UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02687

Name of Registrant:	Vanguard Municipal Bond Funds
Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – October 31, 2013

Item 1: Reports to Shareholders

Annual Report | October 31, 2013

Vanguard Municipal Bond Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Tax-Exempt Money Market Fund	9
Short-Term Tax-Exempt Fund	32
Limited-Term Tax-Exempt Fund	40
Intermediate-Term Tax-Exempt Fund	48
Long-Term Tax-Exempt Fund	56
High-Yield Tax-Exempt Fund	64
About Your Fund’s Expenses	74
Glossary	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel.
The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields[1]	Yields[2]	Returns	Returns	Returns
Vanguard Tax-Exempt Money Market Fund	0.01%	0.02%	0.02%	0.00%	0.02%
Tax-Exempt Money Market Funds Average[3]					0.00

Vanguard Short-Term Tax-Exempt Fund
Investor Shares	0.38%	0.67%	0.89%	–0.38%	0.51%
Admiral™ Shares[4]	0.46	0.81	0.97	–0.38	0.59
Barclays 1 Year Municipal Bond Index					0.74
1–2 Year Municipal Funds Average[3]					0.26

Vanguard Limited-Term Tax-Exempt Fund
Investor Shares	0.82%	1.45%	1.67%	–1.07%	0.60%
Admiral Shares[4]	0.90	1.59	1.75	–1.07	0.68
Barclays 1–5 Year Municipal Bond Index					0.93
1–5 Year Municipal Funds Average[3]					0.05

Vanguard Intermediate-Term Tax-Exempt Fund
Investor Shares	2.36%	4.17%	3.00%	–3.96%	–0.96%
Admiral Shares[4]	2.44	4.31	3.08	–3.96	–0.88
Barclays 1–15 Year Municipal Bond Index					–0.41
Intermediate Municipal Funds Average[3]					–1.35

Vanguard Long-Term Tax-Exempt Fund
Investor Shares	3.36%	5.94%	3.68%	–5.75%	–2.07%
Admiral Shares[4]	3.44	6.08	3.76	–5.75	–1.99
Barclays Municipal Bond Index					–1.72
General & Insured Municipal Debt Funds Average[3]					–3.10

Vanguard High-Yield Tax-Exempt Fund
Investor Shares	3.68%	6.50%	3.74%	–5.85%	–2.11%
Admiral Shares[4]	3.76	6.64	3.81	–5.85	–2.04
Barclays Municipal Bond Index					–1.72
General & Insured Municipal Debt Funds Average[3]					–3.10

1 7-day SEC yield for the Tax-Exempt Money Market Fund; 30-day SEC yield for the other funds.
2 This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 43.4%. State and local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Chairman’s Letter

Dear Shareholder,

The 12 months ended October 31, 2013, marked a difficult period for the municipal bond market, mainly because of a summer slump. The Barclays Municipal Bond Index returned about –6% from May through August before reversing course and ending the year with a return of –1.72%.

The fixed income markets, for both taxable and tax-exempt bonds, were roiled by investors’ concerns about the next steps in the Federal Reserve’s economic stimulus program. Muni investors were further rattled by Detroit’s bankruptcy filing in July, although the city’s long-standing financial challenges were widely known. Even as the market turbulence subsided, news reports of Puerto Rico’s financial struggles, which again had been well known, added another layer of unease.

I should stress that while state and local governments clearly face financial challenges as they emerge from the recession, they generally are facing them head on. For example, restrained budgets have generally been passed on time, and post-recession tax revenues have been steadily rising at the state and, more recently, local levels. The situations in Detroit and Puerto Rico can be viewed as outliers compared with the general trend.

On other matters, we announced in early November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. Later in this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Also, in July, Vanguard’s Florida Focused Long-Term Tax-Exempt Fund was merged into Vanguard Long-Term Tax-Exempt Bond Fund after the merger was approved by the Florida fund’s shareholders.

Bond returns suffered in all segments of the market

While the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainties about the Fed’s monetary policy.

Many investors had expected that the central bank would begin to scale back its massive bond-buying program, which is aimed at stimulating the economy by lowering longer-term interest rates, in 2014. When it seemed possible that this “tapering” might occur instead in the fall of 2013, many short-term-oriented investors sold their bonds, which had the

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2013
	One Year	Three Years	Five Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	–1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	–1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

CPI
Consumer Price Index	0.96%	2.21%	1.52%

2

immediate effect of driving down the prices (and driving up the yields) of Treasury and other taxable bonds.

For the year, the broad U.S. taxable bond market returned –1.08%. International bonds, as measured by the Barclays Global Aggregate Index ex USD, returned –1.95%. Even though the Fed’s program doesn’t include municipal bonds, their prices fell as well.

Stocks found a path
to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the fiscal year. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing. Also of concern was the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performances of the U.S. economy and U.S. stocks may seem surprising, but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Funds’ strategy helped dampen
the impact of rising rates

Given the summer’s challenging circumstances, Vanguard’s municipal bond funds fared relatively well compared with their benchmarks over the 12 months ended October 31, 2013. The bond funds’ returns were modestly lower than those of their benchmark indexes after taking into account operating expenses (which indexes don’t have) and higher than the average returns of peer-group funds.

Interest income from the funds’ highly diversified portfolios cushioned a large portion of the decline in bond prices (see the total returns table on page 1), as bond fund returns ranged from 0.68% for Admiral Shares of the Limited-Term Tax-Exempt Fund to –2.11% for Investor Shares of the High-Yield Tax-Exempt Fund.

The Vanguard muni funds that were most affected by the painful spring and summer were our longer-term and higher-yielding funds. Their yields rose the most for the period; peaking in August. The 30-day SEC yield for Investor Shares of Vanguard Long-Term Tax-Exempt Fund, for example, rose from 2.17% at the start of the period to 3.58% in August before finishing the fiscal year at 3.36%.

Still, given the extremely low level of interest rates in recent years, the Vanguard municipal bond funds were prepared for an eventual rise in yields and the accompanying decline in prices. The advisor, Vanguard Fixed Income Group, had shortened the funds’ durations, which has the effect of cushioning price declines when rates rise. Duration is a gauge of the sensitivity of bond prices to changes in interest rates; shorter durations (measured in months and years) lessen the impact. The advisor also favored bonds with other features that made them less susceptible to the effects of rising rates. And compared with some previous periods, the funds continued to hold higher levels of reserves, which consisted of high-quality bonds (as determined by independent credit-rating agencies) that could be sold easily to meet shareholder redemptions.

Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average[2]
Tax-Exempt Money Market Fund	0.16%	—	0.23%
Short-Term Tax-Exempt Fund	0.20	0.12%	0.61
Limited-Term Tax-Exempt Fund	0.20	0.12	0.72
Intermediate-Term Tax-Exempt Fund	0.20	0.12	0.82
Long-Term Tax-Exempt Fund	0.20	0.12	0.96
High-Yield Tax-Exempt Fund	0.20	0.12	0.96

1 The fund expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, expense ratios were: for the Tax-Exempt Money Market Fund, 0.13%; for the Short-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Limited-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.

2 Peer groups are: for the Tax-Exempt Money Market Fund, Tax-Exempt Money Market Funds; for the Short-Term Tax-Exempt Fund, 1–2 Year Municipal Funds; for the Limited-Term Tax-Exempt Fund, 1–5 Year Municipal Funds; for the Intermediate-Term Tax-Exempt Fund, Intermediate Municipal Funds; for the Long-Term Tax-Exempt Fund and High-Yield Tax-Exempt Fund, General & Insured Municipal Debt Funds. Peer-group values are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

3

During the fiscal period, the returns of Vanguard’s funds were higher than the average returns of peer-group competitors. One reason for this is that our peers generally favored longer durations. In addition, their operating costs, which are paid directly from returns, are noticeably higher than those of Vanguard funds, as you can see in the table on page 3. They also typically carried lower levels of reserves and higher levels of less-liquid bonds. These holdings have higher yields but can be tough to sell during periods of turbulence, and their prices can tumble.

Among the Vanguard bond funds, duration was a key factor affecting returns. For example, the Long-Term Tax-Exempt Fund (which had an average duration of 7.5 years) and our High-Yield Tax-Exempt Fund (7.3 years) returned about –2%, compared with about –1% for the Intermediate-Term Tax-Exempt Fund

(5.5 years). Our two shorter-term funds, the Limited-Term Tax-Exempt Fund (2.4 years) and Short-Term Tax-Exempt Fund (1.0 years), turned in positive results.

In addition to the long-term bond part of its monetary stimulus plan, the Fed has maintained a target for short-term interest rates at 0%–0.25% since 2008. As you know, this has severely limited the returns of savings accounts and money market funds, including Vanguard Tax-Exempt Money Market Fund, which returned 0.02% for the fiscal year.

A decade-long look
at the funds’ performance

Over the ten years ended October 31, the Vanguard municipal bond funds performed well compared with their peer groups, our most important measure of relative success for these funds.

The results are primarily due to the skill of our portfolio managers, traders, and credit analysts. They also reflect the competitive advantage of Vanguard’s low costs, as I mentioned earlier. This can also lead to a difference in investment philosophy: A lower-cost fund can eschew higher-risk assets, as it has no need to offset the drain of high costs.

While competitors generally have higher costs than Vanguard, our benchmark indexes have none. This gives benchmarks a built-in performance edge. With this in mind, the Vanguard funds in most cases were in line with their benchmark indexes.

Bob Auwaerter’s retirement
marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting

Total Returns
Ten Years Ended October 31, 2013

Average Annual
Return
Tax-Exempt Money Market Fund	1.35%
Tax-Exempt Money Market Funds Average[1]	0.98

Short-Term Tax-Exempt Fund Investor Shares	2.12%
Barclays 1 Year Municipal Bond Index	2.25
1–2 Year Municipal Funds Average[1]	0.82

Limited-Term Tax-Exempt Fund Investor Shares	2.71%
Barclays 1–5 Year Municipal Bond Index	3.22
1–5 Year Municipal Funds Average[1]	2.16

Intermediate-Term Tax-Exempt Fund Investor Shares	4.06%
Barclays 1–15 Year Municipal Bond Index	4.26
Intermediate Municipal Funds Average[1]	3.45

Long-Term Tax-Exempt Fund investor Shares	4.26%
Barclays Municipal Bond Index	4.53
General & Insured Municipal Debt Funds Average[1]	3.65

High-Yield Tax-Exempt Fund Investor Shares	4.54%
Barclays Municipal Bond Index	4.53
General & Insured Municipal Debt Funds Average[1]	3.65
1 Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

4

the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

Munis yield a turnabout with Treasuries: What does it mean?

At times over the 12 months ended October 31, 10-year municipal bonds yielded substantially more than their Treasury counterparts, even before factoring in munis’ tax-favored status.
This reversal of what had been the historical relationship between Treasuries and munis has occurred often in recent years. The turmoil started with the 2008–2009 financial crisis and continued amid dire headlines about state and local finances.

Through June, July, and August, a time when investor concerns mounted over Detroit’s bankruptcy filing and the financial health of Puerto Rico, 10-year municipal yields averaged about 31 basis points (1 basis point equals .01 percentage point) or 12% more than 10-year
Treasuries. By the end of October, the gap had closed somewhat, but 10-year muni yields were still averaging some 22 basis points or about 8% more. Over the past decade, however, muni yields have averaged 5% less than their Treasury equivalents.

We believe investors shouldn’t be unduly swayed by this turnabout. Will it vanish if they chase it? Or do investors now perceive muni bonds to be riskier? Rather than speculate, we believe investors should carefully evaluate the role of tax-exempt bonds in a diversified portfolio. For any investor, the proportion of muni holdings (if any) should be based on long-term goals, risk tolerance, and tax considerations—not on what may be transient yield trends.

10-year municipal bond yields have topped their Treasury counterparts

5

Your Fund’s Performance at a Glance
October 31, 2012–October 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Tax-Exempt Money Market Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Short-Term Tax-Exempt Fund
Investor Shares	$15.93	$15.87	$0.141	$0.000
Admiral Shares	15.93	15.87	0.154	0.000
Vanguard Limited-Term Tax-Exempt Fund
Investor Shares	$11.18	$11.06	$0.186	$0.000
Admiral Shares	11.18	11.06	0.195	0.000
Vanguard Intermediate-Term Tax-Exempt Fund
Investor Shares	$14.41	$13.84	$0.433	$0.000
Admiral Shares	14.41	13.84	0.445	0.000
Vanguard Long-Term Tax-Exempt Fund
Investor Shares	$11.82	$11.14	$0.441	$0.000
Admiral Shares	11.82	11.14	0.450	0.000
Vanguard High-Yield Tax-Exempt Fund
Investor Shares	$11.29	$10.63	$0.428	$0.000
Admiral Shares	11.29	10.63	0.436	0.000

6

Advisor’s Report

For the fiscal year ended October 31, 2013, the Vanguard Municipal Bond Funds posted returns that ranged from 0.68% for Admiral Shares of the Limited-Term Tax-Exempt Fund to –2.11% for Investor Shares of the High-Yield Tax-Exempt Fund. The Vanguard bond funds were a step behind their benchmark indexes, but their returns were ahead of the average returns of peer-group funds. The Tax-Exempt Money Market Fund returned 0.02%, marginally higher than the 0% average for its peers.

The investment environment

Some uncertainty is natural in the financial markets, but during the fiscal year conditions were unsettled more than usual, largely because of fiscal battles in Washington and anticipation over what the Federal Reserve might do next.

The struggles in Washington included a debate over the debt ceiling and the October government shutdown, both of which were resolved at least temporarily. Although gross domestic product (or GDP, the broadest measure of goods and services produced across the economy) increased at an annual rate of about 2% during the fiscal year, progress was uneven. Largely because of the impact of yet another fiscal drama—the political showdown over scheduled tax increases and spending cuts known as the “fiscal cliff”—the rate of growth slowed during the first half of fiscal 2013 and accelerated in the second half.

With the unemployment rate declining during the period from 7.9% to 7.3%, housing markets improving, and equity markets nearing all-time highs, the Federal Reserve openly contemplated reducing its aggressive bond-buying program. The Fed, as part of its efforts to lower longer-term interest rates, has been buying $85 billion worth of bonds each month since January and has said it will continue to do so until the economy improves materially.

But the Fed’s suggestion that it might “taper,” or slow the rate of, its purchases surprised the bond markets. The result was a broad decline in bond prices over the summer, which increased yields, steepened the yield curve (the gap between shorter- and longer-term yields), and widened credit spreads (reflecting yield premiums over the highest-quality bonds). The Fed didn’t suggest any changes in another part of its monetary policy, in which it has maintained a target of 0% to 0.25% for short-term interest rates.

During this period, low-credit-quality bonds in general slightly outperformed higher-quality bonds. Among the obvious exceptions were Detroit and Puerto Rico bonds. Detroit became the largest city to file for bankruptcy. Puerto Rico’s long-standing and well-known financial problems were publicized in mainstream news reports, resulting in a return of –17% for the commonwealth’s bonds for the fiscal year.

Offsetting some of the upward pressure on yields was a reduced supply of new issues of municipal bonds, reflecting both the spending restraint of issuers as they continued to recover from the Great Recession and reduced refunding volume as cost savings diminished when rates increased during the summer months. New issues were expected to total $325 billion in the 2013 calendar year, representing a drop of about 15% from a year earlier. The volume of new-project bonds was expected to remain flat, at

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
	October 31,	October 31,
Maturity	2012	2013
2 years	0.30%	0.34%
5 years	0.67	1.06
10 years	1.72	2.44
30 years	2.82	4.04
Source: Vanguard.

7

$165 billion, while the issuance of refunding bonds was expected to drop by 26% to $160 billion.

A bright spot is that post-recession state tax revenues (after accounting for inflation) had grown for 11 straight quarters and local tax revenues had grown for four consecutive quarters as of early in 2013, according to the most recent data available from the Rockefeller Institute. The funding of future payments for pensions and other benefits, of course, remains an intermediate- to long-term challenge for most states and local governments.

All of this has left municipal bonds with higher yields than many of their Treasury counterparts. A common metric is the ratio of 30-year municipal bond yields to 30-year Treasury yields. A ratio above 100% typically indicates that muni yields are more attractive than taxable alternatives (especially considering munis’ tax advantage). At the end of the fiscal year, the ratio was 111%, up from 99% at the start.

Management of the funds

During the fiscal year, many investors switched from longer-maturity to shorter-maturity bonds, which can be less volatile when interest rates rise. Shorter-maturity bonds were top performers.

Entering 2013, our strategy focused on structuring the portfolios to outperform in a rising interest rate environment. We shortened duration (a measure of how sensitive bond prices are to changes in interest rates), favored bonds with features that are structured to provide some defense against rising rates, added floating-rate bonds, and increased our allocation to A-rated securities, especially hospital bonds, because of their combination of good credit quality and higher yields.

We also maintained above-average levels of liquidity by holding bonds that we can sell easily without affecting the core positioning of the funds. This allows us to have “dry powder” available to buy bonds that the market has undervalued, especially during volatile periods.

Positive contributors to the funds’ performance were our short duration position, defensive structures, underweight allocation to Puerto Rico bonds, and security selection. Our tactical duration calls detracted from performance as the municipal market did not follow typical seasonal patterns during 2013.

A look ahead

We expect the economy to grow close to 2.5% in 2014 and the unemployment rate to keep falling. But the unresolved fiscal uncertainties of 2013 will continue into 2014, and we wouldn’t be surprised if talk of tax reform, a subject that can include municipal bonds, resurfaced after dying down during the year.

The expected decline in the jobless rate is likely to prompt the Fed to start tapering its bond purchases during the first calendar quarter of 2014. The gradual reduction should allow the Fed to bring the purchase program to a close by the end of 2014. Of course, the market’s reaction to the Fed’s tapering is a big unknown. To reduce the risk of the sort of large rate increase that occurred with the last taper announcement, we suspect that the Fed will lower the threshold unemployment rate—to 6.0%, down from 6.5%— at which it would consider raising its target short-term interest rate.

If economic growth picks up and the Fed starts tapering, we expect that interest rates will move modestly higher and lower-credit-quality bonds will outperform. We plan to continue our defensive position for rising rates, maintain our overweight allocation to A-rated bonds, and maintain higher levels of liquidity to take advantage of attractive opportunities if volatility increases in the municipal market. As usual, our experienced team will continue to seek outperformance through security selection by identifying bonds that are mispriced by the market.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Group

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Mathew M. Kiselak, Principal,
Portfolio Manager

Marlin G. Brown, Portfolio Manager

James D’Arcy, CFA, Portfolio Manager

Vanguard Fixed Income Group

November 8, 2013

8

Tax-Exempt Money Market Fund

Fund Profile
As of October 31, 2013

Financial Attributes

Ticker Symbol	VMSXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted Maturity	46 days

Largest Area Concentrations

Texas	10.3%
New York	7.5
California	5.9
Indiana	5.3
Illinois	3.8
Florida	3.7
Georgia	3.6
Ohio	3.1
Massachusetts	3.0
Tennessee	2.7
Top Ten	48.9%

Distribution by Credit Quality (% of portfolio)

First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated February 27, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratio was 0.13%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

9

Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: October 31, 2003–October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Tax-Exempt Money Market Fund	0.02%	0.18%	1.35%	$11,434
Tax-Exempt Money Market Funds Average[1]	0.00	0.05	0.98	11,026

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013

		Tax-Exempt
		Money Market
		Funds Average
Fiscal Year	Total Returns	Total Returns[1]
2004	1.03%	0.48%
2005	2.13	1.48
2006	3.26	2.63
2007	3.65	2.99
2008	2.63	2.03
2009	0.60	0.27
2010	0.14	0.00
2011	0.09	0.00
2012	0.04	0.00
2013	0.02	0.00
7-day SEC yield (10/31/2013): 0.01%

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Tax-Exempt Money Market	6/10/1980	0.02%	0.23%	0.00%	1.36%	1.36%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

10

Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Tax-Exempt Municipal Bonds (95.9%)
Alabama (0.1%)
1 Alabama Public School & College Authority Capital Improvement Revenue TOB VRDO	0.080%	11/7/13		16,195	16,195
1 Alabama Public School & College Authority Capital Improvement Revenue TOB VRDO	0.120%	11/7/13		685	685
					16,880
Alaska (0.2%)
Alaska GO	4.000%	8/1/14		3,300	3,393
1 Alaska Housing Finance Corp. General Housing Revenue TOB VRDO	0.100%	11/7/13		10,365	10,365
Alaska Student Loan Corp. Education Loan Revenue VRDO	0.100%	11/7/13	LOC	25,000	25,000
					38,758
Arizona (1.7%)
Apache County AZ Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power Co. Project) VRDO	0.110%	11/7/13	LOC	30,625	30,625
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.070%	11/7/13	LOC	69,900	69,900
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.080%	11/7/13	LOC	25,715	25,715
Arizona School Facilities Board Revenue (School Trust)	5.750%	7/1/14	(Prere.)	10,835	11,216
Arizona Unemployment Insurance TAN	1.500%	5/7/14		13,000	13,088
Arizona Unemployment Insurance TAN	1.500%	5/21/14		17,000	17,123
Coconino County AZ Pollution Control Corp. Revenue
(Tucson Electric Power Navajo Project) VRDO	0.130%	11/7/13	LOC	18,300	18,300
1 Maricopa County AZ Public Finance Corp. Lease Revenue TOB VRDO	0.110%	11/7/13		11,945	11,945
Maricopa County Community College District GO	2.000%	7/1/14		7,500	7,589
Mesa AZ Utility System Revenue	5.000%	7/1/14	(Prere.)	3,900	4,024
Mesa AZ Utility System Revenue	5.000%	7/1/14	(Prere.)	1,800	1,857
Mesa AZ Utility System Revenue	5.000%	7/1/14	(Prere.)	2,750	2,837
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.180%	11/7/13		1,000	1,000
1 Phoenix AZ Civic Improvement Corp. Transit Revenue TOB VRDO	0.080%	11/7/13	LOC	22,225	22,225
1 Phoenix AZ Civic Improvement Corp. Wastewater System Revenue TOB VRDO	0.080%	11/7/13	LOC	20,340	20,340
1 Phoenix AZ Civic Improvement Corp. Water System Revenue TOB VRDO	0.080%	11/7/13		8,240	8,240
1 Phoenix AZ Civic Improvement Corp. Water System Revenue TOB VRDO	0.090%	11/7/13		4,995	4,995
1 Salt River AZ Project Agricultural Improvement & Power District
Electric System Revenue TOB VRDO	0.080%	11/7/13		4,000	4,000
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.080%	11/7/13		16,000	16,000
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.090%	11/7/13		3,320	3,320
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.090%	11/7/13		4,560	4,560
1 Tempe AZ Union High School District TOB VRDO	0.080%	11/7/13		6,840	6,840
					305,739
California (5.9%)
ABAG Finance Authority for Nonprofit Corps. California Revenue
(Computer History Museum) VRDO	0.060%	11/7/13	LOC	7,000	7,000
Berkeley CA TRAN	1.000%	7/10/14		12,495	12,564
California Community College Financing Authority TRAN	2.000%	12/31/13		14,000	14,040
California Community College Financing Authority TRAN	2.000%	12/31/13		7,500	7,521
California Community College Financing Authority TRAN	2.000%	6/30/14		27,000	27,320
1 California Educational Facilities Authority Revenue (University of Southern California) TOB VRDO	0.080%	11/7/13		20,000	20,000
1 California Educational Facilities Authority Revenue (University of Southern California) TOB VRDO	0.090%	11/7/13		5,050	5,050
California GO	5.000%	2/1/14	(Prere.)	5,825	5,895
California RAN	2.000%	5/28/14		172,000	173,752
California RAN	2.000%	6/23/14		282,000	285,194
California School Cash Reserve Program Authority Pool TRAN	2.000%	12/31/13		2,500	2,507
California State GO CP	0.110%	12/3/13	LOC	32,000	32,000
California Statewide Communities Development Authority Gas Supply Revenue VRDO	0.080%	11/7/13		79,790	79,790
1 California Statewide Communities Development Authority Revenue (Sutter Health) TOB VRDO	0.100%	11/7/13		5,545	5,545
Chula Vista CA Multifamily Housing Revenue (Teresina Apartments) VRDO	0.070%	11/7/13	LOC	18,970	18,970
Contra Costa County CA Multifamily Housing Revenue (Park Regency) VRDO	0.070%	11/7/13	LOC	12,800	12,800
East Bay CA Municipal Utility District Water System Revenue (Extendible) CP	0.130%	12/5/13		15,000	15,000

11

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
East Bay CA Municipal Utility District Water System Revenue (Extendible) CP	0.140%	1/7/14		10,000	10,000
2 Eastern Municipal Water District CA Water & Sewer Revenue PUT	0.100%	7/3/14		12,300	12,300
2 Irvine CA Ranch Water District Revenue PUT	0.080%	3/4/14		8,210	8,210
2 Irvine CA Ranch Water District Revenue PUT	0.080%	3/4/14		8,365	8,365
Los Angeles CA Community Redevelopment Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.070%	11/7/13	LOC	8,500	8,500
2 Los Angeles CA Unified School District GO TOB PUT	0.120%	11/28/13		37,495	37,495
Los Angeles County CA Schools Pooled Financing Program TRAN	2.000%	11/29/13		1,500	1,502
Los Angeles County CA Schools Pooled Financing Program TRAN	2.000%	12/31/13		3,500	3,510
Los Angeles County CA TRAN	2.000%	6/30/14		25,000	25,300
1 Nuveen California Select Quality Municipal Fund VRDP VRDO	0.160%	11/7/13	LOC	26,000	26,000
Orange County CA Sanitation District COP BAN	2.000%	10/16/14		50,000	50,873
1 Orange County CA Sanitation District COP TOB VRDO	0.090%	11/7/13		19,845	19,845
Riverside County CA Teeter Notes 2013	2.000%	10/15/14		24,135	24,548
Riverside County CA TRAN	2.000%	3/31/14		39,000	39,295
1 Sacramento County CA Sanitation Districts Financing Authority Revenue TOB VRDO	0.070%	11/7/13	LOC	4,950	4,950
San Bernardino County CA TRAN	2.000%	6/30/14		13,300	13,459
San Diego CA County TRAN	2.000%	4/30/14		3,510	3,541
San Diego CA USD TRAN	2.000%	1/31/14		23,600	23,708
1 San Francisco CA Bay Area Rapid Transit District Sales Tax Revenue TOB VRDO	0.090%	11/7/13		3,600	3,600
1 San Mateo County CA Community College District GO TOB VRDO	0.080%	11/7/13		9,500	9,500
1 San Mateo County CA Community College District GO TOB VRDO	0.090%	11/7/13		4,260	4,260
					1,063,709
Colorado (2.5%)
1 Board of Governors of the Colorado State University System Enterprise Revenue TOB VRDO	0.080%	11/7/13	LOC	21,995	21,995
Castle Rock CO COP VRDO	0.130%	11/7/13	LOC	10,000	10,000
Colorado Education Loan Program TRAN	1.250%	6/27/14		60,000	60,418
Colorado Educational & Cultural Facilities Authority Revenue
(National Jewish Federation Bond Program) VRDO	0.090%	11/1/13	LOC	660	660
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan Society Project)	6.125%	6/1/14	(Prere.)	2,545	2,630
Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan Society Project) VRDO	0.080%	11/7/13	LOC	800	800
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.080%	11/7/13		7,000	7,000
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.090%	11/7/13		11,905	11,905
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.090%	11/7/13		14,320	14,320
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.080%	11/7/13		16,700	16,700
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.080%	11/7/13		26,855	26,855
Colorado Housing & Finance Authority Multi-Family Mortgage Revenue VRDO	0.090%	11/7/13		49,100	49,100
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.070%	11/7/13		25,025	25,025
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.070%	11/7/13		25,200	25,200
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.090%	11/7/13		11,400	11,400
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.090%	11/7/13		25,000	25,000
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.090%	11/7/13		27,840	27,840
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.090%	11/7/13		9,815	9,815
Colorado Housing & Finance Authority Single Family Mortgage Revenue VRDO	0.100%	11/7/13		18,800	18,800
1 Colorado Regional Transportation District Sales Tax Revenue TOB VRDO	0.090%	11/7/13		11,270	11,270
Colorado Springs CO Utility System Revenue VRDO	0.080%	11/7/13		12,600	12,600
Colorado Springs CO Utility System Revenue VRDO	0.090%	11/7/13		33,045	33,045
1 Denver CO City & County Airport Revenue TOB VRDO	0.110%	11/7/13	LOC	25,000	25,000
Denver CO City & County COP VRDO	0.090%	11/1/13		2,830	2,830
1 El Paso CO COP TOB VRDO	0.080%	11/7/13	LOC	11,040	11,040
					461,248
Connecticut (1.8%)
2 Connecticut GO	0.170%	8/15/14		10,000	10,000
1 Connecticut Health & Educational Facilities Authority Revenue (Yale University) TOB VRDO	0.090%	11/1/13		7,740	7,740
1 Connecticut Health & Educational Facilities Authority Revenue (Yale University) TOB VRDO	0.120%	11/7/13		10,335	10,335
Connecticut Health & Educational Facilities Authority Revenue (Yale University) VRDO	0.060%	11/7/13		20,445	20,445
Connecticut Health & Educational Facilities Authority Revenue (Yale University) VRDO	0.060%	11/7/13		45,725	45,725
Connecticut Health & Educational Facilities Authority Revenue (Yale University) VRDO	0.060%	11/7/13		17,815	17,815
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program VRDO	0.080%	11/7/13		75,205	75,205
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program VRDO	0.090%	11/7/13		21,495	21,495
1 Connecticut Special Tax Obligation Revenue TOB VRDO	0.080%	11/7/13		3,000	3,000
Hartford County CT Metropolitan District BAN	2.000%	3/25/14		100,000	100,711
Hartford CT BAN	2.000%	4/10/14		13,000	13,098
					325,569

12

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Delaware (0.0%)
1 Delaware Housing Authority Single Family Mortgage Revenue TOB VRDO	0.340%	11/7/13		1,560	1,560

District of Columbia (0.8%)
1 District of Columbia COP TOB VRDO	0.080%	11/7/13	LOC	17,205	17,205
1 District of Columbia GO TOB VRDO	0.080%	11/7/13	LOC	22,745	22,745
2 District of Columbia Income Tax Revenue	0.380%	12/1/13		1,000	1,000
2 District of Columbia Income Tax Revenue	0.380%	12/1/13		14,970	14,971
1 District of Columbia Income Tax Revenue TOB VRDO	0.080%	11/7/13		7,855	7,855
1 District of Columbia Income Tax Revenue TOB VRDO	0.090%	11/7/13		9,995	9,995
1 District of Columbia Income Tax Revenue TOB VRDO	0.100%	11/7/13		4,200	4,200
District of Columbia Revenue (Henry J. Kaiser Family Foundation) VRDO	0.180%	11/7/13		26,000	26,000
1 District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.080%	11/7/13	LOC	12,815	12,815
1 District of Columbia Water & Sewer Authority Public Utility Revenue TOB VRDO	0.100%	11/7/13		11,865	11,865
1 Metropolitan Washington DC/VA Airports Authority Airport System Revenue TOB VRDO	0.110%	11/7/13		9,305	9,305
					137,956
Florida (3.7%)
1 Brevard County FL School Board COP TOB VRDO	0.080%	11/7/13	LOC	13,695	13,695
1 Broward County FL GO TOB VRDO	0.080%	11/7/13		8,115	8,115
1 Broward County FL School Board COP TOB VRDO	0.080%	11/7/13	LOC	34,385	34,385
1 Broward County FL Water & Sewer Utility Revenue TOB VRDO	0.090%	11/7/13		5,660	5,660
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.080%	11/7/13		12,750	12,750
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.080%	11/7/13		6,265	6,265
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.080%	11/7/13		12,000	12,000
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.090%	11/7/13		9,000	9,000
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.090%	11/7/13		10,160	10,160
1 Florida Department of Management Services COP TOB VRDO	0.090%	11/7/13		6,955	6,955
1 Florida Department of Transportation Turnpike Revenue TOB VRDO	0.100%	11/7/13		6,000	6,000
1 Florida Housing Finance Corp. Homeowner Mortgage Revenue TOB VRDO	0.140%	11/7/13		2,320	2,320
Florida Keys Aqueduct Authority Water Revenue VRDO	0.070%	11/7/13	LOC	28,350	28,350
1 Florida Ports Financing Commission Revenue TOB VRDO	0.440%	11/7/13		3,930	3,930
Gainesville FL Utility System Revenue VRDO	0.090%	11/1/13		4,940	4,940
1 Greater Orlando Aviation Authority Orlando Florida Airport Facilities Revenue TOB VRDO	0.100%	11/7/13		12,000	12,000
Jacksonville FL Electric Authority Electric System Revenue CP	0.130%	11/14/13		15,335	15,335
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.100%	11/7/13		7,770	7,770
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.100%	11/7/13		37,890	37,890
1 Jacksonville FL Special Revenue TOB VRDO	0.090%	11/7/13		3,900	3,900
1 Miami-Dade County FL Building Better Communities GO TOB VRDO	0.080%	11/7/13	LOC	40,825	40,825
1 Miami-Dade County FL School Board COP TOB VRDO	0.080%	11/7/13	LOC	15,935	15,935
1 Miami-Dade County FL School Board COP TOB VRDO	0.090%	11/7/13	(13)	8,930	8,930
North Broward FL Hospital District Revenue VRDO	0.070%	11/7/13	LOC	52,000	52,000
Orange County FL Health Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System) VRDO	0.090%	11/7/13	LOC	4,630	4,630
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project) VRDO	0.090%	11/7/13		24,775	24,775
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project) VRDO	0.090%	11/7/13		15,550	15,550
1 Orange County FL Housing Finance Authority Homeowner Revenue
(Multi-County Program) TOB VRDO	0.140%	11/7/13		1,345	1,345
1 Orange County FL School Board COP TOB VRDO	0.080%	11/7/13	LOC	34,740	34,740
1 Orange County FL School Board COP TOB VRDO	0.080%	11/7/13		8,000	8,000
1 Orange County FL School Board COP TOB VRDO	0.080%	11/7/13		19,070	19,070
Orlando & Orange County FL Expressway Authority Revenue VRDO	0.070%	11/7/13	LOC	20,000	20,000
1 Palm Beach County FL Public Improvement Revenue TOB VRDO	0.080%	11/7/13		8,360	8,360
Palm Beach County FL Revenue (Children’s Home Society Project) VRDO	0.140%	11/7/13	LOC	11,230	11,230
Palm Beach County FL Revenue (Community Foundation Palm Beach Project) VRDO	0.100%	11/7/13	LOC	5,700	5,700
Palm Beach County FL Revenue (Pine Crest Preparatory, Inc.) VRDO	0.070%	11/7/13	LOC	4,400	4,400
1 Palm Beach County FL School Board COP TOB VRDO	0.130%	11/7/13		2,935	2,935
1 Palm Beach County FL Water & Sewer Revenue TOB VRDO	0.090%	11/7/13		5,535	5,535
Pinellas County FL School District TAN	1.250%	6/30/14		83,000	83,576
1 South Florida Water Management District COP TOB VRDO	0.090%	11/1/13		10,490	10,490
1 South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group) TOB VRDO	0.140%	11/7/13		42,995	42,995
1 Tampa Bay FL Water Utility System Revenue TOB VRDO	0.100%	11/7/13		6,730	6,730
					669,171
Georgia (3.6%)
Atlanta GA Development Authority Revenue (Georgia Aquarium Inc. Project) VRDO	0.090%	11/7/13	LOC	23,515	23,515
Cobb County GA Hospital Authority Revenue (Equipment Pool Project) VRDO	0.080%	11/7/13	LOC	6,600	6,600
1 DeKalb County GA Water & Sewer Revenue TOB VRDO	0.080%	11/7/13	LOC	26,260	26,260
1 DeKalb County GA Water & Sewer Revenue TOB VRDO	0.100%	11/7/13		11,990	11,990
Floyd County GA Development Authority Revenue (Berry College Project) VRDO	0.090%	11/7/13	LOC	12,495	12,495

13

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Floyd County GA Development Authority Revenue (Berry College Project) VRDO	0.090%	11/7/13	LOC	30,975	30,975
Floyd County GA Development Authority Revenue (Berry College Project) VRDO	0.090%	11/7/13	LOC	49,000	49,000
1 Fulton County GA Development Authority Revenue (Piedmont Healthcare Inc. Project) TOB VRDO	0.090%	11/7/13		22,835	22,835
Fulton County GA Development Authority Revenue (Piedmont Healthcare Inc. Project) VRDO	0.090%	11/7/13	LOC	66,740	66,740
Fulton County GA Development Authority Revenue (Robert A. Woodruff Arts Center) VRDO	0.090%	11/7/13	LOC	47,500	47,500
Fulton County GA Development Authority Revenue (Shepherd Center Inc. Project) VRDO	0.090%	11/7/13	LOC	48,075	48,075
Fulton County GA TAN	2.000%	12/31/13		60,000	60,180
Georgia GO	2.000%	2/1/14		5,280	5,304
Georgia GO	5.000%	7/1/14		16,550	17,081
1 Georgia GO TOB VRDO	0.110%	11/7/13		10,450	10,450
1 Gwinnett County GA School District GO TOB VRDO	0.080%	11/7/13		12,155	12,155
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia) VRDO	0.090%	11/7/13	LOC	13,475	13,475
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia) VRDO	0.090%	11/7/13	LOC	40,925	40,925
Main Street Natural Gas Inc. Georgia Gas Project Revenue VRDO	0.080%	11/7/13		89,600	89,600
Metropolitan Atlanta Rapid Transit Authority (GA) CP	0.110%	11/7/13	LOC	12,000	12,000
Milledgeville-Baldwin County GA Development Authority Revenue
(Georgia College & State University Foundation)	5.250%	9/1/14	(Prere.)	410	431
Milledgeville-Baldwin County GA Development Authority Revenue
(Georgia College & State University Foundation)	5.625%	9/1/14	(Prere.)	5,900	6,224
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.080%	11/7/13		15,180	15,180
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.090%	11/7/13		2,590	2,590
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.090%	11/7/13		5,630	5,630
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.100%	11/7/13		4,000	4,000
Private Colleges & University Authority of Georgia Revenue (Emory University) VRDO	0.070%	11/7/13		20,000	20,000
					661,210
Hawaii (0.3%)
1 Honolulu HI City & County Board Water Supply Water System Revenue TOB VRDO	0.080%	11/7/13	LOC	7,000	7,000
1 Honolulu HI City & County Wastewater System Revenue TOB VRDO	0.080%	11/7/13	LOC	16,175	16,175
1 University of Hawaii Revenue TOB VRDO	0.080%	11/7/13	LOC	12,760	12,760
1 University of Hawaii Revenue TOB VRDO	0.090%	11/7/13	(13)	19,800	19,800
					55,735
Idaho (1.0%)
Idaho Building Authority Revenue (Prison Facilities Project) VRDO	0.080%	11/7/13		7,800	7,800
2 Idaho Health Facilities Authority Hospital Revenue (Trinity Health Group) PUT	0.150%	5/29/14		10,915	10,915
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	6,800	6,800
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	3,400	3,400
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	7,200	7,200
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	5,645	5,645
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	4,440	4,440
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	8,440	8,440
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	7,225	7,225
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13		9,315	9,315
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	7,525	7,525
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	7,525	7,525
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	7,560	7,560
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	10,330	10,330
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	10,820	10,820
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13		10,425	10,425
Idaho Housing & Finance Association Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	9,280	9,280
Idaho TAN	2.000%	6/30/14		45,000	45,537
					180,182
Illinois (3.8%)
Channahon IL Revenue (Morris Hospital) VRDO	0.080%	11/7/13	LOC	3,760	3,760
Channahon IL Revenue (Morris Hospital) VRDO	0.080%	11/7/13	LOC	4,825	4,825
Chicago IL Board of Education GO VRDO	0.090%	11/7/13	LOC	14,615	14,615
1 Chicago IL Metropolitan Water Reclamation District GO TOB VRDO	0.080%	11/7/13		9,385	9,385
1 Chicago IL Metropolitan Water Reclamation District GO TOB VRDO	0.180%	11/7/13		12,000	12,000
1 Chicago IL Water Revenue TOB VRDO	0.150%	11/7/13		17,870	17,870
Chicago IL Water Revenue VRDO	0.150%	11/7/13	LOC	18,550	18,550
Chicago IL Water Revenue VRDO	0.150%	11/7/13	LOC	6,635	6,635
Chicago IL Water Revenue VRDO	0.150%	11/7/13	LOC	5,005	5,005
Illinois Educational Facilities Authority Revenue (Columbia College Chicago) VRDO	0.060%	11/7/13	LOC	14,900	14,900
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	0.230%	3/13/14		10,000	10,000
1 Illinois Educational Facilities Authority Revenue (University of Chicago) TOB VRDO	0.080%	11/7/13		11,000	11,000
1 Illinois Educational Facilities Authority Revenue (University of Chicago) TOB VRDO	0.100%	11/7/13		9,185	9,185
2 Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	0.200%	5/29/14		11,500	11,500
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.070%	11/7/13		61,640	61,640
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.100%	11/7/13		49,230	49,230
1 Illinois Finance Authority Revenue (Advocate Health Care) TOB VRDO	0.090%	11/7/13		25,000	25,000

14

Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Illinois Finance Authority Revenue (Bradley University) VRDO	0.070%	11/7/13	LOC	3,750	3,750
	Illinois Finance Authority Revenue (Carle Foundation) VRDO	0.090%	11/7/13	LOC	9,700	9,700
1	Illinois Finance Authority Revenue (Central DuPage Health) TOB VRDO	0.090%	11/7/13		13,125	13,125
	Illinois Finance Authority Revenue (Chicago Horticulture Project) VRDO	0.100%	11/7/13	LOC	21,000	21,000
	Illinois Finance Authority Revenue (Evangelical Project) VRDO	0.080%	11/7/13	LOC	4,760	4,760
	Illinois Finance Authority Revenue (Hospital Sister Services Inc.) CP	0.100%	11/6/13		50,000	50,000
	Illinois Finance Authority Revenue (Methodist Medical Center) VRDO	0.090%	11/7/13	LOC	11,500	11,500
1	Illinois Finance Authority Revenue (Northshore University Health System) TOB VRDO	0.090%	11/7/13		4,375	4,375
1	Illinois Finance Authority Revenue (Northwestern Memorial Hospital) TOB VRDO	0.090%	11/7/13		6,000	6,000
	Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.100%	11/7/13		17,320	17,320
	Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.100%	11/7/13		4,965	4,965
1	Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.080%	11/7/13		8,165	8,165
	Illinois Finance Authority Revenue (Rush University Medical Center) VRDO	0.090%	11/7/13	LOC	12,000	12,000
	Illinois Finance Authority Revenue (Trinity International University) VRDO	0.080%	11/7/13	LOC	11,955	11,955
1	Illinois Finance Authority Revenue (University of Chicago Medical Center) TOB VRDO	0.110%	11/7/13		10,200	10,200
1	Illinois Finance Authority Revenue (University of Chicago) TOB VRDO	0.080%	11/7/13		20,500	20,500
	Illinois Finance Authority Revenue (University of Chicago) VRDO	0.080%	11/7/13		15,461	15,461
	Illinois Finance Authority Revenue (University of Chicago) VRDO	0.080%	11/7/13		16,000	16,000
	Illinois Health Facilities Authority Revenue (Elmhurst Memorial Hospital) VRDO	0.070%	11/7/13	LOC	16,100	16,100
1	Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.090%	11/7/13		14,900	14,900
1	Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.090%	11/7/13		8,995	8,995
	Illinois Toll Highway Authority Toll Highway Revenue VRDO	0.090%	11/7/13	LOC	20,000	20,000
1	Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue TOB VRDO	0.080%	11/7/13		21,120	21,120
1	Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue TOB VRDO	0.080%	11/7/13		8,125	8,125
1	Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue TOB VRDO	0.080%	11/7/13		42,020	42,020
1	Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue TOB VRDO	0.100%	11/7/13		12,640	12,640
1	Southern Illinois University Revenue TOB VRDO	0.080%	11/7/13	LOC	11,345	11,345
1	University of Illinois Auxiliary Facilities System Revenue TOB VRDO	0.120%	11/7/13		14,300	14,300
						695,421
Indiana (5.3%)
	Indiana Finance Authority Environmental Improvement Revenue (Ispat Inland Inc. Project) VRDO	0.110%	11/7/13	LOC	26,000	26,000
1	Indiana Finance Authority Hospital Revenue (Indiana University) TOB VRDO	0.080%	11/7/13	LOC	10,000	10,000
	Indiana Finance Authority Hospital Revenue (Indiana University) VRDO	0.070%	11/7/13	LOC	16,825	16,825
	Indiana Finance Authority Hospital Revenue (Indiana University) VRDO	0.090%	11/7/13	LOC	44,160	44,160
	Indiana Finance Authority Midwestern Disaster Relief Revenue
	(Ohio Valley Electric Corp. Project) VRDO	0.070%	11/7/13	LOC	10,000	10,000
	Indiana Finance Authority Revenue (Ascension Health Credit Group) VRDO	0.080%	11/7/13		17,000	17,000
	Indiana Finance Authority Revenue (Ascension Health Credit Group) VRDO	0.080%	11/7/13		26,825	26,825
	Indiana Finance Authority Revenue (Columbus Regional Hospital) VRDO	0.080%	11/7/13	LOC	6,300	6,300
	Indiana Finance Authority Revenue (DePauw University Project) VRDO	0.070%	11/7/13	LOC	36,510	36,510
[1,2]	Indiana Finance Authority Revenue (Lease Appropriation) TOB PUT	0.150%	1/2/14		49,495	49,495
	Indiana Finance Authority Revenue (Lease Appropriation) VRDO	0.060%	11/7/13		34,260	34,260
	Indiana Finance Authority Revenue (Lease Appropriation) VRDO	0.080%	11/7/13		40,000	40,000
	Indiana Finance Authority State Revolving Fund Program Revenue	4.000%	2/1/14		2,600	2,625
	Indiana Finance Authority State Revolving Fund Program Revenue	5.000%	2/1/14		5,030	5,090
1	Indiana Health & Educational Facility Financing Authority Health System Revenue
	(Sisters of St. Francis Health Services Inc.) TOB VRDO	0.100%	11/7/13		4,925	4,925
1	Indiana Health & Educational Facility Financing Authority Revenue
	(Ascension Health Credit Group) TOB VRDO	0.090%	11/7/13		7,775	7,775
	Indiana Health Facility Financing Authority Hospital Revenue
	(Community Foundation of Northwest Indiana Obligated Group)	6.000%	3/1/14	(Prere.)	17,035	17,532
1	Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) TOB VRDO	0.100%	11/7/13		12,750	12,750
	Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) VRDO	0.080%	11/7/13		42,500	42,500
1	Indiana Housing & Community Development Authority Single Family
	Mortgage Revenue TOB VRDO	0.080%	11/7/13		39,495	39,495
1	Indiana Housing & Community Development Authority Single Family
	Mortgage Revenue TOB VRDO	0.140%	11/7/13		845	845
1	Indianapolis IN Local Public Improvement Bond Bank Revenue
	(PILOT Infrastructure Project) TOB VRDO	0.100%	11/7/13		11,775	11,775
1	Indianapolis IN Local Public Improvement Bond Bank Revenue
	(PILOT Infrastructure Project) TOB VRDO	0.100%	11/7/13		3,500	3,500
3	Ivy IN Tech Community College Revenue	2.000%	7/1/14		6,035	6,101
	Lawrenceburg IN Pollution Control Revenue VRDO	0.070%	11/7/13	LOC	5,500	5,500
	Posey County IN Economic Development Revenue (Midwest Fertilizer Corp. Project) PUT	0.550%	4/10/14		450,000	450,000
1	Wayne Township Marion County IN School Building Corp. Mortgage Revenue TOB VRDO	0.080%	11/7/13	LOC	30,230	30,230
						958,018

15

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Iowa (0.2%)
Iowa Finance Authority Single Family Mortgage Revenue VRDO	0.100%	11/7/13		10,995	10,995
Iowa Finance Authority Single Family Mortgage Revenue VRDO	0.100%	11/7/13		11,330	11,330
Iowa Finance Authority Single Family Mortgage Revenue VRDO	0.100%	11/7/13		10,615	10,615
					32,940
Kansas (0.6%)
1 Kansas Department of Transportation Highway Revenue TOB VRDO	0.080%	11/7/13		6,060	6,060
Kansas Department of Transportation Highway Revenue VRDO	0.110%	11/7/13		20,210	20,210
1 Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.100%	11/7/13		9,225	9,225
1 Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.100%	11/7/13		8,000	8,000
Sedgwick County KS Airport Facility Revenue (FlightSafety International Inc. Project) VRDO	0.130%	11/7/13		34,000	34,000
Wyandotte County/Kansas City Unified Government (KS) TAN	0.240%	3/1/14		26,500	26,502
					103,997
Kentucky (1.4%)
Boyle County KY Hospital Revenue (Ephraim McDowell Health Project) VRDO	0.080%	11/7/13	LOC	11,600	11,600
Kentucky Economic Development Finance Authority Hospital Facilities Revenue
(St. Elizabeth Medical Center Inc.) VRDO	0.080%	11/7/13		33,700	33,700
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group) VRDO	0.080%	11/7/13	LOC	12,000	12,000
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project) VRDO	0.090%	11/7/13	LOC	4,900	4,900
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project) VRDO	0.090%	11/7/13	LOC	34,600	34,600
2 Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	0.180%	5/29/14		10,000	10,000
2 Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	0.180%	5/29/14		10,000	10,000
Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) VRDO	0.120%	11/7/13		37,300	37,300
Kentucky Higher Education Student Loan Corp. Student Loan Revenue VRDO	0.100%	11/7/13	LOC	26,000	26,000
Kentucky Housing Corp. Housing Revenue VRDO	0.100%	11/7/13		17,540	17,540
Kentucky Housing Corp. Housing Revenue VRDO	0.100%	11/7/13		9,750	9,750
1 Kentucky Turnpike Authority Economic Development Road Revenue
(Revitalization Project) TOB VRDO	0.080%	11/7/13		10,275	10,275
1 Louisville & Jefferson County KY Metropolitan Government Parking Revenue TOB VRDO	0.090%	11/7/13		6,125	6,125
Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	5.250%	5/15/14	(Prere.)	11,990	12,435
Richmond KY League of Cities Funding Lease Program Revenue VRDO	0.110%	11/7/13	LOC	6,700	6,700
Shelby County KY GO VRDO	0.080%	11/1/13	LOC	1,840	1,840
Williamstown KY League of Cities Funding Trust Lease Revenue VRDO	0.110%	11/7/13	LOC	3,600	3,600
Williamstown KY League of Cities Funding Trust Lease Revenue VRDO	0.110%	11/7/13	LOC	3,540	3,540
					251,905
Louisiana (1.2%)
Ascension Parish LA Industrial Development Board Revenue (IMTT-Geismar Project) VRDO	0.090%	11/7/13	LOC	25,000	25,000
East Baton Rouge Parish LA Industrial Development Board Solid Waste
Disposal Revenue (Georgia-Pacific Corp. Project) VRDO	0.110%	11/7/13	LOC	3,550	3,550
Louisiana Public Facilities Authority Revenue (CHRISTUS Health) VRDO	0.090%	11/7/13	LOC	18,000	18,000
Louisiana Public Facilities Authority Revenue (International-Matex Tank Terminals Project) VRDO	0.090%	11/7/13	LOC	50,000	50,000
Louisiana Public Facilities Authority Revenue (International-Matex Tank Terminals Project) VRDO	0.090%	11/7/13	LOC	55,000	55,000
Louisiana Public Facilities Authority Revenue (Tiger Athletic Foundation Project) VRDO	0.080%	11/7/13	LOC	19,265	19,265
St. James Parish LA Revenue (Nustar Logistics LP Project) VRDO	0.090%	11/7/13	LOC	45,740	45,740
					216,555
Maine (0.2%)
1 Maine Housing Authority Mortgage Revenue TOB VRDO	0.140%	11/7/13		5,510	5,510
Maine Housing Authority Mortgage Revenue VRDO	0.140%	11/7/13		20,000	20,000
Maine Housing Authority Mortgage Revenue VRDO	0.140%	11/7/13		9,000	9,000
Old Town ME Solid Waste Disposal Revenue (George-Pacific Corp. Project) VRDO	0.110%	11/7/13	LOC	4,260	4,260
					38,770
Maryland (2.6%)
Anne Arundel County MD GO	4.000%	4/1/14		6,960	7,070
Anne Arundel County MD GO	4.000%	4/1/14		1,265	1,285
Howard County MD GO CP	0.090%	11/6/13		40,000	40,000
Howard County MD GO CP	0.130%	2/18/14		42,000	42,000
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.130%	11/7/13		4,235	4,235
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.130%	11/7/13		4,430	4,430
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.130%	11/7/13		7,520	7,520
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.140%	11/7/13		8,250	8,250
Maryland GO	5.000%	8/1/14		1,590	1,647
1 Maryland GO TOB VRDO	0.100%	11/7/13		10,125	10,125
Maryland Health & Higher Educational Facilities Authority (Goucher College) Revenue	5.125%	7/1/14	(Prere.)	6,200	6,402
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins University) TOB VRDO	0.080%	11/7/13		7,615	7,615

16

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins University) TOB VRDO	0.080%	11/7/13		7,335	7,335
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins University) TOB VRDO	0.100%	11/7/13		3,950	3,950
1 Maryland Transportation Authority Facilities Projects Revenue TOB VRDO	0.080%	11/7/13		15,325	15,325
1 Maryland Transportation Authority Facilities Projects Revenue TOB VRDO	0.090%	11/7/13		13,860	13,860
Montgomery County MD GO CP	0.120%	11/12/13		50,505	50,505
Montgomery County MD GO CP	0.120%	11/13/13		23,450	23,450
Montgomery County MD GO CP	0.120%	11/14/13		10,000	10,000
Montgomery County MD GO CP	0.120%	11/14/13		25,950	25,950
Montgomery County MD GO CP	0.120%	11/18/13		90,000	90,000
Montgomery County MD GO CP	0.130%	11/19/13		30,000	30,000
Montgomery County MD Housing Opportunities Commission Multifamily Housing Revenue
(Canterbury Apartments) VRDO	0.100%	11/7/13	LOC	8,030	8,030
Washington Suburban Sanitation District Maryland GO VRDO	0.080%	11/7/13		20,000	20,000
Washington Suburban Sanitation District Maryland GO VRDO	0.080%	11/7/13		25,900	25,900
					464,884
Massachusetts (3.0%)
Massachusetts Bay Transportation Authority Sales Tax Revenue CP	0.120%	11/13/13		24,125	24,125
Massachusetts Bay Transportation Authority Sales Tax Revenue CP	0.130%	11/14/13		14,500	14,500
Massachusetts Department of Transportation Metropolitan Highway System Revenue VRDO	0.080%	11/7/13		38,625	38,625
Massachusetts Development Finance Agency Revenue (Cushing Academy Issue) VRDO	0.090%	11/7/13	LOC	8,580	8,580
1 Massachusetts GO TOB VRDO	0.090%	11/1/13		5,700	5,700
1 Massachusetts GO TOB VRDO	0.070%	11/7/13		13,545	13,545
1 Massachusetts GO TOB VRDO	0.080%	11/7/13	LOC	39,600	39,600
1 Massachusetts GO TOB VRDO	0.090%	11/7/13		3,750	3,750
1 Massachusetts GO TOB VRDO	0.090%	11/7/13		1,850	1,850
1 Massachusetts Health & Educational Facilities Authority Revenue (Harvard University) TOB VRDO	0.080%	11/1/13		8,800	8,800
1 Massachusetts Health & Educational Facilities Authority Revenue (MIT) TOB VRDO	0.100%	11/7/13		11,485	11,485
Massachusetts Health & Educational Facilities Authority Revenue (MIT) VRDO	0.070%	11/7/13		84,030	84,030
Massachusetts Health & Educational Facilities Authority Revenue (Museum of Fine Arts) VRDO	0.090%	11/1/13		46,600	46,600
Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) VRDO	0.110%	11/7/13		54,105	54,105
Massachusetts Health & Educational Facilities Authority Revenue (Pool Loan Program) VRDO	0.110%	11/7/13	LOC	20,200	20,200
1 Massachusetts Housing Finance Agency Multifamily Housing Revenue TOB VRDO	0.130%	11/7/13		5,515	5,515
1 Massachusetts Housing Finance Agency Multifamily Housing Revenue TOB VRDO	0.140%	11/7/13		10,635	10,635
1 Massachusetts School Building Authority Dedicated Sales Tax Revenue TOB VRDO	0.090%	11/7/13		5,000	5,000
Massachusetts Special Obligation Dedicated Tax Revenue	5.000%	1/1/14	(Prere.)	19,900	20,058
1 Massachusetts Water Pollution Abatement Trust Revenue TOB VRDO	0.090%	11/7/13		3,240	3,240
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.080%	11/7/13		7,300	7,300
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.080%	11/7/13		7,500	7,500
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.080%	11/7/13	LOC	22,000	22,000
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.090%	11/7/13		13,675	13,675
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.090%	11/7/13		8,205	8,205
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.090%	11/7/13		5,000	5,000
Massachusetts Water Resources Authority Revenue VRDO	0.070%	11/7/13		40,600	40,600
University of Massachusetts Building Authority CP	0.150%	1/13/14		6,250	6,250
2 University of Massachusetts Building Authority Revenue PUT	0.170%	5/29/14		13,400	13,400
					543,873
Michigan (1.9%)
Macomb County MI Revenue	5.875%	11/15/13	(Prere.)	4,345	4,354
1 Michigan Finance Authority Hospital Revenue Bonds (Trinity Health Credit Group) TOB VRDO	0.080%	11/7/13	LOC	15,000	15,000
Michigan Finance Authority Student Loan Revenue VRDO	0.090%	11/7/13	LOC	20,000	20,000
3 Michigan GO	5.500%	12/1/13		4,500	4,517
Michigan Hospital Finance Authority Revenue (Trinity Health) VRDO	0.070%	11/7/13		26,465	26,465
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.080%	11/7/13		31,470	31,470
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.080%	11/7/13		42,850	42,850
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.090%	11/7/13		91,500	91,500
Michigan State University Board of Trustees General Revenue VRDO	0.090%	11/7/13		33,400	33,400
Michigan State University Board of Trustees General Revenue VRDO	0.090%	11/7/13		42,140	42,140
University of Michigan Revenue VRDO	0.060%	11/7/13		25,145	25,145
1 Wayne State University Michigan Revenue TOB VRDO	0.130%	11/7/13		5,000	5,000
					341,841
Minnesota (1.9%)
1 Hennepin County MN Sales Tax Revenue TOB VRDO	0.090%	11/7/13		10,240	10,240
1 Minneapolis MN Health Care System Revenue (Fairview Health Services) TOB VRDO	0.080%	11/7/13	LOC	20,000	20,000
Minnesota GO	5.000%	12/1/13	(ETM)	10,610	10,652
Minnesota GO	5.000%	8/1/14		5,000	5,180

17

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Minnesota GO	5.000%	8/1/14		6,835	7,082
Minnesota GO	5.000%	8/1/14		6,585	6,823
1 Minnesota GO TOB VRDO	0.090%	11/7/13		3,510	3,510
Minnesota Housing Finance Agency Residential Housing Revenue VRDO	0.090%	11/7/13		19,000	19,000
Minnesota Housing Finance Agency Residential Housing Revenue VRDO	0.090%	11/7/13		8,035	8,035
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program) VRDO	0.080%	11/7/13	LOC	86,100	86,100
Minnesota School District TRAN	2.000%	9/16/14		24,115	24,488
Rochester MN Healthcare Facilities Revenue (Mayo Foundation) CP	0.120%	12/5/13		100,000	100,000
University of Minnesota Revenue CP	0.120%	11/5/13		17,260	17,260
University of Minnesota Revenue CP	0.110%	2/10/14		20,000	20,000
					338,370
Mississippi (0.3%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.070%	11/7/13		28,400	28,400
Mississippi Hospital Equipment & Facilities Authority Revenue
(North Mississippi Health Services) VRDO	0.070%	11/7/13		8,470	8,470
Perry County MS Pollution Control Revenue (Leaf River Forest Product Project) VRDO	0.080%	11/7/13	LOC	10,430	10,430
					47,300
Missouri (1.6%)
Missouri Development Finance Board Cultural Facilities Revenue
(Nelson Gallery Foundation) VRDO	0.080%	11/1/13		15,000	15,000
1 Missouri Health & Education Facilities Authority Revenue (St. Luke’s Health System)TOB VRDO	0.080%	11/7/13	LOC	15,000	15,000
2 Missouri Health & Education Facilities Authority Revenue (Trinity Health) PUT	0.150%	5/29/14		20,000	20,000
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.070%	11/7/13		47,450	47,450
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.070%	11/7/13		40,800	40,800
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(BJC Health System) VRDO	0.070%	11/7/13		28,000	28,000
Missouri Health & Educational Facilities Authority Revenue (Ascension Health Credit Group) VRDO	0.080%	11/7/13		23,810	23,810
Missouri Health & Educational Facilities Authority Revenue (Ascension Health Credit Group) VRDO	0.080%	11/7/13		22,000	22,000
1 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.080%	11/7/13		15,865	15,865
1 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.090%	11/7/13		5,570	5,570
1 Missouri Highways & Transportation Commission Revenue (State Road) TOB VRDO	0.080%	11/7/13		25,200	25,200
Missouri Highways & Transportation Commission Road Revenue VRDO	0.080%	11/7/13	LOC	11,895	11,895
St. Louis MO General Fund TRAN	2.000%	5/30/14		13,000	13,135
					283,725
Multiple States (6.6%)
1 BlackRock MuniHoldings Investment Quality Fund VRDP VRDO	0.290%	11/7/13	LOC	90,000	90,000
1 BlackRock MuniYield Fund, Inc. VRDP VRDO	0.290%	11/7/13	LOC	53,400	53,400
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.090%	11/7/13		16,300	16,300
Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.100%	11/7/13	LOC	15,000	15,000
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.120%	11/7/13	LOC	18,625	18,625
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.130%	11/7/13	LOC	335,175	335,175
1 Federal Home Loan Mortgage Corp. Multifamily Housing Revenue TOB VRDO	0.130%	11/7/13	LOC	36,861	36,861
1 Nuveen AMT-Free Municipal Income Fund Series 2 VRDP VRDO	0.170%	11/7/13	LOC	24,000	24,000
1 Nuveen Insured Municipal Opportunity Fund VRDP VRDO	0.180%	11/7/13	LOC	185,000	185,000
1 Nuveen Municipal Advantage Fund VRDP VRDO	0.150%	11/7/13	LOC	134,100	134,100
1 Nuveen Premium Income Municipal Fund 4 VRDP VRDO	0.150%	11/7/13	LOC	170,000	170,000
1 Nuveen Quality Income Municipal Fund Inc VRDP VRDO	0.150%	11/7/13	LOC	110,000	110,000
					1,188,461
Nebraska (1.5%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 2) VRDO	0.080%	11/7/13		103,200	103,200
Lincoln NE Electric System Revenue CP	0.110%	11/26/13		25,010	25,010
Lincoln NE Electric System Revenue CP	0.110%	11/26/13		19,490	19,490
1 Nebraska Investment Finance Authority Multifamily Housing Revenue
(Riverbend Apartments Project) VRDO	0.100%	11/7/13	LOC	5,835	5,835
Nebraska Investment Finance Authority Single Family Housing Revenue VRDO	0.090%	11/7/13		72,315	72,315
1 Omaha NE Public Power District Electric Revenue TOB VRDO	0.080%	11/7/13		10,080	10,080
1 Omaha NE Public Power District Separate Electric Revenue TOB VRDO	0.090%	11/7/13	(13)	34,610	34,610
					270,540
Nevada (2.1%)
Clark County NV Airport System Revenue BAN	2.000%	7/1/14		16,500	16,681
Clark County NV Airport System Revenue VRDO	0.100%	11/7/13	LOC	6,000	6,000
Clark County NV Economic Development Revenue (Opportunity Village Foundation Project) VRDO	0.110%	11/7/13	LOC	17,600	17,600
1 Clark County NV GO TOB VRDO	0.080%	11/7/13	LOC	51,015	51,015
1 Clark County NV GO TOB VRDO	0.090%	11/7/13		7,615	7,615
1 Clark County NV Water Reclamation District GO TOB VRDO	0.090%	11/7/13		7,495	7,495
1 Las Vegas NV GO TOB VRDO	0.080%	11/7/13		10,850	10,850

18

Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Las Vegas NV GO TOB VRDO	0.100%	11/7/13		8,330	8,330
	Las Vegas Valley Water District Nevada GO CP	0.120%	11/4/13		34,000	34,000
	Las Vegas Valley Water District Nevada GO CP	0.120%	11/5/13		33,595	33,595
	Las Vegas Valley Water District Nevada GO CP	0.120%	12/2/13		16,000	16,000
	Las Vegas Valley Water District Nevada GO CP	0.130%	12/6/13		18,300	18,300
	Las Vegas Valley Water District Nevada GO CP	0.130%	12/9/13		36,000	36,000
	Las Vegas Valley Water District Nevada GO CP	0.130%	2/10/14		29,945	29,945
	Las Vegas Valley Water District Nevada GO CP	0.140%	2/11/14		36,000	36,000
1	Las Vegas Valley Water District Nevada GO TOB VRDO	0.110%	11/7/13		4,685	4,685
1	Nevada GO TOB VRDO	0.130%	11/7/13		9,400	9,400
1	Nevada Higher Education Revenue TOB VRDO	0.080%	11/7/13	LOC	12,965	12,965
	Nevada Housing Division Multi-Unit Housing Revenue (City Center Project) VRDO	0.230%	11/7/13	LOC	7,440	7,440
1	Truckee Meadows NV Water Authority Water Revenue TOB VRDO	0.080%	11/7/13	LOC	9,990	9,990
						373,906
New Hampshire (0.1%)
1	New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) TOB VRDO	0.080%	11/7/13		8,000	8,000
1	New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) TOB VRDO	0.080%	11/7/13		6,945	6,945
1	New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) TOB VRDO	0.100%	11/7/13		10,000	10,000
						24,945
New Jersey (2.5%)
	New Jersey Economic Development Authority Industrial Development Revenue
	(Ocean Spray Cranberries Inc. Project) VRDO	0.180%	11/7/13	LOC	8,000	8,000
	New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.750%	6/15/14	(Prere.)	9,750	10,081
[1,2]	New Jersey GO	0.368%	6/26/14		300,000	300,029
	New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Revenue VRDO	0.100%	11/7/13	LOC	35,900	35,900
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.080%	11/7/13		2,200	2,200
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.080%	11/7/13		40,000	40,000
	New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.100%	11/7/13		3,500	3,500
1	Nuveen New Jersey Dividend Advantage Municipal Fund VRDP VRDO	0.180%	11/7/13	LOC	15,000	15,000
1	Nuveen New Jersey Premium Income Municipal Fund VRDP VRDO	0.160%	11/7/13	LOC	24,000	24,000
	Paramus Borough NJ BAN	1.000%	2/21/14		8,494	8,504
						447,214
New Mexico (0.8%)
1	New Mexico Educational Assistance Foundation Revenue TOB VRDO	0.120%	11/7/13		39,395	39,395
	New Mexico Finance Authority Transportation Revenue	5.000%	6/15/14	(Prere.)	5,315	5,472
	New Mexico Finance Authority Transportation Revenue	5.250%	6/15/14	(Prere.)	1,445	1,490
	New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue VRDO	0.080%	11/7/13		93,930	93,930
						140,287
New York (7.5%)
1	BlackRock MuniHoldings New York Quality Fund, Inc. VRDP VRDO	0.290%	11/7/13	LOC	30,000	30,000
	Erie County NY Fiscal Stability Authority BAN	1.000%	7/31/14		29,720	29,886
	Half Hollow Hills NY Central School District TAN	0.750%	6/26/14		21,750	21,831
	Long Island NY Power Authority Electric System Revenue VRDO	0.070%	11/1/13	LOC	1,100	1,100
1	New York City NY GO TOB VRDO	0.080%	11/7/13		15,000	15,000
1	New York City NY GO TOB VRDO	0.100%	11/7/13		17,320	17,320
	New York City NY GO VRDO	0.070%	11/1/13	LOC	16,000	16,000
	New York City NY GO VRDO	0.060%	11/7/13	LOC	30,245	30,245
	New York City NY Housing Development Corp. Multi-Family Housing Revenue
	(201 Pearl Street) VRDO	0.070%	11/7/13	LOC	18,000	18,000
	New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
	(Bruckner by the Bridge) VRDO	0.070%	11/7/13	LOC	10,000	10,000
	New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
	(Elliot Chelsea Development) VRDO	0.090%	11/7/13	LOC	12,925	12,925
	New York City NY Housing Development Corp. Multi-Family Mortgage Revenue
	(Markham Gardens Apartments) VRDO	0.080%	11/7/13	LOC	3,600	3,600
	New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
	(2 Gold Street) VRDO	0.070%	11/7/13		34,200	34,200
	New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
	(90 West Street) VRDO	0.070%	11/7/13	LOC	11,300	11,300
	New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
	(Atlantic Court Apartments) VRDO	0.070%	11/7/13	LOC	5,000	5,000
	New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
	(Carnegie Park) VRDO	0.050%	11/7/13	LOC	50,305	50,305
	New York City NY Housing Development Corp. Multi-Family Rental Housing Revenue
	(The Balton) VRDO	0.080%	11/7/13	LOC	7,500	7,500
	New York City NY Industrial Development Agency Civic Facility Revenue
	(New York Law School) VRDO	0.070%	11/7/13	LOC	18,570	18,570
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue CP	0.140%	1/16/14		22,500	22,500

19

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB PUT	0.370%	12/6/13		17,850	17,850
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.080%	11/7/13		15,000	15,000
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.090%	11/7/13		8,500	8,500
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.090%	11/7/13		12,300	12,300
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue TOB VRDO	0.100%	11/7/13		5,000	5,000
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13		9,400	9,400
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.090%	11/7/13		50,000	50,000
1 New York City NY Sales Tax Asset Receivable Corp. Revenue TOB VRDO	0.080%	11/7/13		28,745	28,745
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.070%	11/7/13		12,500	12,500
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.070%	11/7/13		90,700	90,700
New York Liberty Development Corp. Revenue PUT	0.230%	6/19/14		96,600	96,600
New York Liberty Development Corp. Revenue PUT	0.230%	6/19/14		64,400	64,400
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) VRDO	0.060%	11/7/13	LOC	11,225	11,225
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) VRDO	0.070%	11/7/13	LOC	29,800	29,800
New York State Dormitory Authority Revenue (Columbia University) VRDO	0.060%	11/7/13		3,250	3,250
New York State Dormitory Authority Revenue (Le Moyne College) VRDO	0.080%	11/7/13	LOC	4,275	4,275
New York State Dormitory Authority Revenue (New York Law School) VRDO	0.070%	11/7/13	LOC	7,010	7,010
New York State Dormitory Authority Revenue (New York Public Library) VRDO	0.070%	11/7/13	LOC	4,895	4,895
1 New York State Dormitory Authority Revenue (New York University) TOB VRDO	0.100%	11/7/13		11,000	11,000
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.080%	11/7/13		5,000	5,000
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.090%	11/7/13		6,420	6,420
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.090%	11/7/13		3,510	3,510
1 New York State Dormitory Authority Revenue (Vassar College) TOB VRDO	0.080%	11/7/13		1,000	1,000
New York State Energy Research & Development Authority Revenue
(Consolidated Edison Co. of New York, Inc. Project) VRDO	0.110%	11/7/13	LOC	10,000	10,000
1 New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds) TOB VRDO	0.090%	11/7/13		3,640	3,640
New York State Housing Finance Agency Housing Revenue (10 Liberty Street) VRDO	0.050%	11/7/13	LOC	16,100	16,100
New York State Housing Finance Agency Housing Revenue (125 West 31st Street) VRDO	0.070%	11/7/13	LOC	28,100	28,100
New York State Housing Finance Agency Housing Revenue (320 West 38th Street) VRDO	0.060%	11/7/13	LOC	11,800	11,800
New York State Housing Finance Agency Housing Revenue (Avalon Bowery Place I) VRDO	0.070%	11/7/13	LOC	34,900	34,900
New York State Housing Finance Agency Housing Revenue (Chelsea Apartments) VRDO	0.080%	11/7/13	LOC	10,000	10,000
New York State Housing Finance Agency Housing Revenue (West 23rd Street) VRDO	0.080%	11/7/13	LOC	10,400	10,400
New York State Housing Finance Agency Housing Revenue (Worth Street) VRDO	0.070%	11/7/13	LOC	10,200	10,200
New York State Housing Finance Agency Revenue (250 West 50th Street Project) VRDO	0.070%	11/7/13	LOC	87,000	87,000
New York State Housing Finance Agency Revenue (8 East 102nd Street) VRDO	0.070%	11/7/13	LOC	22,000	22,000
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.100%	11/7/13		9,675	9,675
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.080%	11/1/13		6,320	6,320
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.080%	11/7/13		25,605	25,605
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.110%	11/7/13		25,000	25,000
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.070%	11/7/13	LOC	36,945	36,945
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13		2,900	2,900
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13		9,430	9,430
1 Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.150%	11/7/13	LOC	20,000	20,000
1 Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.150%	11/7/13	LOC	10,000	10,000
1 Nuveen New York AMT-Free Municipal Income Fund VRDP VRDO	0.150%	11/7/13	LOC	31,000	31,000
1 Port Authority of New York & New Jersey Revenue TOB VRDO	0.130%	11/7/13		7,320	7,320
1 Port Authority of New York & New Jersey Revenue TOB VRDO	0.130%	11/7/13		3,335	3,335
1 Port Authority of New York & New Jersey Revenue TOB VRDO	0.130%	11/7/13		5,555	5,555
Tompkins County NY Industrial Development Agency Civic Facility Revenue (Ithaca College) VRDO	0.090%	11/7/13	LOC	12,790	12,790
Triborough Bridge & Tunnel Authority New York Revenue VRDO	0.070%	11/7/13	LOC	1,745	1,745
Triborough Bridge & Tunnel Authority New York Revenue VRDO	0.070%	11/7/13	LOC	25,045	25,045
Triborough Bridge & Tunnel Authority New York Revenue VRDO	0.070%	11/7/13	LOC	3,600	3,600
Triborough Bridge & Tunnel Authority New York Revenue VRDO	0.070%	11/7/13	LOC	18,640	18,640
					1,352,707
North Carolina (1.4%)
Charlotte NC Water & Sewer System CP	0.160%	3/14/14		3,791	3,791
1 Charlotte NC Water & Sewer System Revenue TOB VRDO	0.080%	11/7/13		7,545	7,545
1 Charlotte NC Water & Sewer System Revenue TOB VRDO	0.090%	11/7/13		5,910	5,910
Mecklenburg County NC GO	2.000%	3/1/14		5,000	5,030
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue
(Campbell University) VRDO	0.090%	11/7/13	LOC	10,100	10,100
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.090%	11/1/13		3,500	3,500
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.080%	11/7/13		15,700	15,700
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.080%	11/7/13		28,600	28,600
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.080%	11/7/13		14,100	14,100
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.090%	11/7/13		11,100	11,100
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.090%	11/7/13		2,495	2,495
1 North Carolina Capital Improvement Revenue TOB VRDO	0.080%	11/7/13		10,675	10,675
North Carolina Educational Facilities Finance Agency Revenue (Duke University) VRDO	0.070%	11/7/13		12,485	12,485

20

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
North Carolina GO	5.000%	4/1/14		5,000	5,100
North Carolina Medical Care Commission Health Care Facilities Revenue
(Lenoir Memorial Hospital Project) VRDO	0.090%	11/7/13	LOC	12,955	12,955
North Carolina Medical Care Commission Hospital Revenue (Baptist Hospital) VRDO	0.090%	11/7/13	LOC	6,800	6,800
2 North Carolina Medical Care Commission Hospital Revenue (Moses Cone Health System) PUT	0.200%	5/29/14		11,905	11,905
Raleigh Durham NC Airport Authority Revenue VRDO	0.070%	11/7/13	LOC	14,050	14,050
1 Sampson County NC COP TOB VRDO	0.080%	11/7/13	LOC	5,000	5,000
1 University of North Carolina University Revenue TOB VRDO	0.080%	11/7/13		25,435	25,435
1 University of North Carolina University Revenue TOB VRDO	0.090%	11/7/13		6,710	6,710
Wake County NC GO	3.000%	5/1/14		1,285	1,303
Wake County NC GO	3.000%	5/1/14		3,225	3,270
1 Wake County NC Limited Obligation Revenue TOB VRDO	0.090%	11/7/13		10,090	10,090
Winston-Salem NC Water & Sewer System Revenue VRDO	0.090%	11/7/13		13,660	13,660
					247,309
North Dakota (0.2%)
North Dakota Housing Finance Agency Home Mortgage Revenue VRDO	0.060%	11/7/13		21,850	21,850
North Dakota Housing Finance Agency Home Mortgage Revenue VRDO	0.090%	11/7/13		9,600	9,600
					31,450
Ohio (3.1%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Akron General Health System) VRDO	0.100%	11/7/13	LOC	600	600
Akron OH Income Tax Revenue BAN	1.125%	11/14/13		3,500	3,501
Butler County OH BAN	0.400%	7/31/14		2,133	2,133
Columbus OH BAN	1.500%	11/21/13		2,750	2,752
1 Columbus OH GO TOB VRDO	0.080%	11/7/13		10,045	10,045
Columbus OH Regional Airport Authority Airport Revenue (Oasbo Expanded Asset Program) VRDO	0.090%	11/7/13	LOC	17,740	17,740
Columbus OH Regional Airport Authority Airport Revenue (Oasbo Expanded Asset Program) VRDO	0.090%	11/7/13	LOC	19,950	19,950
Columbus OH Regional Airport Authority Revenue (Pooled Financing Program) VRDO	0.090%	11/7/13	LOC	6,720	6,720
Columbus OH Sewer Revenue VRDO	0.060%	11/7/13		32,040	32,040
Dayton OH City School District BAN	1.250%	10/15/14		14,750	14,883
Euclid OH Income Tax BAN	1.150%	6/12/14		1,240	1,244
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.080%	11/7/13		49,150	49,150
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.080%	11/7/13		45,200	45,200
Franklin County OH Hospital Facilities Revenue (US Health Corp. of Columbus) VRDO	0.080%	11/7/13	LOC	7,130	7,130
2 Franklin County OH Revenue (Trinity Health Credit Group) PUT	0.150%	5/29/14		9,685	9,685
Huber Heights OH BAN	1.125%	11/8/13		2,000	2,000
3 Huber Heights OH BAN	1.000%	11/7/14		5,500	5,538
Lancaster Port Authority Ohio Gas Revenue VRDO	0.080%	11/7/13		58,225	58,225
1 Nuveen Ohio Quality Income Municipal Fund VRDP VRDO	0.170%	11/7/13	LOC	11,000	11,000
Ohio Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project) VRDO	0.070%	11/7/13	LOC	4,000	4,000
Ohio Common Schools GO VRDO	0.060%	11/7/13		16,500	16,500
Ohio Common Schools GO VRDO	0.060%	11/7/13		23,270	23,270
Ohio Common Schools GO VRDO	0.060%	11/7/13		22,250	22,250
Ohio GO VRDO	0.060%	11/7/13		10,000	10,000
Ohio GO VRDO	0.070%	11/7/13		8,375	8,375
Ohio GO VRDO	0.070%	11/7/13		23,215	23,215
Ohio GO VRDO	0.070%	11/7/13		17,400	17,400
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.090%	11/7/13		34,245	34,245
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.110%	11/7/13		3,175	3,175
Ohio Housing Finance Agency Residential Mortgage Revenue VRDO	0.120%	11/7/13		25,245	25,245
Ohio Infrastructure Improvement GO VRDO	0.070%	11/7/13		9,295	9,295
Ohio State University General Receipts Revenue VRDO	0.060%	11/7/13		13,495	13,495
Ohio State University General Receipts Revenue VRDO	0.060%	11/7/13		39,160	39,160
1 South-Western City OH School District GO TOB VRDO	0.080%	11/7/13		4,995	4,995
Stow OH BAN	1.000%	5/2/14		2,875	2,885
University of Cincinnati OH BAN	1.500%	5/9/14		15,000	15,096
					572,137
Oklahoma (0.0%)
1 Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program) TOB VRDO	0.140%	11/7/13		2,280	2,280

Oregon (1.0%)
1 Jackson County OR School District GO TOB VRDO	0.130%	11/7/13		6,000	6,000
Oregon Facilities Authority Revenue (Reed College Projects) VRDO	0.100%	11/7/13		35,800	35,800
Oregon GO	5.000%	5/1/14		1,400	1,434
Oregon GO (Veterans Welfare) VRDO	0.080%	11/1/13		9,560	9,560
Oregon Health & Science University Revenue VRDO	0.080%	11/7/13	LOC	15,925	15,925
1 Oregon Housing & Community Service Department Single Family Mortgage Revenue TOB VRDO	0.130%	11/7/13		8,665	8,665

21

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Oregon Housing & Community Service Department Single Family Mortgage Revenue VRDO	0.070%	11/7/13		6,640	6,640
Oregon Housing & Community Service Department Single Family Mortgage Revenue VRDO	0.120%	11/7/13		13,400	13,400
Oregon TAN	1.500%	7/31/14		90,000	90,888
					188,312
Pennsylvania (1.2%)
1 Abington PA School District GO TOB VRDO	0.080%	11/7/13	LOC	4,400	4,400
1 Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) TOB VRDO	0.080%	11/7/13	LOC	11,300	11,300
1 Central Bradford PA Progress Authority Revenue (Robert Packer Hospital) TOB VRDO	0.080%	11/7/13	LOC	5,000	5,000
Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.110%	11/7/13		11,300	11,300
Emmaus PA General Authority Revenue VRDO	0.060%	11/7/13	LOC	6,185	6,185
1 Manheim Township PA School District GO TOB VRDO	0.080%	11/7/13	LOC	6,930	6,930
Northampton County PA General Purpose Authority University Revenue (Lafayette College) VRDO	0.100%	11/7/13		14,290	14,290
1 Nuveen Pennsylvania Premium Income Municipal Fund 2 VRDP VRDO	0.180%	11/7/13	LOC	22,000	22,000
Pennsylvania Economic Development Financing Authority Unemployment
Compensation Revenue VRDO	0.070%	11/7/13	LOC	36,880	36,880
1 Pennsylvania Higher Educational Facilities Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing) TOB VRDO	0.080%	11/7/13	LOC	7,900	7,900
1 Pennsylvania Housing Finance Agency Single Family Mortgage Revenue TOB VRDO	0.180%	11/7/13		3,875	3,875
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.090%	11/7/13		9,405	9,405
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.090%	11/7/13		26,750	26,750
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue VRDO	0.100%	11/7/13		13,305	13,305
1 Pennsylvania State University Revenue TOB VRDO	0.080%	11/7/13	LOC	5,200	5,200
1 Pennsylvania Turnpike Commission Revenue TOB VRDO	0.080%	11/7/13	LOC	24,900	24,900
1 Philadelphia PA Authority for Industrial Development Revenue
(Girard Estate Aramark Project) VRDO	0.140%	11/7/13	LOC	15,350	15,350
					224,970
Puerto Rico (0.0%)
Puerto Rico Public Buildings Authority Government Facilities Revenue	5.375%	7/1/14	(Prere.)	5,000	5,169

Rhode Island (0.1%)
1 Narragansett RI Commission Wastewater System Revenue TOB VRDO	0.080%	11/7/13	LOC	11,790	11,790
Rhode Island Health & Educational Building Corp. Health Facilities Revenue (St. Antoine) VRDO	0.090%	11/7/13	LOC	7,400	7,400
Rhode Island Health & Educational Building Corp. Health Facilities Revenue (St. Antoine) VRDO	0.090%	11/7/13	LOC	5,430	5,430
					24,620
South Carolina (1.4%)
1 Charleston SC Educational Excellence Financing Corp. TOB VRDO	0.080%	11/7/13		6,350	6,350
Greenville County SC School District Installment Revenue	5.000%	12/1/13		2,000	2,008
3 Richland County SC BAN	1.000%	11/6/14		50,000	50,404
South Carolina Association of Governmental Organizations TAN	2.000%	4/15/14		115,098	116,043
1 South Carolina Housing Finance & Development Authority Revenue TOB VRDO	0.090%	11/7/13		4,870	4,870
South Carolina Jobs Economic Development Authority Hospital Revenue
(AnMed Health Project) VRDO	0.080%	11/7/13	LOC	11,000	11,000
South Carolina Jobs Economic Development Authority Industrial Revenue
(South Carolina Electric & Gas Co. Project) VRDO	0.130%	11/7/13	LOC	6,900	6,900
South Carolina Public Service Authority Revenue	5.000%	1/1/14	(Prere.)	6,010	6,058
1 South Carolina Public Service Authority Revenue TOB VRDO	0.080%	11/7/13	LOC	20,270	20,270
1 South Carolina Public Service Authority Revenue TOB VRDO	0.080%	11/7/13	LOC	30,310	30,310
1 South Carolina Public Service Authority Revenue TOB VRDO	0.100%	11/7/13		4,000	4,000
					258,213
South Dakota (0.2%)
South Dakota Housing Development Authority Homeownership Mortgage Revenue VRDO	0.070%	11/7/13		20,965	20,965
South Dakota Housing Development Authority Homeownership Mortgage Revenue VRDO	0.090%	11/7/13		17,000	17,000
					37,965
Tennessee (2.7%)
Blount County & Alcoa & Maryville TN Industrial Development Board Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	4,700	4,700
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13		19,100	19,100
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	5,650	5,650
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	4,000	4,000
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	10,885	10,885
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	24,135	24,135

22

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Blount County TN Public Building Authority Revenue
(Local Government Public Improvement) VRDO	0.090%	11/7/13	LOC	14,360	14,360
Jackson TN Energy Authority Gas System Revenue VRDO	0.090%	11/7/13	LOC	8,670	8,670
1 Knoxville TN Waste Water System Revenue TOB VRDO	0.090%	11/7/13		15,940	15,940
Metropolitan Government of Nashville & Davidson County TN GO CP	0.120%	1/14/14		22,500	22,500
1 Metropolitan Government of Nashville & Davidson County TN Health & Educational
Facilities Board Revenue (Vanderbilt University) TOB VRDO	0.090%	11/7/13		8,250	8,250
1 Rutherford County TN Health & Educational Facilities Board Revenue
(Ascension Health Credit Group) TOB VRDO	0.100%	11/7/13		6,250	6,250
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.090%	11/7/13	LOC	4,600	4,600
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.090%	11/7/13		23,900	23,900
Sevier County TN Public Building Authority Local Government
Public Improvement Revenue VRDO	0.140%	11/7/13	LOC	11,100	11,100
Shelby County TN GO VRDO	0.070%	11/7/13		40,000	40,000
1 Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital) TOB VRDO	0.090%	11/7/13		3,630	3,630
Tennessee GO CP	0.140%	11/6/13		25,000	25,000
Tennessee GO CP	0.110%	12/4/13		8,000	8,000
Tennessee GO CP	0.110%	12/5/13		20,000	20,000
Tennessee GO CP	0.120%	2/4/14		8,500	8,500
Tennessee GO CP	0.120%	2/5/14		25,000	25,000
Tennessee GO CP	0.130%	2/5/14		20,000	20,000
1 Tennessee Housing Development Agency Homeownership Program Revenue TOB VRDO	0.130%	11/7/13		4,655	4,655
Tennessee School Bond Authority Revenue CP	0.120%	11/5/13		75,419	75,419
Tennessee School Bond Authority Revenue CP	0.120%	11/6/13		15,000	15,000
Tennessee School Bond Authority Revenue CP	0.130%	12/6/13		32,349	32,349
Tennessee School Bond Authority Revenue CP	0.130%	2/6/14		15,000	15,000
Tennessee School Bond Authority Revenue CP	0.140%	2/11/14		15,000	15,000
					491,593
Texas (10.3%)
1 Austin TX Water & Wastewater System Revenue TOB VRDO	0.080%	11/7/13	(13)	5,635	5,635
1 Austin TX Water & Wastewater System Revenue TOB VRDO	0.080%	11/7/13	LOC	16,805	16,805
1 Beaumont TX Independent School District School Building GO TOB VRDO	0.120%	11/7/13		6,675	6,675
1 Bexar County TX Combined Flood Control GO TOB VRDO	0.110%	11/7/13		19,215	19,215
Board of Regents of the University of Texas System Revenue Financing System Revenue VRDO	0.060%	11/7/13		55,005	55,005
1 Collin County TX GO TOB VRDO	0.090%	11/7/13		10,925	10,925
1 Comal TX Independent School District GO TOB VRDO	0.080%	11/7/13	LOC	10,160	10,160
1 Conroe TX Independent School District GO TOB VRDO	0.090%	11/7/13		6,010	6,010
Dallas Area Rapid Transit Senior Subordinate Lien Sales Tax CP	0.100%	11/5/13		12,500	12,500
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.080%	11/7/13	LOC	19,380	19,380
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.080%	11/7/13		18,145	18,145
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.080%	11/7/13		5,500	5,500
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.100%	11/7/13		12,465	12,465
1 Dallas TX Independent School District GO TOB VRDO	0.090%	11/7/13		14,720	14,720
1Denton TX Independent School District GO TOB VRDO	0.090%	11/7/13		7,370	7,370
1 Edinburg TX Consolidated Independent School District COP TOB VRDO	0.090%	11/7/13		12,015	12,015
1 Fort Bend TX Independent School District GO TOB VRDO	0.090%	11/7/13		5,000	5,000
1 Grand Parkway TX Transportation Corp System Toll Revenue TOB VRDO	0.100%	11/7/13		9,500	9,500
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System) TOB VRDO	0.080%	11/7/13	LOC	22,000	22,000
1 Harris County TX Flood Control District GO TOB VRDO	0.090%	11/7/13		5,000	5,000
1 Harris County TX GO TOB VRDO	0.100%	11/7/13		8,070	8,070
1 Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System) TOB VRDO	0.080%	11/7/13	LOC	13,000	13,000
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Texas Children’s Hospital) VRDO	0.080%	11/1/13		4,600	4,600
Harris County TX Health Facilities Development Corp. Revenue
(St. Luke’s Episcopal Hospital) VRDO	0.130%	11/7/13		18,000	18,000
Harris County TX Toll Road Revenue	5.000%	8/15/14	(Prere.)	18,000	18,681
1 Harris County TX Toll Road Revenue TOB VRDO	0.090%	11/7/13	(13)	5,200	5,200
1 Houston TX Airport System Revenue TOB VRDO	0.080%	11/7/13		12,000	12,000
Houston TX Higher Education Finance Corp. Revenue (Rice University Project) CP	0.130%	2/5/14		10,000	10,000
1 Houston TX Higher Education Finance Corp. Revenue (Rice University Project) TOB VRDO	0.090%	11/7/13		6,665	6,665
Houston TX Higher Education Finance Corp. Revenue (Rice University Project) VRDO	0.070%	11/7/13		7,850	7,850
Houston TX TRAN	2.000%	6/30/14		25,000	25,300
1 Houston TX Utility System Revenue TOB VRDO	0.080%	11/7/13	LOC	15,250	15,250
1 Houston TX Utility System Revenue TOB VRDO	0.080%	11/7/13		12,240	12,240

23

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
1 Houston TX Utility System Revenue TOB VRDO	0.080%	11/7/13	LOC	13,840	13,840
1 Houston TX Utility System Revenue TOB VRDO	0.100%	11/7/13		25,330	25,330
1 Hutto TX Independent School District GO TOB VRDO	0.100%	11/7/13		21,130	21,130
1 Leander TX Independent School District GO TOB VRDO	0.090%	11/7/13		15,295	15,295
1 McKinney TX Independent School District GO TOB VRDO	0.080%	11/7/13	LOC	10,135	10,135
Mesquite TX Independent School District GO PUT	0.230%	1/23/14		18,255	18,255
1 North East TX Independent School District GO TOB VRDO	0.080%	11/7/13	LOC	5,000	5,000
1 North East TX Independent School District GO TOB VRDO	0.080%	11/7/13		26,805	26,805
1 North East TX Independent School District GO TOB VRDO	0.090%	11/7/13		3,355	3,355
1 North Texas Health Facilities Development Corp. Hospital Revenue
(United Regional Health Care System) TOB VRDO	0.080%	11/7/13	LOC	13,085	13,085
1 North Texas Tollway Authority System Revenue TOB VRDO	0.090%	11/7/13	(13)	10,000	10,000
1 North Texas Tollway Authority System Revenue TOB VRDO	0.100%	11/7/13	(13)	6,000	6,000
1 North Texas Tollway Authority System Revenue TOB VRDO	0.150%	11/7/13	(13)	22,360	22,360
1 Northside TX Independent School District GO TOB VRDO	0.080%	11/7/13		4,500	4,500
1 Northside TX Independent School District GO TOB VRDO	0.090%	11/7/13		17,315	17,315
1 Northside TX Independent School District GO TOB VRDO	0.100%	11/7/13		5,170	5,170
Northwest Texas Independent School District GO VRDO	0.090%	11/7/13		8,170	8,170
1 Pearland TX GO TOB VRDO	0.080%	11/7/13	LOC	10,105	10,105
1 Pearland TX Independent School District GO TOB VRDO	0.130%	11/7/13		9,000	9,000
1 Plano TX Independent School District GO TOB VRDO	0.090%	11/7/13		14,055	14,055
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.080%	11/7/13		5,855	15,855
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.080%	11/7/13		14,465	14,465
1 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.090%	11/7/13		4,700	4,700
San Antonio TX Electric & Gas Systems Revenue VRDO	0.080%	11/7/13		96,400	96,400
1 San Antonio TX Public Facilities Corp. Lease Revenue TOB VRDO	0.090%	11/7/13	LOC	11,625	11,625
San Antonio TX Water Revenue CP	0.120%	11/4/13		28,000	28,000
San Antonio TX Water Revenue CP	0.100%	11/7/13		20,000	20,000
San Antonio TX Water Revenue CP	0.110%	11/26/13		12,000	12,000
1 San Antonio TX Water Revenue TOB VRDO	0.080%	11/7/13	LOC	11,060	11,060
1 San Antonio TX Water Revenue TOB VRDO	0.080%	11/7/13		10,000	10,000
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Baylor Health Care System Project) VRDO	0.080%	11/7/13	LOC	21,100	21,100
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health) VRDO	0.090%	11/7/13	LOC	46,430	46,430
1 Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
(Texas Health Resources) TOB VRDO	0.070%	11/7/13		10,230	10,230
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
(Texas Health Resources) VRDO	0.070%	11/7/13		28,700	28,700
1 Tarrant County TX Cultural Education Facilities Finance Corp. Revenue TOB VRDO	0.100%	11/7/13		9,875	9,875
Texas (Veterans Housing Assistance Program) GO VRDO	0.080%	11/7/13		32,340	32,340
Texas (Veterans Housing Assistance Program) GO VRDO	0.120%	11/7/13		39,915	39,915
Texas A&M University System Revenue	2.000%	5/15/14		3,575	3,610
Texas A&M University System Revenue	3.000%	5/15/14		11,955	12,136
1 Texas Department of Housing & Community Affairs Single Family Revenue TOB VRDO	0.140%	11/7/13		2,075	2,075
1 Texas GO TOB VRDO	0.080%	11/7/13		19,650	19,650
1 Texas GO TOB VRDO	0.080%	11/7/13		21,560	21,560
1 Texas GO TOB VRDO	0.080%	11/7/13		13,470	13,470
1 Texas GO TOB VRDO	0.090%	11/7/13		5,360	5,360
1 Texas GO TOB VRDO	0.150%	11/7/13		8,750	8,750
Texas Public Finance Authority GO CP	0.130%	1/15/14		24,400	24,400
Texas Public Finance Authority GO CP	0.140%	2/19/14		69,735	69,735
Texas Small Business Industrial Development Corp. Revenue
(Texas Public Facilities Capital Access Program) VRDO	0.500%	11/7/13	LOC	480	480
Texas TRAN	2.000%	8/28/14		420,000	426,217
1 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.080%	11/7/13		13,540	13,540
1 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.110%	11/7/13		17,325	17,325
1 Texas Transportation Commission Revenue TOB VRDO	0.080%	11/7/13		20,410	20,410
1 Texas Transportation Commission Revenue TOB VRDO	0.090%	11/7/13		13,810	13,810
1 Texas Transportation Commission Revenue TOB VRDO	0.090%	11/7/13		7,500	7,500
1 Texas Water Development Board Revenue TOB VRDO	0.130%	11/7/13		7,500	7,500
1 Travis County TX GO TOB VRDO	0.090%	11/7/13		11,050	11,050
1 University of Texas Permanent University Fund Revenue TOB VRDO	0.080%	11/7/13		12,560	12,560
1 University of Texas System Revenue Financing System Revenue TOB VRDO	0.080%	11/7/13		20,175	20,175
1 University of Texas System Revenue Financing System Revenue TOB VRDO	0.090%	11/7/13		11,815	11,815
1 University of Texas System Revenue Financing System Revenue TOB VRDO	0.150%	11/7/13		6,600	6,600
University of Texas System Revenue Financing System Revenue VRDO	0.070%	11/7/13		7,000	7,000
					1,859,209

24

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Utah (0.4%)
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.080%	11/1/13		12,450	12,450
1 Utah Board of Regents Hospital Revenue (University of Utah) TOB VRDO	0.080%	11/7/13	LOC	7,505	7,505
Utah Board of Regents Student Loan Revenue VRDO	0.100%	11/7/13	LOC	9,400	9,400
Utah GO	5.000%	7/1/14		5,260	5,428
1 Utah Housing Corp. Single Family Mortgage Revenue TOB VRDO	0.590%	11/7/13		1,120	1,120
Utah Housing Finance Agency Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	4,985	4,985
Utah Housing Finance Agency Single Family Mortgage Revenue VRDO	0.090%	11/7/13	LOC	3,700	3,700
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.080%	11/7/13		16,930	16,930
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.080%	11/7/13		10,690	10,690
1 Utah Transit Authority Sales Tax Revenue TOB VRDO	0.130%	11/7/13		9,720	9,720
					81,928
Vermont (0.1%)
Vermont Educational & Health Buildings Financing Agency Hospital Revenue
(Fletcher Allen Health Care Project) VRDO	0.070%	11/7/13	LOC	14,370	14,370
1 Vermont Housing Finance Agency Revenue TOB VRDO	0.140%	11/7/13		990	990
					15,360
Virginia (1.5%)
Alexandria VA Industrial Development Authority Revenue
(Institute for Defense Analyses Project) VRDO	0.090%	11/7/13	LOC	7,280	7,280
Capital Region Airport Commission Virginia Passenger Facility Charge Revenue VRDO	0.130%	11/7/13	LOC	14,005	14,005
1 Hampton VA Roads Sanitation District Wastewater Revenue TOB VRDO	0.080%	11/7/13		18,980	18,980
Hanover County VA Economic Development Authority Revenue
(Bon Secours Health System Inc.) VRDO	0.080%	11/7/13	LOC	2,100	2,100
Harrisonburg VA Industrial Development Authority Revenue (Mennonite Retirement) VRDO	0.090%	11/7/13	LOC	4,700	4,700
1 Newport News VA GO TOB VRDO	0.090%	11/7/13		10,670	10,670
Norfolk VA GO VRDO	0.090%	11/7/13		29,050	29,050
Richmond VA GO	2.000%	3/1/14		6,585	6,625
Stafford County VA Industrial Development Authority Revenue
(VML/VACo Commonwealth Loan Program) VRDO	0.110%	11/7/13	LOC	3,720	3,720
1 University of Virginia Revenue TOB VRDO	0.090%	11/1/13		6,110	6,110
1 University of Virginia Revenue TOB VRDO	0.080%	11/7/13		22,395	22,395
1 Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program) TOB VRDO	0.080%	11/7/13		12,135	12,135
1 Virginia Commonwealth Transportation Revenue TOB VRDO	0.090%	11/7/13		8,700	8,700
Virginia Housing Development Authority - Commonwealth Mortgage Bonds PUT	0.190%	12/19/13		70,000	70,000
1 Virginia Housing Development Authority Commonwealth Mortgage Revenue TOB VRDO	0.100%	11/7/13		5,000	5,000
Virginia Public Building Authority Public Facilities Revenue VRDO	0.080%	11/7/13		41,800	41,800
Virginia Public School Authority Revenue	4.000%	7/15/14		2,325	2,387
Virginia Public School Authority Revenue	4.000%	8/1/14		1,750	1,800
1 Virginia Resources Authority Clean Water Revenue (State Revolving Fund) TOB VRDO	0.080%	11/7/13		4,490	4,490
1 Virginia Resources Authority Clean Water Revenue (State Revolving Fund) TOB VRDO	0.080%	11/7/13		8,900	8,900
					280,847
Washington (2.6%)
1 Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue TOB VRDO	0.080%	11/7/13		12,265	12,265
Chelan County WA Public Utility District No. 1 Consolidated System Revenue VRDO	0.080%	11/7/13		30,350	30,350
1 King County WA GO TOB VRDO	0.120%	11/7/13		6,845	6,845
1 King County WA Sewer Revenue TOB VRDO	0.080%	11/7/13		2,100	2,100
1 King County WA Sewer Revenue TOB VRDO	0.080%	11/7/13	LOC	30,205	30,205
1 King County WA Sewer Revenue TOB VRDO	0.080%	11/7/13		19,440	19,440
Port of Seattle WA Revenue VRDO	0.080%	11/7/13	LOC	34,000	34,000
1 Seattle WA Drain & Wastewater Revenue TOB VRDO	0.080%	11/7/13		9,815	9,815
1 Seattle WA Drain & Wastewater Revenue TOB VRDO	0.080%	11/7/13		11,200	11,200
Tacoma WA Housing Authority Revenue (Sunset Apartment Projects) VRDO	0.110%	11/7/13	LOC	13,100	13,100
1 University of Washington Revenue TOB PUT	0.370%	12/5/13		14,475	14,475
1 University of Washington Revenue TOB VRDO	0.080%	11/7/13	LOC	38,200	38,200
1 University of Washington Revenue TOB VRDO	0.090%	11/7/13		7,380	7,380
Washington GO	2.000%	7/1/14		14,745	14,923
Washington GO	2.000%	7/1/14		13,330	13,491
Washington GO	2.000%	8/1/14		2,915	2,955
1 Washington GO TOB VRDO	0.080%	11/7/13		10,465	10,465
1 Washington GO TOB VRDO	0.080%	11/7/13		15,095	15,095
1 Washington GO TOB VRDO	0.080%	11/7/13		19,880	19,880
1 Washington GO TOB VRDO	0.090%	11/7/13		5,100	5,100
1 Washington GO TOB VRDO	0.090%	11/7/13		2,000	2,000
1 Washington Health Care Facilities Authority Revenue (Providence Health & Services) TOB VRDO	0.080%	11/7/13		12,475	12,475
1 Washington Health Care Facilities Authority Revenue (Providence Health & Services) TOB VRDO	0.080%	11/7/13		8,610	8,610
Washington Health Care Facilities Authority Revenue (Providence Health & Services) VRDO	0.100%	11/7/13		73,250	73,250

25

Tax-Exempt Money Market Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
1 Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital) TOB VRDO	0.090%	11/7/13		10,800	10,800
1 Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital) TOB VRDO	0.090%	11/7/13		9,995	9,995
Washington Higher Education Facilities Authority Revenue (Whitman College Project) VRDO	0.110%	11/7/13		14,400	14,400
Washington Housing Finance Commission Multi-Family Housing Revenue
(New Haven Apartments Project) VRDO	0.070%	11/7/13	LOC	4,000	4,000
Washington Housing Finance Commission Multi-Family Housing Revenue
(Vintage at Silverdale Senior Living Project) VRDO	0.100%	11/7/13	LOC	11,880	11,880
Washington Housing Finance Commission Nonprofit Revenue (Seattle Art Museum Project) VRDO	0.080%	11/7/13	LOC	6,000	6,000
					464,694
West Virginia (0.5%)
West Virginia Economic Development Authority Pollution Control Revenue
(Ohio Power Co.–Kammer Project) VRDO	0.070%	11/7/13	LOC	35,600	35,600
West Virginia Hospital Finance Authority Hospital Revenue
(Cabell Huntington Hospital Inc.) VRDO	0.090%	11/7/13	LOC	9,500	9,500
West Virginia Hospital Finance Authority Hospital Revenue
(Charleston Area Medical Center Inc.) VRDO	0.090%	11/7/13	LOC	49,660	49,660
					94,760
Wisconsin (2.3%)
Madison WI Metropolitan School District TRAN	1.000%	9/9/14		64,500	64,945
Menasha WI Joint School District BAN	1.500%	2/3/14		4,245	4,245
Milwaukee WI (Extendible) CP	0.150%	7/6/14		25,000	25,000
Milwaukee WI GO	5.000%	5/15/14		9,500	9,745
Milwaukee WI Redevelopment Authority Redevelopment Lease Revenue
(University Wisconsin Kenilworth Project) VRDO	0.080%	11/7/13	LOC	5,800	5,800
Racine WI BAN	1.600%	6/9/14		2,760	2,761
1 Wisconsin Annual Appropriation Revenue TOB VRDO	0.090%	11/7/13		11,085	11,085
Wisconsin GO	5.000%	5/1/14		5,000	5,120
Wisconsin GO	5.000%	5/1/14		3,000	3,072
Wisconsin GO	5.000%	5/1/14		3,190	3,267
Wisconsin GO	5.000%	5/1/14		7,390	7,567
Wisconsin GO CP	0.110%	6/7/14		106,682	106,682
1 Wisconsin GO TOB VRDO	0.080%	11/7/13		18,950	18,950
1 Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.100%	11/7/13		750	750
Wisconsin Health & Educational Facilities Authority Revenue (Felician Services Inc.) VRDO	0.100%	11/7/13	LOC	9,655	9,655
Wisconsin Health & Educational Facilities Authority Revenue (Franciscan Sisters) VRDO	0.070%	11/7/13	LOC	4,500	4,500
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran) VRDO	0.110%	11/7/13	LOC	22,000	22,000
Wisconsin Health & Educational Facilities Authority Revenue (Hospital Sisters Services Inc.) VRDO	0.070%	11/7/13	LOC	17,050	17,050
1 Wisconsin Housing & Economic Development Authority Home Ownership Revenue TOB VRDO	0.140%	11/7/13		2,815	2,815
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.090%	11/7/13		24,220	24,220
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.090%	11/7/13		4,745	4,745
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.110%	11/7/13		27,020	27,020
Wisconsin Housing & Economic Development Authority Home Ownership Revenue VRDO	0.120%	11/7/13		25,175	25,175
Wisconsin Housing & Economic Development Authority Multi-Family Revenue VRDO	0.080%	11/7/13		10,000	10,000
Wisconsin Housing & Economic Development Authority Single Family Revenue VRDO	0.150%	11/7/13		5,220	5,220
Wisconsin Petroleum Inspection Fee Revenue	5.000%	7/1/14		3,250	3,352
Wisconsin Transportation Revenue	5.250%	7/1/14		2,000	2,065
					426,806
Wyoming (0.2%)
Converse County WY Pollution Control Revenue (PacifiCorp Projects) VRDO	0.100%	11/7/13	LOC	16,000	16,000
Lincoln County WY Pollution Control Revenue (PacifiCorp Project) VRDO	0.080%	11/7/13	LOC	12,700	12,700
Sweetwater County WY Pollution Control Revenue (PacifiCorp Projects) VRDO	0.110%	11/1/13	LOC	8,100	8,100
					36,800
Total Tax-Exempt Municipal Bonds (Cost $17,377,798)					17,377,798

26

Tax-Exempt Money Market Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (4.6%)
Money Market Fund (4.6%)
4 Vanguard Municipal Cash Management Fund (Cost $827,696)	0.101%	827,696,175	827,696
Total Investments (100.5%) (Cost $18,205,494)			18,205,494
Other Assets and Liabilities (–0.5%)
Other Assets			217,001
Liabilities			(303,550)
			(86,549)
Net Assets (100%)
Applicable to 18,117,012,613 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			18,118,945
Net Asset Value Per Share			$1.00

At October 31, 2013, net assets consisted of:
			Amount
			($000)
Paid-in Capital			18,118,886
Undistributed Net Investment Income			—
Accumulated Net Realized Gains			59
Net Assets			18,118,945

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $5,463,780,000, representing 30.2% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2013.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

28

Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	26,289
Total Income	26,289
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,311
Management and Administrative	19,825
Marketing and Distribution	4,627
Custodian Fees	183
Auditing Fees	23
Shareholders’ Reports	219
Trustees’ Fees and Expenses	20
Total Expenses	28,208
Expense Reduction—Note B	(5,226)
Net Expenses	22,982
Net Investment Income	3,307
Realized Net Gain (Loss) on
Investment Securities Sold	146
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,453

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,307	6,705
Realized Net Gain (Loss)	146	(10)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,453	6,695
Distributions
Net Investment Income	(3,307)	(6,705)
Realized Capital Gain	—	—
Total Distributions	(3,307)	(6,705)
Capital Share Transactions (at $1.00 per share)
Issued	19,181,910	15,416,802
Issued in Lieu of Cash Distributions	3,200	6,482
Redeemed	(18,070,175)	(16,012,732)
Net Increase (Decrease) from Capital Share Transactions	1,114,935	(589,448)
Total Increase (Decrease)	1,115,081	(589,458)
Net Assets
Beginning of Period	17,003,864	17,593,322
End of Period	18,118,945	17,003,864

1 Interest income from an affiliated company of the fund was $779,000.
See accompanying Notes, which are an integral part of the Financial Statements.

29

Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0002	.0004	.001	.001	.006
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0002	.0004	.001	.001	.006
Distributions
Dividends from Net Investment Income	(.0002)	(.0004)	(.001)	(.001)	(. 006)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0002)	(.0004)	(.001)	(.001)	(. 006)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.02%	0.04%	0.09%	0.14%	0.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,119	$17,004	$17,593	$18,405	$20,420
Ratio of Expenses to
Average Net Assets	0.13%[2]	0.16%	0.17%	0.17%	0.17%[3]
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.04%	0.09%	0.14%	0.61%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% in 2013. See Note B in the Notes to
Financial Statements.
3 Includes 0.04% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $2,140,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended October 31, 2013, Vanguard’s expenses were reduced by $5,226,000 (an effective annual rate of 0.03% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

31

Short-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWSTX	VWSUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	0.38%	0.46%

Financial Attributes
		Barclays
		1 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	1,485	3,811	46,522
Yield to Maturity
(before expenses)	0.5%	0.5%	3.0%
Average Coupon	2.4%	4.8%	4.9%
Average Duration	1.0 years	1.4 years	8.3 years
Average
Effective Maturity	1.3 years	1.5 years	7.0 years
Short-Term Reserves	28.1%	—	—

Largest Area Concentrations[2]

New York	15.7%
Texas	10.7
California	8.8
Florida	6.2
Pennsylvania	5.6
Illinois	5.0
New Jersey	4.5
Massachusetts	3.9
Ohio	3.6
Michigan	3.5
Top Ten	67.5%

Volatility Measures
	Barclays
	1 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.68	0.74
Beta	1.52	0.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)

Under 6 Months	48.8%
6 Months–1 Year	7.6
1–2 Years	17.6
2–3 Years	11.3
3–4 Years	7.1
4–5 Years	5.2
Over 5 Years	2.4

Distribution by Credit Quality (% of portfolio)

AAA	19.0%
AA	56.8
A	19.4
BBB	2.4
Not Rated	2.4

For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

32

Short-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Tax-Exempt Fund Investor Shares	0.51%	1.62%	2.12%	$12,329
Barclays 1 Year Municipal Bond Index	0.74	1.82	2.25	12,497
1–2 Year Municipal Funds Average[1]	0.26	0.34	0.82	10,851
Barclays Municipal Bond Index	–1.72	6.37	4.53	15,557

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Short-Term Tax-Exempt Fund Admiral Shares	0.59%	1.70%	2.19%	$62,100
Barclays 1 Year Municipal Bond Index	0.74	1.82	2.25	62,487
Barclays Municipal Bond Index	–1.72	6.37	4.53	77,887

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

33

Short-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013
				Barclays
				1 Year
				Municipal
			Investor Shares	Bond Index
	Capital	Income	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2004	–0.63%	1.86%	1.23%	1.24%
2005	–0.89	2.18	1.29	1.18
2006	0.32	2.90	3.22	3.05
2007	0.26	3.44	3.70	3.82
2008	0.38	3.30	3.68	4.22
2009	1.28	2.31	3.59	4.40
2010	0.44	1.38	1.82	1.81
2011	–0.31	1.23	0.92	1.18
2012	0.19	1.08	1.27	1.01
2013	–0.38	0.89	0.51	0.74

Average Annual Total Returns: Periods Ended September 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	9/1/1977	0.28%	1.65%	0.03%	2.06%	2.09%
Admiral Shares	2/12/2001	0.36	1.73	0.03	2.13	2.16

34

Short-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Short-Term Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	125,464
Total Income	125,464
Expenses
The Vanguard Group—Note B
Investment Advisory Services	619
Management and Administrative—
Investor Shares	3,275
Management and Administrative—
Admiral Shares	8,253
Marketing and Distribution—
Investor Shares	548
Marketing and Distribution—
Admiral Shares	2,490
Custodian Fees	127
Auditing Fees	28
Shareholders’ Reports—
Investor Shares	46
Shareholders’ Reports—
Admiral Shares	39
Trustees’ Fees and Expenses	13
Total Expenses	15,438
Net Investment Income	110,026
Realized Net Gain (Loss)
Investment Securities Sold	2,279
Futures Contracts	(1,719)
Options on Futures Contracts	(26)
Realized Net Gain (Loss)	534
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(47,059)
Futures Contracts	96
Change in Unrealized Appreciation
(Depreciation)	(46,963)
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,597

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,026	128,611
Realized Net Gain (Loss)	534	2,500
Change in Unrealized Appreciation (Depreciation)	(46,963)	20,262
Net Increase (Decrease) in Net Assets Resulting from Operations	63,597	151,373
Distributions
Net Investment Income
Investor Shares	(17,873)	(26,674)
Admiral Shares	(92,153)	(101,937)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(110,026)	(128,611)
Capital Share Transactions
Investor Shares	(272,790)	(570,542)
Admiral Shares	926,168	773,003
Net Increase (Decrease) from Capital Share Transactions	653,378	202,461
Total Increase (Decrease)	606,949	225,223
Net Assets
Beginning of Period	11,454,824	11,229,601
End of Period	12,061,773	11,454,824

1 Interest income from an affiliated company of the fund was $126,000.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.93	$15.90	$15.95	$15.88	$15.68
Investment Operations
Net Investment Income	.141	.171	.196	.217	. 357
Net Realized and Unrealized Gain (Loss)
on Investments	(. 060)	.030	(. 050)	. 070	. 200
Total from Investment Operations	. 081.201		.146	. 287	. 557
Distributions
Dividends from Net Investment Income	(.141)	(.171)	(.196)	(.217)	(. 357)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.141)	(.171)	(.196)	(.217)	(. 357)
Net Asset Value, End of Period	$15.87	$15.93	$15.90	$15.95	$15.88

Total Return[1]	0.51%	1.27%	0.92%	1.82%	3.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,822	$2,103	$2,668	$3,126	$2,761
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.89%	1.07%	1.23%	1.36%	2.15%
Portfolio Turnover Rate	30%	29%	28%	29%	32%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.93	$15.90	$15.95	$15.88	$15.68
Investment Operations
Net Investment Income	.154	.183	. 209	. 230	. 370
Net Realized and Unrealized Gain (Loss)
on Investments	(. 060)	.030	(. 050)	. 070	. 200
Total from Investment Operations	.094	.213	.159	.300	. 570
Distributions
Dividends from Net Investment Income	(.154)	(.183)	(. 209)	(. 230)	(. 370)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.154)	(.183)	(. 209)	(. 230)	(. 370)
Net Asset Value, End of Period	$15.87	$15.93	$15.90	$15.95	$15.88

Total Return	0.59%	1.35%	1.00%	1.90%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,240	$9,351	$8,561	$8,863	$7,637
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.97%	1.15%	1.31%	1.44%	2.23%
Portfolio Turnover Rate	30%	29%	28%	29%	32%

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Short-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values. The fund had no open futures contracts at October 31, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended October 31, 2013, the fund’s average value of options purchased and options written each represented 0% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at October 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

37

Short-Term Tax-Exempt Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,410,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	11,786,681	—
Temporary Cash Investments	296,245	—	—
Total	296,245	11,786,681	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used capital loss carryforwards of $140,000 to offset taxable capital gains realized during the year ended October 31, 2013.

For tax purposes, at October 31, 2013, the fund had available capital losses totaling $18,536,000 to offset future net capital gains. Of this amount, $18,411,000 is subject to expiration dates; $2,390,000 may be used to offset future net capital gains through October 31, 2014, $2,945,000 through October 31, 2015, $2,331,000 through October 31, 2018, and $10,745,000 through October 31, 2019. Capital losses of $125,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2013, the cost of investment securities for tax purposes was $12,001,066,000. Net unrealized appreciation of investment securities for tax purposes was $81,860,000, consisting of unrealized gains of $86,190,000 on securities that had risen in value since their purchase and $4,330,000 in unrealized losses on securities that had fallen in value since their purchase.

38

Short-Term Tax-Exempt Fund

E. During the year ended October 31, 2013, the fund purchased $2,144,594,000 of investment securities and sold $2,099,984,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	968,303	60,932	1,085,494	68,164
Issued in Lieu of Cash Distributions	14,603	919	20,881	1,311
Redeemed	(1,255,696)	(79,046)	(1,676,917)	(105,279)
Net Increase (Decrease)—Investor Shares	(272,790)	(17,195)	(570,542)	(35,804)
Admiral Shares
Issued	5,674,600	357,264	4,592,135	288,283
Issued in Lieu of Cash Distributions	71,117	4,477	80,497	5,053
Redeemed	(4,819,549)	(303,300)	(3,899,629)	(244,816)
Net Increase (Decrease)—Admiral Shares	926,168	58,441	773,003	48,520

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

39

Limited-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMLTX	VMLUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	0.82%	0.90%

Financial Attributes
		Barclays
		1–5 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	2,213	14,949	46,522
Yield to Maturity
(before expenses)	0.9%	1.0%	3.0%
Average Coupon	3.7%	4.8%	4.9%
Average Duration	2.4 years	2.8 years	8.3 years
Average
Effective Maturity	2.8 years	2.7 years	7.0 years
Short-Term Reserves	14.9%	—	—

Largest Area Concentrations[2]

New York	13.9%
California	10.9
Texas	7.4
Pennsylvania	6.1
Florida	5.7
New Jersey	5.2
Illinois	4.6
Ohio	3.8
Massachusetts	3.5
North Carolina	3.3
Top Ten	64.4%

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.96	0.81
Beta	0.99	0.28

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)

Under 6 Months	24.8%
6 Months–1 Year	5.5
1–2 Years	10.8
2–3 Years	12.5
3–4 Years	13.3
4–5 Years	13.9
Over 5 Years	19.2

Distribution by Credit Quality (% of portfolio)

AAA	20.2%
AA	51.4
A	24.0
BBB	2.8
BB	0.3
Not Rated	1.3

For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

40

Limited-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Limited-Term Tax-Exempt Fund
Investor Shares	0.60%	2.99%	2.71%	$13,064
Barclays 1–5 Year Municipal Bond Index	0.93	3.59	3.22	13,726
1–5 Year Municipal Funds Average[1]	0.05	2.50	2.16	12,381
Barclays Municipal Bond Index	–1.72	6.37	4.53	15,577

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Limited-Term Tax-Exempt Fund Admiral Shares	0.68%	3.07%	2.78%	$65,805
Barclays 1–5 Year Municipal Bond Index	0.93	3.59	3.22	68,629
Barclays Municipal Bond Index	–1.72	6.37	4.53	77,887

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

41

Limited-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013
				Barclays
				1–5 Year
				Municipal
			Investor Shares	Bond Index
	Capital	Income	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2004	–1.08%	2.90%	1.82%	2.46%
2005	–2.28	2.99	0.71	0.56
2006	0.09	3.28	3.37	3.43
2007	0.09	3.53	3.62	3.90
2008	–0.75	3.43	2.68	3.92
2009	3.00	2.92	5.92	7.51
2010	1.64	2.40	4.04	4.32
2011	–0.72	2.25	1.53	2.15
2012	0.99	1.94	2.93	3.17
2013	–1.07	1.67	0.60	0.93

Average Annual Total Returns: Periods Ended September 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year Five Years		Capital	Income	Total
Investor Shares	8/31/1987	–0.03%	2.89%	–0.11%	2.74%	2.63%
Admiral Shares	2/12/2001	0.05	2.97	–0.11	2.81	2.70

42

Limited-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Limited-Term Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	324,288
Total Income	324,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	939
Management and Administrative—
Investor Shares	4,159
Management and Administrative—
Admiral Shares	13,251
Marketing and Distribution—
Investor Shares	708
Marketing and Distribution—
Admiral Shares	3,379
Custodian Fees	183
Auditing Fees	28
Shareholders’ Reports—Investor Shares	72
Shareholders’ Reports—Admiral Shares	67
Trustees’ Fees and Expenses	19
Total Expenses	22,805
Net Investment Income	301,483
Realized Net Gain (Loss)
Investment Securities Sold	208
Futures Contracts	(5,374)
Options on Futures Contracts	(76)
Realized Net Gain (Loss)	(5,242)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(188,845)
Futures Contracts	275
Change in Unrealized Appreciation
(Depreciation)	(188,570)
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,671

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	301,483	308,196
Realized Net Gain (Loss)	(5,242)	2,443
Change in Unrealized Appreciation (Depreciation)	(188,570)	145,902
Net Increase (Decrease) in Net Assets Resulting from Operations	107,671	456,541
Distributions
Net Investment Income
Investor Shares	(42,849)	(59,444)
Admiral Shares	(258,634)	(248,752)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(301,483)	(308,196)
Capital Share Transactions
Investor Shares	(385,733)	(374,432)
Admiral Shares	1,470,493	2,390,587
Net Increase (Decrease) from Capital Share Transactions	1,084,760	2,016,155
Total Increase (Decrease)	890,948	2,164,500
Net Assets
Beginning of Period	16,749,731	14,585,231
End of Period	17,640,679	16,749,731

1 Interest income from an affiliated company of the fund was $303,000.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Limited-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.18	$11.07	$11.15	$10.97	$10.65
Investment Operations
Net Investment Income	.186	.212	.247	. 259.304
Net Realized and Unrealized Gain (Loss)
on Investments	(.120)	.110	(.080)	.180	. 320
Total from Investment Operations	.066	. 322.167		.439	. 624
Distributions
Dividends from Net Investment Income	(.186)	(.212)	(.247)	(. 259)	(. 304)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.186)	(.212)	(.247)	(. 259)	(. 304)
Net Asset Value, End of Period	$11.06	$11.18	$11.07	$11.15	$10.97

Total Return[1]	0.60%	2.93%	1.53%	4.04%	5.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,364	$2,779	$3,123	$3,484	$3,070
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.90%	2.24%	2.33%	2.77%
Portfolio Turnover Rate	14%	15%	14%	14%	11%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.18	$11.07	$11.15	$10.97	$10.65
Investment Operations
Net Investment Income	.195	.221	. 256	. 268.313
Net Realized and Unrealized Gain (Loss)
on Investments	(.120)	.110	(.080)	.180	. 320
Total from Investment Operations	. 075.331		.176	.448	.633
Distributions
Dividends from Net Investment Income	(.195)	(.221)	(. 256)	(. 268)	(.313)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.195)	(.221)	(. 256)	(. 268)	(.313)
Net Asset Value, End of Period	$11.06	$11.18	$11.07	$11.15	$10.97

Total Return	0.68%	3.01%	1.61%	4.12%	6.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,276	$13,970	$11,463	$10,524	$8,580
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.98%	2.32%	2.41%	2.85%
Portfolio Turnover Rate	14%	15%	14%	14%	11%

See accompanying Notes, which are an integral part of the Financial Statements.

44

Limited-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Limited-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at October 31, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended October 31, 2013, the fund’s average value of options purchased and options written each represented 0% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at October 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

45

Limited-Term Tax-Exempt Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $2,058,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.82% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	17,305,125	—
Temporary Cash Investments	328,421	—	—
Total	328,421	17,305,125	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at October 31, 2013, the fund had available capital losses totaling $104,061,000 to offset future net capital gains. Of this amount, $92,561,000 is subject to expiration dates; $16,166,000 may be used to offset future net capital gains through October 31, 2014, $12,485,000 through October 31, 2015, $2,743,000 through October 31, 2016, $29,710,000 through October 31, 2017, $4,375,000 through October 31, 2018, and $27,082,000 through October 31, 2019. Capital losses of $11,500,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $20,383,000 expired on October 31, 2013; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At October 31, 2013, the cost of investment securities for tax purposes was $17,313,166,000. Net unrealized appreciation of investment securities for tax purposes was $320,380,000, consisting of unrealized gains of $356,581,000 on securities that had risen in value since their purchase and $36,201,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $3,541,202,000 of investment securities and sold $1,961,008,000 of investment securities, other than temporary cash investments.

46

Limited-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	955,275	86,010	1,214,050	108,755
Issued in Lieu of Cash Distributions	34,682	3,125	48,457	4,338
Redeemed	(1,375,690)	(123,891)	(1,636,939)	(146,585)
Net Increase (Decrease)—Investor Shares	(385,733)	(34,756)	(374,432)	(33,492)
Admiral Shares
Issued	6,769,862	609,929	5,267,141	471,601
Issued in Lieu of Cash Distributions	196,106	17,678	192,291	17,211
Redeemed	(5,495,475)	(495,714)	(3,068,845)	(274,826)
Net Increase (Decrease)—Admiral Shares	1,470,493	131,893	2,390,587	213,986

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

47

Intermediate-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWITX	VWIUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.36%	2.44%

Financial Attributes
		Barclays
		1–15 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	3,808	37,701	46,522
Yield to Maturity
(before expenses)	2.4%	2.2%	3.0%
Average Coupon	4.6%	4.8%	4.9%
Average Duration	5.5 years	5.7 years	8.3 years
Average
Effective Maturity	5.6 years	5.2 years	7.0 years
Short-Term Reserves	3.5%	—	—

Largest Area Concentrations[2]

New York	15.4%
California	12.1
Texas	8.4
Florida	7.0
Illinois	6.7
New Jersey	5.2
Pennsylvania	3.8
Massachusetts	3.8
Ohio	3.2
Georgia	2.7
Top Ten	68.3%

Volatility Measures
	Barclays
	1–15 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.20	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	8.6%
1–3 Years	15.2
3–5 Years	20.5
5–10 Years	51.1
10–20 Years	4.4
20–30 Years	0.2

Distribution by Credit Quality (% of portfolio)

AAA	16.2%
AA	48.7
A	31.0
BBB	2.9
BB	0.1
B	0.6
Not Rated	0.5

For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

48

Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Tax-Exempt Fund
Investor Shares	–0.96%	5.52%	4.06%	$14,891
Barclays 1–15 Year Municipal Bond Index	–0.41	5.49	4.26	15,183
Intermediate Municipal Funds Average[1]	–1.35	5.13	3.45	14,037
Barclays Municipal Bond Index	–1.72	6.37	4.53	15,577

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Tax-Exempt Fund
Admiral Shares	–0.88%	5.61%	4.14%	$75,012
Barclays 1–15 Year Municipal Bond Index	–0.41	5.49	4.26	75,914
Barclays Municipal Bond Index	–1.72	6.37	4.53	77,887

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

49

Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013
				Barclays
				1–15 Year
				Municipal
			Investor Shares	Bond Index
	Capital	Income	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2004	0.66%	4.16%	4.82%	4.96%
2005	–3.00	4.02	1.02	1.15
2006	0.83	4.31	5.14	4.91
2007	–1.42	4.16	2.74	3.45
2008	–4.48	3.99	–0.49	0.88
2009	6.27	4.24	10.51	10.72
2010	3.14	3.81	6.95	6.81
2011	–0.36	3.71	3.35	3.62
2012	4.80	3.35	8.15	7.02
2013	–3.96	3.00	–0.96	–0.41

Average Annual Total Returns: Periods Ended September 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	9/1/1977	–1.56%	5.38%	0.04%	3.88%	3.92%
Admiral Shares	2/12/2001	–1.48	5.47	0.04	3.95	3.99

50

Intermediate-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Intermediate-Term Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	1,215,243
Total Income	1,215,243
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,031
Management and Administrative—
Investor Shares	9,889
Management and Administrative—
Admiral Shares	29,124
Marketing and Distribution—
Investor Shares	1,743
Marketing and Distribution—
Admiral Shares	6,038
Custodian Fees	389
Auditing Fees	29
Shareholders’ Reports—Investor Shares	161
Shareholders’ Reports—Admiral Shares	144
Trustees’ Fees and Expenses	42
Total Expenses	49,590
Net Investment Income	1,165,653
Realized Net Gain (Loss)
Investment Securities Sold	(7,770)
Futures Contracts	(12,539)
Options on Futures Contracts	(173)
Realized Net Gain (Loss)	(20,482)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(1,543,366)
Futures Contracts	619
Change in Unrealized Appreciation
(Depreciation)	(1,542,747)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(397,576)

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,165,653	1,115,471
Realized Net Gain (Loss)	(20,482)	44,673
Change in Unrealized Appreciation (Depreciation)	(1,542,747)	1,527,601
Net Increase (Decrease) in Net Assets Resulting from Operations	(397,576)	2,687,745
Distributions
Net Investment Income
Investor Shares	(185,983)	(227,874)
Admiral Shares	(979,670)	(887,597)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,165,653)	(1,115,471)
Capital Share Transactions
Investor Shares	(1,848,146)	(139,969)
Admiral Shares	(137,058)	5,348,748
Net Increase (Decrease) from Capital Share Transactions	(1,985,204)	5,208,779
Total Increase (Decrease)	(3,548,433)	6,781,053
Net Assets
Beginning of Period	37,704,708	30,923,655
End of Period	34,156,275	37,704,708

1 Interest income from an affiliated company of the fund was $462,000.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.41	$13.75	$13.80	$13.38	$12.59
Investment Operations
Net Investment Income	.433	.449	.494	.495	.514
Net Realized and Unrealized Gain (Loss)
on Investments	(. 570)	.660	(. 050)	. 420.790
Total from Investment Operations	(.137)	1.109	.444	.915	1.304
Distributions
Dividends from Net Investment Income	(. 433)	(. 449)	(. 494)	(. 495)	(.514)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 433)	(. 449)	(. 494)	(. 495)	(.514)
Net Asset Value, End of Period	$13.84	$14.41	$13.75	$13.80	$13.38

Total Return[1]	–0.96%	8.15%	3.35%	6.95%	10.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,878	$6,976	$6,783	$8,122	$7,525
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.06%	3.15%	3.66%	3.63%	3.91%
Portfolio Turnover Rate	16%	11%	15%	20%	19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.41	$13.75	$13.80	$13.38	$12.59
Investment Operations
Net Investment Income	.445	.460	.505	.506	. 524
Net Realized and Unrealized Gain (Loss)
on Investments	(. 570)	.660	(. 050)	. 420.790
Total from Investment Operations	(.125)	1.120	.455	. 926	1.314
Distributions
Dividends from Net Investment Income	(. 445)	(.460)	(. 505)	(. 506)	(. 524)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 445)	(.460)	(. 505)	(. 506)	(. 524)
Net Asset Value, End of Period	$13.84	$14.41	$13.75	$13.80	$13.38

Total Return	–0.88%	8.24%	3.43%	7.03%	10.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,278	$30,729	$24,140	$22,701	$18,251
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.14%	3.23%	3.74%	3.71%	3.99%
Portfolio Turnover Rate	16%	11%	15%	20%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at October 31, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended October 31, 2013, the fund’s average value of options purchased and options written each represented 0% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at October 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

53

Intermediate-Term Tax-Exempt Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $4,052,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	33,508,565	—
Temporary Cash Investments	395,477	—	—
Total	395,477	33,508,565	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at October 31, 2013, the fund had available capital losses totaling $59,506,000 to offset future net capital gains. Of this amount, $30,029,000 is subject to expiration on October 31, 2019. Capital losses of $29,477,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2013, the cost of investment securities for tax purposes was $32,690,625,000. Net unrealized appreciation of investment securities for tax purposes was $1,213,417,000, consisting of unrealized gains of $1,564,125,000 on securities that had risen in value since their purchase and $350,708,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $5,539,079,000 of investment securities and sold $5,345,816,000 of investment securities, other than temporary cash investments.

54

Intermediate-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,354,423	94,710	2,504,718	176,658
Issued in Lieu of Cash Distributions	138,262	9,788	165,343	11,628
Redeemed	(3,340,831)	(236,255)	(2,810,030)	(197,684)
Net Increase (Decrease)—Investor Shares	(1,848,146)	(131,757)	(139,969)	(9,398)
Admiral Shares
Issued	7,576,177	532,566	8,341,519	587,230
Issued in Lieu of Cash Distributions	699,066	49,553	639,399	44,938
Redeemed	(8,412,301)	(599,727)	(3,632,170)	(255,925)
Net Increase (Decrease)—Admiral Shares	(137,058)	(17,608)	5,348,748	376,243

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

55

Long-Term Tax-Exempt Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWLTX	VWLUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.36%	3.44%

Financial Attributes
		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	1,180	46,522
Yield to Maturity
(before expenses)	3.4%	3.0%
Average Coupon	4.7%	4.9%
Average Duration	7.5 years	8.3 years
Average Effective Maturity	7.6 years	7.0 years
Short-Term Reserves	4.1%	—

Largest Area Concentrations[2]

New York	15.6%
California	14.6
Florida	9.3
Illinois	7.7
Texas	7.5
New Jersey	5.2
Massachusetts	4.1
Pennsylvania	3.2
Georgia	2.5
South Carolina	2.2
Top Ten	71.9%

Volatility Measures
Barclays
Municipal
Bond Index
R-Squared	0.99
Beta	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	7.9%
1–3 Years	8.3
3–5 Years	14.8
5–10 Years	56.5
10–20 Years	6.5
20–30 Years	4.8
Over 30 Years	1.2

Distribution by Credit Quality (% of portfolio)

AAA	9.8%
AA	47.5
A	36.4
BBB	4.5
BB	0.3
B	0.4
Not Rated	1.1

For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

56

Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Tax-Exempt Fund
Investor Shares	–2.07%	6.33%	4.26%	$15,181
Barclays Municipal Bond Index	–1.72	6.37	4.53	15,577
General & Insured Municipal Debt
Funds Average[1]	–3.10	6.23	3.65	14,315

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
Long-Term Tax-Exempt Fund Admiral Shares	–1.99%	6.41%	4.34%	$76,469
Barclays Municipal Bond Index	–1.72	6.37	4.53	77,887

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

57

Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013
				Barclays
				Municipal
			Investor Shares	Bond Index
	Capital	Income	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2004	1.40%	4.74%	6.14%	6.03%
2005	–2.77	4.46	1.69	2.54
2006	1.37	4.77	6.14	5.75
2007	–2.20	4.57	2.37	2.91
2008	–9.02	4.28	–4.74	–3.30
2009	8.23	5.09	13.32	13.60
2010	3.02	4.50	7.52	7.78
2011	–1.07	4.36	3.29	3.78
2012	6.20	4.07	10.27	9.03
2013	–5.75	3.68	–2.07	–1.72

Average Annual Total Returns: Periods Ended September 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year Five Years		Capital	Income	Total
Investor Shares	9/1/1977	–2.47%	5.79%	–0.35%	4.44%	4.09%
Admiral Shares	2/12/2001	–2.39	5.88	–0.35	4.52	4.17

58

Long-Term Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Long-Term Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	319,136
Total Income	319,136
Expenses
The Vanguard Group—Note B
Investment Advisory Services	427
Management and Administrative—
Investor Shares	1,708
Management and Administrative—
Admiral Shares	6,489
Marketing and Distribution—
Investor Shares	276
Marketing and Distribution—
Admiral Shares	1,206
Custodian Fees	90
Auditing Fees	29
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	53
Trustees’ Fees and Expenses	9
Total Expenses	10,348
Net Investment Income	308,788
Realized Net Gain (Loss)
Investment Securities Sold	34,833
Futures Contracts	(2,521)
Options on Futures Contracts	(37)
Realized Net Gain (Loss)	32,275
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(489,830)
Futures Contracts	135
Change in Unrealized Appreciation
(Depreciation)	(489,695)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(148,632)

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	308,788	298,536
Realized Net Gain (Loss)	32,275	31,517
Change in Unrealized Appreciation (Depreciation)	(489,695)	423,621
Net Increase (Decrease) in Net Assets Resulting from Operations	(148,632)	753,674
Distributions
Net Investment Income
Investor Shares	(40,551)	(42,754)
Admiral Shares	(268,237)	(255,782)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(308,788)	(298,536)
Capital Share Transactions
Investor Shares	(79,967)	(36,069)
Admiral Shares	183,283	499,032
Net Increase (Decrease) from Capital Share Transactions	103,316	462,963
Total Increase (Decrease)	(354,104)	918,101
Net Assets
Beginning of Period	8,169,008	7,250,907
End of Period	7,814,904	8,169,008

1 Interest income from an affiliated company of the fund was $113,000.
See accompanying Notes, which are an integral part of the Financial Statements.

59

Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.82	$11.13	$11.25	$10.92	$10.09
Investment Operations
Net Investment Income	.441	. 437.468		.475	.487
Net Realized and Unrealized Gain (Loss)
on Investments	(. 680)	.690	(.120)	.330	.830
Total from Investment Operations	(. 239)	1.127	.348	.805	1.317
Distributions
Dividends from Net Investment Income	(.441)	(. 437)	(. 468)	(.475)	(.487)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.441)	(. 437)	(. 468)	(.475)	(.487)
Net Asset Value, End of Period	$11.14	$11.82	$11.13	$11.25	$10.92

Total Return[1]	–2.07%	10.27%	3.29%	7.52%	13.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$988	$1,130	$1,100	$1,615	$1,768
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.84%	3.78%	4.33%	4.28%	4.59%
Portfolio Turnover Rate	35%	15%	19%	23%	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.82	$11.13	$11.25	$10.92	$10.09
Investment Operations
Net Investment Income	.450	.446	.477	.484	.495
Net Realized and Unrealized Gain (Loss)
on Investments	(. 680)	.690	(.120)	.330	.830
Total from Investment Operations	(. 230)	1.136	. 357.814		1.325
Distributions
Dividends from Net Investment Income	(. 450)	(. 446)	(.477)	(. 484)	(. 495)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 450)	(. 446)	(.477)	(. 484)	(. 495)
Net Asset Value, End of Period	$11.14	$11.82	$11.13	$11.25	$10.92

Total Return	–1.99%	10.36%	3.37%	7.61%	13.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,827	$7,039	$6,150	$6,361	$5,547
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.92%	3.86%	4.41%	4.36%	4.67%
Portfolio Turnover Rate	35%	15%	19%	23%	15%

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at October 31, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended October 31, 2013, the fund’s average value of options purchased and options written each represented 0% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at October 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

61

Long-Term Tax-Exempt Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $919,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	7,762,330	—
Temporary Cash Investments	89,974	—	—
Total	89,974	7,762,330	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used capital loss carryforwards of $24,642,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,725,000 from accumulated net realized losses to paid-in capital. For tax purposes at October 31, 2013, the fund had no capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $7,621,735,000. Net unrealized appreciation of investment securities for tax purposes was $230,569,000, consisting of unrealized gains of $337,145,000 on securities that had risen in value since their purchase and $106,576,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $3,076,702,000 of investment securities and sold $2,681,181,000 of investment securities, other than temporary cash investments.

62

Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	266,723	22,904	309,685	26,749
Issued in Connection with Acquisition of
Florida Focused Long-Term Tax-Exempt Fund	105,678	9,572	—	—
Issued in Lieu of Cash Distributions	31,420	2,735	32,722	2,824
Redeemed	(483,788)	(42,140)	(378,476)	(32,771)
Net Increase (Decrease)—Investor Shares	(79,967)	(6,929)	(36,069)	(3,198)
Admiral Shares
Issued	1,263,259	109,409	1,150,356	99,672
Issued in Connection with Acquisition of
Florida Focused Long-Term Tax-Exempt Fund	717,427	64,984	—	—
Issued in Lieu of Cash Distributions	170,637	14,866	163,007	14,063
Redeemed	(1,968,040)	(171,909)	(814,331)	(70,612)
Net Increase (Decrease)—Admiral Shares	183,283	17,350	499,032	43,123

G. On July 26, 2013, the fund acquired all the net assets of Vanguard Florida Focused Long-Term Tax-Exempt Fund pursuant to a plan of reorganization approved by the funds’ board of trustees on March 22, 2013, and by the shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund on July 22, 2013. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 74,556,000 of the Long-Term Tax-Exempt Fund’s capital shares for the 72,777,000 shares of the Florida Focused Long-Term Tax-Exempt Fund outstanding on July 26, 2013. Each class of shares of the Florida Focused Long-Term Tax-Exempt Fund was exchanged for the like class of shares of the Long-Term Tax-Exempt Fund. The Florida Focused Long-Term Tax-Exempt Fund’s net assets of $823,105,000, including $11,895,000 of unrealized appreciation, were combined with the Long-Term Tax-Exempt Fund’s net assets of $7,135,448,000, resulting in combined net assets of $7,958,553,000 on July 26, 2013.

Assuming that the acquisition had been completed on November 1, 2012, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended October 31, 2013, would be:

($000)
Net Investment Income	334,875
Realized Net Gain (Loss)	42,212
Change in Unrealized Appreciation (Depreciation)	(561,101)
Net Increase (Decrease) in Net Assets Resulting from Operations	(184,014)

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Florida Focused Long-Term Tax-Exempt Fund that have been included in the fund’s statement of operations since July 26, 2013.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

63

High-Yield Tax-Exempt Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWAHX	VWALX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.68%	3.76%

Financial Attributes
		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	969	46,522
Yield to Maturity
(before expenses)	3.8%	3.0%
Average Coupon	4.7%	4.9%
Average Duration	7.3 years	8.3 years
Average Effective Maturity	9.1 years	7.0 years
Short-Term Reserves	5.1%	—

Largest Area Concentrations[2]

California	15.2%
New York	12.8
Texas	8.9
New Jersey	8.3
Illinois	7.2
Florida	6.1
Pennsylvania	3.4
Georgia	2.4
Michigan	2.2
Colorado	2.2
Top Ten	68.7%

Volatility Measures
Barclays
Municipal
Bond Index
R-Squared	0.97
Beta	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	9.9%
1–3 Years	7.7
3–5 Years	13.8
5–10 Years	47.0
10–20 Years	8.2
20–30 Years	10.4
Over 30 Years	3.0

Distribution by Credit Quality (% of portfolio)

AAA	7.2%
AA	24.9
A	45.2
BBB	12.6
BB	2.0
B	3.0
Not Rated	5.1

For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.20% for the Investor Shares and 0.12% for the Admiral Shares.

2 Percentage of net assets, excluding any futures contracts.

64

High-Yield Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
High-Yield Tax-Exempt Fund Investor Shares	–2.11%	7.30%	4.54%	$15,588
Barclays Municipal Bond Index	–1.72	6.37	4.53	15,577
General & Insured Municipal Debt
Funds Average[1]	–3.10	6.23	3.65	14,315

				Final Value
				of a $50,000
	One Year	Five Years	Ten Years	Investment
High-Yield Tax-Exempt Fund Admiral Shares	–2.04%	7.38%	4.62%	$78,520
Barclays Municipal Bond Index	–1.72	6.37	4.53	77,887

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

65

High-Yield Tax-Exempt Fund

Fiscal-Year Total Returns (%): October 31, 2003–October 31, 2013
				Barclays
				Municipal
			Investor Shares	Bond Index
	Capital	Income	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2004	1.59%	4.89%	6.48%	6.03%
2005	–1.38	4.58	3.20	2.54
2006	1.87	4.74	6.61	5.75
2007	–2.66	4.60	1.94	2.91
2008	–12.52	4.32	–8.20	–3.30
2009	10.44	5.65	16.09	13.60
2010	4.00	4.76	8.76	7.78
2011	–1.31	4.57	3.26	3.78
2012	7.22	4.21	11.43	9.03
2013	–5.85	3.74	–2.11	–1.72

Average Annual Total Returns: Periods Ended September 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year Five Years		Capital	Income	Total
Investor Shares	12/27/1978	–2.36%	6.25%	–0.17%	4.60%	4.43%
Admiral Shares	11/12/2001	–2.28	6.33	–0.17	4.67	4.50

66

High-Yield Tax-Exempt Fund

Financial Statements

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard High-Yield Tax-Exempt Fund—is included as an insert to this report.

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Interest[1]	313,833
Total Income	313,833
Expenses
The Vanguard Group—Note B
Investment Advisory Services	420
Management and Administrative—
Investor Shares	2,347
Management and Administrative—
Admiral Shares	5,663
Marketing and Distribution—
Investor Shares	425
Marketing and Distribution—
Admiral Shares	1,195
Custodian Fees	89
Auditing Fees	29
Shareholders’ Reports—Investor Shares	188
Shareholders’ Reports—Admiral Shares	116
Trustees’ Fees and Expenses	9
Total Expenses	10,481
Net Investment Income	303,352
Realized Net Gain (Loss)
Investment Securities Sold	34,046
Futures Contracts	(2,687)
Options on Futures Contracts	(36)
Realized Net Gain (Loss)	31,323
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(499,732)
Futures Contracts	131
Change in Unrealized Appreciation
(Depreciation)	(499,601)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(164,926)

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	303,352	276,411
Realized Net Gain (Loss)	31,323	36,600
Change in Unrealized Appreciation (Depreciation)	(499,601)	436,674
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,926)	749,685
Distributions
Net Investment Income
Investor Shares	(59,323)	(58,598)
Admiral Shares	(244,029)	(217,813)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(303,352)	(276,411)
Capital Share Transactions
Investor Shares	(206,915)	168,511
Admiral Shares	(345,536)	1,155,575
Net Increase (Decrease) from Capital Share Transactions	(552,451)	1,324,086
Total Increase (Decrease)	(1,020,729)	1,797,360
Net Assets
Beginning of Period	7,948,999	6,151,639
End of Period	6,928,270	7,948,999

1 Interest income from an affiliated company of the fund was $89,000.
See accompanying Notes, which are an integral part of the Financial Statements.

67

High-Yield Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.29	$10.53	$10.67	$10.26	$9.29
Investment Operations
Net Investment Income	. 428	. 425.465		.470	.483
Net Realized and Unrealized Gain (Loss)
on Investments	(. 660)	.760	(.140)	.410	. 970
Total from Investment Operations	(. 232)	1.185	. 325.880		1.453
Distributions
Dividends from Net Investment Income	(. 428)	(. 425)	(. 465)	(.470)	(.483)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 428)	(. 425)	(. 465)	(.470)	(.483)
Net Asset Value, End of Period	$10.63	$11.29	$10.53	$10.67	$10.26

Total Return[1]	–2.11%	11.43%	3.26%	8.76%	16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,307	$1,609	$1,339	$1,861	$1,892
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.88%	3.86%	4.54%	4.49%	4.99%
Portfolio Turnover Rate	29%	20%	19%	19%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.29	$10.53	$10.67	$10.26	$9.29
Investment Operations
Net Investment Income	.436	.434	.473	.479	. 491
Net Realized and Unrealized Gain (Loss)
on Investments	(. 660)	.760	(.140)	.410	. 970
Total from Investment Operations	(. 224)	1.194	.333	.889	1.461
Distributions
Dividends from Net Investment Income	(. 436)	(. 434)	(.473)	(.479)	(.491)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 436)	(. 434)	(.473)	(.479)	(.491)
Net Asset Value, End of Period	$10.63	$11.29	$10.53	$10.67	$10.26

Total Return	–2.04%	11.52%	3.34%	8.85%	16.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,621	$6,340	$4,813	$5,230	$4,447
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.96%	3.94%	4.62%	4.57%	5.07%
Portfolio Turnover Rate	29%	20%	19%	19%	23%

See accompanying Notes, which are an integral part of the Financial Statements.

68

High-Yield Tax-Exempt Fund

Notes to Financial Statements

Vanguard High-Yield Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at October 31, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended October 31, 2013, the fund’s average value of options purchased and options written each represented 0% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at October 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

69

High-Yield Tax-Exempt Fund

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $814,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	6,790,882	—
Temporary Cash Investments	130,118	—	—
Total	130,118	6,790,882	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at October 31, 2013, the fund used capital loss carryforwards of $30,186,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $116,688,000 to offset future net capital gains of $71,866,000 through October 31, 2017, $2,545,000 through October 31, 2018, and $42,277,000 through October 31, 2019.

At October 31, 2013, the cost of investment securities for tax purposes was $6,831,222,000. Net unrealized appreciation of investment securities for tax purposes was $89,778,000, consisting of unrealized gains of $263,608,000 on securities that had risen in value since their purchase and $173,830,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2013, the fund purchased $2,016,606,000 of investment securities and sold $2,114,244,000 of investment securities, other than temporary cash investments.

70

High-Yield Tax-Exempt Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	489,396	43,791	684,295	62,295
Issued in Lieu of Cash Distributions	47,720	4,336	46,097	4,181
Redeemed	(744,031)	(67,813)	(561,881)	(51,072)
Net Increase (Decrease)—Investor Shares	(206,915)	(19,686)	168,511	15,404
Admiral Shares
Issued	1,588,643	143,071	1,744,009	158,312
Issued in Lieu of Cash Distributions	163,489	14,861	144,703	13,119
Redeemed	(2,097,668)	(191,076)	(733,137)	(66,759)
Net Increase (Decrease)—Admiral Shares	(345,536)	(33,144)	1,155,575	104,672

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

71

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Municipal Bond Funds and the Shareholders of Vanguard Tax-Exempt Money Market Fund, Vanguard Short-Term Tax-Exempt Fund, Vanguard Limited-Term Tax-Exempt Fund, Vanguard Intermediate-Term Tax-Exempt Fund, Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund:

In our opinion, the statement of net assets appearing herein and the accompanying statements of net assets appearing in the insert to this annual report and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Tax-Exempt Money Market Fund, Vanguard Short-Term Tax-Exempt Fund, Vanguard Limited-Term Tax-Exempt Fund, Vanguard Intermediate-Term Tax-Exempt Fund, Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund (constituting separate portfolios of Vanguard Municipal Bond Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

72

Special 2013 tax information (unaudited) for Vanguard Tax-Exempt Money Market Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard Short-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard Limited-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Tax-Exempt Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,725,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended October 31, 2013.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard Florida Focused Long-Term
Tax-Exempt Fund

This information for the fiscal year ended July 26, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,145,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended July 26, 2013.

The fund designates 100% of its income dividends as exempt-interest dividends.

Special 2013 tax information (unaudited) for Vanguard High-Yield Tax-Exempt Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

73

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

74

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Tax-Exempt Fund	4/30/2013	10/31/2013	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,000.07	$0.60
Short-Term
Investor Shares	$1,000.00	$1,001.04	$1.01
Admiral Shares	1,000.00	1,001.44	0.61
Limited-Term
Investor Shares	$1,000.00	$999.30	$1.01
Admiral Shares	1,000.00	999.70	0.60
Intermediate-Term
Investor Shares	$1,000.00	$974.70	$1.00
Admiral Shares	1,000.00	975.09	0.60
Long-Term
Investor Shares	$1,000.00	$960.00	$0.99
Admiral Shares	1,000.00	960.39	0.59
High-Yield
Investor Shares	$1,000.00	$956.77	$0.99
Admiral Shares	1,000.00	957.15	0.59
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.60	$0.61
Short-Term
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
Limited-Term
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
Intermediate-Term
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
Long-Term
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.60	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Tax-Exempt Money Market Fund, 0.12%; for the Short-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Limited-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the High-Yield Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

75

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For the Tax-Exempt Money Market Fund, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For the tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings for each issue are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

76

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
of The Vanguard Group since 2008; Chief Executive		the Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of	F. Joseph Loughrey
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal	Executive Officers
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Vanguard Group (1995–2008).	Inc. (industrial machinery); Chairman of the Board of	Born 1967. Controller Since July 2010. Principal
	Hillenbrand, Inc. (specialized consumer services) and	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	of Oxfam America; Director of SKF AB (industrial	of The Vanguard Group, Inc.; Controller of each of
	machinery), Hyster-Yale Materials Handling, Inc.	the investment companies served by The Vanguard
Emerson U. Fullwood	(forklift trucks), and the Lumina Foundation for	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	Education; Member of the Advisory Council for the	companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Executive	College of Arts and Letters and of the Advisory Board	(2001–2010).
Chief Staff and Marketing Officer for North America	to the Kellogg Institute for International Studies, both
and Corporate Vice President (retired 2008) of Xerox	at the University of Notre Dame.	Thomas J. Higgins
Corporation (document management products and		Born 1957. Chief Financial Officer Since September
services); Executive in Residence and 2010		2008. Principal Occupation(s) During the Past Five
Distinguished Minett Professor at the Rochester	Mark Loughridge	Years: Principal of The Vanguard Group, Inc.; Chief
Institute of Technology; Director of SPX Corporation	Born 1953. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
(multi-industry manufacturing), the United Way of	Occupation(s) During the Past Five Years: Senior	served by The Vanguard Group; Treasurer of each of
Rochester, Amerigroup Corporation (managed health	Vice President and Chief Financial Officer at IBM	the investment companies served by The Vanguard
care), the University of Rochester Medical Center,	(information technology services); Fiduciary Member	Group (1998–2008).
Monroe Community College Foundation, and North	of IBM’s Retirement Plan Committee.
Carolina A&T University.
	Scott C. Malpass	Kathryn J. Hyatt
	Born 1962. Trustee Since March 2012. Principal	Born 1955. Treasurer Since November 2008.
Rajiv L. Gupta	Occupation(s) During the Past Five Years: Chief	Principal Occupation(s) During the Past Five Years:
Born 1945. Trustee Since December 2001.[2]	Investment Officer and Vice President at the University	Principal of The Vanguard Group, Inc.; Treasurer of
Principal Occupation(s) During the Past Five Years:	of Notre Dame; Assistant Professor of Finance at the	each of the investment companies served by The
Chairman and Chief Executive Officer (retired 2009)	Mendoza College of Business at Notre Dame; Member	Vanguard Group; Assistant Treasurer of each of
and President (2006–2008) of Rohm and Haas Co.	of the Notre Dame 403(b) Investment Committee;	the investment companies served by The Vanguard
(chemicals); Director of Tyco International, Ltd.	Director of TIFF Advisory Services, Inc. (investment	Group (1988–2008).
(diversified manufacturing and services), Hewlett-	advisor); Member of the Investment Advisory
Packard Co. (electronic computer manufacturing),	Committees of the Financial Industry Regulatory	Heidi Stam
and Delphi Automotive LLP (automotive components);	Authority (FINRA) and of Major League Baseball.	Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of		Occupation(s) During the Past Five Years: Managing
The Conference Board.	André F. Perold	Director of The Vanguard Group, Inc.; General Counsel
	Born 1952. Trustee Since December 2004. Principal	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	Occupation(s) During the Past Five Years: George	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	Gund Professor of Finance and Banking at the Harvard	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President	Business School (retired 2011); Chief Investment	Vice President of Vanguard Marketing Corporation.
of the University of Pennsylvania; Christopher H.	Officer and Managing Partner of HighVista Strategies
Browne Distinguished Professor of Political Science	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Merchant Bank; Overseer of the Museum of Fine	Mortimer J. Buckley	Chris D. McIsaac
appointments at the Annenberg School for	Arts Boston.	Kathleen C. Gubanich	Michael S. Miller
Communication and the Graduate School of Education		Paul A. Heller	James M. Norris
of the University of Pennsylvania; Member of the	Alfred M. Rankin, Jr.	Martha G. King	Glenn W. Reed
National Commission on the Humanities and Social	Born 1941. Trustee Since January 1993. Principal	John T. Marcante
Sciences; Trustee of Carnegie Corporation of New	Occupation(s) During the Past Five Years: Chairman,
York and of the National Constitution Center; Chair	President, and Chief Executive Officer of NACCO
of the U.S. Presidential Commission for the Study	Industries, Inc. (housewares/lignite) and of Hyster-Yale
of Bioethical Issues.	Materials Handling, Inc. (forklift trucks); Director of
the National Association of Manufacturers; Chairman
	of the Board of University Hospitals of Cleveland;	Chairman Emeritus and Senior Advisor
	Advisory Chairman of the Board of The Cleveland	John J. Brennan
	Museum of Art.	Chairman, 1996–2009
JoAnn Heffernan Heisen		Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate		Founder
Vice President and Chief Global Diversity Officer		John C. Bogle
(retired 2008) and Member of the Executive		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper,
a Thomson Reuters Company, or Morningstar, Inc.,
Direct Investor Account Services > 800-662-2739	unless otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
With Hearing Impairment > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by the	either vanguard.com/proxyreporting or sec.gov.
fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q950 122013

Vanguard® Municipal Bond Funds

Statement of Net Assets
As of October 31, 2013

The Statement of Net Assets should be read in conjunction with each fund’s Statement of Operations,

Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

Each fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of the accompanying report for further information).

Contents

Short-Term Tax-Exempt Fund	1
Limited-Term Tax-Exempt Fund	28
Intermediate-Term Tax-Exempt Fund	65
Long-Term Tax-Exempt Fund	126
High-Yield Tax-Exempt Fund	147
Key to Abbreviations	Back cover

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (97.7%)
Alabama (0.8%)
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	5/1/14	9,225	9,448
1 Alabama Public School & College Authority Capital Improvement Revenue TOB VRDO	0.120%	11/7/13	12,360	12,360
Alabama Special Care Facilities Financing Authority Birmingham Revenue
(Ascension Health Credit Group) PUT	1.500%	6/1/16	4,840	4,894
1 Alabama Special Care Facilities Financing Authority Birmingham Revenue
(Ascension Health Credit Group) TOB VRDO	0.090%	11/7/13	12,750	12,750
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Powersouth Energy Cooperative Projects) PUT	0.550%	11/15/13	27,940	27,942
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Powersouth Energy Cooperative Projects) PUT	0.550%	12/1/13	9,200	9,200
Chatom AL Industrial Development Board Gulf Opportunity Zone Revenue
(Powersouth Energy Cooperative Projects) PUT	0.600%	2/1/14	11,125	11,125
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/14	4,155	4,196
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/15	1,715	1,791
				93,706
Alaska (0.6%)
Alaska Housing Finance Corp. Home Mortgage Revenue VRDO	0.080%	11/7/13	45,985	45,985
Alaska Industrial Development & Export Authority Revenue	5.000%	4/1/15	3,000	3,197
Matanuska-Susitna Borough AK GO	4.000%	3/1/15	1,000	1,048
Matanuska-Susitna Borough AK GO	5.000%	3/1/18	3,775	4,399
North Slope Borough AK GO	2.500%	6/30/14	3,400	3,453
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	10,000	10,914
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	2,000	2,183
				71,179
Arizona (1.1%)
Arizona COP	2.000%	10/1/14	430	436
Arizona COP	2.000%	10/1/15	400	409
Arizona COP	4.000%	10/1/15	1,700	1,801
Arizona COP	3.000%	10/1/16	315	331
Arizona COP	5.000%	10/1/16	750	832
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	4.000%	2/1/17	2,000	2,140
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/18	1,000	1,121
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/16	5,000	5,469
2 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.930%	2/5/20	12,500	12,297
Arizona School Facilities Board COP	5.000%	9/1/14 (14)	5,975	6,206
Glendale AZ Industrial Development Authority Revenue (Midwestern University) VRDO	0.090%	11/7/13 LOC	9,000	9,000
1 Maricopa County AZ Public Finance Corp. Lease Revenue TOB VRDO	0.110%	11/7/13	5,440	5,440
Maricopa County AZ Unified School District GO	2.000%	7/1/15	6,250	6,419
1 Mesa AZ Utility System Revenue TOB VRDO	0.090%	11/7/13 (4)	8,250	8,250

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Mesa AZ Utility System Revenue TOB VRDO	0.090%	11/7/13 (4)	7,500	7,500
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/14 (Prere.)	7,500	7,741
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.130%	11/7/13	8,990	8,990
1 Phoenix AZ Civic Improvement Corp. Airport Revenue TOB VRDO	0.180%	11/7/13	4,000	4,000
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/15	4,250	4,578
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/16	2,325	2,599
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/17	4,250	4,884
1 Phoenix AZ Civic Improvement Corp. Water System Revenue TOB VRDO	0.080%	11/7/13	4,500	4,500
Pima County AZ Sewer Revenue	3.000%	7/1/14	1,000	1,018
Pima County AZ Sewer Revenue	4.000%	7/1/14	1,500	1,538
Pima County AZ Sewer Revenue	5.000%	7/1/15	1,250	1,345
Pima County AZ Sewer Revenue	5.000%	7/1/16	2,000	2,227
Pima County AZ Sewer Revenue	4.000%	7/1/17	2,000	2,218
1 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.090%	11/7/13	13,940	13,940
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	4.000%	10/1/14	1,175	1,214
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/15	1,750	1,896
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/16	2,120	2,374
				132,713
California (8.8%)
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.966%	8/1/17	16,000	15,968
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	7,000	7,079
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	10,040	10,153
California Department of Water Resources Power Supply Revenue	5.000%	5/1/14	15,000	15,362
California Department of Water Resources Power Supply Revenue	5.000%	5/1/15	13,750	14,729
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	14,500	16,155
California Economic Recovery GO	5.250%	7/1/14 (14)	10,700	11,063
California GO	4.000%	11/1/14	2,650	2,751
California GO	5.000%	11/1/15	1,600	1,749
California GO	5.000%	9/1/16	8,000	9,011
California GO	5.000%	9/1/16	1,465	1,650
California GO	5.000%	10/1/16	12,070	13,635
California GO	5.000%	9/1/17	4,250	4,917
California GO	5.000%	10/1/17	35,000	40,580
California GO	5.000%	4/1/18	20,385	23,813
3 California GO PUT	4.000%	12/1/16	20,000	21,653
1 California GO TOB VRDO	0.250%	11/7/13 (4)	10,000	10,000
1 California GO TOB VRDO	0.280%	11/7/13 (4)	15,925	15,925
California Health Facilities Financing Authority Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	17,670	18,230
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	4.000%	8/15/14	1,500	1,544
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/15	2,000	2,168
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/16	3,000	3,368
2 California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles) PUT	1.880%	7/1/17	8,825	8,883
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	5.000%	11/15/16	1,005	1,132
California Health Facilities Financing Authority Revenue (Memorial Health Services)	4.000%	10/1/14	900	931
California Health Facilities Financing Authority Revenue (Memorial Health Services)	5.000%	10/1/15	940	1,021
California Health Facilities Financing Authority Revenue (Memorial Health Services)	5.000%	10/1/16	1,500	1,686
California Health Facilities Financing Authority Revenue (Memorial Health Services)	5.000%	10/1/17	1,000	1,155
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,300	15,995
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/17/17	9,000	10,296
California Health Facilities Financing Authority Revenue (Stanford Hospital)	5.000%	8/15/15	1,000	1,083
1 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.090%	11/7/13	21,185	21,185
1 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.090%	11/7/13	20,885	20,885
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/14	2,500	2,531
2 California Infrastructure & Economic Development Bank Revenue
(Index-Museum Art Project) PUT	1.875%	8/1/18	20,000	19,928
2 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.580%	4/1/14	34,200	34,238
California Municipal Finance Authority Revenue (NorthBay Healthcare Group)	5.000%	11/1/14	895	927
California Municipal Finance Authority Revenue (NorthBay Healthcare Group)	5.000%	11/1/15	1,450	1,543
California Municipal Finance Authority Revenue (NorthBay Healthcare Group)	5.000%	11/1/16	1,610	1,747
2 California Municipal Finance Authority Revenue (NorthBay Healthcare Group) PUT	2.180%	11/1/16	5,000	5,020
California Municipal Finance Authority Revenue (University of La Verne)	5.000%	6/1/14	1,845	1,884
California Municipal Finance Authority Revenue (University of La Verne)	5.000%	6/1/15	2,120	2,233
California Municipal Finance Authority Solid Waste Revenue (Republic Services Inc. Project) PUT	0.600%	1/2/14	10,500	10,500
California Pollution Control Financing Authority Environmental Improvement Revenue
(BP West Coast Products LLC Project) PUT	2.600%	9/2/14	4,000	4,070
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	0.700%	2/3/14	4,000	3,989

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	1/1/15 (2)	3,900	4,115
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/15	1,250	1,341
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/16	7,160	7,960
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	8,205	9,393
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	5,000	5,724
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	2,500	2,924
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	10,650	12,456
California Public Works Board Lease Revenue (Department of Public Health)	3.000%	11/1/14	2,000	2,056
California Public Works Board Lease Revenue (Department of Public Health)	4.000%	11/1/15	2,500	2,677
California Public Works Board Lease Revenue (Department of State Hospitals)	4.000%	6/1/17	5,000	5,551
California Public Works Board Lease Revenue (Department of State Hospitals)	4.000%	6/1/18	5,000	5,630
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/16	1,500	1,698
California Public Works Board Lease Revenue (Various Capital Projects)	4.000%	10/1/14	8,375	8,666
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/14	4,000	4,191
California Public Works Board Lease Revenue (Various Capital Projects)	4.000%	10/1/15	3,000	3,204
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/16	3,415	3,773
California Public Works Board Lease Revenue (Various Capital Projects)	4.000%	10/1/16	3,070	3,368
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/17	2,710	3,086
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/18	1,000	1,167
California RAN	2.000%	5/28/14	145,000	146,520
California School Cash Reserve Program Authority Pool TRAN	2.000%	12/31/13	3,045	3,054
California Statewide Communities Development Authority Health Facility Revenue
(Catholic Healthcare West)	0.200%	11/1/13 (4)	15,600	15,600
California Statewide Communities Development Authority Health Facility Revenue
(Catholic Healthcare West)	0.200%	11/1/13 (4)	10,825	10,825
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/14	10,250	10,455
California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	5,000	5,691
California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	5,285	6,015
1 California Statewide Communities Development Authority Revenue
(St. Joseph’s Health System) TOB VRDO	0.250%	11/7/13 (4)	20,000	20,000
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	1.650%	7/1/18	4,700	4,732
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/14	1,000	1,036
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/16	1,220	1,333
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/17	585	647
2 Contra Costa CA Transportation Authority Sales Tax Revenue PUT	0.490%	12/15/15	14,000	13,963
1 Desert CA Community College District GO TOB VRDO	0.100%	11/7/13	14,340	14,340
El Dorado CA Irrigation District Revenue	4.000%	3/1/17 (4)	1,500	1,644
Irvine CA Reassessment District No. 13-1 Improvement Revenue	2.000%	9/2/15	1,560	1,580
Irvine CA Reassessment District No. 13-1 Improvement Revenue	4.000%	9/2/16	1,065	1,134
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/18	1,085	1,218
Los Angeles CA Department of Water & Power Revenue	4.000%	1/1/16	9,000	9,647
Los Angeles CA Department of Water & Power Revenue	5.000%	1/1/16	8,300	9,055
1 Los Angeles CA Department of Water & Power Revenue TOB VRDO	0.080%	11/7/13 LOC	16,465	16,465
Los Angeles CA GO	5.000%	9/1/18	12,900	15,353
Los Angeles CA Unified School District GO	4.000%	7/1/14	13,000	13,330
1 Los Angeles CA Unified School District GO TOB VRDO	0.090%	11/7/13	6,700	6,700
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/14	6,000	6,194
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/18	12,750	15,186
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/15	10,850	11,702
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,847
Los Angeles County CA Schools Pooled Financing Program TRAN	2.000%	12/31/13	14,725	14,763
Los Angeles County CA Schools Pooled Financing Program TRAN	2.000%	1/31/14	8,500	8,532
1 Metropolitan Water District of Southern California Revenue TOB VRDO	0.090%	11/7/13	29,800	29,800
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/14	1,000	1,032
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/15	1,000	1,076
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/16	3,100	3,455
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/17	1,055	1,210
Monterey Peninsula CA Unified School District BAN	2.500%	11/1/15	4,250	4,384
Northern California Power Agency Revenue (Hydroelectric Project)	4.000%	7/1/14	1,000	1,026
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/16	2,100	2,321
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/17	3,500	3,937
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/18	1,550	1,764
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/19	1,500	1,712
1 Peralta CA Community College District Revenue TOB VRDO	0.140%	11/7/13 (4)	7,715	7,715
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	4.000%	6/1/16	2,500	2,700
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/16	3,400	3,758
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	4.000%	6/1/17	2,000	2,196
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/17	3,705	4,198
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/18	500	586
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/14	600	619
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/14	2,815	2,923

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,635	2,857
San Bernardino CA City Unified School District GO	4.000%	8/1/16	1,250	1,354
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/14	3,205	3,307
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/15	2,965	3,169
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/14	6,000	6,157
San Diego CA Unified School District GO	0.500%	7/1/15	13,100	13,130
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,506
1 San Diego County CA Water Authority Revenue COP TOB VRDO	0.080%	11/7/13	4,000	4,000
San Francisco CA City & County International Airport Revenue	5.000%	5/1/15 (4)	5,000	5,357
San Francisco CA City & County International Airport Revenue	5.000%	5/1/15	4,535	4,859
San Francisco CA City & County International Airport Revenue	5.000%	5/1/16	21,100	23,471
1 San Jose CA Unified School District Santa Clara County GO TOB VRDO	0.130%	11/7/13	1,400	1,400
1 University of California Revenue TOB VRDO	0.130%	11/7/13	3,277	3,277
				1,066,162
Colorado (2.4%)
Broomfield CO City & County COP	5.000%	12/1/15	5,790	6,317
Colorado Educational & Cultural Facilities Authority Revenue (Johnson & Wales University)	3.000%	4/1/14	2,500	2,527
Colorado Educational & Cultural Facilities Authority Revenue (Johnson & Wales University)	4.000%	4/1/15	1,100	1,150
Colorado Educational & Cultural Facilities Authority Revenue (Johnson & Wales University)	5.000%	4/1/16	1,000	1,095
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	5.000%	11/12/13	12,000	12,018
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	5.250%	11/12/13 (Prere.)	1,010	1,012
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	5.250%	11/12/13 (Prere.)	855	856
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	5.250%	11/12/13	6,635	6,645
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) PUT	4.000%	11/12/15	3,100	3,315
1 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	10,000	10,000
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/14	1,320	1,371
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/15	1,050	1,116
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	4.000%	12/1/16	1,000	1,057
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/17	1,580	1,738
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	3.150%	12/1/18	8,460	8,496
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/14	8,615	8,682
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/14	3,510	3,537
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/15	3,500	3,686
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/15	1,945	2,048
1 Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) TOB VRDO	0.090%	11/7/13	7,595	7,595
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.100%	11/7/13	10,000	10,000
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.100%	11/7/13	32,000	32,000
Colorado Housing & Finance Authority Employment Compensation Special Assessment Revenue	5.000%	5/15/14	22,060	22,625
Denver CO City & County Airport Revenue	0.200%	11/5/13 (12)	24,300	24,300
Denver CO City & County Airport Revenue	0.200%	11/6/13 (12)	22,000	22,000
Denver CO City & County Airport Revenue	0.200%	11/7/13 (12)	23,250	23,250
Denver CO City & County Airport Revenue	0.200%	11/1/13 (12)	22,800	22,800
Denver CO City & County Airport Revenue	6.000%	11/15/13 (14)	5,000	5,011
2 E-470 Public Highway Authority Colorado Revenue PUT	2.800%	9/1/14	17,065	17,109
2 E-470 Public Highway Authority Colorado Revenue PUT	1.830%	9/1/17 (14)	7,000	7,043
Regional Transportation District of Colorado COP	5.000%	6/1/14	1,500	1,541
Regional Transportation District of Colorado COP	5.000%	6/1/15	2,330	2,492
Regional Transportation District of Colorado Sales Tax Revenue	5.000%	11/1/13	4,305	4,305
Regional Transportation District of Colorado Sales Tax Revenue	5.000%	11/1/14	5,250	5,504
1 University of Colorado Enterprise System Revenue TOB VRDO	0.350%	11/7/13 LOC	7,860	7,860
				292,101
Connecticut (2.3%)
Connecticut GO	0.480%	10/31/16	7,000	7,000
Connecticut GO	0.480%	10/31/16	12,740	12,740
Connecticut GO	0.480%	10/31/16	15,825	15,825
Connecticut GO	0.480%	10/31/16	13,310	13,310
Connecticut GO	5.000%	3/1/14 (Prere.)	3,000	3,049
2 Connecticut GO	0.380%	5/15/14	2,000	2,003
2 Connecticut GO	0.310%	9/15/14	4,375	4,375
Connecticut GO	5.000%	12/1/14 (14)	24,610	25,305
Connecticut GO	5.000%	1/1/15	3,400	3,588
2 Connecticut GO	0.480%	4/15/15	6,250	6,253
2 Connecticut GO	0.580%	5/15/15	36,400	36,544
Connecticut GO	4.000%	8/15/15	2,000	2,132
Connecticut GO	5.000%	12/1/15 (14)	36,250	37,294
2 Connecticut GO	0.610%	4/15/16	5,000	5,005
2 Connecticut GO	0.730%	5/15/16	21,700	21,820
2 Connecticut GO	0.730%	5/15/16	8,300	8,318

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Connecticut GO	0.510%	9/15/16	3,000	3,002
Connecticut GO	5.000%	12/1/16	5,000	5,667
2 Connecticut GO	0.760%	4/15/17	4,000	4,019
Connecticut GO	5.000%	7/15/17	5,000	5,758
2 Connecticut GO	0.600%	9/15/17	1,750	1,749
2 Connecticut GO	0.960%	4/15/18	2,250	2,272
2 Connecticut GO	0.850%	9/15/18	3,000	3,012
2 Connecticut GO PUT	0.730%	9/15/17	5,465	5,489
2 Connecticut GO PUT	1.430%	3/1/18	17,500	17,847
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/14	2,050	2,113
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	5.000%	2/12/15	20,810	22,071
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/15	1,000	1,093
				278,653
Delaware (0.1%)
University of Delaware Revenue PUT	0.700%	5/1/16	8,750	8,720

District of Columbia (0.5%)
1 District of Columbia GO TOB VRDO	0.160%	11/7/13 (4)	20,715	20,715
2 District of Columbia Income Tax Revenue	0.380%	12/1/13	15,000	15,001
2 District of Columbia Income Tax Revenue	0.430%	12/1/13	10,665	10,665
District of Columbia Revenue (Georgetown University)	5.000%	4/1/14	2,000	2,039
2 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.560%	6/1/15	7,390	7,415
2 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.660%	6/1/16	6,000	6,029
				61,864
Florida (6.2%)
Alachua County FL Health Facilities Authority Revenue (Shands HealthCare Project)	5.000%	12/1/13	4,200	4,214
Broward County FL Airport System Revenue	5.000%	10/1/17	1,050	1,209
Broward County FL Airport System Revenue	5.000%	10/1/18	700	818
Broward County FL School Board COP	4.000%	7/1/14	1,300	1,330
Broward County FL School Board COP	4.000%	7/1/15	1,000	1,052
Broward County FL School Board COP	5.000%	7/1/16	2,000	2,207
Broward County FL School Board COP	5.000%	7/1/17	5,000	5,644
Broward County FL School Board COP	5.000%	7/1/18	4,415	5,056
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.500%	6/1/14	20,000	20,605
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	30,000	32,050
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	15,000	16,025
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	16,545	18,226
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/18	36,700	41,849
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	6,700	7,656
Escambia County FL Health Facilities Authority Revenue (Ascension Health Credit Group)	5.250%	11/15/13	5,350	5,360
Escambia County FL Pollution Control Revenue (Gulf Power Co. Project) PUT	1.550%	6/15/16	3,000	3,045
Escambia County FL Solid Waste Disposal System Revenue (Gulf Power Co. Project) PUT	1.350%	6/2/15	4,250	4,294
Florida Board of Education Capital Outlay GO	5.000%	6/1/14	5,000	5,142
Florida Board of Education Lottery Revenue	5.000%	7/1/15	12,045	12,976
Florida Board of Education Lottery Revenue	5.000%	7/1/16	11,655	12,995
Florida Board of Education Lottery Revenue	5.000%	7/1/16	16,710	18,631
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/14	9,410	9,676
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/14	5,065	5,208
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/14	9,235	9,496
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/15	5,540	5,952
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/14	14,605	15,071
Florida Department of Transportation GO	5.000%	7/1/16	9,405	10,533
1 Florida Education System University System Improvement Revenue TOB VRDO	0.100%	11/7/13	8,190	8,190
Florida GO	4.000%	7/1/15	1,000	1,061
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/15	20,495	21,988
Florida Municipal Power Agency Revenue (Stanton II Project)	5.000%	10/1/16	1,350	1,509
Florida Municipal Power Agency Revenue (Stanton II Project)	4.000%	10/1/17	1,650	1,826
Gainesville FL Utility System Revenue VRDO	0.070%	11/1/13	5,500	5,500
1 Greater Orlando Aviation Authority Orlando Florida Airport Facilities Revenue TOB VRDO	0.090%	11/7/13	5,000	5,000
3 Halifax Hospital Medical Center Florida Hospital Revenue	5.250%	6/1/19	2,375	2,529
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/13	1,000	1,002
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/14	2,000	2,096
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.125%	11/15/16	1,975	2,209
1 Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.090%	11/7/13	15,730	15,730
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.500%	10/1/15 (4)	2,000	2,191

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	3.000%	10/1/14	700	717
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	4.000%	10/1/15	375	400
Hillsborough County FL School Board COP	5.000%	7/1/14	2,110	2,176
Hillsborough County FL School Board COP	5.000%	7/1/15	1,170	1,258
Jacksonville FL Capital Project Revenue VRDO	0.100%	11/7/13 LOC	29,700	29,700
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/14	4,000	4,174
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.100%	11/7/13	7,115	7,115
Jacksonville FL Electric Authority Water & Sewer Revenue	4.000%	10/1/17	1,500	1,673
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.090%	11/7/13	12,300	12,300
Jacksonville FL Electric Authority Water & Sewer Revenue VRDO	0.100%	11/7/13	2,600	2,600
Jacksonville FL Excise Taxes Revenue	5.000%	10/1/14	1,000	1,044
Kissimmee FL Utility Authority Electric System Revenue	4.000%	10/1/14	1,250	1,291
Kissimmee FL Utility Authority Electric System Revenue	5.250%	10/1/14 (4)	1,750	1,826
Kissimmee FL Utility Authority Electric System Revenue	4.000%	10/1/15	2,000	2,127
Lake County FL School Board COP	5.250%	6/1/14 (2)	2,945	3,030
2 Lakeland FL Energy System Revenue	0.830%	10/1/17	10,000	10,100
Lee County FL Non-Ad Valorem Revenue	3.000%	10/1/14	700	717
Lee County FL Non-Ad Valorem Revenue	4.000%	10/1/15	850	905
Lee County FL Non-Ad Valorem Revenue	4.000%	10/1/16	1,000	1,087
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/17	1,220	1,394
Lee County FL School Board COP	5.000%	8/1/17	4,000	4,558
Lee County FL School Board COP	5.000%	8/1/18	3,530	4,077
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	3.000%	11/15/14	600	612
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/17	1,965	2,118
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/18	1,125	1,210
1 Miami-Dade County FL Building Better Communities GO TOB VRDO	0.090%	11/7/13	9,995	9,995
1 Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami) TOB VRDO	0.180%	11/7/13	10,140	10,140
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/17	400	446
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	4.000%	8/1/18	505	547
Miami-Dade County FL Industrial Development Authority Solid Waste Disposal Revenue
(Waste Management Inc. of Florida Project) PUT	2.250%	11/3/14	6,250	6,284
Miami-Dade County FL School Board COP PUT	5.000%	5/1/14	8,500	8,693
1 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,625	16,625
1 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,540	16,540
1 Miami-Dade County FL School Board COP TOB PUT	0.680%	11/7/13 LOC	13,120	13,120
1 Miami-Dade County FL School Board COP TOB PUT	0.680%	12/19/13 LOC	27,245	27,245
1 Miami-Dade County FL School Board COP TOB VRDO	0.180%	11/7/13 (12)	26,000	26,000
1 Miami-Dade County FL Transit Sales Surtax Revenue TOB VRDO	0.100%	11/7/13 (4)	32,570	32,570
1 Miami-Dade County FL Transit Sales Surtax Revenue TOB VRDO	0.100%	11/7/13 (12)	7,450	7,450
1 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.130%	11/7/13 (4)	7,935	7,935
Okeechobee County FL Solid Waste Disposal Revenue
(Waste Management Inc./Okeechobee Landfill Project) PUT	2.250%	7/1/16	2,470	2,492
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/14	2,000	2,079
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project)	4.000%	1/1/14	500	503
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project)	4.000%	1/1/15	500	519
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project) VRDO	0.100%	11/7/13 LOC	26,100	26,100
Orange County FL School Board COP	5.000%	8/1/14	4,000	4,143
Orange County FL School Board COP	5.000%	8/1/15	2,700	2,909
Orange County FL Tourist Development Revenue	5.000%	10/1/14	8,710	9,070
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/14	4,000	4,176
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/14	3,075	3,210
Palm Beach County FL Health Facilities Authority Revenue
(Jupiter Medical Center Inc. Project)	4.000%	11/1/17	2,095	2,249
Palm Beach County FL School Board COP PUT	5.000%	8/1/16	8,000	8,885
1 Palm Beach County FL School Board COP TOB VRDO	0.130%	11/7/13	2,200	2,200
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/17	785	897
1 South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group) TOB VRDO	0.090%	11/7/13	7,500	7,500
1 South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group) TOB VRDO	0.130%	11/7/13	6,350	6,350
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program) VRDO	0.100%	11/7/13 LOC	2,700	2,700
Tallahassee FL Energy System Revenue	5.250%	10/1/15 (4)	5,240	5,703
1 Tallahassee FL Energy System Revenue TOB VRDO	0.120%	11/7/13	11,250	11,250
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/16	5,500	6,200
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	3.000%	9/1/15	850	885
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	3.000%	9/1/16	1,000	1,055
Tampa FL Hospital Revenue	3.000%	7/1/14	600	610
Tampa FL Hospital Revenue	4.000%	7/1/15	400	420

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tampa FL Hospital Revenue	5.000%	7/1/16	700	769
Tampa FL Hospital Revenue	4.000%	7/1/17	1,525	1,650
				743,474
Georgia (2.2%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/15	2,440	2,574
Atlanta GA Airport Revenue	4.000%	1/1/15	500	521
Atlanta GA Airport Revenue	5.000%	1/1/16	1,000	1,094
Atlanta GA Airport Revenue	5.000%	1/1/16	6,500	7,113
Atlanta GA Airport Revenue	5.000%	1/1/18	500	577
1 Atlanta GA Airport Revenue TOB VRDO	0.280%	11/7/13 (4)	10,000	10,000
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/13	3,500	3,500
2 Atlanta GA Water & Wastewater Revenue PUT	1.613%	11/1/18	56,750	56,519
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) PUT	2.375%	8/10/17	8,000	8,068
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.200%	4/1/14	4,500	4,508
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.200%	4/1/14	6,500	6,512
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.400%	4/1/15	5,500	5,539
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.250%	5/1/15	8,500	8,500
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.550%	6/21/16	10,000	10,022
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	10,000	10,043
Carroll County GA School District GO	4.000%	4/1/15	3,000	3,155
Cobb County GA Kennestone Hospital Authority Revenue	3.000%	4/1/14	800	809
Cobb County GA Kennestone Hospital Authority Revenue	3.000%	4/1/15	350	362
Cobb County GA Kennestone Hospital Authority Revenue	4.000%	4/1/16	1,050	1,132
Dalton GA Development Authority Revenue (Hamilton Health Care System)	4.000%	8/15/15	750	797
Dalton GA Development Authority Revenue (Hamilton Health Care System)	4.000%	8/15/16	1,370	1,491
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/17	1,500	1,715
DeKalb County GA Water & Sewer Revenue	4.000%	10/1/15	1,000	1,067
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/17	1,000	1,151
Floyd County GA Development Authority Revenue
(Georgia Power Co. Plant Hammond Project) PUT	0.850%	11/19/15	5,000	5,003
Georgia GO	5.000%	9/1/14	4,000	4,161
Georgia GO	4.750%	11/1/15	8,035	8,745
Georgia GO	5.000%	7/1/16	1,195	1,287
Georgia Municipal Electric Power Authority Revenue	4.000%	1/1/14	1,200	1,208
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/15	1,500	1,581
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/16	1,250	1,366
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/17	1,825	2,057
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	1,825	2,103
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	1,400	1,612
Georgia Road & Tollway Authority Revenue	5.000%	3/1/16	5,000	5,535
Henry County GA School District GO	3.000%	12/1/13	1,500	1,504
Henry County GA School District GO	4.000%	12/1/14	2,500	2,603
Henry County GA School District GO	4.000%	12/1/15	4,000	4,300
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/14	2,860	2,900
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/15	14,550	15,230
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/15	6,715	7,077
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/16	5,085	5,528
Monroe County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Scherer Project) VRDO	0.090%	11/7/13 LOC	15,830	15,830
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	3.000%	11/1/13	10,440	10,440
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/16	1,325	1,490
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/17	1,700	1,961
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/14	1,145	1,154
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/15	2,000	2,107
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/16	3,000	3,280
Private Colleges & University Authority of Georgia Revenue (Emory University) VRDO	0.060%	11/7/13	9,000	9,000
				265,831
Hawaii (0.6%)
Hawaii GO	3.000%	12/1/13	6,000	6,014
Hawaii GO	5.000%	12/1/13	10,000	10,041
Hawaii GO	5.000%	6/1/14 (ETM)	1,045	1,074
Hawaii GO	5.000%	6/1/14	1,730	1,779
Hawaii GO	5.000%	2/1/15	3,600	3,814
Hawaii GO	5.000%	2/1/16	4,000	4,411

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hawaii GO	5.000%	7/1/16 (2)	23,095	24,914
Hawaii Housing Finance & Development Corp. Multifamily Housing Revenue
(Halekauwila Place)	0.700%	12/1/15	6,000	6,004
Honolulu HI City & County GO	5.000%	7/1/15 (14)	4,000	4,315
1 Honolulu HI City & County GO TOB VRDO	0.100%	11/7/13	15,415	15,415
				77,781
Idaho (0.3%)
Idaho Building Authority Revenue (Prison Facilities Project) VRDO	0.080%	11/7/13	1,900	1,900
Idaho Housing & Finance Association Unemployment Compensation Revenue	5.000%	8/15/14	5,000	5,188
Idaho Housing & Finance Association Unemployment Compensation Revenue	5.000%	8/15/15	31,375	33,930
				41,018
Illinois (5.0%)
Chicago IL Board of Education GO	5.000%	12/1/15	2,000	2,138
Chicago IL Board of Education GO	5.000%	12/1/16	2,855	3,120
Chicago IL Board of Education GO	5.000%	12/1/17 (4)	3,000	3,326
2 Chicago IL Board of Education GO PUT	0.705%	6/2/16	27,500	26,651
1 Chicago IL Board of Education GO TOB PUT	0.810%	11/21/13 LOC	76,500	76,500
1 Chicago IL Board of Education GO TOB VRDO	0.530%	11/7/13 (4)	6,520	6,520
Chicago IL GO	5.000%	1/1/15 (4)	2,715	2,834
Chicago IL GO	6.250%	1/1/15 (2)	2,500	2,643
1 Chicago IL GO TOB VRDO	0.160%	11/7/13	14,255	14,255
1 Chicago IL GO TOB VRDO	0.530%	11/7/13	15,180	15,180
Chicago IL Midway Airport Revenue PUT	5.000%	1/1/15	10,925	11,469
Chicago IL O’Hare International Airport Revenue	4.000%	1/1/15	1,000	1,042
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/16	3,000	3,278
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/17 (14)	4,540	5,117
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.200%	11/7/13 (4)	4,995	4,995
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.230%	11/7/13 (4)	21,645	21,645
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.230%	11/7/13 (12)	27,185	27,185
Chicago IL Water Revenue	5.000%	11/1/18	675	764
1 Chicago IL Water Revenue TOB VRDO	0.280%	11/7/13	7,745	7,745
1 Chicago IL Water Revenue TOB VRDO	0.280%	11/7/13	7,495	7,495
Illinois Educational Facilities Authority Revenue (Field Museum of Natural History) VRDO	0.100%	11/7/13 LOC	8,100	8,100
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	3.375%	2/3/14	6,080	6,129
3 Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	1.875%	2/12/15	3,925	3,994
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.625%	8/1/15	2,675	2,757
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	5/1/19	5,000	5,677
1 Illinois Finance Authority Revenue (Advocate Health Care) TOB VRDO	0.090%	11/7/13	9,000	9,000
Illinois Finance Authority Revenue (Art Institute of Chicago)	4.000%	3/1/14	1,000	1,012
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/15	900	954
Illinois Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	5/1/15	7,050	7,502
Illinois Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	5/1/17	4,500	5,034
Illinois Finance Authority Revenue (Carle Foundation)	5.000%	8/15/16	2,220	2,439
1 Illinois Finance Authority Revenue (Carle Foundation) TOB VRDO	0.200%	11/7/13 (12)	12,680	12,680
Illinois Finance Authority Revenue (DePaul University)	5.250%	10/1/14 (Prere.)	2,000	2,091
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/15	1,000	1,075
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/16	1,150	1,277
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/17	2,000	2,274
Illinois Finance Authority Revenue (Little Co. of Mary Hospital & Health Care Centers) VRDO	0.080%	11/7/13 LOC	3,830	3,830
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) VRDO	0.100%	11/7/13	9,435	9,435
Illinois Finance Authority Revenue (Provena Health)	5.000%	5/1/14	1,305	1,328
Illinois Finance Authority Revenue (Provena Health)	5.250%	5/1/15	2,555	2,689
Illinois Finance Authority Revenue (Trinity Health Corp.)	3.000%	12/1/16	1,865	1,975
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/15	1,500	1,616
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/15	500	543
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/16	690	775
1 Illinois Finance Authority Revenue (University of Chicago) TOB VRDO	0.090%	11/7/13	2,960	2,960
Illinois GO	5.000%	1/1/16	25,945	27,948
Illinois GO	5.000%	8/1/18	22,160	24,784
Illinois GO	5.000%	7/1/19	4,725	5,262
Illinois GO	5.000%	8/1/19	15,000	16,711
Illinois Health Facilities Authority Revenue (Advocate Health Care Network) PUT	4.375%	7/1/14	3,710	3,812
Illinois Regional Transportation Authority Revenue PUT	0.600%	9/1/14	27,200	27,200
Illinois Sales Tax Revenue	5.500%	6/15/15 (3)	1,500	1,622
Illinois Sales Tax Revenue	5.000%	6/15/16	10,000	11,097
Illinois Toll Highway Authority Revenue	5.000%	12/1/17	6,500	7,461
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.090%	11/7/13	14,305	14,305
1 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.090%	11/7/13	15,995	15,995
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/13	6,000	6,035
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/14	12,000	12,354
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	12/15/14	1,500	1,562

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/14	7,250	7,633
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/15	7,265	7,805
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	12/15/15	2,750	2,954
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/15	3,000	3,286
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/17	10,000	11,234
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/17	7,500	8,429
1 Lake, Cook, Kane, & McHenry Counties IL Community Unified School District GO TOB VRDO	0.090%	11/7/13	10,355	10,355
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/14	19,380	19,860
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/15	7,000	7,448
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	2,500	2,803
				599,003
Indiana (1.4%)
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/14	1,415	1,480
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/17	520	583
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	3.000%	3/1/14	2,250	2,270
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	4.000%	3/1/15	1,500	1,571
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/16	4,560	5,017
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/17	4,350	4,908
Indiana Finance Authority Hospital Revenue (Parkview Health System)	4.000%	5/1/17	500	545
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	4.000%	3/1/15	250	259
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/16	500	540
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/17	1,000	1,099
Indiana Finance Authority Water Utility Revenue (Citizens Energy Project)	3.000%	10/1/14	5,000	5,120
1 Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.090%	11/1/13	2,200	2,200
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.500%	8/1/14	18,995	19,179
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.700%	9/1/14	10,000	10,121
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	6/1/15	15,305	16,314
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.500%	6/1/16	4,840	4,890
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16	2,700	2,995
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	10,000	10,047
Indiana Municipal Power Agency Revenue	5.000%	1/1/16	800	876
Indiana Municipal Power Agency Revenue	5.000%	1/1/17	1,250	1,414
1 Indianapolis IN Local Public Improvement Bond Bank Revenue (Waterworks Project) TOB VRDO	0.280%	11/7/13	17,060	17,060
Purdue University Indiana University Student Fee Revenue	4.000%	7/1/14	2,085	2,138
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/14	3,130	3,193
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/15	3,190	3,292
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/15	3,255	3,398
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/16	3,320	3,501
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/16	3,385	3,603
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project) PUT	2.800%	6/2/14	38,090	38,596
				166,209
Iowa (0.0%)
Iowa Board of Regents Hospital Revenue (University of Iowa Hospitals & Clinics)	4.000%	9/1/18	3,525	3,920
Iowa Higher Education Loan Authority Revenue Private College Facility (Grinnell College Project)	5.000%	12/1/15	1,400	1,534
				5,454
Kansas (0.3%)
2 Kansas Department of Transportation Highway Revenue	0.330%	9/1/14	10,590	10,608
Kansas Department of Transportation Highway Revenue VRDO	0.090%	11/7/13	7,500	7,500
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	4.000%	11/15/13	1,000	1,001
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	4.500%	11/15/14	2,500	2,605
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.000%	1/1/14	5,150	5,187
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	4.000%	11/15/13 (ETM)	225	225
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/13 (ETM)	2,000	2,004
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	4.000%	11/15/14 (ETM)	200	208
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/14 (ETM)	2,000	2,099
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/14 (ETM)	2,060	2,162
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	4.500%	11/15/15 (ETM)	355	385
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/16 (ETM)	750	851
				34,835
Kentucky (0.2%)
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/17	1,500	1,727
Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	5.000%	11/11/14	1,000	1,045

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kentucky Property & Building Commission Revenue	5.000%	10/1/14	1,000	1,044
	Kentucky Property & Building Commission Revenue	5.000%	8/1/15	3,675	3,969
	Kentucky Property & Building Commission Revenue	5.000%	11/1/15	4,000	4,362
	Kentucky Property & Building Commission Revenue	5.000%	8/1/16 (4)	5,000	5,376
	Kentucky Property & Building Commission Revenue	5.000%	10/1/16 (2)	3,950	4,434
	Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/17	2,500	2,882
	Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/18	1,750	2,029
	Russell KY Revenue (Bon Secours Health System)	4.000%	11/1/15	300	316
	Warren County KY Hospital Revenue
	(Bowling Green-Warren County Community Hospital Corp. Project)	4.000%	4/1/15	1,000	1,045
	Warren County KY Hospital Revenue
	(Bowling Green-Warren County Community Hospital Corp. Project)	4.000%	4/1/16	1,000	1,072
					29,301
Louisiana (0.8%)
2	Louisiana Gasoline & Fuel Tax Revenue PUT	0.595%	5/1/17	44,500	44,241
1	Louisiana Gasoline & Fuel Tax Revenue TOB VRDO	0.080%	11/7/13	10,790	10,790
	Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	3/1/14	2,900	2,945
	Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/14	1,350	1,382
	Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/15	1,500	1,599
	Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.100%	10/1/14	3,500	3,543
	Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.125%	10/1/15	5,000	5,098
	Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.200%	10/1/17	4,125	4,129
1	Louisiana Public Facilities Authority Hospital Revenue
	(Franciscan Missionaries of Our Lady Health System Project) TOB VRDO	0.200%	11/7/13 (4)	3,330	3,330
	Louisiana Public Facilities Authority Revenue (CHRISTUS Health)	5.000%	7/1/14 (4)	9,785	10,060
	Louisiana Public Facilities Authority Revenue (Entergy Gulf States Project)	2.875%	11/1/15	2,250	2,310
	Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/18	9,000	10,077
	Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/19	2,500	2,816
					102,320
Maine (0.0%)
	Maine Health & Higher Educational Facilities Authority Revenue VRDO	0.090%	11/7/13 LOC	5,175	5,175

Maryland (1.3%)
	Anne Arundel County MD GO	5.000%	4/1/17	6,960	7,978
	Anne Arundel County MD GO	5.000%	4/1/18	6,960	8,175
	Baltimore County MD GO	4.000%	2/1/15	2,900	3,037
	Maryland GO	5.000%	7/15/14	1,000	1,034
	Maryland GO	5.000%	3/15/15	1,430	1,523
	Maryland GO	5.000%	8/1/15	1,455	1,575
	Maryland GO	5.250%	8/15/15	4,250	4,626
	Maryland GO	5.000%	8/1/16	27,680	31,106
	Maryland GO	5.000%	11/1/18	10,400	12,386
	Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	3.000%	7/1/14	400	407
	Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	3.000%	7/1/15	1,045	1,090
	Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	3.000%	7/1/16	425	451
	Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/17	500	553
	Maryland Health & Higher Educational Facilities Authority Revenue
	(Johns Hopkins Health System Obligated Group)	5.000%	7/1/18	1,000	1,173
[2,3]	Maryland Health & Higher Educational Facilities Authority Revenue
	(Johns Hopkins Health System Obligated Group) PUT	1.270%	11/15/16	2,000	2,026
2	Maryland Health & Higher Educational Facilities Authority Revenue
	(Johns Hopkins Health System Obligated Group) PUT	0.949%	11/15/17	12,070	12,107
2	Maryland Health & Higher Educational Facilities Authority Revenue
	(Johns Hopkins Health System Obligated Group) PUT	0.700%	5/15/18	5,500	5,421
2	Maryland Health & Higher Educational Facilities Authority Revenue
	(Johns Hopkins Health System Obligated Group) PUT	0.720%	5/15/18	8,625	8,508
	Maryland Health & Higher Educational Facilities Authority Revenue (Medstar Health)	5.000%	8/15/14	2,000	2,071
	Maryland Health & Higher Educational Facilities Authority Revenue
	(University of Maryland Medical System) VRDO	0.100%	11/7/13 LOC	29,555	29,555
	Maryland Transportation Authority GAN	5.000%	3/1/14	7,480	7,600
	Montgomery County MD GO	5.000%	11/1/15	2,725	2,979
	Prince Georges County MD GO	5.000%	9/15/15	1,100	1,196
	Prince Georges County MD GO	5.000%	3/1/18	5,280	6,200
					152,777
Massachusetts (3.9%)
	Boston MA GO	5.000%	2/1/18	7,965	9,334
	Boston MA GO	5.000%	8/1/18	4,045	4,793
1	Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.200%	11/1/13	25,525	25,525
1	Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.300%	11/7/13	30,083	30,083
	Massachusetts Bay Transportation Authority Sales Tax Revenue VRDO	0.100%	11/7/13	6,900	6,900

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/15	7,500	7,913
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	4.000%	10/1/15	500	529
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/16	1,205	1,333
Massachusetts Development Finance Agency Revenue (Boston University)	2.875%	10/1/14	7,000	7,174
Massachusetts Development Finance Agency Revenue (Boston University)	2.875%	10/1/14	2,500	2,562
2 Massachusetts Development Finance Agency Revenue (Boston University) PUT	0.630%	9/30/16	7,500	7,488
Massachusetts Development Finance Agency Revenue (Dominion Energy Brayton Project) PUT	2.250%	9/1/16 (Prere.)	21,750	22,770
Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	5.000%	1/14/16	9,925	10,834
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	5.000%	1/1/15	1,245	1,294
Massachusetts Development Finance Agency Revenue
(Wentworth Institute of Technology) VRDO	0.090%	11/7/13 LOC	4,615	4,615
2 Massachusetts Development Finance Agency Revenue (Williams College) PUT	0.580%	7/1/14	14,350	14,364
2 Massachusetts GO	0.560%	2/1/14	15,000	15,000
2 Massachusetts GO	0.610%	2/1/14	15,250	15,250
2 Massachusetts GO	0.460%	9/1/14	19,550	19,575
Massachusetts GO	5.000%	1/1/15	4,000	4,221
2 Massachusetts GO	0.480%	2/1/15	7,500	7,492
2 Massachusetts GO	0.740%	2/1/15	8,300	8,300
2 Massachusetts GO	0.530%	9/1/15	31,500	31,642
Massachusetts GO	5.000%	10/1/15	2,980	3,248
2 Massachusetts GO	0.420%	1/1/17	10,350	10,332
2 Massachusetts GO	0.440%	2/1/17	10,285	10,292
2 Massachusetts GO	0.510%	1/1/18	5,000	5,006
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	1.000%	11/1/14	9,326	9,397
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	1.700%	11/1/16	9,370	9,545
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University) PUT	2.700%	2/20/14	4,975	5,009
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	0.150%	11/6/13 (4)	19,200	19,200
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	0.200%	11/1/13 (4)	14,775	14,775
1 Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) TOB VRDO	0.090%	11/7/13	13,100	13,100
Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) VRDO	0.080%	11/7/13	30,600	30,600
Massachusetts Health & Educational Facilities Authority Revenue (Tufts University) VRDO	0.070%	11/1/13	4,200	4,200
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (4)	1,000	1,083
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	3,665	3,972
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	2,000	2,168
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)(4)	7,370	7,987
Massachusetts Water Resources Authority Revenue	5.250%	8/1/15 (14)	6,000	6,515
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.090%	11/7/13	3,920	3,920
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.390%	11/7/13 (4)LOC	19,630	19,630
Massachusetts Water Resources Authority Revenue VRDO	0.090%	11/7/13	36,820	36,820
				475,790
Michigan (3.5%)
1 Detroit City School District GO TOB VRDO	0.920%	11/7/13 (4)	17,845	17,845
1 Detroit City School District GO TOB VRDO	0.920%	11/7/13 (4)	14,115	14,115
1 Detroit City School District GO TOB VRDO	1.030%	11/7/13 (4)	10,240	10,240
1 Detroit City School District GO TOB VRDO	1.030%	11/7/13 (4)	8,000	8,000
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/14	500	516
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/15	1,255	1,325
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/16	1,285	1,382
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/17	620	671
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	11/15/13	1,000	1,002
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	11/15/14	1,000	1,044
Kent Hospital MI Finance Authority Revenue (Spectrum Health) PUT	5.500%	1/15/15	5,325	5,629
Macomb County MI Revenue	5.875%	11/15/13 (Prere.)	9,590	9,611
Michigan Building Authority Revenue	3.000%	10/15/14	12,405	12,727
Michigan Building Authority Revenue	5.000%	10/15/15	10,000	10,852
Michigan Building Authority Revenue	5.000%	10/15/16	12,250	13,728
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/18	500	590
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/18	17,015	20,070
Michigan Finance Authority Revenue (State Drinking Water Revolving Fund)	5.000%	10/1/18	3,640	4,294
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/14	34,710	35,817
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/15	13,000	14,004
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/18	6,425	7,463
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	10,275	12,062
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/19	22,000	25,802
Michigan Higher Education Facilities Authority Revenue (Albion College Project) VRDO	0.090%	11/7/13 LOC	5,370	5,370
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/15	3,000	3,257
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	2.000%	8/1/14	2,980	3,021
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	0.900%	3/16/15	16,000	16,075
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/15/17	7,875	7,897

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	2.000%	5/30/18	14,000	14,137
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	4.000%	11/15/13	1,000	1,001
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	4.000%	11/15/14	1,500	1,542
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	4.000%	6/1/14	1,100	1,123
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/15	1,395	1,490
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/16	1,500	1,657
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/17	2,100	2,381
Michigan Hospital Finance Authority Revenue (McLaren Health Care) VRDO	0.080%	11/7/13 LOC	6,930	6,930
Michigan Hospital Finance Authority Revenue (Trinity Health)	4.000%	12/1/13	2,000	2,006
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/15	1,835	1,995
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/15	3,185	3,462
Michigan State University Board of Trustees General Revenue VRDO	0.090%	11/7/13	43,725	43,725
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	10,000	10,219
Oakland County MI Economic Development Corp. Revenue
(Cranbrook Educational Community Project) VRDO	0.080%	11/7/13 LOC	18,040	18,040
Oakland University of Michigan Revenue VRDO	0.100%	11/7/13 LOC	19,830	19,830
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	5.000%	8/1/15	2,500	2,659
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/14	2,310	2,369
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/15	2,215	2,345
1 Saginaw Valley State University Michigan Revenue TOB VRDO	0.230%	11/7/13 (4)	5,000	5,000
2 Saline MI Area Schools GO PUT	0.630%	11/2/15	9,765	9,751
University of Michigan Revenue	4.000%	4/1/15	9,600	10,100
Wayne State University Michigan Revenue	5.000%	11/15/13	1,540	1,543
				427,714
Minnesota (0.6%)
Maple Grove MN Health Care Facilities Revenue (Maple Grove Hospital Corp.)	5.000%	5/1/16	1,500	1,618
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Children’s Hospital Clinics) VRDO	0.170%	11/1/13 (4)	24,800	24,800
Minnesota GO	5.000%	10/1/15	8,250	8,990
Minnesota GO	5.000%	11/1/15	2,050	2,241
Minnesota GO	5.000%	8/1/16	4,550	5,110
Minnesota Higher Education Facilities Authority Revenue (Carleton College) VRDO	0.090%	11/7/13	8,525	8,525
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/15	11,180	11,886
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/16	11,535	12,758
St. Cloud MN Health Care Revenue (Centracare Health System)	5.000%	5/1/14	1,000	1,024
				76,952
Mississippi (0.2%)
Medical Center Educational Building Corp. Revenue (University of Mississippi Medical Center)	4.000%	6/1/14	1,000	1,021
Mississippi Business Finance Corp. Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	2.000%	9/2/14	4,900	4,912
Mississippi Business Finance Corp. Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	2.250%	11/3/14	5,750	5,781
2 Mississippi GO	0.610%	9/1/17	5,680	5,714
1 Mississippi GO TOB VRDO	0.080%	11/7/13	3,680	3,680
Missouri Development Bank Special Obligation Revenue
(Marshall County Industrial Development Authority)	4.000%	1/1/14	1,500	1,509
Missouri Development Bank Special Obligation Revenue
(Marshall County Industrial Development Authority)	4.000%	1/1/15	1,250	1,303
				23,920
Missouri (0.3%)
Kansas City MO Airport Revenue	4.000%	9/1/15	1,500	1,594
Kansas City MO Airport Revenue	5.000%	9/1/16	900	1,004
Kansas City MO Airport Revenue	5.000%	9/1/17	1,250	1,426
Missouri Development Finance Board Cultural Facilities Revenue
(Nelson Gallery Foundation) VRDO	0.080%	11/1/13	3,500	3,500
Missouri Environmental Improvement & Energy Resources Authority Revenue
(Kansas City Power & Light)	1.250%	7/1/17	4,000	4,008
Missouri GO	5.000%	10/1/15	2,500	2,724
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Episcopal - Presbyterian Hospital)	5.000%	12/1/13	1,000	1,004
1 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.090%	11/7/13	11,300	11,300
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	4.000%	7/1/15	900	948
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	5.000%	7/1/16	1,000	1,107
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	4.000%	2/15/14	2,000	2,021
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/15	1,870	1,967
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/16	2,250	2,444
				35,047

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Montana (0.1%)
	Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/14	6,135	6,183

Nebraska (0.1%)
1	Douglas County NE Hospital Authority No. 3 Health Facilities Revenue
	(Nebraska Methodist Health System) TOB VRDO	0.180%	11/7/13 (13)	10,060	10,060
	Lincoln County NE Hospital Authority No. 1 Hospital Revenue
	(Great Plains Regional Medical Center Project)	4.000%	11/1/16	500	541
	Lincoln County NE Hospital Authority No. 1 Hospital Revenue
	(Great Plains Regional Medical Center Project)	4.000%	11/1/17	500	546
	Municipal Energy Agency of Nebraska Power Supply System Revenue	3.000%	4/1/14	600	607
	Municipal Energy Agency of Nebraska Power Supply System Revenue	3.000%	4/1/15	550	571
	Municipal Energy Agency of Nebraska Power Supply System Revenue	4.000%	4/1/16	1,000	1,080
	University of Nebraska Student Fee Revenue	5.000%	7/1/14	1,100	1,135
	University of Nebraska Student Fee Revenue	5.000%	7/1/16	1,380	1,543
	University of Nebraska Student Fee Revenue	5.000%	7/1/17	1,105	1,273
					17,356
Nevada (0.8%)
1	Clark County NV GO TOB VRDO	0.090%	11/7/13	14,595	14,595
1	Clark County NV Water Reclamation District GO TOB VRDO	0.090%	11/7/13	6,000	6,000
1	Clark County NV Water Reclamation District GO TOB VRDO	0.090%	11/7/13	14,800	14,800
	Las Vegas Valley Water District Nevada GO	5.000%	6/1/14	250	257
	Las Vegas Valley Water District Nevada GO	5.000%	6/1/15	500	536
1	Las Vegas Valley Water District Nevada GO TOB VRDO	0.110%	11/7/13	4,690	4,690
1	Nevada System of Higher Education University Revenue TOB VRDO	0.100%	11/7/13	7,465	7,465
3	Nevada Unemployment Compensation Revenue	2.000%	12/1/14	27,310	27,832
3	Nevada Unemployment Compensation Revenue	4.000%	6/1/15	5,500	5,818
3	Nevada Unemployment Compensation Revenue	4.000%	12/1/15	6,250	6,715
3	Nevada Unemployment Compensation Revenue	5.000%	6/1/17	10,000	11,485
					100,193
New Hampshire (0.2%)
	New Hampshire GO	5.000%	8/15/14	2,500	2,594
	New Hampshire GO	5.000%	2/15/15	1,285	1,363
	New Hampshire GO	5.000%	8/15/15	5,000	5,412
1	New Hampshire Health & Education Facilities Authority Revenue (LRGHealthcare) TOB VRDO	0.140%	11/7/13	15,645	15,645
					25,014
New Jersey (4.5%)
	Bergen County NJ GO	3.000%	9/1/15	2,165	2,270
	Bergen County NJ GO	4.000%	9/1/16	1,875	2,055
	Garden State Preservation Trust New Jersey Revenue (Open Space & Farmland Preservation)	5.500%	11/1/14 (4)	6,725	7,080
	Middlesex County NJ COP	5.500%	10/15/14	1,235	1,294
	Middlesex County NJ COP	5.500%	10/15/15	1,305	1,425
	Monroe Township NJ Board of Education GO	4.000%	8/1/17	1,085	1,198
	Monroe Township NJ Board of Education GO	4.000%	8/1/18	2,070	2,311
	New Jersey Building Authority Revenue	5.000%	12/15/13	11,710	11,780
	New Jersey COP	5.000%	6/15/14	5,120	5,268
	New Jersey Economic Development Authority Revenue	5.000%	3/1/18	14,425	16,665
	New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/14	4,500	4,617
	New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/16	14,500	15,817
	New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/17	5,000	5,551
	New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/18	3,235	3,626
2	New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.660%	2/1/15	9,000	9,006
	New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	3/1/15 (Prere.)	8,820	9,404
	New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/15	5,000	5,419
	New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/15	12,000	13,006
2	New Jersey Economic Development Authority Revenue (School Facilities Construction)	1.780%	2/1/16	11,880	12,072
	New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/16	5,000	5,601
	New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16	5,415	6,122
2	New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.980%	2/1/17	14,000	14,065
	New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/18	2,500	2,691
	New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	5.500%	12/1/13 (ETM)	8,200	8,236
[1,2]	New Jersey GO	0.368%	11/1/13	100,000	100,001
1	New Jersey GO	0.368%	6/26/14	50,000	50,000
	New Jersey Health Care Facilities Financing Authority Department of Human Services
	Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/15	7,880	8,492
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/14	2,000	2,059
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/15	2,000	2,134

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/16	2,000	2,198
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/17	2,000	2,243
	New Jersey Health Care Facilities Financing Authority Revenue
	(Palisades Medical Center Obligated Group)	5.000%	7/1/17	1,305	1,407
	New Jersey Higher Education Assistance Authority Student Loan Revenue	4.000%	12/1/13	8,470	8,495
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/13	2,500	2,510
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/15	2,500	2,713
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/13 (4)	5,705	5,743
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/16	2,000	2,224
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/17	3,000	3,423
1	New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.140%	11/7/13 LOC	6,390	6,390
1	New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.330%	11/7/13	10,700	10,700
	New Jersey Turnpike Authority Revenue	5.000%	1/1/15 (Prere.)	13,500	14,250
2	New Jersey Turnpike Authority Revenue	0.560%	1/1/17	30,000	29,928
[1,2]	New Jersey Turnpike Authority Revenue PUT	0.830%	12/22/14	2,500	2,504
[1,2]	New Jersey Turnpike Authority Revenue PUT	0.830%	12/22/14	20,000	20,031
2	New Jersey Turnpike Authority Revenue PUT	0.610%	1/1/16	20,000	19,983
2	New Jersey Turnpike Authority Revenue PUT	0.700%	1/1/17	20,000	20,039
1	New Jersey Turnpike Authority Revenue TOB PUT	0.280%	11/28/13	16,490	16,490
[1,2]	New Jersey Turnpike Authority Revenue TOB PUT	0.280%	1/16/14	19,985	19,985
1	New Jersey Turnpike Authority Revenue TOB VRDO	0.280%	11/7/13 (4)	6,500	6,500
1	Rutgers State University New Jersey Revenue TOB VRDO	0.090%	11/7/13	14,800	14,800
	Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/14	2,500	2,547
					544,368
New Mexico (0.9%)
	Farmington NM Pollution Control Revenue (El Paso Electric Co. Four Corners Project) PUT	1.875%	9/1/17	4,500	4,454
	New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/15	4,400	4,689
	New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/15	3,800	4,080
	New Mexico GO	5.000%	3/1/14	9,405	9,558
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services) VRDO	0.070%	11/7/13	12,585	12,585
	New Mexico Hospital Equipment Loan Council Hospital System Revenue
	(Presbyterian Healthcare Services) VRDO	0.100%	11/7/13	26,150	26,150
	New Mexico Severance Tax Revenue	5.000%	7/1/15	9,150	9,858
	New Mexico Severance Tax Revenue	5.000%	7/1/15	5,915	6,372
	New Mexico Severance Tax Revenue	5.000%	7/1/16	7,545	8,437
	New Mexico Severance Tax Revenue	4.000%	7/1/19	16,245	18,102
					104,285
New York (15.7%)
	City of New York NY	5.250%	8/1/14 (Prere.)	5	5
	City of New York NY	5.250%	8/1/15	10,800	11,184
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/14	1,000	1,024
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/15	1,000	1,069
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/16	1,000	1,107
	Erie County NY Industrial Development Agency School Facility Revenue
	(Buffalo City School District Project)	5.000%	5/1/17	3,435	3,913
	Geneva NY Industrial Development Agency Civic Facility Revenue
	(Colleges of the Seneca Project) VRDO	0.090%	11/7/13 LOC	7,590	7,590
	Long Beach City School District NY RAN	2.000%	8/15/14	25,000	25,244
	Long Beach New York Revenue Anticipation Notes	2.000%	9/19/14 (12)	12,000	12,097
	Long Beach New York Revenue Anticipation Notes	2.250%	9/19/14 (12)	15,000	15,212
	Long Island NY Power Authority Electric System Revenue	5.000%	5/1/14	8,000	8,178
	Long Island NY Power Authority Electric System Revenue	5.000%	5/1/15	8,320	8,815
	Long Island NY Power Authority Electric System Revenue	5.000%	5/1/15 (14)	1,000	1,060
	Long Island NY Power Authority Electric System Revenue	5.000%	5/1/16	4,315	4,722
	Monroe County NY Industrial Development Agency Civic Facility Revenue
	(Monroe Community College) VRDO	0.090%	11/7/13 LOC	3,410	3,410
	Monroe County NY Industrial Development Agency School Facility Revenue
	(Rochester Schools Modernization Project)	5.000%	5/1/14	1,795	1,838
	Monroe County NY Industrial Development Agency School Facility Revenue
	(Rochester Schools Modernization Project)	3.000%	5/1/15	1,180	1,226
	Monroe County NY Industrial Development Agency School Facility Revenue
	(Rochester Schools Modernization Project)	5.000%	5/1/17	1,450	1,650
	Monroe County NY Industrial Development Agency School Facility Revenue
	(Rochester Schools Modernization Project)	5.000%	5/1/17	3,730	4,245

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	2,000	2,321
Monroe County NY Industrial Development Corp. Revenue (Rochester General Hospital)	3.000%	12/1/14	600	616
Monroe County NY Industrial Development Corp. Revenue (Rochester General Hospital)	3.000%	12/1/15	875	913
Nassau County NY Interim Finance Authority Sales Tax Revenue VRDO	0.070%	11/7/13	10,000	10,000
Nassau County NY Interim Finance Authority Sales Tax Revenue VRDO	0.070%	11/7/13	17,540	17,540
Nassau County NY Interim Finance Authority Sales Tax Revenue VRDO	0.080%	11/7/13	27,700	27,700
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Catholic Health Services)	5.000%	7/1/15	750	802
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	4.000%	7/1/15	960	1,004
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/17	1,320	1,463
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	4.000%	7/1/17	1,500	1,608
Nassau NY Health Care Corp. RAN	2.250%	12/15/13 (4)	7,500	7,518
New York City NY GO	0.180%	11/5/13 (4)	1,350	1,350
New York City NY GO	0.100%	11/6/13 (4)	31,700	31,700
New York City NY GO	0.100%	11/1/13 (4)	18,450	18,450
New York City NY GO	0.190%	11/4/13 (12)	18,600	18,600
New York City NY GO	0.200%	11/4/13 (4)	28,575	28,575
New York City NY GO	5.000%	2/1/14 (ETM)	2,195	2,222
New York City NY GO	5.000%	2/1/14	1,305	1,321
New York City NY GO	5.000%	8/1/14	11,525	11,940
New York City NY GO	5.000%	8/1/14	10,000	10,361
New York City NY GO	3.000%	3/1/15	5,135	5,323
New York City NY GO	2.000%	8/1/15	8,285	8,530
New York City NY GO	4.000%	8/1/15	5,985	6,371
New York City NY GO	5.000%	8/1/15	1,500	1,623
New York City NY GO	5.000%	8/1/15	8,000	8,655
New York City NY GO	5.000%	8/1/15	5,200	5,626
New York City NY GO	5.000%	8/1/15	7,075	7,654
New York City NY GO	5.000%	8/1/15	17,000	18,392
New York City NY GO	5.250%	8/1/15	1,495	1,513
New York City NY GO	5.500%	8/1/15	425	426
New York City NY GO	5.000%	8/1/16	5,000	5,614
New York City NY GO	5.000%	8/1/16	6,000	6,737
New York City NY GO	5.000%	8/1/16	23,810	26,734
New York City NY GO	5.000%	8/1/17	4,305	4,966
New York City NY GO	5.000%	8/1/17	10,000	11,535
New York City NY GO	5.000%	8/1/17	33,680	38,850
New York City NY GO	5.000%	8/1/17	34,730	40,061
New York City NY GO	5.000%	8/1/18	3,250	3,812
New York City NY GO	5.000%	8/1/19	15,000	17,674
2 New York City NY GO	0.460%	8/1/21	4,700	4,710
2 New York City NY GO	0.550%	8/1/21	6,325	6,347
2 New York City NY GO	0.630%	8/1/25	5,500	5,529
New York City NY GO ARS	0.200%	11/8/13 (4)	2,500	2,500
1 New York City NY GO TOB VRDO	0.090%	11/7/13	5,090	5,090
1 New York City NY GO TOB VRDO	0.100%	11/7/13	8,250	8,250
New York City NY GO VRDO	0.070%	11/1/13	3,800	3,800
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/15	4,000	4,233
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.900%	11/1/14	4,000	4,016
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.150%	11/1/15	17,000	17,069
New York City NY Housing Development Corp. Multi-Family Housing Revenue	0.950%	5/1/16	30,000	30,033
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.100%	11/1/16	8,865	8,872
1 New York City NY Housing Development Corp. Multi-Family Housing Revenue TOB VRDO	0.100%	11/7/13	6,400	6,400
1 New York City NY Housing Development Corp. Multi-Family Housing Revenue TOB VRDO	0.230%	11/7/13	9,485	9,485
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/14 (Prere.)	5,100	5,254
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/16	2,500	2,795
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.090%	11/1/13	1,500	1,500
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.080%	11/7/13	3,000	3,000
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.080%	11/7/13	5,840	5,840
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	1,300	1,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.090%	11/7/13	5,675	5,675
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.090%	11/7/13	5,000	5,000
1 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.120%	11/7/13	25,650	25,650
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/13 (ETM)	26,990	26,990

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/13	17,345	17,345
New York City NY Transitional Finance Authority Future Tax Revenue	0.200%	11/7/13 (4)	25,650	25,650
New York City NY Transitional Finance Authority Future Tax Revenue	0.200%	11/1/13 (4)	60,750	60,750
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14 (ETM)	9,460	9,915
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14	16,290	17,074
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14	5,000	5,124
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15 (ETM)	1,070	1,165
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,930	9,761
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/16	1,000	1,102
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	10,000	11,316
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	115	130
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	3,885	4,396
1 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.100%	11/7/13	2,200	2,200
New York City NY Transitional Finance Authority Future Tax Revenue VRDO	0.070%	11/7/13	8,900	8,900
New York City NY Trust for Cultural Resources Revenue (Museum of Modern Art)	4.000%	8/1/17	6,250	6,982
1 New York Liberty Development Corp. Revenue (Port Authority Consolidated Bonds) TOB VRDO	0.100%	11/7/13	26,835	26,835
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/13 (Prere.)	5,000	5,010
New York Metropolitan Transportation Authority Revenue	3.000%	11/15/14	1,225	1,260
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/14	3,000	3,117
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/14	3,500	3,673
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/14	2,675	2,807
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	3,895	4,176
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	8,000	8,578
New York Metropolitan Transportation Authority Revenue	4.000%	11/15/15	3,030	3,249
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	2,355	2,573
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	5,130	5,604
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/15	5,435	5,938
2 New York Metropolitan Transportation Authority Revenue	0.808%	11/1/16	3,500	3,492
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/16	2,650	2,989
2 New York Metropolitan Transportation Authority Revenue	0.948%	11/1/17	2,950	2,939
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	12,500	14,404
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	1,190	1,371
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	3,500	4,089
1 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax) TOB VRDO	0.080%	11/7/13 (13)	24,900	24,900
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.630%	11/1/13	21,000	21,000
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.760%	11/1/14	6,320	6,328
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	3.000%	11/15/13	725	726
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	4.000%	11/15/14	1,135	1,179
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/15	2,000	2,185
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/15	1,625	1,775
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	4.000%	11/15/16	1,000	1,098
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/16	2,250	2,538
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/17	1,200	1,383
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000%	11/15/13	37,460	37,526
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000%	11/15/14	3,585	3,753
2 New York Metropolitan Transportation Authority Revenue PUT	0.518%	11/1/14	19,475	19,459
2 New York Metropolitan Transportation Authority Revenue PUT	0.540%	11/1/14	27,050	27,026
2 New York Metropolitan Transportation Authority Revenue PUT	0.650%	11/1/15	30,000	29,956
2 New York Metropolitan Transportation Authority Revenue PUT	0.768%	11/1/15	11,700	11,711
2 New York Metropolitan Transportation Authority Revenue PUT	0.968%	11/1/16	15,000	15,057
1 New York Metropolitan Transportation Authority Revenue TOB VRDO	0.090%	11/7/13 (13)	19,780	19,780
1 New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)
TOB VRDO	0.090%	11/7/13	8,995	8,995
1 New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)
TOB VRDO	0.090%	11/7/13	7,500	7,500
New York State Dormitory Authority Revenue (Brooklyn Law School)	4.000%	7/1/15	760	799
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/16	1,000	1,104
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/15	11,410	12,288
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/16 (14)	5,000	5,364
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/15 (ETM)	10	11
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/15	2,435	2,580
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/15 (ETM)	15	16
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/15	5,110	5,524
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/14	2,000	2,061
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/15	2,095	2,245
1 New York State Dormitory Authority Revenue (New York University) TOB VRDO	0.100%	11/7/13	12,600	12,600
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/15	2,450	2,609
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/16	1,725	1,900
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/17	2,000	2,252

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/18	2,500	2,871
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/14	9,660	9,835
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/15	9,880	10,491
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/15 (ETM)	10	11
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/15	14,115	14,988
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15	2,625	2,797
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15	1,000	1,066
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/16	10,240	11,309
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/16	1,000	1,108
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.090%	11/7/13	9,210	9,210
1 New York State Dormitory Authority Revenue (Personal Income Tax) TOB VRDO	0.090%	11/7/13	5,000	5,000
New York State Dormitory Authority Revenue (Rockefeller University) VRDO	0.080%	11/7/13	16,800	16,800
New York State Dormitory Authority Revenue (School Districts Financing Program)	2.000%	10/1/14	1,880	1,907
New York State Dormitory Authority Revenue (School Districts Financing Program)	4.000%	10/1/14	3,300	3,410
New York State Dormitory Authority Revenue (School Districts Financing Program)	4.000%	10/1/14 (4)	2,375	2,456
New York State Dormitory Authority Revenue (School Districts Financing Program)	4.000%	10/1/14	2,000	2,067
New York State Dormitory Authority Revenue (School Districts Financing Program)	4.000%	10/1/15 (15)	400	424
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/15	3,000	3,253
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/15 (4)	4,600	4,998
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16	10,205	11,392
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	5,000	5,612
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (15)	375	420
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	2,500	2,806
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (15)	500	575
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (4)	3,300	3,803
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	3,445	3,943
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (15)	1,000	1,169
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	2,160	2,502
New York State Dormitory Authority Revenue (Service Contract)	4.000%	7/1/14	1,270	1,302
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.125%	3/15/15	7,000	7,095
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.250%	12/1/15	7,000	7,147
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/15	1,200	1,237
New York State Housing Finance Agency Housing Revenue	1.150%	11/1/16	7,000	7,018
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.100%	11/7/13	6,425	6,425
New York State Local Government Assistance Corp. Revenue VRDO	0.090%	11/7/13	47,000	47,000
New York State Thruway Authority Revenue	4.000%	1/1/15	2,000	2,082
New York State Thruway Authority Revenue	5.000%	1/1/17	2,000	2,261
New York State Thruway Authority Revenue	5.000%	1/1/18	1,500	1,735
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	4.000%	4/1/14	2,900	2,946
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	4.000%	4/1/14	2,665	2,707
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	4.000%	4/1/14	16,675	16,938
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	4.000%	4/1/15	2,840	2,988
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	4.000%	4/1/15	8,500	8,944
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/15 (4)	1,115	1,189
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/15	1,450	1,547
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/15	15,000	15,995
New York State Thruway Authority Revenue (Second Generation Highway & Bridge Trust Fund)	5.000%	4/1/15	7,000	7,466
New York State Urban Development Corp. Revenue	5.000%	1/1/16	10,000	10,943
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/14	27,460	28,947
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/15	27,900	29,426
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	25,000	27,359
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13	4,225	4,225
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13	9,200	9,200
Onondaga County NY Industrial Development Agency Civic Facility Revenue
(Syracuse University Project) VRDO	0.060%	11/7/13 LOC	22,560	22,560
Schenectady NY BAN	1.500%	5/16/14	56,886	57,155
Suffolk County New York RAN	2.000%	3/27/14	20,000	20,145
Suffolk County NY BAN	2.000%	5/2/14	10,000	10,087
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/16	1,250	1,373
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/14	19,900	20,457
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/15	15,000	16,095
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/15	6,500	7,143
2 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.370%	1/1/14	29,600	29,588
2 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.490%	1/1/15	3,000	3,001
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/13	3,355	3,355
Yonkers NY GO	3.000%	7/1/16	1,300	1,364
Yonkers NY GO	3.000%	8/15/16	675	709

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Yonkers NY GO	3.000%	7/1/17	1,005	1,063
Yonkers NY GO	3.000%	8/15/17	510	540
				1,893,149
North Carolina (1.7%)
Cabarrus NC COP	4.000%	1/1/15	2,975	3,100
Charlotte NC Airport Revenue	5.000%	7/1/14	2,485	2,563
Charlotte NC GO	5.000%	7/1/15	850	917
Charlotte NC GO	5.000%	7/1/18	5,000	5,915
Charlotte NC Water & Sewer System Revenue	4.000%	12/1/15	2,140	2,300
Charlotte NC Water & Sewer System Revenue	5.000%	12/1/16	1,390	1,578
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.000%	1/15/16	530	579
1 Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) TOB VRDO	0.100%	11/7/13	3,350	3,350
1 Johnston NC Memorial Hospital Authority Revenue TOB VRDO	0.130%	11/7/13 (4)	4,920	4,920
1 Johnston NC Memorial Hospital Authority Revenue TOB VRDO	0.130%	11/7/13 (4)	6,427	6,427
Mecklenburg County NC Public Facilities Corp. Revenue (Annual Appropriation)	5.000%	3/1/14	5,005	5,086
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	4.000%	10/1/17	2,585	2,833
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	4.000%	10/1/18	1,480	1,623
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.080%	11/7/13	9,765	9,765
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.120%	11/7/13 LOC	2,355	2,355
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.120%	11/7/13 LOC	10,700	10,700
North Carolina Capital Facilities Finance Agency Solid Waste Disposal Revenue Bonds
(Republic Services, Inc.) PUT	0.650%	12/2/13	30,000	30,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/14	2,170	2,187
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/15	2,300	2,425
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/15	5,000	5,271
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17	5,000	5,634
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17	10,555	11,892
North Carolina GO	5.000%	3/1/15 (Prere.)	4,710	5,007
North Carolina GO	5.250%	3/1/15	2,000	2,035
North Carolina GO	5.000%	5/1/15	5,900	6,048
North Carolina GO	5.000%	3/1/17	290	308
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	4.000%	10/1/17	3,725	4,123
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/18	3,780	4,360
2 North Carolina Medical Care Commission Health Care Facilities Revenue
(Wake Forest Baptist Obligated Group) PUT	0.820%	12/1/17	8,880	8,855
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/14	2,815	2,890
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/15	1,500	1,602
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/17	620	678
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/18	500	552
North Carolina Municipal Power Agency Revenue	5.000%	1/1/15	5,650	5,955
North Carolina Municipal Power Agency Revenue	5.000%	1/1/16	5,000	5,468
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/14	3,230	3,365
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/15	1,680	1,821
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/16	1,250	1,401
Orange County NC Public Facilities Co. Revenue	5.000%	10/1/18	1,695	2,001
Wake County NC GO	4.000%	2/1/14	16,060	16,215
Wake County NC GO	5.000%	2/1/16	1,310	1,446
Wake County NC GO	4.000%	2/1/17	6,440	7,148
				202,698
Ohio (3.6%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Akron General Health System) VRDO	0.100%	11/7/13 LOC	6,900	6,900
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/17	1,000	1,128
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/18	1,480	1,702
Central Ohio Solid Waste Authority GO	4.000%	12/1/16 (ETM)	150	166
Central Ohio Solid Waste Authority GO	4.000%	12/1/16	1,550	1,704
Central Ohio Solid Waste Authority GO	4.000%	12/1/17 (ETM)	150	169
Central Ohio Solid Waste Authority GO	4.000%	12/1/17	1,525	1,708
Cleveland State University Ohio General Receipts Revenue	4.000%	6/1/14	500	511
Cleveland-Cuyahoga County OH Port Authority Revenue
(Carnegie/89th Garage & Service Center LLC Project) VRDO	0.100%	11/7/13 LOC	52,570	52,570
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	0.070%	11/7/13	11,100	11,100
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	0.080%	11/7/13	4,100	4,100
Cleveland-Cuyahoga County OH Port Authority Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.100%	11/7/13 LOC	12,500	12,500
Columbus OH GO	5.000%	7/1/15	3,000	3,236

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Columbus OH GO	5.000%	7/1/15	2,310	2,492
Columbus OH GO	5.000%	7/1/15	6,735	7,264
Columbus OH GO	5.000%	12/15/15	3,210	3,452
Columbus OH GO	5.000%	7/1/16	6,760	7,569
Columbus OH Regional Airport Authority Airport Revenue
(Oasbo Expanded Asset Program) VRDO	0.090%	11/7/13 LOC	3,460	3,460
Dayton OH City School District GO	4.000%	11/1/16	3,000	3,294
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	4.000%	6/15/16	1,000	1,063
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.000%	6/15/18	1,000	1,115
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) PUT	5.000%	7/12/17	7,500	8,449
Franklin County OH Hospital Revenue (Nationwide Children’s Hospital Project) VRDO	0.070%	11/7/13	13,365	13,365
1 Miami University of Ohio General Receipts Revenue TOB VRDO	0.100%	11/7/13	3,365	3,365
Middletown OH Hospital Facilities Revenue (Atrium Medical Center) VRDO	0.110%	11/7/13 LOC	28,585	28,585
Montgomery County OH Revenue (Catholic Health Initiatives) PUT	5.000%	11/12/13	8,000	8,011
1 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	6,970	6,970
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project) PUT	5.875%	6/1/16	3,950	4,278
Ohio Air Quality Development Authority Revenue (Columbus Southern Power Co. Project) PUT	3.875%	6/1/14	3,500	3,553
1 Ohio Air Quality Development Authority Revenue (FirstEnergy Generation Corp. Project)
TOB VRDO	0.240%	11/7/13	14,995	14,995
Ohio Air Quality Development Authority Revenue (Ohio Power Co. Project) PUT	3.250%	6/2/14	5,400	5,463
Ohio Building Authority Revenue (Adult Correctional Building)	5.000%	10/1/14	6,085	6,354
Ohio Common Schools GO	5.000%	9/15/15	5,000	5,432
Ohio Common Schools GO	5.000%	3/15/18	10,860	12,718
Ohio GO	5.000%	9/15/14	10,000	10,421
Ohio GO	5.000%	9/15/15	10,000	10,875
Ohio GO	5.500%	9/15/15	3,000	3,287
Ohio GO	5.000%	9/15/16	10,000	11,266
Ohio Higher Education GO	5.000%	8/1/14	15,000	15,542
1 Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	10,300	10,300
Ohio Higher Educational Facility Commission Revenue (Marietta College Project) VRDO	0.100%	11/7/13 LOC	2,170	2,170
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	5.000%	10/1/14	3,000	3,131
Ohio Higher Educational Facility Commission Revenue
(University Hospitals Health System Inc.) VRDO	0.090%	11/7/13 LOC	24,075	24,075
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	4.000%	12/1/13	1,600	1,605
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/14	1,000	1,048
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/15	1,000	1,086
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	4.000%	12/1/16	625	678
Ohio Higher Educational Facility Revenue (Ohio Dominican University) VRDO	0.100%	11/7/13 LOC	13,845	13,845
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.000%	1/1/15	1,550	1,632
1 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	12,800	12,800
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/14	625	631
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/15	500	526
1 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.300%	11/7/13	10,745	10,745
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	4.000%	6/1/15	1,315	1,392
2 Ohio Water Development Authority Pollution Control Revenue (Water Quality) PUT	0.480%	7/15/15	15,500	15,511
Ohio Water Development Authority Solid Waste Disposal Revenue
(Waste Management Project) PUT	2.250%	7/1/16	2,000	2,018
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.000%	12/1/15	2,380	2,566
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.000%	12/1/16	2,495	2,764
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.250%	12/1/17	2,215	2,511
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.250%	12/1/18	1,510	1,728
South-Western City OH School District GO	3.000%	12/1/15	1,000	1,053
1 South-Western City OH School District GO TOB VRDO	0.080%	11/7/13	295	295
University of Akron Ohio General Receipts Revenue	5.000%	1/1/14 (4)	2,440	2,459
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/14	3,000	3,084
University of Cincinnati Ohio General Receipts Revenue	4.000%	6/1/15	1,515	1,601
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/17	2,180	2,490
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/18	1,555	1,718
Wright State University Ohio General Revenue	4.000%	5/1/15	1,140	1,199
Wright State University Ohio General Revenue	5.000%	5/1/17	1,195	1,351
				428,144
Oklahoma (0.3%)
1 Grand River Dam Authority Oklahoma Revenue TOB VRDO	0.090%	11/7/13 (13)	26,100	26,100
1 Tulsa County OK Industrial Authority Health Care Revenue
(St. Francis Health System Inc.) TOB VRDO	0.100%	11/7/13	7,041	7,041
				33,141
Oregon (0.7%)
Gilliam County OR Solid Waste Disposal Revenue (Waste Management Inc. Project) PUT	2.000%	9/2/14	10,000	10,060
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/14	2,000	2,041

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oregon Facilities Authority Revenue (Legacy Health Project)	4.000%	5/1/14	1,150	1,170
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/15	2,350	2,497
Oregon Facilities Authority Revenue (PeaceHealth)	4.000%	11/1/13	500	500
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	3/15/14	1,050	1,068
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	3/15/15	1,500	1,586
2 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	0.960%	10/1/17	8,750	8,806
Oregon GO	5.000%	5/1/16	2,000	2,228
Oregon GO	5.000%	5/1/16	3,500	3,898
Oregon GO	5.000%	11/1/16	3,000	3,400
Oregon GO	5.000%	5/1/18	1,125	1,324
Oregon GO	5.000%	5/1/18	1,500	1,765
Oregon GO	5.000%	11/1/18	3,750	4,458
Oregon Health & Science University Revenue	4.000%	7/1/14	1,000	1,024
Oregon Health & Science University Revenue	5.000%	7/1/16	500	554
Oregon Health & Science University Revenue	5.000%	7/1/18	1,000	1,160
Portland OR Water System Revenue	5.000%	10/1/15	6,000	6,532
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/16	10,500	10,879
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	4.000%	11/1/17	8,300	8,946
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/18	4,250	4,518
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	11/1/18	5,000	5,674
				84,088
Pennsylvania (5.6%)
Allegheny County PA Higher Education Building Authority University Revenue
(Carnegie Mellon University)	5.000%	3/1/15	5,780	6,143
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/14	10,500	10,765
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	6/15/14	1,500	1,544
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	9/1/14	5,000	5,196
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	3.000%	10/15/14	1,000	1,025
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/15	8,350	8,920
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	4.000%	10/15/15	750	799
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	10/15/16	1,025	1,149
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.500%	6/1/17	10,000	9,722
Commonwealth Financing Authority Pennsylvania Revenue	4.000%	6/1/16	650	704
Delaware County PA GO	5.000%	10/1/14	3,905	4,075
Delaware River Port Authority Pennsylvania & New Jersey Revenue	3.000%	1/1/14	5,790	5,812
Delaware River Port Authority Pennsylvania & New Jersey Revenue	4.000%	1/1/15	1,000	1,033
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/16	3,615	3,882
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/17	1,070	1,171
1 Lancaster County PA Hospital Authority Revenue (Lancaster General Hospital Project) TOB VRDO	0.090%	11/7/13	6,765	6,765
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/14	2,670	2,738
1 Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital) TOB VRDO	0.240%	11/7/13	11,010	11,010
1 Mount Lebanon PA School District GO TOB VRDO	0.090%	11/7/13	15,500	15,500
2 Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project) PUT	1.480%	8/15/20	8,125	8,054
Northampton County PA General Purpose Authority University Revenue (Lafayette College) VRDO	0.110%	11/7/13	9,070	9,070
Northampton County PA General Purpose Authority University Revenue (Lafayette College) VRDO	0.110%	11/7/13	13,700	13,700
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	15,750	16,206
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	10,570	10,876
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	11,250	11,576
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.750%	12/1/15	4,250	4,245
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	1/1/22	8,000	9,049
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/22	15,000	16,507
Pennsylvania GO	5.000%	9/1/14 (4)	12,000	12,484
Pennsylvania GO	5.000%	4/1/15	32,880	35,085
Pennsylvania GO	5.000%	7/1/15 (14)	2,380	2,403
Pennsylvania GO	5.250%	7/1/15	15,000	16,233
Pennsylvania GO	5.000%	9/1/15 (4)	34,225	35,589

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	4/1/18	35,410	41,558
Pennsylvania GO	5.000%	7/1/18	2,675	3,156
Pennsylvania GO	5.000%	11/15/18	2,885	3,429
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/16 (2)	2,000	2,157
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/15	4,250	4,540
Pennsylvania Industrial Development Authority Economic Development Revenue	4.000%	7/1/14	1,000	1,025
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue
(Philadelphia Funding Program)	5.000%	6/15/14	8,000	8,242
1 Pennsylvania State University Revenue TOB VRDO	0.080%	11/7/13 LOC	1,300	1,300
1 Pennsylvania State University Revenue TOB VRDO	0.350%	11/7/13	12,580	12,580
Pennsylvania Turnpike Commission Registration Fee Revenue VRDO	0.180%	11/7/13 (4)	39,325	39,325
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/14	16,945	17,397
2 Pennsylvania Turnpike Commission Revenue	0.630%	12/1/16	8,000	8,009
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/16	3,150	3,528
2 Pennsylvania Turnpike Commission Revenue	0.680%	12/1/17	10,000	9,967
1 Pennsylvania Turnpike Commission Revenue TOB VRDO	0.200%	11/7/13 (12)	3,245	3,245
Pennsylvania Turnpike Commission Revenue VRDO	0.190%	11/7/13 (4)	60,380	60,380
Philadelphia PA Airport Revenue	5.000%	6/15/14	1,000	1,028
Philadelphia PA Airport Revenue	5.000%	6/15/15	3,100	3,311
Philadelphia PA Gas Works Revenue	5.375%	7/1/15 (4)	2,880	3,096
Philadelphia PA GO	5.000%	8/1/18 (14)	6,170	6,704
Philadelphia PA Municipal Authority Revenue	5.250%	11/15/14 (4)	10,000	10,019
Philadelphia PA Municipal Authority Revenue	5.000%	11/15/15	3,000	3,257
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/16	5,000	5,557
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.330%	11/7/13 (4)	68,835	68,835
Pittsburgh PA Water & Sewer Authority Revenue PUT	1.400%	9/1/15 (4)	5,995	6,024
Pittsburgh PA Water & Sewer Authority Revenue VRDO	0.180%	11/7/13 (4)	33,125	33,125
1 University of Pittsburgh PA Revenue TOB VRDO	0.090%	11/7/13	6,660	6,660
Washington County PA Hospital Authority Revenue (Washington Hospital Project)	5.375%	7/1/14 (2)	1,640	1,692
West Chester University Student Housing Revenue BAN	1.600%	2/1/15	2,250	2,258
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	4.000%	7/1/14	1,380	1,412
				671,846
Puerto Rico (0.1%)
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/15 (4)	10,000	10,161
Puerto Rico Government Development Bank Revenue	4.750%	12/1/15 (14)	1,100	1,083
				11,244
Rhode Island (0.1%)
3 Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/14	5,450	5,543
3 Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	3.000%	5/15/15	2,000	2,055
3 Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/16	1,000	1,064
3 Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	4.000%	5/15/17	2,000	2,149
3 Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/18	1,500	1,688
				12,499
South Carolina (0.8%)
Charleston County SC GO	5.250%	11/1/15	3,270	3,591
2 Charleston SC Waterworks & Sewer Capital Improvement Revenue PUT	0.795%	1/1/18	8,770	8,793
Greenville County SC School District GO	5.000%	12/1/15	5,000	5,471
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/15	1,100	1,187
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/16	1,750	1,946
Piedmont SC Municipal Power Agency Revenue	6.500%	1/1/14 (14)	1,440	1,454
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/15	2,000	2,104
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/16	1,805	1,967
South Carolina GO	5.000%	4/1/16	1,450	1,610
South Carolina GO	5.000%	4/1/16	7,260	8,060
South Carolina GO	5.000%	4/1/16	30	33
South Carolina GO	5.000%	4/1/16	6,475	7,188
South Carolina GO	5.000%	4/1/16	2,275	2,526
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/14	2,000	2,023
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/15	1,000	1,052
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	2.500%	8/1/14	1,500	1,517
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	3.000%	8/1/15	1,935	1,988
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/16	1,000	1,087
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/17	300	331

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/18	500	555
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	4.000%	11/1/15	250	263
South Carolina Jobs Economic Development Authority Revenue
(Waste Management of South Carolina Inc. Project)	2.875%	2/1/15	2,000	2,043
South Carolina Ports Authority Revenue	4.000%	7/1/15	2,355	2,492
South Carolina Public Service Authority Revenue	5.000%	1/1/14	3,000	3,024
South Carolina Public Service Authority Revenue	5.000%	1/1/15	3,500	3,692
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/14	4,980	5,198
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/14	14,220	14,841
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/15	8,870	9,649
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/15 (2)	4,295	4,693
				100,378
Tennessee (2.3%)
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/19	2,925	3,340
Memphis TN Electric System Revenue	5.000%	12/1/13 (14)	5,200	5,221
Memphis TN Electric System Revenue	5.000%	12/1/14	31,205	32,824
Memphis TN Electric System Revenue	5.000%	12/1/15	25,000	27,368
2 Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Vanderbilt University) PUT	0.480%	10/1/15	36,500	36,465
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/17	5,500	6,296
Metropolitan Government of Nashville TN Airport Authority Improvement Revenue	4.000%	7/1/14 (4)	4,450	4,556
Shelby County TN Health Educational & Housing Facility Board Revenue
(Baptist Memorial Health Care)	5.000%	9/1/14	2,630	2,730
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.180%	11/1/13 (4)	63,800	63,800
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.180%	11/1/13 (4)	32,500	32,500
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/14	25,420	26,210
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/15	1,240	1,291
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/15	2,295	2,433
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	2,000	2,164
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/17	5,000	5,445
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/17	3,000	3,322
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/19	15,000	16,879
Tennessee GO	5.000%	5/1/14	3,300	3,380
				276,224
Texas (10.7%)
Austin TX Water & Wastewater System Revenue	5.000%	11/15/14	2,000	2,100
1 Brownsville TX Utility System Revenue TOB VRDO	0.230%	11/7/13 (4)	6,060	6,060
Central Texas Regional Mobility Authority Revenue	3.000%	1/1/14	200	200
Central Texas Regional Mobility Authority Revenue	4.000%	1/1/15	325	331
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/16	1,000	1,053
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/17	500	535
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	250	270
Central Texas Regional Mobility Authority Revenue PUT	3.000%	1/4/16	2,750	2,772
1 Dallas TX Area Rapid Transit Sales Tax Revenue TOB VRDO	0.080%	11/7/13	5,400	5,400
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/14 (12)	2,775	2,873
Dallas TX GO	5.000%	2/15/14 (ETM)	15	15
Dallas TX GO	5.000%	2/15/14	3,885	3,940
Dallas TX GO	5.000%	2/15/15 (ETM)	15	16
Dallas TX GO	5.000%	2/15/15	6,280	6,665
Dallas TX Independent School District GO	5.000%	2/15/15	4,990	5,298
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/13	4,000	4,000
Denton TX Independent School District GO PUT	2.125%	8/1/15	7,220	7,402
Denton TX Independent School District GO VRDO	0.100%	11/7/13	34,550	34,550
Eagle Mountain & Saginaw TX Independent School District GO PUT	2.500%	8/1/14	11,140	11,314
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/16	1,300	1,434
Frisco TX GO	4.000%	2/15/15	1,580	1,656
Grand Parkway Transportation Corp. Texas System Toll Revenue PUT	2.000%	2/15/14	191,350	192,186
2 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.280%	6/1/14	2,100	2,099
2 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.380%	6/1/15	1,700	1,700
2 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.480%	6/1/16	2,000	2,003
2 Harris County TX Cultural Education Facilities Finance Corp. Medical Facilities Revenue
(Baylor College of Medicine) PUT	1.130%	11/15/15	8,000	8,029
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.000%	2/15/14	5,915	5,993

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Harris County TX Cultural Education Facilities Finance Corp. Thermal Utility Revenue
	(TECO Project)	5.000%	11/15/13	835	837
	Harris County TX GO	6.000%	8/1/14 (14)	23,045	24,050
1	Harris County TX GO TOB VRDO	0.090%	11/7/13 (13)	9,600	9,600
	Harris County TX Health Facilities Development Corp. Hospital Revenue (CHRISTUS Health)	0.190%	11/7/13 (4)	7,175	7,175
	Harris County TX Health Facilities Development Corp. Hospital Revenue (CHRISTUS Health)	0.190%	11/7/13 (4)	4,400	4,400
	Harris County TX Health Facilities Development Corp. Revenue
	(St. Luke’s Episcopal Hospital) VRDO	0.100%	11/7/13	30,000	30,000
2	Harris County TX Toll Road Revenue	0.710%	8/15/17	5,260	5,280
	Houston TX Airport System Revenue	5.000%	7/1/14	2,000	2,063
	Houston TX Airport System Revenue	5.000%	7/1/15	2,000	2,150
1	Houston TX Airport System Revenue TOB VRDO	0.230%	11/7/13 (4)(3)	49,500	49,500
	Houston TX GO	3.000%	3/1/15	8,835	9,160
	Houston TX GO	4.000%	3/1/16	2,900	3,138
	Houston TX GO	4.000%	3/1/17	9,000	9,979
	Houston TX GO	5.000%	3/1/18	11,835	13,853
2	Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT	0.610%	11/16/17	10,000	10,068
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/14	2,000	2,079
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/14	1,300	1,351
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/16	2,435	2,692
	Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/16	8,310	9,187
	Houston TX Independent School District GO PUT	2.000%	6/1/14	11,370	11,489
	Houston TX Independent School District GO PUT	2.500%	6/1/15	7,200	7,419
	Houston TX Utility System Revenue	5.250%	5/15/14 (14)	2,500	2,569
	Houston TX Utility System Revenue	5.250%	5/15/15 (14)	1,020	1,048
2	Houston TX Utility System Revenue PUT	0.630%	6/1/15	46,500	46,446
2	Houston TX Utility System Revenue PUT	0.680%	8/1/16	32,000	32,077
1	Houston TX Utility System Revenue TOB VRDO	0.100%	11/7/13	9,995	9,995
1	Houston TX Utility System Revenue TOB VRDO	0.100%	11/7/13	17,540	17,540
	Katy TX Independent School District GO	5.000%	2/15/15	4,295	4,560
2	Katy TX Independent School District GO PUT	0.770%	8/15/15	25,000	25,026
	Katy TX Independent School District GO PUT	1.600%	8/15/17	2,500	2,501
1	Lone Star College System Texas GO TOB VRDO	0.090%	11/7/13	12,560	12,560
	Lower Colorado River Authority Texas Revenue	5.000%	5/15/15 (ETM)	10	11
	Lower Colorado River Authority Texas Revenue	5.000%	5/15/15	2,140	2,291
	Lubbock TX Electric Light & Power System Revenue	4.000%	4/15/14	1,890	1,922
	Lubbock TX Electric Light & Power System Revenue	4.000%	4/15/15	1,125	1,183
	Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/14	1,510	1,554
	Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/15	4,000	4,270
	Mission TX Economic Development Corp. Solid Waste Disposal Revenue
	(Allied Waste Inc. Project) PUT	0.600%	1/2/14	7,000	7,000
	Montgomery County TX (Pass-Through Toll Revenue)	5.000%	3/1/14 (12)	1,625	1,651
	North Central TX Health Facilities Development Corp. Hospital Revenue
	(Children’s Medical Center of Dallas Project)	5.000%	8/15/18	750	866
	North East TX Independent School District GO PUT	1.000%	8/1/14	45,000	45,162
	North East TX Independent School District GO PUT	2.000%	8/1/15	4,900	5,009
	North Texas Tollway Authority System Revenue	4.000%	9/1/14	1,100	1,134
	North Texas Tollway Authority System Revenue	4.000%	9/1/15	1,820	1,939
	North Texas Tollway Authority System Revenue	5.000%	9/1/16	1,200	1,344
	Northside TX Independent School District GO PUT	1.350%	6/1/14	20,615	20,723
	Northside TX Independent School District GO PUT	1.900%	8/1/14	12,000	12,129
1	Northside TX Independent School District GO TOB VRDO	0.090%	11/7/13	5,225	5,225
1	Port Arthur TX Independent School District GO TOB VRDO	0.090%	11/7/13 (12)	9,125	9,125
	SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/15	3,090	3,281
	Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/14	1,000	1,039
	Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/16	2,000	2,219
	San Antonio TX Electric & Gas Systems Revenue	5.500%	2/1/14	6,210	6,294
	San Antonio TX Electric & Gas Systems Revenue	5.375%	2/1/15	14,135	15,043
	San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/14	13,090	13,313
	San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/15	10,000	10,278
	San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/16	3,500	3,616
1	San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.090%	11/7/13	5,865	5,865
1	San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.090%	11/7/13	4,965	4,965
1	San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.100%	11/7/13	11,985	11,985
[2,3]	San Antonio TX Water Revenue PUT	0.000%	11/1/16	12,500	12,551
	Spring Branch TX Independent School District GO PUT	3.000%	6/15/15	13,500	14,009
	Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
	(Baylor Health Care System Project)	5.000%	11/15/14	1,600	1,678
	Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
	(Methodist Hospitals of Dallas)	5.000%	10/1/17	1,100	1,254

Short-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
	(Methodist Hospitals of Dallas)	4.000%	10/1/18	1,350	1,495
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/14	1,785	1,837
1	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
	(Texas Health Resources) TOB VRDO	0.130%	11/7/13	3,125	3,125
	Tarrant County TX Cultural Education Facilities Finance Corp. Revenue
	(Texas Health Resources) VRDO	0.070%	11/7/13	10,985	10,985
	Tarrant County TX Health Facilities Development Corp. Hospital Revenue
	(Cook Children’s Medical Center Project)	5.000%	12/1/15	1,580	1,724
	Texas (Veterans Housing Assistance Program) GO VRDO	0.080%	11/7/13	24,360	24,360
	Texas GO	5.000%	10/1/14	8,470	8,845
	Texas GO	5.000%	10/1/15	10,905	11,885
1	Texas GO TOB VRDO	0.080%	11/7/13	16,040	16,040
1	Texas GO TOB VRDO	0.080%	11/7/13	74,750	74,750
1	Texas GO TOB VRDO	0.090%	11/7/13	17,875	17,875
1	Texas GO TOB VRDO	0.100%	11/7/13	12,190	12,190
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/16	4,590	5,020
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/17	4,000	4,406
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/17	10,900	12,131
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	22,050	24,837
	Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/18	4,500	4,975
	Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/16 (15)	1,000	1,105
	Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/17 (15)	2,615	2,924
	Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/18 (15)	1,000	1,119
	Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/14	20,865	21,537
	Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/15	11,525	12,165
	Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/15	34,500	37,182
	Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/16	8,000	8,791
	Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/17	3,205	3,514
1	Texas Transportation Commission Mobility Fund GO TOB VRDO	0.080%	11/7/13	11,700	11,700
	Texas Transportation Commission Revenue	4.500%	4/1/15	1,000	1,060
	Texas Transportation Commission Revenue PUT	1.250%	2/15/15	19,000	19,073
1	Texas Transportation Commission Revenue TOB VRDO	0.090%	11/7/13	7,495	7,495
	Texas Water Development Board Revenue	5.000%	7/15/14	1,355	1,401
	Texas Water Development Board Revenue	5.000%	7/15/14	5,260	5,440
	Texas Water Development Board Revenue	5.000%	7/15/15	5,750	6,209
	Texas Water Development Board Revenue	5.000%	7/15/16	4,000	4,483
	University of Houston Texas Revenue	5.000%	2/15/15	2,000	2,122
	University of North Texas Revenue	5.000%	4/15/15	880	939
	University of North Texas Revenue	5.000%	4/15/16	1,000	1,108
	University of North Texas Revenue	5.000%	4/15/17	725	828
					1,296,289
Utah (0.4%)
	Murray UT Hospital Revenue (IHC Health Services) VRDO	0.080%	11/1/13	4,500	4,500
	Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/18	1,015	1,177
	Utah Associated Municipal Power Systems Revenue (Payson Power Project)	4.000%	4/1/14	4,335	4,401
	Utah Associated Municipal Power Systems Revenue (Payson Power Project)	4.000%	4/1/15	4,115	4,312
	Utah Board of Regents Student Loan Revenue	4.000%	11/1/13	5,000	5,000
	Utah Board of Regents Student Loan Revenue	4.000%	11/1/14	10,000	10,377
	Utah GO	4.000%	7/1/14	10,740	11,015
	Utah GO	5.000%	7/1/14	4,000	4,129
	Utah GO	5.000%	7/1/16	1,500	1,681
					46,592
Virgin Islands (0.1%)
	Virgin Islands Public Finance Authority Revenue	5.000%	10/1/14	3,350	3,464
	Virgin Islands Public Finance Authority Revenue	4.000%	10/1/16	3,250	3,441
					6,905
Virginia (1.2%)
	Fairfax County VA Public Improvement GO	5.000%	10/1/16	8,575	9,352
[2,3]	Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
	(Mary Washington Healthcare Obligated Group) PUT	0.000%	2/1/17	6,500	6,515
	Henrico County VA Economic Development Authority Revenue (Bon Secours Health System)	4.000%	11/1/16	1,000	1,075
	Louisa VA Industrial Development Authority Pollution Control Revenue
	(Virginia Electric & Power Co. Project) PUT	5.375%	12/2/13	14,500	14,562
	Norfolk VA BAN	3.000%	1/1/14	5,000	5,003
	Norfolk VA Water Revenue	5.000%	11/1/18	725	860
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/16	1,765	1,958
	Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/17	3,500	3,958
	Upper Occoquan Sewage Authority Regional Sewerage System Revenue	5.000%	7/1/15 (Prere.)	4,895	5,277

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	4.000%	9/1/15	1,600	1,707
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/18	11,615	13,733
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/14	4,080	4,228
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/15	5,000	5,409
Virginia Public Building Authority Public Facilities Revenue VRDO	0.080%	11/7/13	7,000	7,000
Virginia Public Building Authority Revenue	5.000%	8/1/16	2,000	2,160
Virginia Public School Authority Revenue	5.000%	8/1/14	20,000	20,722
Virginia Public School Authority Revenue	5.000%	8/1/15	11,440	12,371
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	4,331
Virginia Small Business Financing Authority Health Care Facilities Revenue (Sentara Healthcare)	5.000%	11/1/13	3,505	3,505
Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	16,000	16,394
				140,120
Washington (2.7%)
1 Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue TOB VRDO	0.090%	11/7/13	8,280	8,280
Clark County WA Public Utility Revenue	5.000%	1/1/15	1,500	1,581
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/16 (2)	11,985	12,875
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/14	6,940	7,164
King County WA GO	5.000%	6/1/15	2,500	2,682
King County WA GO	5.000%	1/1/18	2,000	2,334
King County WA GO	5.000%	7/1/18	7,515	8,867
1 King County WA Sewer Revenue TOB VRDO	0.080%	11/7/13	5,840	5,840
1 King County WA Sewer Revenue TOB VRDO	0.090%	11/7/13	6,950	6,950
Pierce County WA Tacoma School District No. 10 BAN	2.000%	12/1/14	30,815	31,376
1 Seattle WA Drain & Wastewater Revenue TOB VRDO	0.080%	11/7/13	8,100	8,100
Seattle WA Water System Revenue	5.000%	9/1/15 (14)	2,035	2,043
Seattle WA Water System Revenue	5.000%	9/1/17 (14)	2,290	2,299
1 TES Properties Washington Lease Revenue TOB VRDO	0.090%	11/7/13	10,120	10,120
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/17	4,000	4,527
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/18	3,215	3,687
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/24	5,815	5,952
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/14	9,440	9,783
Washington (Motor Vehicle Fuel Tax) GO	5.000%	2/1/18	1,995	2,335
Washington COP	3.000%	7/1/14	1,500	1,528
Washington Economic Development Finance Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	2.000%	9/2/14	5,000	5,051
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	5,000	5,850
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	13,957	16,330
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/19	6,500	7,636
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/19	39,645	46,575
Washington GO	5.000%	1/1/15 (2)	4,500	4,752
Washington GO	5.000%	7/1/15 (2)	1,000	1,078
Washington GO	5.000%	1/1/16	5,000	5,501
Washington GO	5.000%	7/1/16	10,000	11,205
1 Washington GO TOB VRDO	0.090%	11/7/13	6,145	6,145
1 Washington GO TOB VRDO	0.090%	11/7/13	6,325	6,325
1 Washington GO TOB VRDO	0.090%	11/7/13	5,030	5,030
1 Washington Health Care Facilities Authorities Revenue
(Children’s Hospital & Regional Medical Center) TOB VRDO	0.100%	11/7/13	17,875	17,875
1 Washington Health Care Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	7,515	7,515
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/14	1,590	1,644
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	3.000%	10/1/14	1,000	1,023
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	4.000%	10/1/15	805	857
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/15	1,445	1,569
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/16	700	784
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/17	1,375	1,578
Washington Higher Education Facilities Authority Revenue (Whitman College Project) VRDO	0.100%	11/7/13	27,670	27,670
				320,316
West Virginia (0.3%)
Mason County WV Pollution Control Revenue (Appalachian Power Co. Project) PUT	2.000%	10/1/14	10,000	10,094
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Ohio Power Co. - Amos Project) PUT	3.125%	4/1/15	5,000	5,126
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/14	5,150	5,322
West Virginia University Revenue	5.000%	10/1/16	725	813
2 West Virginia University Revenue PUT	0.730%	10/1/14	12,500	12,507
				33,862

Short-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin (1.4%)
Wisconsin GO	5.000%	5/1/14	6,490	6,647
Wisconsin GO	4.000%	5/1/15	5,000	5,279
Wisconsin GO	5.000%	5/1/15	10,000	10,708
Wisconsin GO	4.000%	11/1/15	2,860	3,068
Wisconsin GO	4.000%	11/1/16	6,000	6,616
Wisconsin Health & Educational Facilities Authority Health Care Facilities Revenue
(Luther Hospital)	5.000%	11/15/13	1,000	1,002
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian Healthcare Inc.)	5.000%	7/1/15	1,010	1,076
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	4.000%	3/1/18	7,000	7,802
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	4.000%	5/30/19	12,000	13,401
1 Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.100%	11/7/13	750	750
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/14	6,000	6,193
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	4/15/15	1,500	1,591
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	4.000%	7/15/15	700	738
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/15	6,000	6,424
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	1,235	1,381
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	4.750%	8/15/14	14,500	14,941
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	5.125%	8/15/16	1,000	1,099
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) VRDO	0.080%	11/7/13 LOC	10,000	10,000
Wisconsin Health & Educational Facilities Authority Revenue (Beloit College) VRDO	0.090%	11/7/13 LOC	9,900	9,900
Wisconsin Health & Educational Facilities Authority Revenue (Felician Services Inc.) VRDO	0.100%	11/7/13 LOC	3,540	3,540
Wisconsin Health & Educational Facilities Authority Revenue (Felician Services Inc.) VRDO	0.100%	11/7/13 LOC	20,000	20,000
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran) VRDO	0.110%	11/7/13 LOC	7,000	7,000
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/16	1,345	1,500
Wisconsin Health & Educational Facilities Authority Revenue (Hospital Sisters Services, Inc.)	4.000%	8/15/15	1,100	1,166
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/15	1,790	1,914
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/16	665	734
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/16	6,115	6,732
Wisconsin Petroleum Inspection Fee Revenue	5.000%	7/1/14	5,000	5,161
Wisconsin Transportation Revenue	4.000%	7/1/14	2,500	2,564
Wisconsin Transportation Revenue	5.000%	7/1/14	5,000	5,161
				164,088
Total Tax-Exempt Municipal Bonds (Cost $11,703,803)				11,786,681

			Shares
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
4 Vanguard Municipal Cash Management Fund (Cost $296,245)	0.101%		296,244,897	296,245
Total Investments (100.2%) (Cost $12,000,048)				12,082,926
Other Assets and Liabilities (–0.2%)
Other Assets				186,157
Liabilities				(207,310)
				(21,153)
Net Assets (100%)				12,061,773

Short-Term Tax-Exempt Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	11,998,449
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(19,554)
Unrealized Appreciation (Depreciation)	82,878
Net Assets	12,061,773

Investor Shares—Net Assets
Applicable to 114,837,234 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,821,906
Net Asset Value Per Share—Investor Shares	$15.87

Admiral Shares—Net Assets
Applicable to 645,432,721 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,239,867
Net Asset Value Per Share—Admiral Shares	$15.87

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $2,043,429,000, representing 16.9% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2013.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.1%)
Alabama (0.4%)
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/13	35,840	35,985
Auburn University Alabama General Fee Revenue	5.000%	6/1/19	2,000	2,370
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/15	1,615	1,687
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/16	3,540	3,804
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Revenue
(Infirmary Health System Inc.)	5.000%	2/1/17	2,475	2,704
University of Alabama at Birmingham Hospital Revenue	5.000%	9/1/15	1,005	1,087
University of Alabama at Birmingham Revenue	5.000%	10/1/16	3,390	3,825
University of Alabama at Birmingham Revenue	5.000%	10/1/17	1,630	1,892
University of Alabama at Birmingham Revenue	5.000%	10/1/17	3,565	4,137
University of Alabama General Revenue	5.000%	7/1/18	4,680	5,515
University of Alabama General Revenue	5.000%	7/1/19	5,345	6,358
				69,364
Alaska (0.1%)
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	10,000	10,914
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	2,000	2,183
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/21	770	887
				13,984
Arizona (1.3%)
Arizona Board Regents Arizona State University System Revenue VRDO	0.080%	11/7/13 LOC	8,315	8,315
Arizona COP	5.000%	9/1/14 (4)	4,800	4,985
Arizona COP	5.000%	9/1/15 (4)	4,000	4,305
Arizona COP	5.000%	10/1/17	1,000	1,130
Arizona COP	5.000%	10/1/18	900	1,032
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/18	1,000	1,121
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/19	2,500	2,775
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/20	3,800	4,210
Arizona Health Facilities Authority Revenue (Banner Health) VRDO	0.080%	11/7/13 LOC	9,430	9,430
1 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.930%	2/5/20	20,000	19,676
1 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.930%	2/5/20	5,000	4,919
Arizona School Facilities Board COP	5.000%	9/1/14	16,000	16,618
Arizona School Facilities Board COP	5.000%	9/1/15	9,000	9,714
Arizona School Facilities Board COP	5.000%	9/1/16 (14)	15,000	16,184
Arizona School Facilities Board Revenue (School Improvement)	5.000%	1/1/14	5,000	5,040
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/14	5,600	5,781
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/14	8,055	8,315
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/15	5,025	5,417
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/15	5,000	5,390
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/15	5,300	5,714
Arizona Transportation Board Highway Revenue	5.000%	7/1/14	9,075	9,366
Arizona Transportation Board Highway Revenue	5.000%	7/1/16	7,465	8,341
Arizona Transportation Board Highway Revenue	5.000%	7/1/20	3,360	4,008
2 Arizona Transportation Board Highway Revenue TOB VRDO	0.090%	11/7/13	7,260	7,260
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/19	2,000	2,392
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/14	2,775	2,834
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/15	1,500	1,581
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/16	1,665	1,805
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/17	3,115	3,440
Maricopa County AZ Regional Public Transportation Authority Excise Tax Revenue	5.000%	7/1/16	2,630	2,924
Mesa AZ Utility System Revenue	5.000%	7/1/14 (Prere.)	3,500	3,613
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/15	6,000	6,455
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/16	3,055	3,397
Pima County AZ Sewer Revenue	5.000%	7/1/19	1,000	1,174
Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.000%	12/1/17	1,000	1,129
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	12/1/18	4,520	5,394
2 Salt River Project Arizona Agricultural Improvement & Power District Revenue TOB VRDO	0.090%	11/7/13	9,745	9,745
Salt Verde AZ Financial Corp. Gas Revenue	5.000%	12/1/18	155	173
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/19	1,565	1,748
Scottsdale AZ GO	5.000%	7/1/17	2,700	3,116
Scottsdale AZ GO	5.000%	7/1/19	1,860	2,224
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/17	1,445	1,658
Yavapai County AZ Industrial Development Authority Hospital Facility Revenue
(Northern Arizona Healthcare System)	5.000%	10/1/18	2,185	2,545
				226,393

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Arkansas (0.1%)
Independence County AR Pollution Control Revenue (Entergy Arkansas, Inc. Project)	2.375%	1/1/21	15,000	14,562
Jefferson County AR Pollution Control Revenue (Entergy Arkansas, Inc. Project)	1.550%	10/1/17	10,000	10,090
				24,652
California (10.9%)
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/18	1,000	1,137
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/19	750	852
ABAG Finance Authority for Nonprofit Corps. California Revenue (Sharp Healthcare)	5.000%	8/1/19	1,000	1,160
ABAG Finance Authority for Nonprofit Corps. California Revenue (Sharp Healthcare)	4.000%	8/1/20	500	549
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/16 (2)	10,000	9,470
Alameda CA Corridor Transportation Authority Revenue	5.000%	10/1/19	1,000	1,176
Alameda CA Corridor Transportation Authority Revenue	5.000%	10/1/20	1,730	2,029
Bay Area CA Infrastructure Financing Authority Revenue	5.000%	8/1/17 (14)	16,140	16,631
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.966%	8/1/17	15,000	14,970
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	7,000	7,079
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	17,000	17,192
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.780%	10/1/19	9,500	9,576
1 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.980%	5/1/23	15,000	15,105
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) TOB VRDO	0.090%	11/7/13	9,270	9,270
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) TOB VRDO	0.100%	11/7/13	4,910	4,910
California Department of Water Resources Power Supply Revenue	5.000%	5/1/14	30,000	30,725
California Department of Water Resources Power Supply Revenue	5.000%	5/1/15	40,000	42,849
California Department of Water Resources Power Supply Revenue	5.000%	5/1/15	21,250	22,764
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	12,055	13,431
California Department of Water Resources Power Supply Revenue	5.000%	5/1/17	22,000	25,337
California Department of Water Resources Power Supply Revenue	5.000%	5/1/19	10,000	11,921
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/17	2,500	2,937
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/18	1,365	1,640
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/19	4,000	4,834
California Economic Recovery GO	5.250%	7/1/14 (ETM)	3,390	3,505
California Economic Recovery GO	5.250%	7/1/14	11,610	12,004
California Economic Recovery GO	5.250%	7/1/14 (14)	2,500	2,585
California Economic Recovery GO	5.000%	7/1/16	1,500	1,681
California Economic Recovery GO	5.000%	7/1/17	15,090	17,444
California Economic Recovery GO	5.000%	7/1/18	41,600	49,274
California GO	5.000%	11/1/13	13,695	13,695
California GO	5.000%	8/1/14	1,970	2,041
California GO	5.000%	4/1/15	21,300	22,736
California GO	5.000%	6/1/15	3,250	3,417
California GO	5.000%	6/1/15 (14)	5,100	5,482
California GO	5.000%	3/1/16	3,210	3,550
California GO	5.000%	3/1/16 (14)	1,120	1,239
California GO	5.000%	3/1/16	4,460	4,932
California GO	5.000%	3/1/16 (14)	6,510	6,765
California GO	5.000%	4/1/16	6,670	7,400
California GO	5.000%	5/1/16	2,150	2,294
California GO	5.000%	8/1/16	2,825	3,172
California GO	5.000%	10/1/16	1,225	1,384
California GO	5.000%	10/1/16	28,605	32,314
California GO	5.000%	11/1/16 (2)	5,375	6,090
California GO	5.000%	12/1/16	2,500	2,841
California GO	6.000%	2/1/17 (2)	3,500	4,103
California GO	5.000%	3/1/17 (14)	1,300	1,425
California GO	5.000%	3/1/17	3,755	4,287
1 California GO	0.830%	5/1/17	3,500	3,527
California GO	5.000%	9/1/17	4,250	4,917
California GO	5.000%	9/1/17	2,805	3,245
California GO	5.000%	10/1/17	20,000	23,188
California GO	5.000%	10/1/17	4,005	4,643
California GO	5.000%	9/1/18	32,260	37,988
California GO	5.000%	9/1/18	8,050	9,479
California GO	5.000%	10/1/18	34,000	40,097
California GO	5.000%	2/1/19	11,000	12,918
California GO	5.000%	4/1/19	18,580	21,877
California GO	5.000%	9/1/19	19,000	22,502
California GO	5.000%	9/1/19	17,825	21,111
California GO	5.000%	2/1/20	44,500	52,288
California GO	5.000%	11/1/20	21,520	25,488
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.000%	7/1/14	3,000	3,090
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.000%	3/1/19	5,125	5,880
California Health Facilities Financing Authority Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	23,180	23,915

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/17	3,000	3,443
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/18	3,000	3,524
1 California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles) PUT	1.880%	7/1/17	8,825	8,883
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	4.000%	11/15/18	1,000	1,120
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospital at Stanford) PUT	1.450%	3/15/17	5,000	5,078
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	20,000	20,908
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/18/16	20,000	22,487
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/15/19	23,500	27,300
California Health Facilities Financing Authority Revenue (Sutter Health)	5.000%	8/15/14	5,000	5,190
California Health Facilities Financing Authority Revenue (Sutter Health)	4.000%	8/15/17	5,000	5,581
2 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.090%	11/7/13	24,170	24,170
2 California Health Facilities Financing Authority Revenue (Sutter Health) TOB VRDO	0.090%	11/7/13	1,160	1,160
1 California Infrastructure & Economic Development Bank Revenue
(Index-Museum Art Project) PUT	1.875%	8/1/18	29,000	28,896
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.580%	4/1/14	35,000	35,039
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.360%	4/1/16	22,200	22,134
1 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.360%	4/1/16	5,000	4,985
California Infrastructure & Economic Development Bank Revenue
(Orange County Performing Arts Center) VRDO	0.100%	11/7/13 LOC	17,630	17,630
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/14	1,230	1,242
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/16	2,450	2,642
1 California Municipal Finance Authority Revenue (NorthBay Healthcare Group) PUT	2.180%	11/1/16	5,000	5,020
California Municipal Finance Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project)PUT	2.000%	9/2/14	12,600	12,752
California Municipal Finance Authority Solid Waste Revenue (Republic Services Inc. Project) PUT	0.600%	1/2/14	10,500	10,500
California Pollution Control Financing Authority Environmental Improvement Revenue
(BP West Coast Products LLC Project) PUT	2.600%	9/2/14	4,000	4,070
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/17	5,000	5,724
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	10/1/17	5,820	6,732
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	2,500	2,924
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/18	10,650	12,456
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	10/1/18	1,845	2,166
California Public Works Board Lease Revenue (Department of Corrections)	5.250%	11/1/18 (14)(3)	1,180	1,401
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/19	16,620	19,508
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/19	5,600	6,573
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/20	5,000	5,856
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/17	5,200	6,045
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/18	4,000	4,703
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/20	1,000	1,171
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	6/1/15 (ETM)	10,000	10,748
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	10/1/18 (ETM)	2,665	3,171
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	10/1/19 (ETM)	2,960	3,559
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/15	5,295	5,773
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/17	2,385	2,716
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/17	3,000	3,470
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/18	1,000	1,167
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/18	3,500	4,109
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/18	2,500	2,937
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/19	2,000	2,358
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/20	3,050	3,571
California State University Revenue Systemwide	5.000%	11/1/17	5,505	6,419
California State University Revenue Systemwide	5.000%	11/1/18	4,000	4,766
California Statewide Communities Development Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	1.375%	4/2/18	45,200	44,729
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/14	15,000	15,301
2 California Statewide Communities Development Authority Revenue
(St. Joseph’s Health System) TOB VRDO	0.250%	11/7/13 (4)	44,190	44,190
California Statewide Communities Development Authority Senior Living Revenue
(Southern California Presbyterian Homes)	5.250%	11/15/14	260	263
Central Valley CA Financing Authority Cogeneration Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/15	750	806
Central Valley CA Financing Authority Cogeneration Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/16	805	895
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	1.650%	7/1/18	9,000	9,061
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/17	585	647
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/18	2,380	2,658
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/19	2,695	3,006
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/18	2,000	2,384
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/19	2,100	2,521
1 Contra Costa CA Transportation Authority Sales Tax Revenue PUT	0.490%	12/15/15	14,000	13,963

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/17	2,450	2,835
East Bay CA Municipal Utility District Water System Revenue	5.000%	6/1/19	2,000	2,399
Foothill/Eastern Corridor Agency California Toll Road Revenue	0.000%	1/1/15 (ETM)	18,535	18,470
Foothill/Eastern Corridor Agency California Toll Road Revenue	5.000%	1/15/16 (14)	8,400	8,413
Irvine CA Reassessment District No. 12-1 Improvement Revenue	3.000%	9/2/14	530	540
Irvine CA Reassessment District No. 12-1 Improvement Revenue	3.000%	9/2/15	1,160	1,201
Irvine CA Reassessment District No. 12-1 Improvement Revenue	3.000%	9/2/16	2,000	2,104
Irvine CA Reassessment District No. 13-1 Improvement Revenue	4.000%	9/2/18	1,450	1,547
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/20	1,505	1,684
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/19	1,000	1,193
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/20	1,275	1,510
Los Angeles CA Department of Water & Power Revenue	5.000%	1/1/16	8,400	9,164
2 Los Angeles CA Department of Water & Power Revenue TOB VRDO	0.090%	11/7/13	17,500	17,500
2 Los Angeles CA Department of Water & Power Revenue TOB VRDO	0.090%	11/7/13	4,000	4,000
Los Angeles CA GO	5.000%	9/1/17	32,500	37,798
Los Angeles CA GO	5.000%	9/1/19	5,000	5,999
Los Angeles CA Unified School District GO	5.000%	7/1/14	31,995	33,020
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,725	5,908
Los Angeles CA Unified School District GO	5.000%	7/1/15	14,510	15,661
Los Angeles CA Unified School District GO	5.000%	7/1/15	20,000	21,586
Los Angeles CA Unified School District GO	5.000%	7/1/15	10,240	11,052
Los Angeles CA Unified School District GO	5.000%	7/1/15	4,200	4,533
Los Angeles CA Unified School District GO	5.000%	7/1/16	19,595	21,967
Los Angeles CA Unified School District GO	5.000%	7/1/17	19,090	22,064
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/16	22,315	25,035
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/16	5,000	5,618
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/19	20,000	24,055
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,847
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/17	5,000	5,733
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/18	750	877
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/19	1,000	1,176
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/20	500	587
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/18	750	877
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/19	500	590
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/19	3,000	3,537
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/20	750	885
Northern California Power Agency Revenue (Hydroelectric Project)	5.000%	7/1/14 (12)	2,760	2,849
Northern California Power Agency Revenue (Hydroelectric Project)	4.000%	7/1/15	3,000	3,182
Northern California Power Agency Revenue (Hydroelectric Project)	5.000%	7/1/15 (12)	4,000	4,313
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/16	2,100	2,321
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/17	3,500	3,937
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/18	1,550	1,764
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/19	1,500	1,712
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/20	4,000	4,554
Orange County CA Airport Revenue	5.000%	7/1/16	3,435	3,824
Orange County CA Transportation Authority Toll Road Revenue	5.000%	8/15/19	1,000	1,175
Orange County CA Water District COP VRDO	0.080%	11/7/13	3,400	3,400
Palomar Pomerado Health California COP	4.500%	11/1/15	2,265	2,339
Palomar Pomerado Health California COP	5.000%	11/1/16	3,500	3,683
Riverside County CA Asset Leasing Corp. Leasehold Revenue (Riverside County Hospital Project)	5.000%	6/1/18	6,500	7,437
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/18	500	586
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/19	850	1,007
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/20	1,750	2,081
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/18	50	55
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/15	700	753
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/16	1,000	1,112
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/16 (4)	7,800	8,748
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	5,000	5,504
Sacramento CA Transportation Authority Sales Tax Revenue VRDO	0.070%	11/7/13	21,500	21,500
Sacramento County CA Airport Revenue	5.000%	7/1/14	6,615	6,802
Sacramento County CA Airport Revenue	5.000%	7/1/15	8,245	8,792
San Bernardino CA City Unified School District GO	5.000%	8/1/18	850	981
San Bernardino CA City Unified School District GO	5.000%	8/1/19 (4)	600	696
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/15	3,000	3,206
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/16	5,445	5,996
2 San Diego CA Community College District GO TOB VRDO	0.090%	11/7/13	4,880	4,880
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/16	11,840	13,189
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/16	14,000	15,595
2 San Diego CA Public Facilities Financing Authority Water Revenue TOB VRDO	0.090%	11/7/13	9,900	9,900
2 San Francisco CA Bay Area Rapid Transit District Sales Tax Revenue TOB VRDO	0.090%	11/7/13	4,095	4,095
San Francisco CA City & County International Airport Revenue	5.000%	5/1/15 (4)	5,000	5,357

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County International Airport Revenue	5.000%	5/1/16	9,120	10,145
San Francisco CA City & County International Airport Revenue	5.000%	5/1/17	16,555	19,002
2 San Francisco CA City & County Public Utilities Commission Water Revenue TOB VRDO	0.090%	11/7/13	2,000	2,000
2 Sonoma County CA Junior College District GO TOB VRDO	0.130%	11/7/13	3,440	3,440
Southern California Public Power Authority Revenue	5.000%	7/1/18	2,000	2,367
Southern California Public Power Authority Revenue (Natural Gas Project)	5.000%	11/1/17	1,000	1,102
Southern California Public Power Authority Revenue (Transmission Project)	5.000%	7/1/17	9,895	11,437
2 Sweetwater CA Unified School District GO TOB VRDO	0.100%	11/7/13 (13)	13,600	13,600
University of California Revenue	5.000%	5/15/17	2,250	2,600
University of California Revenue	5.000%	5/15/18	2,000	2,371
University of California Revenue	5.000%	5/15/19	4,435	5,307
2 University of California Revenue TOB VRDO	0.080%	11/1/13	3,200	3,200
2 University of California Revenue TOB VRDO	0.090%	11/7/13	9,300	9,300
2 University of California Revenue TOB VRDO	0.130%	11/7/13	4,273	4,273
Ventura County CA Public Financing Authority COP	5.000%	8/15/16	2,750	3,065
				1,929,057
Colorado (1.1%)
Colorado (UCDHSC Fitzsimons Academic Projects) COP	5.000%	11/1/18	3,080	3,601
Colorado Department of Transportation Revenue	5.000%	12/15/15 (14)	3,000	3,292
2 Colorado Health Care Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	12,495	12,495
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	7/1/16	5,000	5,559
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	7/1/18	3,000	3,458
2 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	9,995	9,995
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	3.150%	12/1/18	8,465	8,501
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	3,165	3,459
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	6,415	7,010
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	3,715	4,186
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	7,920	8,923
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.100%	11/7/13	22,600	22,600
Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.100%	11/7/13	5,000	5,000
Colorado Springs CO Utility System Revenue	4.000%	11/15/16	1,250	1,376
Colorado Springs CO Utility System Revenue	5.000%	11/15/17	2,100	2,439
Colorado Springs CO Utility System Revenue	5.000%	11/15/18	2,000	2,368
Colorado Springs CO Utility System Revenue	5.000%	11/15/19	3,000	3,575
Denver CO City & County Airport Revenue	5.000%	11/15/14	1,840	1,931
Denver CO City & County Airport Revenue	5.000%	11/15/16	2,500	2,814
Denver CO City & County Airport Revenue	5.000%	11/15/19	1,310	1,542
Denver CO City & County Excise Tax Revenue	5.250%	9/1/18 (4)	2,555	3,011
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/16 (14)	5,000	4,684
E-470 Public Highway Authority Colorado Revenue	5.000%	9/1/17 (14)	500	543
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/20 (14)	2,000	1,562
1 E-470 Public Highway Authority Colorado Revenue PUT	2.800%	9/1/14	16,500	16,543
1 E-470 Public Highway Authority Colorado Revenue PUT	1.830%	9/1/17 (14)	7,000	7,042
Jefferson County CO School District GO	5.000%	12/15/17 (4)	7,985	8,728
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/16 (Prere.)	22,500	25,484
University of Colorado Enterprise System Revenue	5.000%	6/1/18	2,000	2,354
University of Colorado Enterprise System Revenue	5.000%	6/1/19	1,000	1,189
University of Colorado Enterprise System Revenue	5.000%	6/1/19	2,500	2,971
University of Colorado Hospital Authority Revenue	5.000%	11/15/13	1,960	1,964
University of Colorado Hospital Authority Revenue	5.000%	11/15/14	1,000	1,045
University of Colorado Hospital Authority Revenue	5.000%	11/15/16	1,290	1,440
University of Colorado Hospital Authority Revenue VRDO	0.100%	11/7/13 LOC	4,305	4,305
				196,989
Connecticut (2.5%)
Connecticut GO	0.480%	10/31/16	7,000	7,000
Connecticut GO	0.480%	10/31/16	12,735	12,735
Connecticut GO	0.480%	10/31/16	15,825	15,825
Connecticut GO	0.480%	10/31/16	13,315	13,315
Connecticut GO	5.000%	12/1/13 (14)	3,930	3,946
Connecticut GO	5.000%	1/1/14	18,250	18,398
1 Connecticut GO	0.310%	9/15/14	4,375	4,375
Connecticut GO	5.000%	1/1/15	14,710	15,523
Connecticut GO	5.250%	11/1/15	1,000	1,098
Connecticut GO	5.000%	12/1/15 (14)	10,035	10,324
Connecticut GO	5.000%	1/1/16	30,000	32,988
Connecticut GO	5.000%	3/1/16	4,705	5,205
Connecticut GO	5.000%	5/1/16	10,000	11,127
1 Connecticut GO	0.730%	5/15/16	8,300	8,318
1 Connecticut GO	0.510%	9/15/16	3,000	3,002

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Connecticut GO	5.000%	4/1/17	1,165	1,331
1 Connecticut GO	0.850%	5/15/17	20,000	20,177
Connecticut GO	5.000%	7/15/17	5,000	5,758
1 Connecticut GO	0.600%	9/15/17	1,750	1,749
Connecticut GO	5.000%	12/1/17	15,000	16,861
1 Connecticut GO	0.500%	3/1/18	2,500	2,486
1 Connecticut GO	0.960%	4/15/18	6,750	6,816
Connecticut GO	5.000%	6/1/18	14,955	17,540
Connecticut GO	5.000%	7/15/18	10,000	11,756
Connecticut GO	5.000%	11/1/18	1,000	1,182
1 Connecticut GO	0.630%	3/1/19	2,000	1,988
1 Connecticut GO	1.180%	4/15/19	6,000	6,122
Connecticut GO	5.000%	6/1/19	44,265	52,321
1 Connecticut GO	1.000%	9/15/19	3,000	3,010
1 Connecticut GO	0.730%	3/1/20	7,500	7,459
1 Connecticut GO PUT	0.730%	9/15/17	5,400	5,423
1 Connecticut GO PUT	1.430%	3/1/18	17,500	17,847
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/17	2,090	2,327
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/18	3,500	3,955
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/19	4,270	4,823
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/15	1,975	2,122
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/16	5,085	5,650
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/17	2,365	2,695
Connecticut Health & Educational Facilities Authority Revenue (Yale University) PUT	5.000%	2/12/15	20,810	22,071
Connecticut Health & Educational Facilities Authority Revenue (Yale-New Haven Hospital) VRDO	0.090%	11/7/13 LOC	15,900	15,900
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	2/1/14	5,270	5,334
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	2/1/16	5,300	5,842
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.250%	7/1/16 (2)	7,745	8,716
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/17	5,000	5,681
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/18	1,475	1,747
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	12/1/19	4,915	5,870
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	10/1/20	4,085	4,868
				440,606
Delaware (0.2%)
Delaware GO	5.000%	8/1/14 (Prere.)	5,000	5,181
Delaware GO	5.000%	10/1/18	3,540	4,211
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/14	4,070	4,202
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/16	4,485	5,022
University of Delaware Revenue PUT	0.700%	5/1/16	8,750	8,720
				27,336
District of Columbia (0.5%)
1 District of Columbia Income Tax Revenue	0.430%	12/1/13	10,500	10,500
District of Columbia Income Tax Revenue	5.000%	12/1/18	5,500	6,534
2 District of Columbia Income Tax Revenue TOB VRDO	0.090%	11/7/13	7,425	7,425
District of Columbia Revenue (American College of Cardiology) VRDO	0.240%	11/7/13 LOC	39,200	39,200
1 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.560%	6/1/15	7,300	7,324
1 District of Columbia Water & Sewer Authority Public Utility Revenue PUT	0.660%	6/1/16	6,000	6,029
Washington DC Metropolitan Area Transit Authority Revenue	5.000%	7/1/15	3,375	3,630
				80,642
Florida (5.7%)
Alachua County FL Health Facilities Authority Revenue (Shands HealthCare Project)	5.000%	12/1/14	4,390	4,552
Alachua County FL Health Facilities Authority Revenue (Shands HealthCare Project)	5.000%	12/1/15	5,000	5,324
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,583
Broward County FL Airport System Revenue	5.000%	10/1/16	700	786
Broward County FL Airport System Revenue	5.000%	10/1/19	500	584
Broward County FL Airport System Revenue	5.000%	10/1/19	750	876
Broward County FL Airport System Revenue	5.000%	10/1/20	1,060	1,236
Broward County FL Airport System Revenue	5.000%	10/1/21	480	557
Broward County FL School Board COP	5.000%	7/1/18	4,400	5,039
Broward County FL School Board COP	5.000%	7/1/19	8,140	9,362
2 Broward County FL Water & Sewer Utility Revenue TOB VRDO	0.090%	11/7/13	5,665	5,665
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.500%	6/1/14	15,000	15,453
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	3/1/15 (14)	11,000	11,640
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	4.000%	6/1/15	2,500	2,632
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	45,000	48,075
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	5,000	5,342
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	15,000	16,524
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	3/1/17 (14)	900	1,008
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	19,000	21,574
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/18	6,000	6,842

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/17	35,445	39,937
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/18	36,770	41,929
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	19,150	21,882
Escambia County FL Pollution Control Revenue (Gulf Power Co. Project) PUT	1.550%	6/15/16	3,000	3,045
Escambia County FL Solid Waste Disposal System Revenue (Gulf Power Co. Project) PUT	1.350%	6/2/15	3,750	3,789
Florida Board of Education Lottery Revenue	5.000%	7/1/14	8,410	8,681
Florida Board of Education Lottery Revenue	5.000%	7/1/15	8,830	9,513
Florida Board of Education Lottery Revenue	5.000%	7/1/15 (14)	9,555	10,294
Florida Board of Education Lottery Revenue	5.000%	7/1/16	7,500	8,362
Florida Board of Education Lottery Revenue	5.000%	7/1/17	2,500	2,867
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/17	13,700	15,777
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	11,240	13,239
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/18	3,615	4,258
2 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.090%	11/7/13	7,995	7,995
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/14	6,110	6,305
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/15	6,415	6,904
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/18	8,585	10,015
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/19	9,015	10,576
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/14	22,000	22,706
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/15	20,000	21,457
Florida Municipal Power Agency Revenue (St. Lucie Project)	5.000%	10/1/15	2,135	2,314
Florida Municipal Power Agency Revenue (St. Lucie Project)	5.000%	10/1/16	3,290	3,679
Florida Municipal Power Agency Revenue (Stanton II Project)	5.000%	10/1/19	2,800	3,282
Florida Turnpike Authority Revenue	5.000%	7/1/16	3,480	3,891
Florida Turnpike Authority Revenue	5.000%	7/1/19	10,000	11,877
Gainesville FL Utilities System Revenue VRDO	0.080%	11/1/13	1,500	1,500
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/14	2,000	2,096
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/16	2,000	2,249
2 Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group) TOB VRDO	0.090%	11/7/13 (13)	9,365	9,365
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/14	2,000	2,083
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/16	2,505	2,793
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/16	4,675	5,278
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/16	1,500	1,694
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/17	1,000	1,159
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.100%	11/7/13	25,615	25,615
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.100%	11/7/13	35,875	35,875
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/16	15,000	16,867
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/18	1,200	1,411
Jacksonville FL Excise Taxes Revenue	5.000%	10/1/16	1,185	1,330
Kissimmee FL Utility Authority Electric System Revenue	5.250%	10/1/16 (4)	3,750	4,212
1 Lakeland FL Energy System Revenue	0.830%	10/1/17	10,000	10,100
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	4.000%	11/15/18	1,125	1,210
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/19	1,650	1,849
2 Miami-Dade County FL Aviation Revenue (Miami International Airport) TOB VRDO	0.090%	11/7/13 (4)	11,500	11,500
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/18	2,000	2,326
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/19	1,900	2,211
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/20	1,500	1,746
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/19	1,000	1,126
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	4.000%	8/1/20	2,180	2,311
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	5.000%	8/1/21	1,300	1,440
Miami-Dade County FL School Board COP	5.000%	5/1/15 (ETM)	4,000	4,280
Miami-Dade County FL School Board COP	5.000%	8/1/18	4,850	5,578
Miami-Dade County FL School Board COP PUT	5.000%	5/1/14	8,500	8,693
Miami-Dade County FL School Board COP PUT	5.000%	5/1/16	7,000	7,709
2 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,625	16,625
2 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,545	16,545
2 Miami-Dade County FL School Board COP TOB PUT	0.680%	11/7/13 LOC	13,120	13,120
2 Miami-Dade County FL School Board COP TOB PUT	0.680%	12/19/13 LOC	27,245	27,245
2 Miami-Dade County FL School Board COP TOB VRDO	0.090%	11/7/13 (13)	27,700	27,700
2 Miami-Dade County FL School Board COP TOB VRDO	0.180%	11/7/13 (12)	26,500	26,500
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/17	1,110	1,267
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,333
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/19	1,250	1,458
2 Miami-Dade County FL Water & Sewer Revenue TOB VRDO	0.130%	11/7/13 (4)	3,800	3,800
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/16	1,000	1,109

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County FL Health Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/18 (14)	5,770	6,905
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project) VRDO	0.100%	11/7/13 LOC	2,400	2,400
Orange County FL School Board COP	5.000%	8/1/15	2,000	2,154
Orange County FL School Board COP	5.000%	8/1/16	700	779
Orange County FL School Board COP	5.000%	8/1/17	1,500	1,695
Orange County FL School Board COP	5.000%	8/1/18	1,400	1,624
Orange County FL School Board COP	5.000%	8/1/19	1,765	2,061
Orange County FL School Board COP VRDO	0.080%	11/7/13 LOC	28,930	28,930
Orange County FL Tourist Development Revenue	5.000%	10/1/14	8,715	9,075
Orange County FL Tourist Development Revenue	5.000%	10/1/16	16,260	18,146
Orange County FL Tourist Development Revenue	5.000%	10/1/20	2,525	2,908
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/17	2,000	2,288
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/17	4,440	5,079
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/18	2,785	3,241
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/18	9,000	10,472
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/19	3,770	4,410
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/19	10,725	12,544
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/15	3,365	3,663
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/15	3,500	3,810
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/16	5,250	5,923
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/17	3,000	3,482
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/19	5,500	6,548
Palm Beach County FL Airport System Revenue	5.750%	10/1/14 (ETM)	2,060	2,164
Palm Beach County FL Criminal Justice Facilities Revenue	7.200%	6/1/14 (14)	16,300	16,926
Palm Beach County FL Criminal Justice Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,301
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	4.000%	11/1/18	635	684
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/19	2,740	3,075
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/20	1,500	1,676
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/21	750	828
2 Palm Beach County FL School Board COP TOB VRDO	0.090%	11/7/13	11,365	11,365
2 Palm Beach County FL School Board COP TOB VRDO	0.130%	11/7/13	6,100	6,100
Reedy Creek FL Improvement District GO	5.000%	6/1/20	1,000	1,171
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/18	750	870
Seacoast FL Utility Authority Water & Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,290
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	8,725
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/15	10,000	10,817
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/20	1,650	1,907
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/16	3,000	3,387
Tampa FL Hospital Revenue	4.000%	7/1/18	1,625	1,768
Tampa FL Hospital Revenue	5.000%	7/1/19	1,755	1,987
Tampa FL Hospital Revenue	4.000%	7/1/20	1,000	1,064
Tohopekaliga FL Water Authority Utility System Revenue	4.000%	10/1/15	4,305	4,604
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/16	4,515	5,094
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/17	4,505	5,228
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/19	1,165	1,387
Tohopekaliga FL Water Authority Utility System Revenue	5.000%	10/1/20	1,825	2,180
				1,013,271
Georgia (2.9%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/18	2,500	2,896
Atlanta GA Airport Revenue	5.000%	1/1/18	8,500	9,809
Atlanta GA Airport Revenue	5.000%	1/1/18	500	577
Atlanta GA Airport Revenue	5.000%	1/1/20	1,205	1,406
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/14	5,000	5,237
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/16	9,385	10,543
1 Atlanta GA Water & Wastewater Revenue PUT	1.613%	11/1/18	47,300	47,108
Bartow County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Bowen Project) PUT	2.700%	8/23/18	9,000	9,127
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.200%	4/1/14	4,500	4,508
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.200%	4/1/14	5,500	5,510
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.400%	4/1/15	5,500	5,539
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.250%	5/1/15	8,500	8,500
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.550%	6/21/16	20,000	20,044
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	13,000	13,011

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	20,000	20,086
Cobb County GA Hospital Authority Revenue (Equipment Pool Project) VRDO	0.080%	11/7/13 LOC	25,000	25,000
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/17	1,250	1,409
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/18	1,000	1,149
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/18	1,250	1,447
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/19	250	292
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/20	350	410
Dalton GA Development Authority Revenue (Hamilton Health Care System)	3.000%	8/15/14	1,000	1,021
Dalton GA Development Authority Revenue (Hamilton Health Care System)	4.000%	8/15/18	1,000	1,112
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/19	1,000	1,162
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/20	1,500	1,717
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/21	1,000	1,136
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/18	1,000	1,171
DeKalb County GA Water & Sewer Revenue	5.000%	10/1/19	1,300	1,530
Floyd County GA Development Authority Revenue
(Georgia Power Co. Plant Hammond Project) PUT	0.850%	11/19/15	2,500	2,501
2 Fulton County GA Development Authority Revenue
(Piedmont Healthcare Inc. Project) TOB VRDO	0.090%	11/7/13	11,415	11,415
Georgia GO	5.500%	7/1/14 (Prere.)	980	1,015
Georgia GO	5.500%	7/1/14	4,000	4,142
Georgia GO	4.000%	1/1/15	2,360	2,464
Georgia GO	5.000%	7/1/16	9,500	10,644
Georgia GO	5.000%	7/1/16	20,000	22,409
Georgia GO	5.000%	7/1/16	5,000	5,602
Georgia GO	5.500%	7/1/16	4,020	4,161
Georgia GO	5.000%	10/1/16	1,910	2,159
Georgia GO	5.000%	7/1/17	2,840	3,283
Georgia GO	5.000%	7/1/17	13,695	15,829
Georgia GO	5.000%	7/1/18	2,340	2,768
Georgia GO	5.000%	7/1/18	23,330	27,598
Georgia GO	4.000%	11/1/18	11,000	12,567
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/17	1,400	1,576
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/18	3,600	4,145
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/19	1,000	1,161
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/20	750	871
Georgia Road & Tollway Authority Revenue	5.000%	6/1/14	16,000	16,443
Georgia Road & Tollway Authority Revenue	5.000%	10/1/16	6,000	6,782
Georgia Road & Tollway Authority Revenue	5.000%	10/1/18	18,240	21,688
Georgia Road & Tollway Authority Revenue (Federal Highway Grant)	5.000%	6/1/16	8,000	8,902
Gwinnett County GA School District GO	5.000%	2/1/19	1,500	1,782
Gwinnett County GA School District GO	5.000%	2/1/20	1,000	1,199
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/17	1,675	1,939
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/18	4,335	5,128
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/14	5,000	5,076
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/16	16,070	17,260
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	5,300	5,780
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	7,050	7,747
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	6,555	7,230
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	1,885	2,087
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/19	1,160	1,287
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	1,805	1,992
Municipal Electric Authority Georgia Revenue	5.000%	1/1/16	5,285	5,778
Municipal Electric Authority Georgia Revenue	5.000%	1/1/20	12,555	14,595
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/17	1,500	1,730
Municipal Electric Authority Georgia Revenue (Combined Cycle Project)	5.000%	11/1/18	1,250	1,465
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.000%	1/1/15	2,060	2,171
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.750%	1/1/19	4,015	4,739
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/14	4,995	5,035
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/15	3,685	3,883
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/17	8,165	9,208
2 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.090%	11/7/13	2,065	2,065
Private Colleges & University Authority of Georgia Revenue (Emory University) VRDO	0.060%	11/7/13	11,300	11,300
Savannah GA Economic Development Authority Pollution Control Revenue
(International Paper Co. Projects)	5.100%	8/1/14	3,000	3,086
				516,144
Hawaii (0.9%)
Hawaii GO	5.000%	5/1/14 (Prere.)	9,840	10,078
Hawaii GO	5.000%	6/1/16 (ETM)	3,115	3,477
Hawaii GO	5.000%	6/1/16	13,920	15,536
Hawaii GO	5.000%	12/1/18	17,250	20,493

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hawaii GO	5.000%	6/1/19	6,960	8,268
Hawaii GO	5.000%	6/1/19	2,370	2,816
Hawaii GO	5.000%	11/1/19	11,960	14,292
Hawaii GO	5.000%	11/1/19	40,725	48,667
Hawaii GO	5.000%	12/1/19	5,000	5,982
Hawaii Highway Revenue	5.500%	7/1/18	2,000	2,388
Hawaii Highway Revenue	5.000%	1/1/20	1,000	1,181
Honolulu HI City & County GO	5.000%	8/1/17	4,130	4,788
Honolulu HI City & County GO	5.000%	8/1/18	2,715	3,219
Honolulu HI City & County GO	5.000%	11/1/18	4,000	4,766
Honolulu HI City & County GO	5.000%	11/1/19	6,000	7,185
				153,136
Idaho (0.1%)
Idaho Building Authority Revenue (Prison Facilities Project) VRDO	0.080%	11/7/13	25,340	25,340

Illinois (4.6%)
Chicago IL Board of Education GO	0.000%	12/1/13 (14)	13,400	13,393
Chicago IL Board of Education GO	5.000%	12/1/14	1,545	1,612
Chicago IL Board of Education GO	5.000%	12/1/16	2,500	2,732
Chicago IL Board of Education GO	5.000%	12/1/18 (12)	7,305	8,050
Chicago IL Board of Education GO	5.250%	12/1/18 (14)	4,970	5,491
Chicago IL Board of Education GO	5.250%	12/1/19 (14)(3)	1,000	1,089
1 Chicago IL Board of Education GO PUT	0.705%	6/2/16	27,500	26,651
2 Chicago IL Board of Education GO TOB PUT	0.810%	11/21/13 LOC	85,000	85,000
2 Chicago IL Board of Education GO TOB VRDO	0.530%	11/7/13 (4)	4,995	4,995
Chicago IL GO	5.000%	1/1/14 (Prere.)	4,135	4,168
Chicago IL GO	5.000%	1/1/14 (ETM)	37,590	37,893
Chicago IL GO	5.500%	1/1/16 (4)	6,070	6,580
Chicago IL GO	5.000%	12/1/18	2,000	2,206
Chicago IL GO	5.000%	1/1/19	5,750	6,134
Chicago IL GO	5.000%	1/1/19 (4)	4,645	4,848
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/18	5,000	5,864
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/14 (4)	4,035	4,067
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/17	7,500	8,453
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/17	750	845
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/17 (14)	4,540	5,117
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	1,500	1,692
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	1,250	1,429
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19	1,000	1,132
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19	1,000	1,150
2 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.120%	11/7/13 LOC	23,925	23,925
2 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.230%	11/7/13 (4)	21,135	21,135
Chicago IL Water Revenue	5.000%	11/1/18	675	764
Cook County IL Forest Preservation District GO	5.000%	12/15/17	1,000	1,142
Cook County IL Forest Preservation District GO	5.000%	12/15/18	1,000	1,157
Cook County IL Forest Preservation District GO	5.000%	12/15/19	1,580	1,830
Cook County IL GO	5.000%	11/15/19	1,500	1,709
Illinois Development Finance Authority Hospital Revenue
(Evanston Northwestern Healthcare Corp.) VRDO	0.050%	11/1/13	8,700	8,700
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	3.375%	2/3/14	5,000	5,040
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	1.875%	2/12/15	5,000	5,087
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.125%	7/1/14	2,875	2,906
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.625%	8/1/15	2,500	2,577
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	5/1/19	26,795	30,425
Illinois Finance Authority Revenue (Advocate Health Care) PUT	5.000%	1/15/20	5,850	6,607
2 Illinois Finance Authority Revenue (Advocate Health Care) TOB VRDO	0.090%	11/7/13	14,840	14,840
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/15	10,000	10,581
Illinois Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	5/1/17	2,500	2,797
Illinois Finance Authority Revenue (Carle Foundation)	5.000%	8/15/17	1,500	1,671
2 Illinois Finance Authority Revenue (Carle Foundation) TOB VRDO	0.200%	11/7/13 (12)	15,000	15,000
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/19	1,115	1,260
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/20	2,940	3,297
2 Illinois Finance Authority Revenue (Chicago University) TOB VRDO	0.090%	11/7/13	9,990	9,990
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.250%	8/15/16	4,270	4,721
Illinois Finance Authority Revenue (Elmhurst Memorial Healthcare) VRDO	0.080%	11/1/13 LOC	14,400	14,400
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/18	4,000	4,608
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/19	4,205	4,863
Illinois Finance Authority Revenue (Hospital Sister Services Inc.)	5.000%	8/15/20	4,210	4,835
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.000%	8/15/14	5,500	5,696
2 Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.090%	11/1/13	9,800	9,800
Illinois Finance Authority Revenue (Palos Community Hospital)	5.000%	5/15/16	1,500	1,649

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois Finance Authority Revenue (Palos Community Hospital)	5.000%	5/15/17	2,500	2,820
Illinois Finance Authority Revenue (Trinity Health Corp.)	3.000%	12/1/17	3,075	3,274
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/15	1,500	1,616
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/19	1,745	2,060
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/20	7,000	8,262
Illinois GO	5.500%	8/1/14 (14)	8,295	8,590
Illinois GO	5.000%	8/1/17	30,000	33,266
Illinois GO	5.500%	8/1/17 (14)	1,425	1,606
Illinois GO	5.000%	8/1/18	22,000	24,605
Illinois GO	5.000%	3/1/19	6,500	7,227
Illinois GO	5.000%	7/1/19	4,700	5,234
Illinois GO	5.000%	8/1/19	14,750	16,432
Illinois GO	5.000%	3/1/20	4,000	4,399
Illinois GO	5.000%	7/1/20	12,500	13,731
Illinois GO	5.000%	8/1/20	10,500	11,529
Illinois Health Facilities Authority Revenue (Advocate Health Care Network) PUT	4.375%	7/1/14	3,710	3,812
Illinois Sales Tax Revenue	5.000%	6/15/15	10,110	10,858
Illinois Sales Tax Revenue	5.000%	6/15/16	10,000	11,097
Illinois Sales Tax Revenue	5.000%	6/15/19	14,220	16,475
Illinois Sales Tax Revenue	5.000%	6/15/20	12,500	14,494
Illinois Toll Highway Authority Revenue	5.000%	1/1/15 (4)	17,970	18,938
Illinois Toll Highway Authority Revenue	5.000%	12/1/17	6,500	7,461
Illinois Toll Highway Authority Revenue	5.000%	12/1/18	7,000	8,125
2 Illinois Toll Highway Authority Toll Highway Revenue TOB VRDO	0.090%	11/7/13	7,915	7,915
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/15	6,270	6,736
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/15	3,000	3,286
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/18	7,500	8,375
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/18	7,000	7,672
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/19	3,500	3,734
Lake County IL Community High School District No. 117 GO	0.000%	12/1/17 (14)(3)	5,155	4,679
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/21 (14)	16,675	12,404
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/22	2,500	2,791
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/14	10,000	10,248
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/15	5,000	5,320
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/16	10,000	10,967
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	9,500	10,650
2 University of Illinois Auxiliary Facilities System Revenue TOB VRDO	0.100%	11/7/13	9,455	9,455
				803,746
Indiana (1.1%)
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/16	4,810	5,367
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/19	50	57
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/13	3,000	3,000
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/14	3,485	3,645
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/15	2,515	2,732
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/15	3,570	3,877
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/16	3,000	3,364
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/20	860	985
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/18	10,445	11,938
Indiana Finance Authority Hospital Revenue (Indiana University Health Obligated Group)	5.000%	3/1/19	5,000	5,726
Indiana Finance Authority Hospital Revenue (Parkview Health System)	5.000%	5/1/19	1,650	1,890
Indiana Finance Authority Lease Revenue	5.000%	11/1/13	10,585	10,585
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/18	825	923
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/19	1,000	1,116
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/20	1,300	1,449
Indiana Finance Authority Revenue (State Revolving Fund)	5.000%	2/1/17	7,625	8,697
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/18	1,000	1,155
Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) PUT	4.100%	11/3/16	10,000	10,870
2 Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.090%	11/1/13	1,140	1,140
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	6/1/15	14,825	15,802
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	5.000%	7/28/16	2,695	2,989
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	7,000	7,033
Indiana Municipal Power Agency Revenue	5.000%	1/1/18	1,500	1,736
Indiana University Student Fee Revenue	5.000%	8/1/17	1,000	1,156

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Indiana University Student Fee Revenue	5.000%	6/1/18	1,000	1,177
Indiana University Student Fee Revenue	5.000%	8/1/18	4,000	4,724
Indiana University Student Fee Revenue	5.000%	6/1/19	1,500	1,784
Ivy IN Tech Community College Revenue	5.000%	7/1/19	850	998
Ivy IN Tech Community College Revenue	5.000%	7/1/20	500	588
Purdue University Indiana University Student Fee Revenue	4.500%	7/1/16	1,500	1,658
Purdue University Indiana University Student Fee Revenue	5.000%	7/1/16	1,300	1,454
Purdue University Indiana University Student Fee Revenue	5.000%	7/1/17	1,000	1,155
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	11,000	11,333
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/17	3,455	3,695
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/17	3,520	3,785
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/18	3,590	3,862
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	7/1/18	3,665	3,956
Terre Haute IN Sanitation District Special Tax Revenue	4.000%	1/1/19	3,740	4,014
2 Tri-Creek Middle School Building Corp. Indiana Revenue TOB VRDO	0.090%	11/7/13	14,210	14,210
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project)	5.000%	7/1/17	5,000	5,677
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project) PUT	2.800%	6/2/14	28,000	28,372
				199,674
Iowa (0.4%)
Iowa Board of Regents Hospital Revenue (University of Iowa Hospitals & Clinics)	4.000%	9/1/19	5,675	6,338
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.000%	2/15/14 (12)	2,800	2,836
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.000%	2/15/15 (12)	2,395	2,526
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.000%	2/15/16 (12)	1,655	1,807
Iowa Finance Authority Healthcare Revenue (Genesis Health System)	5.000%	7/1/14	1,065	1,098
Iowa Finance Authority Healthcare Revenue (Genesis Health System)	5.000%	7/1/16	2,320	2,562
Iowa Finance Authority Healthcare Revenue (Genesis Health System)	5.000%	7/1/19	4,075	4,638
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.000%	12/1/19	40,500	39,260
Iowa Higher Education Loan Authority Revenue Private College Facility (Grinnell College Project)	4.000%	12/1/17	1,300	1,458
Iowa Student Loan Liquidity Corp. Revenue	5.000%	12/1/15	5,620	6,001
				68,524
Kansas (0.3%)
Kansas Department of Transportation Highway Revenue VRDO	0.090%	11/7/13	12,500	12,500
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/17	1,000	1,112
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/18	1,035	1,173
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/19	1,150	1,305
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.000%	1/1/15	2,895	3,046
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	5,615	6,132
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	5,670	6,383
Kansas Development Finance Authority Revenue (Wichita State University Projects)	5.000%	6/1/18	2,420	2,814
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/14	1,470	1,527
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/15	2,000	2,144
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/15 (ETM)	4,000	4,379
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/17 (ETM)	1,130	1,317
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/18 (ETM)	2,250	2,669
				46,501
Kentucky (0.6%)
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/18	2,500	2,919
Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives) PUT	5.000%	11/11/14	17,000	17,760
Kentucky Property & Building Commission Revenue	5.250%	10/1/15 (4)	40,000	43,660
Kentucky Property & Building Commission Revenue	5.250%	10/1/16 (4)	6,100	6,900
Kentucky Property & Building Commission Revenue	5.000%	11/1/16	5,340	6,010
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/18	2,500	2,934
Louisville & Jefferson County KY Metropolitan Government Environmental Facilities Revenue
(Louisville Gas & Electric Co. Project) PUT	1.150%	6/1/17	5,000	4,961
Louisville & Jefferson County KY Metropolitan Government Environmental Facilities Revenue
(Louisville Gas & Electric Co. Project) PUT	1.600%	6/1/17	9,500	9,581
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	8/1/16	990	1,077
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/18	1,100	1,252
				97,054
Louisiana (0.7%)
Ernest N. Morial - New Orleans Exhibition Hall Authority Special Tax Revenue	4.000%	7/15/18	1,040	1,154
Ernest N. Morial - New Orleans Exhibition Hall Authority Special Tax Revenue	5.000%	7/15/19	1,190	1,377

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.250%	6/1/14 (2)	5,000	5,133
1 Louisiana Gasoline & Fuel Tax Revenue PUT	0.595%	5/1/17	44,500	44,241
2 Louisiana Gasoline & Fuel Tax Revenue TOB VRDO	0.080%	11/7/13	29,065	29,065
Louisiana GO	5.250%	8/1/16 (14)	5,000	5,436
Louisiana Housing Finance Agency Single Family Mortgage Revenue (Home Ownership Program)	5.850%	6/1/38	2,490	2,657
Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.100%	10/1/14	3,500	3,543
Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.125%	10/1/15	5,000	5,098
Louisiana Offshore Terminal Authority Deep Water Port Revenue (LOOP LLC Project) PUT	2.200%	10/1/17	4,125	4,129
Louisiana Public Facilities Authority Revenue (CHRISTUS Health)	5.000%	7/1/15 (4)	1,320	1,407
Louisiana Public Facilities Authority Revenue (Entergy Gulf States Project)	2.875%	11/1/15	2,250	2,310
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/14	3,950	4,031
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	1,050	1,215
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/19	1,250	1,442
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/20	1,100	1,251
New Orleans LA GO	5.000%	12/1/18	4,065	4,660
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/19	2,500	2,817
Tobacco Settlement Financing Corp. Louisiana Revenue	5.000%	5/15/20	7,935	8,939
				129,905
Maine (0.0%)
Maine Municipal Bond Bank Infrastructure Revenue (Transcap Project)	5.000%	9/1/16	4,225	4,741

Maryland (2.7%)
Anne Arundel County MD GO	5.000%	4/1/19	6,960	8,287
Baltimore County MD GO	5.000%	2/1/18	2,900	3,398
Baltimore County MD GO	5.000%	2/1/18	9,000	10,547
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/17	500	581
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/18	2,280	2,701
Howard County MD GO	5.000%	8/15/19	5,000	5,989
Maryland Department of Transportation Revenue	4.000%	5/15/15	6,250	6,608
Maryland Department of Transportation Revenue	5.000%	5/1/18	3,250	3,824
Maryland Department of Transportation Revenue	5.000%	5/1/19	14,000	16,693
Maryland GO	5.000%	8/1/14	10,000	10,362
Maryland GO	5.000%	3/1/16	10,000	11,070
Maryland GO	5.000%	11/1/16	15,350	17,399
Maryland GO	5.000%	8/1/17	8,495	9,841
Maryland GO	5.000%	8/1/17	5,000	5,792
Maryland GO	5.000%	8/1/17	5,070	5,873
Maryland GO	5.000%	8/1/17	26,445	30,634
Maryland GO	5.000%	3/1/18	1,150	1,350
Maryland GO	5.250%	3/1/18	2,400	2,844
Maryland GO	5.000%	8/1/18	28,795	34,123
Maryland GO	5.000%	8/1/18	24,160	28,630
Maryland GO	5.000%	11/1/18	2,525	3,007
Maryland GO	5.000%	3/1/19	18,190	21,668
Maryland GO	5.000%	3/15/19	7,625	9,089
Maryland GO	5.000%	3/15/19	7,300	8,702
Maryland GO	5.000%	11/1/19	4,265	5,135
Maryland GO	5.000%	3/1/20	34,535	41,523
Maryland GO	4.500%	8/1/20	4,215	4,937
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/18	835	929
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	4.000%	7/1/19	850	942
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/20	1,000	1,150
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	1.270%	11/15/16	2,000	2,026
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.949%	11/15/17	5,980	5,998
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.949%	11/15/17	19,500	19,559
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.700%	5/15/18	5,500	5,421
1 Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	0.720%	5/15/18	8,500	8,385
Maryland Health & Higher Educational Facilities Authority Revenue (Loyola University)	5.000%	10/1/18	1,095	1,279
Maryland Health & Higher Educational Facilities Authority Revenue (Medstar Health)	5.000%	8/15/17	1,500	1,701
Maryland Health & Higher Educational Facilities Authority Revenue (Medstar Health)	5.000%	8/15/18	1,400	1,615
Maryland Health & Higher Educational Facilities Authority Revenue (Medstar Health)	5.000%	8/15/19	1,400	1,608
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/14	3,150	3,244
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/15	5,900	6,300
Maryland Transportation Authority Facilities Projects Revenue	5.000%	7/1/14	9,615	9,925

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maryland Transportation Authority Facilities Projects Revenue	5.000%	7/1/15	9,995	10,774
Maryland Transportation Authority GAN	5.000%	3/1/14	8,000	8,129
Montgomery County MD GO	5.000%	5/1/14	12,310	12,608
Montgomery County MD GO	5.000%	11/1/16	4,730	5,361
Montgomery County MD GO	5.000%	7/1/18	32,050	37,914
Montgomery County MD GO	5.000%	11/1/19	2,840	3,419
Washington Suburban Sanitation District Maryland GO	4.000%	6/1/14	8,500	8,691
Washington Suburban Sanitation District Maryland GO	4.000%	6/1/16	2,630	2,871
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/17	4,000	4,613
Washington Suburban Sanitation District Maryland GO	5.000%	6/1/18	2,735	3,230
				478,299
Massachusetts (3.5%)
Massachusetts Bay Transportation Authority Assessment Revenue	5.000%	7/1/18	1,250	1,479
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/18 (Prere.)	10,000	11,805
2 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.300%	11/7/13	19,939	19,939
Massachusetts College Building Authority Revenue	5.000%	5/1/21	5,495	6,534
Massachusetts Department of Transportation Metropolitan Highway System Revenue VRDO	0.100%	11/7/13	8,955	8,955
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/18	1,245	1,417
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/19	1,215	1,384
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/14	890	912
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/15	1,000	1,058
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/16	1,600	1,735
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/17	2,060	2,271
Massachusetts Development Finance Agency Revenue (Boston University)	2.875%	10/1/14	5,000	5,124
Massachusetts Development Finance Agency Revenue (Boston University)	2.875%	10/1/14	2,500	2,562
1 Massachusetts Development Finance Agency Revenue (Boston University) PUT	0.630%	9/30/16	7,500	7,488
Massachusetts Development Finance Agency Revenue (Dominion Energy Brayton Project) PUT	2.250%	9/1/16 (Prere.)	40,500	42,399
Massachusetts Development Finance Agency Revenue (Partners Healthcare)	5.000%	7/1/20	800	943
Massachusetts Development Finance Agency Revenue (Partners Healthcare) PUT	5.000%	1/14/16	6,000	6,549
1 Massachusetts GO	0.560%	2/1/14	15,000	15,000
Massachusetts GO	5.000%	8/1/14	11,635	12,055
Massachusetts GO	5.000%	8/1/14	11,965	12,397
Massachusetts GO	5.000%	11/1/14	2,350	2,463
Massachusetts GO	5.000%	3/1/15 (Prere.)	3,840	4,083
Massachusetts GO	5.000%	3/1/15 (Prere.)	5,000	5,316
Massachusetts GO	5.000%	8/1/15 (4)	10,000	10,825
1 Massachusetts GO	0.530%	9/1/15	11,500	11,552
1 Massachusetts GO	0.560%	2/1/16	15,645	15,596
Massachusetts GO	5.000%	10/1/16	6,800	7,667
1 Massachusetts GO	0.420%	1/1/17	10,000	9,983
Massachusetts GO	5.000%	10/1/17	23,000	26,696
Massachusetts GO	5.500%	11/1/17	2,100	2,485
Massachusetts GO	5.500%	12/1/17 (14)	3,255	3,862
1 Massachusetts GO	0.510%	1/1/18	5,000	5,006
Massachusetts GO	5.250%	8/1/18 (4)	5,060	6,063
Massachusetts GO	5.500%	8/1/18 (14)	2,000	2,420
Massachusetts GO	5.000%	10/1/18	30,000	35,759
Massachusetts GO	5.500%	10/1/18	4,955	6,025
Massachusetts GO	5.500%	10/1/18 (4)	10,200	12,402
Massachusetts GO	5.000%	12/1/18	30,000	35,916
Massachusetts GO	5.500%	12/1/19 (14)	9,160	11,243
Massachusetts GO	5.000%	4/1/20	45,000	53,795
2 Massachusetts GO TOB VRDO	0.090%	11/1/13	6,900	6,900
Massachusetts Health & Educational Facilities Authority Revenue (Amherst College) PUT	1.700%	11/1/16	5,870	5,979
2 Massachusetts Health & Educational Facilities Authority Revenue (Harvard University) TOB VRDO	0.080%	11/1/13	6,500	6,500
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/14	2,945	3,074
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/17	5,000	5,728
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University) PUT	2.700%	2/20/14	4,980	5,014
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System)	5.000%	7/1/16	2,000	2,227
Massachusetts Health & Educational Facilities Authority Revenue
(Partners Healthcare System) VRDO	0.080%	11/7/13	3,100	3,100
Massachusetts Health & Educational Facilities Authority Revenue (Tufts University) VRDO	0.070%	11/1/13	4,600	4,600
Massachusetts Municipal Wholesale Electric Co. Power System Revenue	5.000%	7/1/15	2,500	2,690
Massachusetts Municipal Wholesale Electric Co. Power System Revenue	5.000%	7/1/17	7,500	8,521
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	6,000	6,729
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	1,930	2,092
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	5,230	5,668
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	16,725	18,126
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/19	2,250	2,671
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/19	15,000	17,874
2 Massachusetts School Building Authority Dedicated Sales Tax Revenue TOB VRDO	0.090%	11/7/13	10,000	10,000

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/14 (Prere.)	10,000	10,085
Massachusetts Special Obligation Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	4,550	4,593
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/17	1,500	1,736
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/18	1,810	2,020
Massachusetts Water Pollution Abatement Trust Revenue	5.000%	8/1/18	3,000	3,543
Massachusetts Water Pollution Abatement Trust Revenue	5.250%	8/1/18	1,000	1,192
Massachusetts Water Pollution Abatement Trust Revenue	5.250%	8/1/18	2,065	2,462
Massachusetts Water Resources Authority Revenue	5.000%	8/1/20	5,510	6,465
2 Massachusetts Water Resources Authority Revenue TOB VRDO	0.090%	11/7/13	4,495	4,495
2 Massachusetts Water Resources Authority Revenue TOB VRDO	0.390%	11/7/13 (4)LOC	27,455	27,455
University of Massachusetts Building Authority Revenue	5.000%	11/1/16	7,555	8,535
				621,237
Michigan (2.1%)
Clarkston MI Community School GO	5.000%	5/1/14 (4)	5,180	5,304
Detroit MI GO	5.000%	4/1/14 (12)	2,735	2,730
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/17	625	676
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/18	1,225	1,331
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	11/15/16	1,050	1,170
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	11/15/17	1,500	1,708
Michigan Building Authority Revenue	5.000%	10/15/16	2,750	3,082
Michigan Building Authority Revenue	5.000%	10/15/17	1,250	1,423
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/17	500	543
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/18	500	542
Michigan Finance Authority Revenue (Sparrow Obligated Group)	4.000%	11/15/19	600	645
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	4.000%	10/1/17	1,150	1,288
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/18	500	590
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/19	1,500	1,778
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	1/1/17	1,000	1,135
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	50,500	59,285
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/19	39,000	46,087
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	11,250	12,306
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/23	15,000	15,440
Michigan GO	5.000%	5/1/14	12,000	12,284
Michigan Higher Education Facilities Authority Revenue (Albion College Project) VRDO	0.090%	11/7/13 LOC	27,395	27,395
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/17	5,000	5,725
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	2.625%	6/30/14	20,000	20,328
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/1/17	12,845	12,884
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.500%	11/15/15	2,000	2,160
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.000%	11/15/16	6,140	6,729
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/18	3,200	3,685
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/19	3,350	3,876
Michigan Hospital Finance Authority Revenue (McLaren Health Care) VRDO	0.080%	11/7/13 LOC	5,925	5,925
Michigan Hospital Finance Authority Revenue (Trinity Health)	5.000%	12/1/15	1,000	1,087
Michigan Hospital Finance Authority Revenue (Trinity Health) PUT	6.000%	12/1/17	5,000	5,840
Michigan Housing Development Authority Single Family Mortgage Revenue VRDO	0.080%	11/7/13	1,280	1,280
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/15	2,315	2,516
Michigan State University Revenue	5.000%	2/15/14	5,385	5,459
Michigan State University Revenue	5.000%	8/15/14	7,005	7,265
Michigan State University Revenue	5.000%	2/15/15	3,910	4,141
Michigan State University Revenue	5.000%	8/15/15	1,000	1,080
Michigan State University Revenue	5.000%	2/15/17	6,135	6,959
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	5.500%	8/1/16	7,425	8,204
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	20,000	20,438
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	5.250%	8/1/16	5,000	5,485
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/16	2,385	2,591
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/17	2,880	3,179
1 Saline MI Area Schools GO PUT	0.630%	11/2/15	9,765	9,751
University of Michigan Revenue	4.000%	4/1/16	10,650	11,542
University of Michigan Revenue	4.000%	4/1/17	11,385	12,633
				367,504
Minnesota (1.0%)
Maple Grove MN Health Care Facilities Revenue (Maple Grove Hospital Corp.)	5.000%	5/1/14	1,000	1,018
Maple Grove MN Health Care Facilities Revenue (Maple Grove Hospital Corp.)	5.000%	5/1/15	1,245	1,308
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/15	1,700	1,851
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/16	1,900	2,138
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Children’s Hospital Clinics) VRDO	0.170%	11/1/13 (4)	24,800	24,800
Minnesota 911 Revenue	5.000%	6/1/18	2,320	2,722
Minnesota General Fund Revenue	5.000%	3/1/19	6,410	7,585

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Minnesota GO	4.000%	12/1/13	3,900	3,913
Minnesota GO	5.000%	12/1/13 (ETM)	10,615	10,658
Minnesota GO	5.000%	8/1/14	6,970	7,223
Minnesota GO	5.000%	12/1/14	8,145	8,570
Minnesota GO	5.000%	10/1/15	13,970	15,217
Minnesota GO	5.000%	12/1/15	8,145	8,934
Minnesota GO	5.000%	10/1/16	5,000	5,648
Minnesota GO	5.000%	12/1/16	8,150	9,258
Minnesota GO	5.000%	10/1/17	2,275	2,645
Minnesota GO	5.000%	8/1/18	8,375	9,916
Minnesota GO	5.000%	8/1/18	3,825	4,529
Minnesota GO	5.000%	8/1/18	3,000	3,552
Minnesota GO	5.000%	11/1/19	2,000	2,403
Minnesota Higher Education Facilities Authority Revenue (Carleton College) VRDO	0.090%	11/7/13	12,010	12,010
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/18	8,500	9,965
St. Cloud MN Health Care Revenue (Centracare Health System)	5.000%	5/1/15	1,170	1,249
St. Cloud MN Health Care Revenue (Centracare Health System)	5.000%	5/1/16	1,250	1,382
St. Cloud MN Health Care Revenue (Centracare Health System)	5.000%	5/1/17	1,000	1,135
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/14	5,250	5,414
University of Minnesota Revenue	5.000%	8/1/17	3,215	3,698
University of Minnesota Revenue	5.000%	12/1/17	10,000	11,684
				180,425
Mississippi (0.3%)
DeSoto County MS School District GO	5.000%	5/1/18	10,340	12,098
DeSoto County MS School District GO	5.000%	5/1/19	8,000	9,450
Mississippi GO	5.250%	11/1/14	8,970	9,423
Mississippi GO	5.000%	11/1/15 (14)	7,475	8,165
1 Mississippi GO	0.610%	9/1/17	5,680	5,714
Mississippi Hospital Equipment & Facilities Authority Revenue (Baptist Health System)	5.000%	8/15/15	1,500	1,601
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi Health Services)	5.000%	10/1/17	2,500	2,851
Mississippi Hospital Equipment & Facilities Authority Revenue
(North Mississippi Health Services) VRDO	0.070%	11/7/13	6,420	6,420
				55,722
Missouri (0.5%)
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/19	2,000	2,308
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/20	1,000	1,151
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/13 (Prere.)	15,320	15,320
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/17	3,270	3,809
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/18	1,445	1,717
Kansas City MO Airport Revenue	5.000%	9/1/18	1,500	1,740
Kansas City MO Airport Revenue	5.000%	9/1/19	2,715	3,159
Missouri Board of Public Buildings Special Obligation Revenue	5.000%	10/1/19	17,225	20,615
Missouri Development Finance Board Cultural Facilities Revenue
(Nelson Gallery Foundation) VRDO	0.080%	11/1/13	4,400	4,400
Missouri Environmental Improvement & Energy Resources Authority Revenue
(Kansas City Power & Light)	1.250%	7/1/17	4,200	4,208
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/16	1,500	1,635
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/17	1,500	1,666
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/18	2,890	3,255
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/19	3,040	3,423
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/20	3,085	3,443
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	5.000%	7/1/18	1,295	1,500
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/17	2,000	2,220
St. Louis MO Municipal Finance Corp. Lease Revenue (City Justice Center Project)	5.000%	2/15/18	4,000	4,507
				80,076
Montana (0.1%)
Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/16	5,870	6,410
Montana Facility Finance Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/17	5,305	5,972
				12,382
Nebraska (0.2%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.000%	12/1/15	5,000	5,342
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/18	500	570

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/19	750	814
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/20	600	643
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/19	1,500	1,747
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/20	1,350	1,573
Nebraska Investment Finance Authority Single Family Housing Revenue	3.000%	3/1/43	5,250	5,466
Nebraska Investment Finance Authority Single Family Housing Revenue	3.000%	9/1/43	4,500	4,672
Nebraska Public Power District Revenue	4.000%	1/1/15	1,000	1,044
Nebraska Public Power District Revenue	5.000%	1/1/16	1,000	1,098
Nebraska Public Power District Revenue	5.000%	1/1/17	1,000	1,134
Nebraska Public Power District Revenue	5.000%	1/1/18	1,500	1,738
Nebraska Public Power District Revenue	5.000%	1/1/19	1,000	1,172
Nebraska Public Power District Revenue	5.000%	1/1/19	1,000	1,172
Omaha NE Public Power District Electric Revenue	5.500%	2/1/14	680	689
University of Nebraska Facilities Corp. Revenue (UNMC Eye Institute)	5.000%	3/1/18	8,850	10,351
University of Nebraska Student Fee Revenue	5.000%	7/1/18	1,500	1,766
				40,991
Nevada (0.5%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/17	1,915	2,129
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/19	1,030	1,151
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/20	1,165	1,297
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/14	6,100	6,288
Clark County NV School District GO	5.000%	6/15/14 (14)	9,680	9,970
Clark County NV School District GO	5.000%	6/15/14	4,000	4,120
Clark County NV School District GO	5.000%	6/15/15 (4)	17,760	19,054
Clark County NV School District GO	5.000%	6/15/15 (2)	5,020	5,386
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.000%	7/1/14	8,000	8,247
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.500%	12/1/14 (14)	5,905	6,241
Nevada Unemployment Compensation Revenue	4.000%	6/1/15	5,500	5,818
Nevada Unemployment Compensation Revenue	4.000%	12/1/15	6,250	6,715
Nevada Unemployment Compensation Revenue	5.000%	12/1/17	6,000	6,979
				83,395
New Hampshire (0.2%)
Manchester NH General Airport Revenue	5.000%	1/1/15	2,475	2,578
Manchester NH General Airport Revenue	5.000%	1/1/15	1,470	1,531
New Hampshire GO	5.000%	8/15/17	3,200	3,690
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) VRDO	0.070%	11/1/13	4,900	4,900
New Hampshire Health & Education Facilities Authority Revenue
(University System of New Hampshire)	5.000%	7/1/14	8,430	8,699
New Hampshire Municipal Bond Bank Revenue	5.000%	8/15/16	4,280	4,801
				26,199
New Jersey (5.2%)
Gloucester County NJ Improvement Authority Solid Waste Resource Revenue PUT	2.125%	12/1/17	3,000	3,005
New Jersey Building Authority Revenue	5.000%	6/15/14	6,790	6,993
New Jersey Building Authority Revenue	5.000%	6/15/15	7,650	8,216
New Jersey COP	5.000%	6/15/16	6,695	7,408
New Jersey Economic Development Authority Revenue	5.000%	3/1/18	14,425	16,665
New Jersey Economic Development Authority Revenue	5.000%	3/1/19	29,800	34,512
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/18	7,235	8,111
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/19	3,000	3,365
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/20	7,000	7,790
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/14 (ETM)	10,145	10,309
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/14	4,420	4,491
1 New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.660%	2/1/15	9,000	9,006
1 New Jersey Economic Development Authority Revenue (School Facilities Construction)	1.780%	2/1/16	9,500	9,653
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16	32,425	36,657
1 New Jersey Economic Development Authority Revenue (School Facilities Construction)	0.980%	2/1/17	14,000	14,065
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/17	6,450	7,401
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/17	7,500	8,606
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/17	14,300	16,523
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/18 (14)	5,000	5,946
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/19	15,000	17,372
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/20	9,235	10,718
New Jersey Economic Development Authority Revenue (School Facilities Construction) PUT	5.000%	9/1/14 (Prere.)	10,000	10,401
New Jersey Economic Development Authority Revenue
(Kapkowski Road Landfill Improvement District Project (City of Elizabeth))	6.375%	5/15/14 (Prere.)	30,500	31,514
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/15	2,525	2,666

Limited-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New Jersey Economic Development Authority Revenue
	(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/16	2,905	3,155
	New Jersey Economic Development Authority Revenue
	(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/17	3,525	3,898
	New Jersey Economic Development Authority Transportation Project Sublease Revenue
	(New Jersey Transit Corp. Light Rail Transit System Project)	5.000%	5/1/14	11,665	11,947
	New Jersey Economic Development Authority Transportation Project Sublease Revenue
	(New Jersey Transit Corp. Light Rail Transit System Project)	5.000%	5/1/15	11,255	12,038
	New Jersey Economic Development Authority Transportation Project Sublease Revenue
	(New Jersey Transit Corp. Light Rail Transit System Project)	5.000%	5/1/19	1,000	1,160
	New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/17	5,095	5,887
	New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/18	5,345	6,320
	New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/18	2,500	2,691
	New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	6.000%	12/1/14 (ETM)	5,015	5,325
	New Jersey Equipment Lease Purchase COP	5.000%	6/15/14	7,000	7,205
	New Jersey Equipment Lease Purchase COP	5.000%	6/15/15	5,420	5,807
	New Jersey Equipment Lease Purchase COP	5.000%	6/15/17	2,625	2,987
[1,2]	New Jersey GO	0.368%	11/1/13	100,000	100,001
2	New Jersey GO	0.368%	6/24/14	50,000	50,001
	New Jersey GO	5.000%	8/15/16	12,120	13,633
	New Jersey GO	5.000%	8/15/17	11,660	13,480
	New Jersey GO	5.000%	6/1/18	5,000	5,879
	New Jersey GO	5.000%	8/15/19	8,395	10,013
	New Jersey Health Care Facilities Financing Authority Department of
	Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	4.000%	9/15/14	5,320	5,480
	New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health)	5.000%	7/1/17	2,000	2,216
	New Jersey Health Care Facilities Financing Authority Revenue
	(Hackensack University Medical Center)	5.000%	1/1/17	2,595	2,843
	New Jersey Health Care Facilities Financing Authority Revenue
	(Hackensack University Medical Center)	5.000%	1/1/18	3,605	4,038
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/18	2,000	2,280
	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group)	5.000%	7/1/19	2,000	2,282
2	New Jersey Health Care Facilities Financing Authority Revenue
	(Meridian Health System Obligated Group) TOB VRDO	0.230%	11/7/13 (12)	9,355	9,355
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/13	2,500	2,510
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/14	12,655	13,287
	New Jersey Higher Education Assistance Authority Student Loan Revenue	4.500%	12/1/15	15,860	17,013
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/15	2,500	2,713
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/16	3,810	4,255
	New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/16	9,990	10,984
	New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/14 (ETM)	60	62
	New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/14	6,480	6,731
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/13 (14)	22,380	22,520
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/15 (Prere.)	19,130	20,586
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	30,000	34,650
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	7,500	8,663
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	10,000	11,550
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/18	2,500	2,902
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/18	15,810	18,504
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/19	2,815	3,274
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/19	31,245	36,524
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/20	9,635	11,172
	New Jersey Transportation Trust Fund Authority Transportation System Revenue VRDO	0.080%	11/7/13 LOC	18,000	18,000
1	New Jersey Turnpike Authority Revenue	0.630%	1/1/18	40,000	39,782
	New Jersey Turnpike Authority Revenue	5.000%	1/1/20	750	880
	New Jersey Turnpike Authority Revenue	5.000%	1/1/21	1,000	1,174
[1,2]	New Jersey Turnpike Authority Revenue PUT	0.830%	12/22/14	2,500	2,504
[1,2]	New Jersey Turnpike Authority Revenue PUT	0.830%	12/22/14	20,000	20,031
1	New Jersey Turnpike Authority Revenue PUT	0.610%	1/1/16	5,000	4,996
1	New Jersey Turnpike Authority Revenue PUT	0.760%	1/1/18	10,000	9,976
1	New Jersey Turnpike Authority Revenue PUT	0.760%	1/1/18	10,000	9,976
	Rutgers State University New Jersey Revenue	5.000%	5/1/19	1,000	1,180
	Rutgers State University New Jersey Revenue	5.000%	5/1/19	1,000	1,180
	Rutgers State University New Jersey Revenue	5.000%	5/1/20	2,000	2,363
	Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/15	2,000	2,094
					923,350
New Mexico (0.6%)
	Albuquerque Bernalillo County NM Water Utility Authority Revenue	5.000%	7/1/20	2,000	2,383
	Albuquerque Bernalillo County NM Water Utility Authority Revenue	5.000%	7/1/20	3,225	3,843

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Farmington NM Pollution Control Revenue (El Paso Electric Co. Four Corners Project) PUT	1.875%	9/1/17	4,500	4,454
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/16	10,000	10,925
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/16	7,000	7,693
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/17	5,000	5,596
New Mexico Finance Authority Transportation Revenue	5.000%	6/15/17	9,000	10,383
New Mexico GO	5.000%	3/1/14	7,000	7,114
New Mexico GO	5.000%	3/1/16	19,290	21,363
2 New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) TOB VRDO	0.090%	11/7/13	6,660	6,660
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) VRDO	0.100%	11/7/13	26,295	26,295
New Mexico Severance Tax Revenue	5.000%	7/1/17	6,015	6,931
				113,640
New York (13.9%)
Albany NY Industrial Development Agency Civic Facility Revenue
(Albany Medical Center Hospital Project) VRDO	0.140%	11/7/13 LOC	4,750	4,750
Battery Park City NY Authority Revenue	5.250%	11/1/16	14,275	14,318
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	5.750%	7/15/16	1,195	1,315
Buffalo NY Municipal Water System Revenue VRDO	0.080%	11/7/13 LOC	27,050	27,050
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/14	2,000	2,048
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/15 (ETM)	1,690	1,809
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/15	1,945	2,079
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/17	1,125	1,282
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/17	3,000	3,418
Hempstead NY GO	3.000%	4/15/15	5,260	5,479
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/18	2,000	2,269
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/19	1,500	1,708
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	1,000	1,160
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/18	2,000	2,321
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/19	2,000	2,339
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/19	3,520	4,117
Nassau County NY Interim Finance Authority Sales Tax Revenue VRDO	0.070%	11/7/13	10,000	10,000
Nassau County NY Interim Finance Authority Sales Tax Revenue VRDO	0.080%	11/7/13	25,550	25,550
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/18	2,550	2,870
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(South Nassau Communities Hospital)	5.000%	7/1/20	1,660	1,856
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/18	2,000	2,238
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/19	1,000	1,112
New York City NY GO	5.000%	8/1/14	25,000	25,901
New York City NY GO	5.000%	8/1/14 (Prere.)	35	36
New York City NY GO	5.750%	8/1/14 (2)	765	768
New York City NY GO	5.000%	8/15/14	12,890	13,379
New York City NY GO	5.000%	9/1/14	16,860	17,534
New York City NY GO	5.000%	8/1/15	10,815	11,700
New York City NY GO	5.000%	8/1/15	26,260	28,410
New York City NY GO	5.000%	8/1/15	7,970	8,243
New York City NY GO	5.000%	8/15/15	17,910	19,405
New York City NY GO	5.000%	9/1/15	21,325	23,143
New York City NY GO	5.000%	2/1/16	1,000	1,102
New York City NY GO	5.000%	3/1/16	2,500	2,763
New York City NY GO	5.000%	3/1/16	10,795	11,932
New York City NY GO	5.000%	4/1/16	3,500	3,881
New York City NY GO	5.000%	8/1/16	16,925	19,003
New York City NY GO	5.000%	8/1/16	1,000	1,123
New York City NY GO	5.000%	8/1/16	1,000	1,123
New York City NY GO	5.000%	8/1/16	27,500	30,877
New York City NY GO	5.000%	8/1/16	7,150	8,028
New York City NY GO	5.000%	8/1/16	5,000	5,614
New York City NY GO	5.000%	8/1/17	9,750	11,247

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO	5.000%	8/1/17	8,185	9,441
New York City NY GO	5.000%	8/1/17	3,800	4,383
New York City NY GO	5.000%	8/1/17	6,000	6,921
New York City NY GO	5.000%	8/1/17	13,590	15,676
New York City NY GO	5.000%	10/1/17	5,150	5,969
New York City NY GO	5.000%	10/1/17	2,500	2,898
New York City NY GO	5.000%	8/1/18	6,000	7,037
New York City NY GO	5.000%	8/1/18	5,000	5,864
New York City NY GO	5.000%	8/1/18	7,500	8,796
New York City NY GO	5.000%	8/1/18	6,000	7,037
New York City NY GO	5.000%	8/1/18	4,650	5,454
New York City NY GO	5.000%	8/1/18	3,250	3,812
New York City NY GO	5.000%	8/1/18	13,030	15,282
New York City NY GO	5.000%	8/1/18	25,315	29,690
New York City NY GO	5.000%	10/1/18	7,650	9,000
New York City NY GO	4.000%	8/1/19	12,165	13,614
New York City NY GO	5.000%	8/1/19	15,000	17,674
New York City NY GO	5.000%	8/1/19	8,000	9,426
New York City NY GO	5.000%	8/1/19	15,000	17,674
New York City NY GO	5.000%	8/1/19	5,830	6,869
New York City NY GO	5.000%	8/1/19	7,225	8,513
New York City NY GO	5.000%	8/1/19	20,155	23,748
New York City NY GO	5.000%	8/1/20	4,500	5,326
1 New York City NY GO	0.460%	8/1/21	4,650	4,660
1 New York City NY GO	0.550%	8/1/21	6,350	6,373
New York City NY GO	5.000%	8/1/21	11,985	14,081
New York City NY GO	5.000%	8/1/21	2,000	2,350
1 New York City NY GO	0.630%	8/1/25	5,500	5,529
New York City NY GO VRDO	0.070%	11/1/13	9,535	9,535
New York City NY GO VRDO	0.070%	11/1/13	400	400
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/17	8,150	9,221
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/21	3,000	3,444
New York City NY Housing Development Corp. Multi-Family Housing Revenue	1.100%	11/1/16	8,865	8,872
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/18	3,500	4,040
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/19	4,300	4,957
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/20	4,760	5,499
2 New York City NY Housing Development Corp. Multi-Family Housing Revenue TOB VRDO	0.100%	11/7/13	3,755	3,755
2 New York City NY Housing Development Corp. Multi-Family Housing Revenue TOB VRDO	0.230%	11/7/13	10,000	10,000
New York City NY Industrial Development Agency Civic Facility Revenue
(New York Law School) VRDO	0.080%	11/7/13 LOC	18,590	18,590
New York City NY Industrial Development Agency Civic Facility Revenue
(USTA National Tennis Center)	5.000%	11/15/13 (4)	4,435	4,443
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/19	16,385	19,480
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	17,000	17,000
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	16,300	16,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.090%	11/7/13	23,375	23,375
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/19	1,000	1,178
2 New York City NY Transitional Finance Authority Building Aid Revenue TOB VRDO	0.120%	11/7/13	16,500	16,500
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/13 (ETM)	10,160	10,160
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/13	2,160	2,160
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14 (ETM)	2,720	2,851
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14	2,890	3,029
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,745
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16 (ETM)	24,805	27,913
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	18,680	21,139
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	10,115	11,446
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/17	2,500	2,851
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	7,000	8,142
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	20,000	23,263
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	16,500	17,969
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	20,000	23,263
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	7,455	8,827
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/15/18	11,950	14,159
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	8,560	10,210
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	25,115	29,957
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/20	6,395	7,592
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/20	8,925	10,596
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	3,090	3,700
New York City NY Trust for Cultural Resources Revenue (Asia Society) VRDO	0.090%	11/7/13 LOC	10,355	10,355
New York City NY Trust for Cultural Resources Revenue (The Juilliard School) PUT	1.350%	8/1/17	6,200	6,236
New York City NY Trust for Cultural Resources Revenue (Whitney Museum of American Art)	5.000%	7/1/17	6,250	7,106

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York GO	5.000%	8/1/21	4,000	4,699
2 New York Liberty Development Corp. Revenue (Port Authority Consolidated Bonds) TOB VRDO	0.100%	11/7/13	35,220	35,220
1 New York Metropolitan Transportation Authority Revenue	0.808%	11/1/16	3,495	3,487
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/16	6,000	6,767
1 New York Metropolitan Transportation Authority Revenue	0.948%	11/1/17	2,950	2,939
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	7,000	8,066
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	12,500	14,404
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/17	5,000	5,762
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	2,000	2,337
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	1,000	1,168
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	4,775	5,579
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	1,500	1,753
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	2,500	2,921
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	2,650	3,096
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	1,500	1,753
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/19	1,000	1,171
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/19	2,530	2,962
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/19	8,930	10,453
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/19	4,725	5,531
New York Metropolitan Transportation Authority Revenue	5.500%	11/15/19 (14)(3)	5,000	5,994
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/20	2,400	2,806
2 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax) TOB VRDO	0.080%	11/7/13 (13)	14,605	14,605
2 New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax) TOB VRDO	0.090%	11/7/13 (13)	10,980	10,980
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	1.030%	11/1/19	9,300	9,358
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/20	4,600	5,460
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.630%	11/7/13	4,000	4,000
1 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund) PUT	0.760%	11/1/14	6,320	6,328
New York Metropolitan Transportation Authority Revenue (Service Contract)	5.500%	7/1/14	15,460	16,005
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/13	3,325	3,331
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/17	2,500	2,881
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/18	4,000	4,674
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/19	3,500	4,097
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000%	11/15/13	10,000	10,018
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000%	11/15/14	52,980	55,464
1 New York Metropolitan Transportation Authority Revenue PUT	0.518%	11/1/14	19,475	19,459
1 New York Metropolitan Transportation Authority Revenue PUT	0.768%	11/1/15	11,925	11,936
1 New York Metropolitan Transportation Authority Revenue PUT	0.820%	11/1/16	12,500	12,490
1 New York Metropolitan Transportation Authority Revenue PUT	0.968%	11/1/16	15,000	15,057
1 New York Metropolitan Transportation Authority Revenue PUT	0.960%	11/1/17	8,880	8,861
New York State Dormitory Authority Revenue (Brooklyn Law School)	4.000%	7/1/17	1,160	1,263
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/18	2,105	2,398
New York State Dormitory Authority Revenue (Brooklyn Law School)	5.000%	7/1/19	2,180	2,486
New York State Dormitory Authority Revenue (Fordham University) PUT	5.000%	7/1/16	9,000	9,955
2 New York State Dormitory Authority Revenue (Fordham University) TOB VRDO	0.100%	11/7/13 (13)	3,500	3,500
New York State Dormitory Authority Revenue (Fordham University) VRDO	0.090%	11/7/13 LOC	16,945	16,945
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/17 (ETM)	55	64
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/17	6,185	7,084
New York State Dormitory Authority Revenue (Mount Sinai Hospital Obligated Group)	5.000%	7/1/16	2,270	2,517
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/16	1,260	1,396
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/17	1,750	1,989
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/18	2,500	2,878
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	5.000%	5/1/18	1,000	1,149
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/14	3,760	3,828
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15	3,935	4,193
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17	16,845	19,252
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17 (ETM)	5	6
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/17	9,605	10,978
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/18	11,515	13,485
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/18	18,010	21,133
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	8/15/18	2,400	2,841
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/18	22,675	27,019
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/19	4,150	4,905
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	8/15/19	11,665	13,906
New York State Dormitory Authority Revenue (Personal Income Tax)	5.250%	2/15/22	5,000	5,838
New York State Dormitory Authority Revenue (Rockefeller University) VRDO	0.080%	11/7/13	29,300	29,300
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/16 (4)	5,000	5,612
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	7,030	8,037
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17 (4)	3,250	3,745

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/17	2,000	2,283
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	2,155	2,496
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (4)	2,500	2,926
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18	1,500	1,737
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/18 (4)	5,000	5,851
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (15)	1,000	1,177
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	5,905	6,872
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (4)	6,010	7,071
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/20 (15)	1,690	1,990
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (15)	1,425	1,674
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/16	8,500	9,468
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/17	10,510	12,034
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/18	5,000	5,821
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/19	3,500	4,116
New York State Dormitory Authority Revenue (University of Rochester) VRDO	0.070%	11/7/13 LOC	1,600	1,600
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.125%	3/15/15	3,000	3,041
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.250%	10/15/15	5,000	5,100
New York State Energy Research & Development Authority Pollution Control Revenue
(Rochester Gas & Electric Corp. Project) PUT	4.750%	7/1/16 (14)	2,250	2,426
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.250%	7/15/14	2,160	2,238
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/18	10,000	11,833
New York State GO	5.000%	3/1/19	12,715	15,150
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.100%	11/7/13	39,100	39,100
New York State Local Government Assistance Corp. Revenue	5.000%	4/1/18	6,325	7,450
New York State Local Government Assistance Corp. Revenue VRDO	0.080%	11/7/13	49,285	49,285
New York State Thruway Authority Revenue	5.000%	1/1/19	3,700	4,311
New York State Thruway Authority Revenue	5.000%	1/1/20 (2)	10,910	11,437
New York State Thruway Authority Revenue	5.000%	1/1/20	1,500	1,759
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/16	40,000	44,290
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/16 (14)	7,500	8,160
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/17	18,145	20,755
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18	3,500	4,096
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/16	6,620	7,334
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/18	625	733
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/18	8,440	9,903
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/19	500	592
New York State Urban Development Corp. Revenue	5.000%	1/1/15	5,145	5,426
New York State Urban Development Corp. Revenue	5.250%	1/1/17	10,095	11,470
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/15	6,685	7,346
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/16	20,000	22,737
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/18	20,000	23,468
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/19	8,030	9,506
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/20	10,145	12,064
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/20	8,525	10,137
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/21	24,900	29,542
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/21	10,625	12,606
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/15	27,950	29,479
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	25,000	27,358
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	3,340	3,655
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	19,295	21,115
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13	32,135	32,135
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13	52,315	52,315
New York State Urban Development Corp. Revenue (Service Contract) VRDO	0.090%	11/7/13	34,100	34,100
Suffolk County New York RAN	2.000%	3/27/14	20,000	20,145
Suffolk County NY BAN	2.000%	5/2/14	10,000	10,087
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/17	2,000	2,238
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/18	4,000	4,529
Suffolk County NY Economic Development Corp. Revenue (Catholic Health Services)	5.000%	7/1/19	8,365	9,449
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/17	6,500	7,419
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/14 (ETM)	2,045	2,062
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/14	11,690	12,270
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/17	3,815	4,441
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/18	13,435	15,665
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/18	7,000	8,313
1 Triborough Bridge & Tunnel Authority New York Revenue PUT	0.490%	1/1/15	3,000	3,001
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/16	8,170	9,057
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/17	8,600	9,700

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/21	4,700	5,292
Yonkers NY GO	3.000%	7/1/18	500	527
Yonkers NY GO	3.000%	8/15/18	1,000	1,054
Yonkers NY GO	3.000%	8/15/19	885	922
Yonkers NY GO	3.000%	8/15/20	1,115	1,131
				2,447,099
North Carolina (3.3%)
Cabarrus NC COP	5.000%	1/1/14	2,500	2,520
Cabarrus NC COP	5.000%	1/1/16	4,555	4,986
Cary NC GO VRDO	0.100%	11/7/13	6,790	6,790
Charlotte NC Airport Revenue	5.000%	7/1/14	4,000	4,125
Charlotte NC Water & Sewer System Revenue	4.000%	7/1/16	1,280	1,397
Charlotte NC Water & Sewer System Revenue	5.000%	12/1/17	3,000	3,500
Charlotte NC Water & Sewer System Revenue	5.000%	12/1/18	2,625	3,126
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) VRDO	0.100%	11/7/13	54,000	54,000
Fayetteville NC Public Works Commission Revenue	5.000%	3/1/17	5,000	5,696
Guilford County NC GO	5.000%	8/1/15	8,250	8,929
Guilford County NC GO	5.000%	8/1/16	5,000	5,619
Guilford County NC GO	5.000%	8/1/17	5,000	5,792
Mecklenburg County NC GO	5.000%	3/1/20	5,000	6,012
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/19	1,000	1,136
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/21	3,200	3,590
2 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.090%	11/1/13	6,200	6,200
North Carolina Capital Facilities Finance Agency Revenue (YMCA of the Triangle) VRDO	0.120%	11/7/13 LOC	10,300	10,300
North Carolina Capital Improvement Revenue	5.000%	5/1/17	9,600	11,012
North Carolina Capital Improvement Revenue	5.000%	5/1/18	15,325	17,967
2 North Carolina Capital Improvement Revenue TOB VRDO	0.080%	11/7/13	4,000	4,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/14	5,000	5,040
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/14	6,000	6,053
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/15	3,465	3,653
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/15	20,000	21,084
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	7,000	7,656
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	3,000	3,281
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	2,725	2,980
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17	2,500	2,817
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/17	7,060	7,954
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/18	1,250	1,440
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19	1,025	1,189
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/19	3,415	3,961
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/20	2,500	2,889
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/20	5,000	5,778
North Carolina GAN PUT	4.000%	3/1/18	21,000	22,922
North Carolina GO	5.000%	3/1/14	23,160	23,535
North Carolina GO	5.000%	3/1/18	12,000	13,968
North Carolina GO	5.000%	5/1/18	6,750	7,956
North Carolina GO	5.000%	6/1/18	15,100	17,831
North Carolina GO	5.000%	3/1/19	5,200	6,194
North Carolina GO	5.000%	5/1/19	30,000	35,840
North Carolina GO	5.000%	6/1/19	2,000	2,393
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/19	3,350	3,849
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/20	7,885	9,014
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group)	5.000%	11/1/14	1,900	1,900
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group)	5.000%	11/1/15 (4)	5,055	5,055
1 North Carolina Medical Care Commission Health Care Facilities Revenue
(Wake Forest Baptist Obligated Group) PUT	0.820%	12/1/17	2,500	2,493
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/17	2,000	2,295
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/18	3,000	3,505
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed) VRDO	0.080%	11/7/13 LOC	24,200	24,200
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/16	1,705	1,882
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/17	5,000	5,667
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/19	1,450	1,592
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	4.000%	6/1/20	500	541
North Carolina Municipal Power Agency Revenue	5.000%	1/1/18	20,000	23,035
North Carolina Municipal Power Agency Revenue	5.000%	1/1/19	24,250	28,166

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Carolina Municipal Power Agency Revenue	5.000%	1/1/20	8,500	9,886
Raleigh NC GO	5.000%	12/1/16	2,470	2,808
Raleigh NC GO	5.000%	12/1/16	2,605	2,961
University of North Carolina Chapel Hill Foundation Revenue VRDO	0.100%	11/7/13	14,575	14,575
Wake County NC GO	4.000%	2/1/14	13,000	13,126
Wake County NC GO	5.000%	2/1/20	4,500	5,404
Wake County NC GO	5.000%	2/1/20	17,845	21,430
Wake County NC Public Improvement GO	5.000%	3/1/14	23,000	23,372
Wake County NC Public Improvement GO	5.000%	3/1/16	5,110	5,657
Wake County NC Public Improvement GO	5.000%	4/1/18	3,495	4,112
				589,636
Ohio (3.8%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Children’s Hospital Medical Center of Akron)	5.000%	11/15/18	1,000	1,145
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/14	20,120	20,856
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/15	10,170	10,941
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/16	11,830	13,144
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/18	1,480	1,702
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/19	1,500	1,725
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/20	2,000	2,296
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.000%	2/15/17	6,000	6,766
2 American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project) TOB VRDO	0.230%	11/7/13 (12)	9,315	9,315
Avon OH Local School District GO	5.250%	12/1/13 (Prere.)	2,400	2,410
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.000%	6/1/14	5,495	5,597
Butler County OH Waterworks Revenue	5.250%	12/1/21 (2)	4,000	4,285
Chillicothe OH City School District GO	5.250%	12/1/14 (Prere.)	1,745	1,840
Cincinnati OH City School District GO	5.000%	12/1/13 (Prere.)	5,525	5,547
Cincinnati OH City School District GO	5.000%	12/1/13 (4)	2,000	2,008
Cleveland OH Airport System Revenue	5.000%	1/1/14	7,575	7,630
Cleveland OH Airport System Revenue	5.000%	1/1/20	1,500	1,678
Cleveland OH Income Tax Revenue (Police & Fire Pension Payment)	5.000%	5/15/17	1,190	1,357
Cleveland OH Water Revenue	5.000%	1/1/18	1,780	2,069
Cleveland OH Water Revenue	5.000%	1/1/19	3,100	3,646
Cleveland OH Water Revenue	5.000%	1/1/20	1,500	1,775
Cleveland OH Water Works Revenue	5.000%	1/1/18	1,000	1,159
2 Cleveland OH Water Works Revenue TOB VRDO	0.080%	11/7/13	2,900	2,900
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/19	2,000	2,324
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project)	5.000%	10/1/19	6,000	7,059
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	0.080%	11/7/13	3,600	3,600
Columbus OH City School District School Facilities Construction & Improvement GO	5.250%	12/1/14 (Prere.)	2,390	2,521
Columbus OH City School District School Facilities Construction & Improvement GO	5.250%	12/1/14 (Prere.)	2,070	2,183
Columbus OH GO	5.000%	12/15/13	3,000	3,018
Columbus OH GO	5.000%	9/1/16	5,000	5,631
Columbus OH GO	5.000%	6/1/17	7,510	8,651
Columbus OH GO	5.000%	7/1/17	7,245	8,365
Columbus OH GO	5.000%	7/1/17	5,740	6,627
Columbus OH GO	5.000%	6/1/18	8,000	9,423
Columbus OH GO	5.000%	7/1/18	7,280	8,590
Columbus OH GO	5.000%	7/1/18	4,500	5,310
Columbus OH GO	5.000%	6/1/19	3,000	3,575
Columbus OH GO	5.000%	7/1/19	6,690	7,982
Columbus OH Regional Airport Authority Revenue (Pooled Financing Program) VRDO	0.090%	11/7/13 LOC	4,025	4,025
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/19	7,000	8,171
Dayton OH City School District GO	5.000%	11/1/19	3,500	4,139
Dayton OH City School District GO	5.000%	11/1/20	5,000	5,902
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.000%	6/15/21	1,045	1,136
Fairfield County OH Hospital Facilities Revenue (Lancaster-Fairfield Community Hospital)	5.375%	6/15/15 (14)	2,050	2,136
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.080%	11/7/13	3,200	3,200
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) PUT	5.000%	7/12/17	7,500	8,449
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.) VRDO	0.080%	11/7/13	6,100	6,100
2 Franklin County OH Hospital Improvement Revenue
(Nationwide Children’s Hospital Project) TOB VRDO	0.090%	11/7/13	4,000	4,000
Franklin County OH Revenue (Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,266
Franklin County OH Revenue (Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,711
Hamilton County OH Convention Center Facilities Authority Revenue	5.250%	6/1/14 (Prere.)	1,270	1,308
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital)	5.500%	5/15/19 (14)	2,865	2,909
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital)	5.500%	5/15/20 (14)	3,020	3,060
Hamilton County OH Sewer System Revenue	5.000%	12/1/13 (14)	4,450	4,468
Hilliard OH School District GO	0.000%	12/1/14 (14)	2,720	2,709
Hilliard OH School District GO	0.000%	12/1/15 (14)	3,720	3,666
Jackson OH Local School District Stark & Summit Counties GO	5.250%	6/1/14 (Prere.)	4,350	4,479

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kent State University OH Revenue	5.000%	5/1/17	500	565
Kent State University OH Revenue	5.000%	5/1/20	1,650	1,917
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/14 (4)	4,500	4,588
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/14 (4)	4,500	4,588
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/15 (4)	5,200	5,532
2 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.100%	11/7/13	10,500	10,500
2 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.130%	11/7/13 (4)	7,715	7,715
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	3,000	3,233
Montgomery County OH Revenue (Catholic Health Initiatives) PUT	5.000%	11/12/13	6,000	6,009
2 Montgomery County OH Revenue (Catholic Health Initiatives) TOB VRDO	0.330%	11/7/13	3,990	3,990
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	5.700%	2/1/14	4,000	4,037
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project) PUT	3.375%	7/1/15	5,000	5,084
Ohio Air Quality Development Authority Revenue (Columbus Southern Power Co. Project) PUT	3.875%	6/1/14	3,500	3,553
Ohio Air Quality Development Authority Revenue (FirstEnergy Generation Corp. Project)	5.700%	8/1/20	1,850	2,042
Ohio Air Quality Development Authority Revenue (Ohio Power Co. Project) PUT	3.250%	6/2/14	5,000	5,058
Ohio Building Authority Revenue (Administration Building Fund)	5.250%	10/1/15 (14)	11,780	12,867
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/18	1,750	2,058
Ohio Building Authority Revenue (Adult Correctional Building)	5.250%	4/1/14	12,000	12,255
Ohio Building Authority Revenue (Adult Correctional Building)	5.000%	10/1/15	1,200	1,305
Ohio Building Authority Revenue (Adult Correctional Building)	5.250%	10/1/16 (14)	14,830	16,788
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/14	2,300	2,402
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/14	1,165	1,217
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/15	2,420	2,632
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/15	1,225	1,332
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	1,285	1,445
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	2,540	2,857
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/16	1,650	1,856
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/17	2,670	3,081
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/17	1,040	1,200
Ohio Building Authority Revenue (Highway Safety Building)	5.000%	10/1/20	1,265	1,501
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	4/1/19	1,395	1,627
Ohio Common Schools GO VRDO	0.060%	11/7/13	2,200	2,200
Ohio GO	5.000%	9/15/14	5,920	6,168
Ohio GO	5.000%	9/15/15	5,000	5,437
Ohio GO	5.000%	9/15/16	10,000	11,266
Ohio GO	5.000%	9/15/17	19,680	22,814
Ohio GO	5.000%	9/15/18	5,000	5,916
Ohio GO	5.000%	9/15/18	10,000	11,833
Ohio GO	5.000%	9/15/19	5,000	5,965
Ohio Higher Education GO	5.000%	11/1/14	4,250	4,454
Ohio Higher Educational Facility Commission Revenue
(Case Western Reserve University Project)	5.000%	12/1/13 (Prere.)	3,885	3,901
2 Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	2,200	2,200
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/1/13	8,400	8,400
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	4,995	4,995
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	2,850	2,850
2 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/7/13	6,745	6,745
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/19	1,595	1,817
Ohio Infrastructure Improvement GO	5.000%	9/1/14	6,055	6,299
Ohio Infrastructure Improvement GO	5.000%	9/1/15	8,600	9,338
Ohio Infrastructure Improvement GO	5.000%	9/1/16	3,210	3,612
Ohio Infrastructure Improvement GO	5.000%	8/1/18	3,450	4,069
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/17	1,500	1,738
Ohio Major New State Infrastructure Project Revenue	4.000%	12/15/18	2,750	3,107
Ohio Major New State Infrastructure Project Revenue	4.000%	12/15/19	2,450	2,760
Ohio State University General Receipts Revenue	5.000%	12/1/13 (ETM)	605	607
Ohio State University General Receipts Revenue	5.000%	12/1/13	5,395	5,417
Ohio State University General Receipts Revenue	5.000%	12/1/14 (ETM)	300	316
Ohio State University General Receipts Revenue	5.000%	12/1/14	2,700	2,840
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	355	403
Ohio State University General Receipts Revenue	5.000%	12/1/16	3,160	3,585
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	327
Ohio State University General Receipts Revenue	5.000%	12/1/17	4,720	5,501
Ohio State University General Receipts Revenue	5.000%	12/1/19	1,440	1,678
Ohio State University General Receipts Revenue VRDO	0.060%	11/7/13	990	990
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/15	3,500	3,711
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	6/1/17	4,500	5,186
Ohio Water Development Authority Fresh Water Revenue	5.000%	12/1/13	4,000	4,016

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Water Development Authority Fresh Water Revenue	5.000%	6/1/14 (Prere.)	6,300	6,478
2 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.300%	11/7/13	17,850	17,850
Ohio Water Development Authority Pollution Control Revenue
(FirstEnergy Nuclear Generation Corp. Project) VRDO	0.080%	11/7/13 LOC	7,700	7,700
Ohio Water Development Authority Pollution Control Revenue (Water Quality)	5.000%	12/1/18	1,105	1,315
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/17	1,000	1,167
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/19	1,695	2,018
Olentangy OH Local School District GO	5.000%	6/1/16 (Prere.)	1,235	1,379
Olentangy OH Local School District School Facilities Construction & Improvement GO	5.500%	6/1/14 (Prere.)	1,300	1,340
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.750%	12/1/22	4,750	5,507
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/14	2,895	2,926
Toledo OH City School District GO	5.000%	12/1/18	3,055	3,588
Toledo OH City School District GO	5.000%	12/1/19	2,220	2,620
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/18	1,585	1,846
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/14	6,145	6,309
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/15	1,435	1,534
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/16	3,430	3,791
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/17	1,855	2,107
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/19	2,805	3,239
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/19	1,750	1,924
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/20	2,550	2,783
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/21	2,495	2,690
				662,890
Oklahoma (0.2%)
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	9/1/15 (14)	9,035	9,390
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/18	1,000	1,182
Oklahoma Development Finance Authority Health System Revenue (Integris Baptist)	5.000%	8/15/14	4,900	5,076
Oklahoma Development Finance Authority Health System Revenue (Integris Baptist)	5.000%	8/15/15	4,670	5,028
Oklahoma Development Finance Authority Pollution Control Revenue (Public Service Co. Project)	5.250%	6/1/14	3,300	3,378
Oklahoma Water Resource Board Revenue	5.000%	4/1/15	8,640	8,809
				32,863
Oregon (0.7%)
Oregon Department of Administrative Services COP	5.000%	5/1/14	3,750	3,841
Oregon Department of Administrative Services COP	5.000%	5/1/15	4,160	4,454
Oregon Department of Administrative Services COP	5.000%	5/1/16	3,190	3,547
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/16	2,185	2,425
Oregon Department of Administrative Services Lottery Revenue	4.000%	4/1/17	2,000	2,225
2 Oregon Department of Administrative Services Lottery Revenue TOB VRDO	0.090%	11/7/13	5,000	5,000
Oregon Department of Transportation Highway User Tax Revenue	5.000%	11/15/14	5,880	6,176
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/16	2,600	2,853
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/17	3,090	3,467
Oregon Facilities Authority Revenue (Legacy Health Project)	5.000%	5/1/18	3,500	3,990
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/14	1,000	1,045
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	3/15/15	1,500	1,586
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/15	1,000	1,087
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	3/15/16	1,700	1,858
Oregon Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/16	2,000	2,246
1 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	0.960%	10/1/17	8,750	8,806
1 Oregon Facilities Authority Revenue (Providence Health & Services) PUT	1.080%	9/15/18	10,000	10,075
Oregon Facilities Authority Revenue (Reed College Projects) VRDO	0.100%	11/7/13	6,520	6,520
Oregon GO	5.000%	8/1/18	3,215	3,803
Oregon GO (Veterans Welfare) VRDO	0.080%	11/1/13	6,400	6,400
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/16	10,500	10,880
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	4.000%	11/1/17	8,300	8,946
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	10/1/18	3,000	3,509
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	3.000%	11/1/18	4,250	4,518
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	11/1/18	5,000	5,674
				114,931
Pennsylvania (6.1%)
Allegheny County PA GO	5.000%	11/1/13	3,560	3,560
Allegheny County PA GO	5.000%	11/1/14	2,895	3,024
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	9/1/14	36,120	37,534
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/16	17,175	19,050
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/17	22,750	25,955
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	10/15/17	1,000	1,148

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	10/15/18	1,000	1,165
Allegheny County PA Port Authority Revenue	5.000%	3/1/17	2,350	2,648
Allegheny County PA Sanitation Authority Sewer Revenue	5.000%	6/1/18 (4)	3,000	3,480
Allegheny County PA Sanitation Authority Sewer Revenue	5.000%	12/1/18 (4)	3,685	4,310
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.500%	6/1/17	17,250	16,770
Berks County PA GO	0.000%	11/15/14 (14)	8,615	8,577
Chester County PA GO	5.000%	5/15/15 (Prere.)	13,355	14,324
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/18	670	778
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/19	500	585
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.000%	1/1/14	1,320	1,329
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.000%	1/1/16	2,700	2,902
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/14	1,165	1,202
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/14	3,280	3,385
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/15	1,140	1,204
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/15	3,440	3,633
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/16	1,175	1,257
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/16	3,510	3,754
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/18	300	349
Delaware County PA Authority University Revenue (Villanova University)	5.000%	8/1/19	240	279
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/17	1,065	1,165
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/18	1,230	1,355
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/19	1,745	1,922
Delaware River Port Authority Pennsylvania & New Jersey Revenue	5.000%	1/1/20	2,440	2,674
Monroeville PA Finance Authority Revenue (UPMC Health System)	4.000%	2/15/17	750	818
Monroeville PA Finance Authority Revenue (UPMC Health System)	4.000%	2/15/18	1,250	1,384
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/19	1,000	1,151
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/15	4,120	4,376
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/16	10,510	11,504
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/18	1,000	1,136
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/19	2,300	2,614
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/20	3,250	3,691
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.000%	11/15/13	1,500	1,502
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.000%	11/15/13	5,675	5,684
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.000%	11/15/14	1,570	1,629
Montgomery County PA Industrial Development Authority Retirement Community Revenue
(ACTS Retirement- Life Communities Obligated Group)	5.250%	11/15/15	1,120	1,204
North Hills PA School District GO	5.250%	12/15/15 (Prere.)	5,030	5,544
1 Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project) PUT	1.480%	8/15/20	8,125	8,054
Northampton County PA General Purpose Authority University Revenue
(Lafayette College) VRDO	0.110%	11/7/13	18,100	18,100
Northampton County PA General Purpose Authority University Revenue
(Lehigh University) VRDO	0.070%	11/7/13	7,695	7,695
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	10,980	12,241
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	8,250	8,489
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	5,000	5,145
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(PPL Energy Supply LLC Project) PUT	3.000%	9/1/15	4,250	4,373
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	3.700%	5/1/15	7,000	7,195
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	1.750%	12/1/15	4,250	4,245
Pennsylvania Economic Development Financing Authority
Unemployment Compensation Revenue	5.000%	7/1/18	27,000	31,953
Pennsylvania Economic Development Financing Authority
Unemployment Compensation Revenue	5.000%	7/1/21	19,775	22,534
Pennsylvania Economic Development Financing Authority
Unemployment Compensation Revenue	5.000%	1/1/23	5,000	5,449
Pennsylvania GO	5.000%	2/15/14	6,000	6,084

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	4/15/14	16,300	16,661
Pennsylvania GO	5.000%	7/1/14	27,300	28,182
Pennsylvania GO	4.000%	7/15/14	15,070	15,479
Pennsylvania GO	5.000%	9/1/14 (4)	43,500	45,253
Pennsylvania GO	5.000%	3/1/15	20,000	21,267
Pennsylvania GO	5.250%	7/1/15	28,630	30,984
Pennsylvania GO	5.000%	2/15/16	12,105	13,374
Pennsylvania GO	5.000%	7/1/16	5,355	5,997
Pennsylvania GO	5.000%	11/1/16	4,700	5,323
Pennsylvania GO	5.000%	7/1/17	4,155	4,796
Pennsylvania GO	5.000%	7/15/17	15,005	17,338
Pennsylvania GO	5.000%	4/1/19	30,390	36,079
Pennsylvania GO	5.000%	5/1/19	5,000	5,944
Pennsylvania GO	5.000%	6/1/19	15,000	17,855
Pennsylvania GO	5.000%	7/1/19	10,000	11,919
Pennsylvania GO	5.000%	7/1/19	9,900	11,800
Pennsylvania GO	5.000%	10/15/20	22,345	26,797
2 Pennsylvania GO TOB VRDO	0.090%	11/7/13	6,500	6,500
Pennsylvania Higher Education Assistance Agency Revenue	5.000%	12/15/17	2,205	2,535
Pennsylvania Higher Education Assistance Agency Revenue	5.000%	12/15/18	3,490	4,070
Pennsylvania Higher Education Assistance Agency Revenue	5.000%	12/15/19	2,490	2,914
Pennsylvania Higher Educational Facilities Authority Revenue
(AICUP Financing Program - Delaware Valley College Project)	5.000%	11/1/18	1,075	1,168
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/17	4,655	5,348
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/19	4,445	5,247
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/18	1,000	1,117
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/19	1,850	2,073
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/17	1,060	1,208
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/18	700	806
2 Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania) TOB VRDO	0.090%	11/7/13	4,740	4,740
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/14 (2)	9,610	9,972
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)	5.000%	5/15/20	8,000	9,283
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/16	3,735	4,132
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/17	9,740	11,079
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue
(Philadelphia Funding Program)	5.000%	6/15/16	3,000	3,343
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/19	1,020	1,194
2 Pennsylvania Turnpike Commission Oil Franchise Tax Revenue TOB VRDO	0.100%	11/7/13	8,500	8,500
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/15 (12)	1,055	1,127
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/15	5,500	5,866
1 Pennsylvania Turnpike Commission Revenue	0.480%	12/1/15	22,000	22,041
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/16 (12)	5,170	5,711
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/16	6,680	7,366
1 Pennsylvania Turnpike Commission Revenue	0.630%	12/1/16	8,000	8,009
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/17	3,515	4,020
1 Pennsylvania Turnpike Commission Revenue	0.760%	12/1/18	10,000	9,948
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/18	1,150	1,328
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/18	3,240	3,724
1 Pennsylvania Turnpike Commission Revenue	1.230%	12/1/19	20,000	20,100
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/19	1,015	1,173
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/20	1,805	2,076
Philadelphia PA Airport Parking Authority Revenue	5.000%	9/1/14	2,355	2,441
Philadelphia PA Airport Parking Authority Revenue	5.000%	9/1/15	4,570	4,910
Philadelphia PA Gas Works Revenue	5.375%	7/1/15 (4)	2,880	3,096
Philadelphia PA GO	5.000%	8/1/14 (4)	20,385	21,074
Philadelphia PA GO	5.000%	7/15/16	1,120	1,242
Philadelphia PA GO	5.000%	7/15/17	1,000	1,137
Philadelphia PA GO	5.000%	12/15/17 (4)	5,555	6,372
Philadelphia PA GO	5.000%	7/15/18	2,000	2,292
Philadelphia PA GO	5.000%	7/15/19	1,410	1,613
Philadelphia PA GO	5.000%	8/1/19 (14)	7,735	8,304
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project) VRDO	0.080%	11/1/13	3,600	3,600
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.000%	7/1/15	1,500	1,496

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.000%	7/1/16	1,995	1,976
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.000%	7/1/17	2,325	2,281
Philadelphia PA Industrial Development Authority Lease Revenue VRDO	0.070%	11/7/13 LOC	5,600	5,600
Philadelphia PA Municipal Authority Revenue	5.000%	11/15/18	2,500	2,886
Philadelphia PA Water & Waste Water Revenue	5.250%	12/15/14 (2)	7,100	7,290
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/15 (ETM)	1,500	1,622
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/16	20,000	22,227
Philadelphia PA Water & Waste Water Revenue	5.000%	6/15/19 (4)	2,500	2,934
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/20	7,165	8,365
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.330%	11/7/13 (4)	68,825	68,825
Pittsburgh PA Water & Sewer Authority Revenue VRDO	0.180%	11/7/13 (4)	33,100	33,100
Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)	5.250%	6/1/14	5,470	5,618
Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)	5.500%	6/1/15	5,000	5,368
West Chester University Student Housing Revenue BAN	1.600%	2/1/15	2,250	2,258
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	4.000%	7/1/15	1,440	1,514
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/16	2,010	2,192
York County PA Solid Waste & Refuse Authority Revenue	5.500%	12/1/14 (14)	4,050	4,273
				1,081,784
Puerto Rico (0.2%)
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/16	3,000	2,781
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/16	3,400	3,152
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/16 (10)	1,290	1,196
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/16 (14)	1,220	1,215
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/17 (10)	1,950	1,744
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/18	1,005	874
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/18	4,510	3,885
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/18	7,715	6,645
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/18 (10)	6,545	5,694
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/19	1,575	1,297
Puerto Rico GO	5.500%	7/1/17	4,790	4,318
Puerto Rico GO	5.500%	7/1/19	2,500	2,123
				34,924
Rhode Island (0.1%)
Rhode Island & Providence Plantations GO	5.000%	11/15/16 (14)	2,000	2,262
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/19	1,255	1,410
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/20	2,760	3,083
Rhode Island Health & Educational Building Corp. Providence Public Schools Revenue
(Providence Public Buildings Authority)	5.000%	5/15/21	2,000	2,205
				8,960
South Carolina (1.3%)
Berkeley County SC School District Revenue	5.000%	12/1/17	600	689
Berkeley County SC School District Revenue	5.000%	12/1/18	1,000	1,163
Berkeley County SC School District Revenue	5.000%	12/1/20	1,000	1,157
Charleston County SC GO	5.000%	11/1/17	1,045	1,218
Charleston County SC GO	5.000%	11/1/17	6,485	7,561
Charleston County SC GO	5.000%	11/1/18	7,085	8,438
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/19	2,000	2,365
1 Charleston SC Waterworks & Sewer Capital Improvement Revenue PUT	0.795%	1/1/18	8,700	8,723
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/14	9,355	9,553
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/15	7,380	7,829
Greenville County SC School District GO	5.500%	12/1/16	13,450	15,383
2 Greenville County SC School District Installment Revenue TOB VRDO	0.160%	11/7/13	7,440	7,440
2 Greenwood SC Metropolitan Sewer System Revenue TOB VRDO	0.130%	11/7/13 (4)	5,625	5,625
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/17	2,660	3,025
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/18	1,345	1,547
Oconee County SC Pollution Control Facilities Revenue (Duke Energy Carolinas Project)	3.600%	2/1/17	15,100	16,347
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/16	8,100	8,829
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/17	7,225	8,121
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/16	2,000	2,180
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/17	2,320	2,589
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/17	300	331
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/18	500	555
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/19	1,000	1,105
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/20	2,000	2,192
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	4.500%	11/1/17	1,000	1,102

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/18	1,500	1,709
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/19	1,000	1,135
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System Inc.)	5.000%	11/1/20	1,750	1,973
South Carolina Ports Authority Revenue	5.000%	7/1/17	1,535	1,746
South Carolina Public Service Authority Revenue	5.000%	1/1/16	5,000	5,484
South Carolina Public Service Authority Revenue	5.000%	1/1/17	2,000	2,265
South Carolina Public Service Authority Revenue	5.000%	12/1/17	6,035	6,999
South Carolina Public Service Authority Revenue	5.250%	1/1/19 (14)(3)	8,255	9,031
2 South Carolina Public Service Authority Revenue TOB VRDO	0.160%	11/7/13	7,280	7,280
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/15 (2)	4,430	4,840
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/16	17,940	20,173
South Carolina Transportation Infrastructure Revenue	5.000%	10/1/19	25,805	30,313
2 York County SC Rock Hill School District No. 3 GO TOB VRDO	0.100%	11/7/13 (4)	12,235	12,235
				230,250
Tennessee (2.4%)
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/14	1,500	1,530
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/15	1,390	1,477
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/20	2,500	2,826
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare) VRDO	0.080%	11/7/13 LOC	28,965	28,965
Memphis TN Electric System Revenue	5.000%	12/1/16	44,095	49,950
Memphis TN Electric System Revenue	5.000%	12/1/17	12,500	14,540
Memphis TN GO	5.000%	10/1/17	2,500	2,902
Metropolitan Government of Nashville & Davidson County TN Electric Revenue	5.500%	5/15/14 (13)	6,345	6,527
Metropolitan Government of Nashville & Davidson County TN Electric Revenue	5.500%	5/15/16 (13)	5,675	6,392
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/17	10,000	11,550
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/19	25,130	29,907
Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Vanderbilt University)	5.000%	10/1/14	15,000	15,664
1 Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Vanderbilt University) PUT	0.680%	10/1/17	9,500	9,560
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/18	5,000	5,828
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/19	6,070	7,139
Murfreesboro TN GO	5.000%	6/1/14	3,900	4,009
Shelby County TN GO	5.000%	4/1/14 (ETM)	200	204
Shelby County TN GO	5.000%	4/1/14	800	816
Shelby County TN GO	5.000%	3/1/19	10,275	12,176
Shelby County TN Health Educational & Housing Facility Board Revenue
(Baptist Memorial Health Care)	5.000%	9/1/16	6,925	7,711
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.180%	11/1/13 (4)	56,600	56,600
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare) VRDO	0.180%	11/1/13 (4)	28,500	28,500
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/14	4,805	4,955
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/15	5,390	5,787
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/16	2,500	2,781
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	9,500	10,281
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/18	3,725	4,106
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	5,025	5,574
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	2,735	3,020
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/20	18,870	21,117
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/21	7,255	7,971
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	12,425	13,822
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	2,725	3,011
Tennessee GO	5.000%	5/1/14	2,825	2,894
Tennessee GO	5.000%	5/1/16	3,200	3,564
Tennessee GO	5.000%	8/1/18	5,185	6,144
Tennessee GO	5.000%	8/1/18	16,000	18,960
Tennessee GO	5.000%	10/1/18	3,730	4,435
				423,195
Texas (7.4%)
Austin TX Electric Utility System Revenue	5.000%	11/15/18	500	589
Austin TX Electric Utility System Revenue	5.000%	11/15/19	500	593
Austin TX Electric Utility System Revenue	5.000%	11/15/20	1,000	1,188
Austin TX GO	4.250%	9/1/16	2,480	2,743
Austin TX GO	5.000%	9/1/17	3,250	3,776
Austin TX Water & Wastewater System Revenue	5.000%	11/15/19	1,000	1,191

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Austin TX Water & Wastewater System Revenue	5.000%	11/15/20	2,420	2,887
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/17	570	621
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	250	270
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/18	1,450	1,600
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/19	530	572
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/20	610	656
Central Texas Regional Mobility Authority Revenue PUT	3.000%	1/4/16	2,750	2,772
Dallas TX GO	5.000%	2/15/16 (ETM)	10	11
Dallas TX GO	5.000%	2/15/16	3,990	4,408
Dallas TX GO	5.000%	2/15/17 (ETM)	25	28
Dallas TX GO	5.000%	2/15/17	8,855	10,112
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/17	3,105	3,607
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/14	3,000	3,144
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/16	4,000	4,485
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/17	1,200	1,380
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/18	500	583
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	2,500	2,907
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	1,000	1,163
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/19	2,500	2,907
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	2,500	2,901
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	1,000	1,161
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/21	4,000	4,616
Denton TX Independent School District GO PUT	2.125%	8/1/15	7,000	7,176
Denton TX Independent School District GO VRDO	0.100%	11/7/13	9,350	9,350
Eagle Mountain & Saginaw TX Independent School District GO PUT	2.500%	8/1/14	11,140	11,314
El Paso TX Water & Sewer Revenue	5.000%	3/1/14 (4)	2,175	2,210
El Paso TX Water & Sewer Revenue	5.000%	3/1/15 (4)	1,500	1,595
El Paso TX Water & Sewer Revenue	5.000%	3/1/18	1,000	1,164
Fort Bend County TX GO	5.000%	3/1/20	5,530	6,587
Fort Worth TX GO	5.000%	3/1/18	4,375	5,115
Fort Worth TX GO	5.000%	3/1/19	3,500	4,142
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/18	4,100	4,786
Frisco TX GO	5.000%	2/15/17	3,000	3,423
Frisco TX GO	5.000%	2/15/18	3,325	3,886
Frisco TX GO	5.000%	2/15/20	4,110	4,892
Frisco TX Independent School District GO	5.000%	8/15/17	2,350	2,727
Grand Parkway Transportation Corp. Texas System Toll Revenue PUT	2.000%	2/15/14	190,550	191,383
2 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Children’s Hospital Project) TOB VRDO	0.120%	11/7/13	8,195	8,195
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.580%	6/1/17	3,865	3,883
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.680%	6/1/18	1,750	1,762
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.780%	6/1/19	2,250	2,263
1 Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	0.830%	6/1/20	2,000	2,011
1 Harris County TX Cultural Education Facilities Finance Corp. Medical Facilities Revenue
(Baylor College of Medicine) PUT	1.130%	11/15/15	8,000	8,029
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/13	15,000	15,062
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/14	11,000	11,574
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/15	6,530	7,148
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	3,500	3,500
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/16	720	782
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/18	425	475
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/19	1,410	1,573
Harris County TX Cultural Education Facilities Finance Corp. Thermal Utility Revenue
(TECO Project)	5.000%	11/15/13	500	501
Harris County TX Cultural Education Facilities Finance Corp. Thermal Utility Revenue
(TECO Project)	5.000%	11/15/16	1,000	1,128
Harris County TX Flood Control District GO	5.250%	10/1/14 (Prere.)	8,360	8,746
Harris County TX Flood Control District GO	5.250%	10/1/18	2,000	2,399
Harris County TX GO	5.000%	10/1/15	2,000	2,179
Harris County TX GO	5.000%	10/1/16	4,500	5,083

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Harris County TX GO	5.000%	10/1/17	6,775	7,871
Harris County TX GO	5.000%	10/1/18	4,805	5,698
2 Harris County TX GO TOB VRDO	0.090%	11/7/13	8,155	8,155
Harris County TX Health Facilities Development Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	2,800	2,800
2 Harris County TX Health Facilities Development Corp. Thermal Utility Revenue TOB VRDO	0.110%	11/7/13 (12)	5,060	5,060
Harris County TX Toll Road Revenue	5.000%	8/15/16	5,000	5,610
1 Harris County TX Toll Road Revenue	0.860%	8/15/18	4,000	4,022
Houston TX Airport System Revenue	5.000%	7/1/16	1,000	1,111
Houston TX Airport System Revenue	5.000%	7/1/16	1,000	1,110
Houston TX Airport System Revenue	5.000%	7/1/17	1,500	1,712
Houston TX Airport System Revenue	5.000%	7/1/18 (14)	6,070	6,846
Houston TX Airport System Revenue	5.000%	7/1/18	1,720	1,997
2 Houston TX Airport System Revenue TOB VRDO	0.090%	11/7/13	13,360	13,360
Houston TX Community College System GO	5.000%	2/15/18	2,500	2,920
Houston TX Community College System GO	5.000%	2/15/19	870	1,028
Houston TX Community College System GO	5.000%	2/15/19	2,860	3,378
2 Houston TX Community College System GO TOB VRDO	0.130%	11/7/13 (4)	4,030	4,030
Houston TX GO	5.500%	3/1/16	6,905	7,718
Houston TX GO	5.000%	3/1/19	10,000	11,822
Houston TX GO	5.000%	3/1/19	12,195	14,417
Houston TX GO	5.000%	3/1/19	1,135	1,342
1 Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT	0.610%	11/16/17	10,000	10,067
Houston TX Independent School District GO	5.000%	2/15/17	2,375	2,716
Houston TX Independent School District GO	5.000%	2/15/18	1,755	2,056
Houston TX Independent School District GO	5.000%	2/15/19	2,890	3,429
Houston TX Independent School District GO PUT	2.500%	6/1/15	7,200	7,419
Houston TX Utility System Revenue	5.000%	11/15/14	5,385	5,653
Houston TX Utility System Revenue	5.000%	11/15/15	5,000	5,470
Houston TX Utility System Revenue	5.250%	5/15/16 (14)	10,000	10,271
Houston TX Utility System Revenue	5.000%	11/15/16	1,855	2,101
Houston TX Utility System Revenue	5.000%	11/15/17	13,500	15,704
Houston TX Utility System Revenue	5.250%	11/15/17 (4)	13,600	15,955
Houston TX Utility System Revenue	5.000%	11/15/18	2,500	2,961
1 Houston TX Utility System Revenue PUT	0.680%	8/1/16	41,000	41,098
1 Houston TX Utility System Revenue PUT	0.830%	6/1/17	18,000	18,084
Klein TX Independent School District GO	5.000%	8/1/15 (Prere.)	2,800	3,028
2 Lone Star College System Texas GO TOB VRDO	0.090%	11/7/13	2,900	2,900
Lower Colorado River Authority Texas Revenue	5.000%	5/15/14 (ETM)	65	67
Lower Colorado River Authority Texas Revenue	5.000%	5/15/14	8,905	9,135
Lower Colorado River Authority Texas Revenue	5.000%	5/15/14 (ETM)	5	5
Lower Colorado River Authority Texas Revenue	5.000%	5/15/14 (ETM)	25	26
Lower Colorado River Authority Texas Revenue	5.000%	5/15/16 (ETM)	5	6
Lower Colorado River Authority Texas Revenue	5.000%	5/15/16	1,295	1,436
Lower Colorado River Authority Texas Revenue	5.000%	5/15/17	1,710	1,940
Lower Colorado River Authority Texas Revenue	5.875%	5/15/17 (2)	9,895	9,939
Lubbock TX Electric Light & Power System Revenue	5.000%	4/15/16	2,000	2,207
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/16	2,740	3,018
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/17	3,310	3,740
Lubbock TX Health Facilities Development Corp. Revenue (St. Joseph Health System)	5.000%	7/1/18	1,765	2,021
Lubbock TX Independent School District GO VRDO	0.120%	11/7/13	14,800	14,800
Mission TX Economic Development Corp. Solid Waste Disposal Revenue
(Allied Waste Inc. Project) PUT	0.600%	1/2/14	7,000	7,000
Mission TX Economic Development Corp. Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	3.750%	6/1/15	8,500	8,756
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/18	750	866
North Central TX Health Facilities Development Corp. Hospital Revenue
(Children’s Medical Center of Dallas Project)	5.000%	8/15/19	1,900	2,208
North Texas Tollway Authority System Revenue	4.000%	9/1/16	1,000	1,092
North Texas Tollway Authority System Revenue	4.000%	9/1/17	1,725	1,921
North Texas Tollway Authority System Revenue	5.000%	9/1/17	1,480	1,704
North Texas Tollway Authority System Revenue	5.000%	1/1/19	4,000	4,542
North Texas Tollway Authority System Revenue	5.000%	1/1/20	5,000	5,689
North Texas Tollway Authority System Revenue (Dallas North Tollway)	5.000%	1/1/15 (Prere.)	10,000	10,553
2 North Texas Tollway Authority System Revenue TOB VRDO	0.090%	11/7/13 (13)	5,800	5,800
Northside TX Independent School District GO PUT	1.350%	6/1/14	14,300	14,375
Northside TX Independent School District GO PUT	1.900%	8/1/14	15,500	15,667
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/19	1,735	2,011
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/14	12,360	12,729

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/16	7,795	8,470
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/21	5,100	5,750
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/18	2,250	2,575
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/19	1,000	1,145
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/14	10,115	10,238
San Antonio TX Electric & Gas Systems Revenue	5.500%	2/1/14	6,210	6,294
San Antonio TX Electric & Gas Systems Revenue	5.375%	2/1/15	7,210	7,673
San Antonio TX Electric & Gas Systems Revenue PUT	2.000%	12/1/16	3,500	3,616
2 San Antonio TX Electric & Gas Systems Revenue TOB VRDO	0.090%	11/7/13	9,020	9,020
San Antonio TX GO	5.000%	2/1/17	4,135	4,725
San Antonio TX GO	5.000%	2/1/17	1,300	1,486
San Antonio TX GO	5.000%	8/1/17	1,070	1,240
San Antonio TX GO	5.000%	2/1/18	3,500	4,103
San Antonio TX GO	5.000%	8/1/18	1,000	1,186
San Antonio TX Water Revenue	5.000%	5/15/17	2,160	2,482
1 San Antonio TX Water Revenue PUT	0.000%	11/1/16	12,500	12,550
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/14	1,000	1,043
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/16 (2)	2,000	2,249
Spring Branch TX Independent School District GO	5.000%	2/1/14	3,635	3,680
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/19	2,225	2,576
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/20	1,845	2,130
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.000%	10/1/21	2,400	2,745
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/15	2,905	3,123
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/16	1,310	1,452
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/17	2,000	2,265
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/20	1,520	1,760
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/15	7,730	8,234
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/16	8,130	8,920
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health) VRDO	0.070%	11/7/13 LOC	25,000	25,000
Texas (Veterans Housing Assistance Program) GO VRDO	0.080%	11/7/13	7,455	7,455
Texas GO	5.000%	10/1/17	7,500	8,733
Texas GO	5.000%	10/1/18	7,500	8,906
2 Texas GO TOB VRDO	0.080%	11/7/13	15,000	15,000
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/13	1,000	1,005
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/16	90	98
1 Texas Municipal Gas Acquisition & Supply Corp. Revenue	0.550%	9/15/17	6,025	6,005
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/17	2,425	2,699
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	65,255	73,503
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/18	1,110	1,248
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/19	5,000	5,525
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/19	6,405	7,244
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/20	6,000	6,586
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/20	3,750	4,201
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/18 (15)	1,000	1,119
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/19 (15)	2,300	2,576
Texas Public Finance Authority Revenue (Texas Southern University)	5.000%	11/1/20 (15)	1,500	1,660
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/18	1,865	2,008
Texas State University System Financing System Revenue	5.000%	3/15/15	7,005	7,457
Texas Tech University System Financing System Revenue	3.000%	2/15/14	5,000	5,041
Texas Tech University System Financing System Revenue	5.000%	2/15/15	4,000	4,244
Texas Tech University System Financing System Revenue	5.000%	8/15/17	2,115	2,445
Texas Tech University System Financing System Revenue	5.000%	8/15/18	3,065	3,613
Texas Tech University System Financing System Revenue	5.000%	8/15/19	3,040	3,604
Texas Tech University System Financing System Revenue	5.000%	8/15/20	5,000	5,951
2 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.080%	11/7/13	1,000	1,000
2 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.090%	11/7/13	20,410	20,410
Texas Transportation Commission Revenue	5.000%	4/1/14	27,410	27,966
Texas Transportation Commission Revenue	5.000%	4/1/17	1,845	2,113
Texas Transportation Commission Revenue PUT	1.250%	2/15/15	10,000	10,038
2 Texas University System Revenue Financing System Revenue TOB VRDO	0.090%	11/7/13	4,995	4,995
Texas Water Development Board Revenue	5.000%	7/15/16	6,330	7,102
University of North Texas Revenue	5.000%	4/15/18	1,000	1,171

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of North Texas Revenue	5.000%	4/15/20	2,505	2,965
University of Texas Permanent University Fund Revenue	5.250%	8/15/16	10,090	11,442
University of Texas System Revenue Financing System Revenue	5.000%	8/15/14	1,325	1,376
University of Texas System Revenue Financing System Revenue	5.000%	8/15/14	1,775	1,843
University of Texas System Revenue Financing System Revenue	5.000%	8/15/17	25,135	29,147
University of Texas System Revenue Financing System Revenue	5.000%	8/15/18	6,505	7,701
University of Texas System Revenue Financing System Revenue	5.000%	8/15/18	4,525	5,357
University of Texas System Revenue Financing System Revenue	5.000%	8/15/19	9,255	11,062
University of Texas System Revenue Financing System Revenue	5.000%	8/15/19	5,000	5,976
University of Texas System Revenue Financing System Revenue CP	5.250%	8/15/14	2,855	2,970
				1,303,376
Utah (0.6%)
Alpine UT School District GO	5.000%	3/15/17	4,320	4,945
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/14	5,000	5,161
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/15	17,420	18,767
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/17	5,625	6,458
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/17	1,300	1,493
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/18	8,000	9,360
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/20	3,500	4,005
Utah Associated Municipal Power Systems Revenue (Payson Power Project)	4.000%	4/1/18	3,550	3,937
Utah Board of Regents Student Loan Revenue	4.000%	11/1/16	10,000	10,982
Utah GO	5.000%	7/1/17	6,125	7,079
Utah GO	5.000%	7/1/17	10,000	11,558
Utah GO	5.000%	7/1/18	19,000	22,476
Utah GO	5.000%	7/1/18	3,000	3,549
				109,770
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/15	5,000	5,322
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	8,000	8,712
				14,034
Virginia (2.1%)
Arlington County VA Industrial Development Authority Hospital Revenue
(Virginia Hospital Center Arlington Health System)	5.000%	7/1/16	3,755	4,131
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/17	2,480	2,828
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/18	4,255	4,948
Fairfax County VA Public Improvement GO	5.000%	4/1/18	10,885	12,806
Fairfax County VA Public Improvement GO	5.000%	4/1/19	10,885	12,985
Fairfax County VA Water Authority Revenue	5.000%	4/1/14 (Prere.)	21,535	21,968
1 Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(Mary Washington Healthcare Obligated Group) PUT	0.000%	2/1/17	6,500	6,515
Loudoun County VA GO	5.000%	12/1/18	3,435	4,094
Norfolk VA GO	5.000%	3/1/15	5,910	6,283
Norfolk VA GO	5.000%	3/1/16	4,000	4,423
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/19	5,015	5,774
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/20	1,460	1,680
Tobacco Settlement Financing Corp. Virginia Revenue	5.625%	6/1/15 (Prere.)	5,000	5,415
University of Virginia Revenue	5.000%	9/1/17	1,275	1,479
University of Virginia Revenue	5.000%	6/1/20	500	602
University of Virginia Revenue	5.000%	6/1/21	2,660	3,216
Virginia Beach VA GO	5.000%	4/1/18	3,250	3,817
Virginia Beach VA GO	5.000%	7/15/18	2,995	3,540
Virginia Beach VA Public Improvement Revenue	5.000%	7/15/15	2,825	3,050
Virginia Beach VA Public Improvement Revenue	5.000%	7/15/16	6,905	7,740
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/14	1,350	1,366
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	3,090	3,406
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/18	9,585	11,193
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/14	2,000	2,080
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/15	3,400	3,689
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/15	7,330	7,953
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/16	500	563
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/17	5,070	5,804

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/17	3,015	3,452
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/17	2,970	3,447
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/18	3,280	3,841
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/18	8,115	9,542
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/19	1,750	2,072
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/19	8,525	10,131
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/19	1,605	1,915
Virginia GO	5.000%	6/1/14	8,750	8,997
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/15	4,115	4,451
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/17	12,550	14,503
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/19	8,530	10,158
Virginia Public Building Authority Revenue	5.000%	8/1/14	8,000	8,290
Virginia Public School Authority Revenue	5.000%	8/1/14	3,815	3,953
Virginia Public School Authority Revenue	5.250%	8/1/14	3,000	3,114
Virginia Public School Authority Revenue	5.000%	8/1/15	15,000	16,221
Virginia Public School Authority Revenue	5.000%	8/1/15	1,500	1,622
Virginia Public School Authority Revenue	5.000%	8/1/16	5,810	6,519
Virginia Public School Authority Revenue	5.000%	8/1/16	1,570	1,761
Virginia Public School Authority Revenue	5.000%	8/1/16	32,000	35,902
Virginia Public School Authority Revenue	5.000%	8/1/18	16,665	19,672
Virginia Public School Authority Revenue	5.000%	8/1/19	16,220	19,316
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/18	5,360	6,368
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/19	3,500	4,204
Virginia Small Business Financing Authority Health Care Facilities Revenue (Sentara Healthcare)	5.000%	11/1/13	3,500	3,500
Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	15,000	15,369
York County VA Economic Development Authority Pollution Control Revenue
(VA Electric & Power Co. Project) PUT	4.050%	5/1/14	6,750	6,853
				378,521
Washington (2.7%)
Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue	5.000%	11/1/14 (2)	8,125	8,515
Central Washington University System Revenue	5.000%	5/1/17	1,860	2,112
Central Washington University System Revenue	5.000%	5/1/18	1,960	2,270
Central Washington University System Revenue	5.000%	5/1/19	2,050	2,388
Central Washington University System Revenue	5.000%	5/1/20	2,150	2,506
Clark County WA Public Utility Revenue	5.000%	1/1/15	1,500	1,581
Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/17	14,000	16,143
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/15	6,000	6,469
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/15	8,450	9,110
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/16	24,000	26,851
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/17	20,000	23,061
King County WA (Public Hospital District) GO	5.000%	12/1/19	2,500	2,914
King County WA (Public Hospital District) GO	5.000%	12/1/20	2,500	2,913
King County WA Sewer Revenue	5.000%	1/1/19	12,835	15,172
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/18	1,400	1,638
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/20	1,000	1,178
Lewis County WA Public Utility District No. 1 Revenue (Cowlitz Falls Hydroelectric Project)	5.000%	10/1/21	1,000	1,176
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/17	4,000	4,581
Seattle WA Municipal Light & Power Revenue	5.000%	2/1/16	3,500	3,858
Seattle WA Water System Revenue	5.000%	2/1/15 (4)	4,725	5,006
Tacoma WA Electric System Revenue	5.000%	1/1/14 (ETM)	8,790	8,861
Tacoma WA Electric System Revenue	5.000%	1/1/14 (4)	16,930	17,066
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/25	16,485	17,241
University of Washington Revenue	5.000%	4/1/17	6,880	7,886
University of Washington Revenue	5.000%	4/1/18	7,225	8,479
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/19	10,000	11,919
Washington Economic Development Finance Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	2.000%	9/2/14	7,500	7,577
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/18	14,273	16,700
Washington Federal Highway Grant Anticipation Revenue (520 Corridor Program)	5.000%	9/1/20	9,210	10,797
Washington GO	5.000%	1/1/14	19,395	19,553
Washington GO	5.000%	2/1/14	11,105	11,240
Washington GO	5.000%	7/1/15 (2)	2,400	2,588
Washington GO	5.700%	10/1/15	2,730	2,885
Washington GO	5.000%	1/1/16	20,000	22,006
Washington GO	5.000%	1/1/16	5,285	5,815
Washington GO	5.000%	2/1/16	3,995	4,409
Washington GO	5.000%	2/1/16	13,040	14,392
Washington GO	5.000%	7/1/17	5,000	5,775
Washington GO	5.000%	8/1/17	6,605	7,646
Washington GO	5.000%	8/1/17	11,175	12,936

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington GO	5.000%	7/1/18	21,220	25,070
Washington GO	5.000%	7/1/18	24,315	28,727
Washington GO	5.000%	7/1/18	15,000	17,722
Washington GO	5.000%	7/1/19	19,770	23,563
Washington GO	5.000%	7/1/19	14,580	17,377
2 Washington GO TOB VRDO	0.090%	11/7/13	4,000	4,000
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/15	2,500	2,674
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/16	2,500	2,752
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/13	1,205	1,205
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/14	1,340	1,398
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/16	1,300	1,455
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/17	1,360	1,561
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/18	700	815
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/19	1,000	1,173
				484,705
West Virginia (0.4%)
Mason County WV Pollution Control Revenue (Appalachian Power Co. Project) PUT	2.000%	10/1/14	10,000	10,094
West Virginia Commissioner of Highways Special Obligation Revenue	5.000%	9/1/14	9,265	9,632
West Virginia Commissioner of Highways Special Obligation Revenue	5.000%	9/1/15	7,150	7,743
West Virginia Economic Development Authority Pollution Control Revenue
(American Electric Power Co. Inc.)	3.250%	5/1/19	10,000	10,230
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Ohio Power Co. - Amos Project) PUT	3.125%	4/1/15	15,000	15,378
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/15	3,070	3,276
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	4.125%	9/1/16	1,755	1,881
West Virginia University Revenue	5.000%	10/1/18	1,300	1,522
1 West Virginia University Revenue PUT	0.730%	10/1/14	10,000	10,006
				69,762
Wisconsin (1.5%)
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/16	3,125	3,516
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/17	3,370	3,897
Milwaukee WI GO	5.000%	5/1/18	11,655	13,670
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/18	750	860
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/20	660	756
Wisconsin Annual Appropriation Revenue	5.000%	5/1/16	6,575	7,296
Wisconsin GO	5.000%	5/1/14	5,000	5,121
Wisconsin GO	5.000%	5/1/16	13,870	15,438
Wisconsin GO	5.000%	5/1/16	10,530	11,721
Wisconsin GO	5.000%	5/1/16 (14)	11,240	11,508
Wisconsin GO	5.000%	5/1/17	8,100	9,291
Wisconsin GO	5.000%	5/1/17	7,000	8,030
Wisconsin GO	5.000%	11/1/17	4,500	5,230
Wisconsin GO	5.000%	11/1/18	11,000	13,042
Wisconsin GO	5.000%	5/1/19	12,955	15,371
Wisconsin GO	5.000%	5/1/19	5,000	5,932
Wisconsin GO	5.000%	11/1/19	3,100	3,704
Wisconsin GO	5.000%	11/1/20	7,400	8,878
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian Healthcare Inc.)	5.000%	7/1/14	1,035	1,065
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	5.000%	6/1/20	33,465	38,913
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	4/15/15	1,495	1,586
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	4/15/16	1,100	1,203
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/16	7,500	8,265
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	5,025	5,619
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/17	1,000	1,118
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/19	1,160	1,306
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	4.750%	8/15/14	2,000	2,061
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.) PUT	5.125%	8/15/16	10,390	11,416
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	4.000%	8/15/17	1,000	1,107
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/18	1,000	1,162
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	4.000%	8/15/19	1,500	1,651
Wisconsin Health & Educational Facilities Authority Revenue
(Hospital Sisters Services Inc. Obligated Group)	5.000%	8/15/20	5,335	6,146
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/1/14 (4)	5,000	5,163
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/1/15 (4)	2,000	2,138
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/18	730	836
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/19	3,740	4,179
Wisconsin Petroleum Inspection Fee Revenue	5.000%	7/1/16	10,000	11,168

Limited-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/14 (4)	4,145	4,275
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/15 (4)	11,390	12,245
Wisconsin Transportation Revenue	5.000%	7/1/15	2,100	2,263
				268,146
Total Tax-Exempt Municipal Bonds (Cost $16,979,964)				17,305,125

			Shares
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
3 Vanguard Municipal Cash Management Fund (Cost $328,421)	0.101%		328,420,851	328,421
Total Investments (100.0%) (Cost $17,308,385)				17,633,546
Other Assets and Liabilities (0.0%)
Other Assets				285,497
Liabilities				(278,364)
				7,133
Net Assets (100%)				17,640,679

At October 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				17,424,360
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(108,842)
Unrealized Appreciation (Depreciation)				325,161
Net Assets				17,640,679

Investor Shares—Net Assets
Applicable to 213,765,160 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				2,364,434
Net Asset Value Per Share—Investor Shares				$11.06

Admiral Shares—Net Assets
Applicable to 1,381,103,319 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				15,276,245
Net Asset Value Per Share—Admiral Shares				$11.06

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $1,259,589,000, representing 7.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.1%)
Alabama (1.0%)
Alabama 21st Century Authority Tobacco Settlement Revenue	5.000%	6/1/20	1,000	1,136
Alabama 21st Century Authority Tobacco Settlement Revenue	5.000%	6/1/21	1,500	1,697
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/24	3,695	4,041
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/24	2,520	2,756
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/30	6,905	7,272
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/31	7,245	7,598
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/32	7,000	7,263
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/19	58,350	66,908
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/20	60,660	69,245
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/21	62,600	71,139
Alabama Public School & College Authority Capital Improvement Revenue	5.000%	12/1/22	13,595	15,449
Auburn University Alabama General Fee Revenue	4.000%	6/1/15	2,500	2,646
Auburn University Alabama General Fee Revenue	5.000%	6/1/16	3,690	4,111
Auburn University Alabama General Fee Revenue	5.000%	6/1/17	3,160	3,633
Auburn University Alabama General Fee Revenue	5.000%	6/1/17	1,550	1,780
Auburn University Alabama General Fee Revenue	5.000%	6/1/31	3,000	3,241
Birmingham AL GO	0.000%	3/1/32	5,000	4,368
Courtland AL Development Board Pollution Control Revenue (International Paper Co.)	5.000%	6/1/25	5,000	5,061
Huntsville AL GO	5.000%	3/1/26	2,540	2,876
Huntsville AL GO	5.000%	5/1/33	5,000	5,338
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.000%	2/1/18	2,830	3,130
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/19	2,415	2,685
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/20	2,845	3,153
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/21	3,630	3,946
Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue
(Infirmary Health System Inc.)	5.250%	2/1/30	5,000	5,039
Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.650%	3/20/17	8,700	8,729
1 Mobile AL Water & Sewer Commissioners Revenue TOB VRDO	0.080%	11/1/13 LOC	3,490	3,490
University of Alabama General Revenue	5.000%	7/1/21	10,530	12,608
				330,338
Alaska (0.2%)
Alaska GO	5.000%	8/1/24	5,000	5,982
Alaska GO	5.000%	8/1/25	4,250	5,021
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/25	3,075	3,450
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/26	5,330	5,913
Alaska Housing Finance Corp. General Housing Revenue	5.000%	12/1/29	2,000	2,149
Alaska Municipal Bond Bank Authority Revenue	5.000%	2/1/32	4,845	5,244
Matanuska-Susitna Borough AK GO	5.000%	3/1/17	3,595	4,094
Northern Alaska Tobacco Securitization Corp. Revenue	4.625%	6/1/23	14,535	13,659
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	12,755	13,921
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/16	1,000	1,091
				60,524
Arizona (2.4%)
Arizona Board Regents Arizona State University System COP	5.000%	6/1/20 (2)	2,430	2,679
Arizona Board Regents Arizona State University System COP	5.000%	7/1/20 (14)	5,120	5,758
Arizona Board Regents Arizona State University System COP	5.000%	6/1/21 (2)	4,310	4,736
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/25	1,770	2,023
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/27	1,115	1,247
Arizona Board Regents Arizona State University System Revenue	6.000%	7/1/27	1,135	1,307
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/28	2,545	2,769
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/28	1,000	1,107
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/31	1,000	1,077
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/32	1,290	1,379
Arizona COP	5.000%	9/1/25 (4)	10,000	10,505
Arizona COP	5.000%	9/1/27 (4)	5,000	5,188
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/21	3,480	3,847
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/22	3,100	3,390
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/23	5,000	5,380
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/27	6,500	6,609
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/24	10,000	10,907
Arizona Health Facilities Authority Revenue (Banner Health)	5.000%	1/1/25	7,500	8,037
2 Arizona Health Facilities Authority Revenue (Phoenix Children’s Hospital) PUT	1.930%	2/5/20	12,500	12,297
Arizona Lottery Revenue	5.000%	7/1/22 (4)	18,000	20,212
Arizona Lottery Revenue	5.000%	7/1/24 (4)	15,000	16,508

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Arizona Lottery Revenue	5.000%	7/1/25 (4)	15,000	16,359
Arizona Lottery Revenue	5.000%	7/1/26 (4)	13,975	15,112
Arizona School Facilities Board COP	5.000%	9/1/16	24,000	26,773
Arizona School Facilities Board COP	5.000%	9/1/16 (14)	34,300	37,008
Arizona School Facilities Board COP	5.000%	9/1/17	21,000	23,997
Arizona School Facilities Board COP	5.000%	9/1/17 (14)	26,755	28,821
Arizona School Facilities Board COP	5.000%	9/1/18	13,000	15,072
Arizona School Facilities Board COP	5.125%	9/1/21	5,000	5,539
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/14	8,000	8,258
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/18	10,000	11,448
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/19	10,000	11,354
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/20	11,500	13,041
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/21	16,300	18,437
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/22	9,940	11,698
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/24	10,000	11,246
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/25	7,540	8,375
Arizona Transportation Board Highway Revenue	5.000%	7/1/14 (Prere.)	8,180	8,444
Arizona Transportation Board Highway Revenue	5.000%	7/1/14 (Prere.)	2,000	2,065
Arizona Transportation Board Highway Revenue	5.000%	7/1/15 (Prere.)	9,460	10,200
Arizona Transportation Board Highway Revenue	5.000%	7/1/16 (Prere.)	10,035	11,238
Arizona Transportation Board Highway Revenue	5.000%	7/1/22	8,500	10,169
Arizona Transportation Board Highway Revenue	5.000%	7/1/25	5,000	5,680
Arizona Transportation Board Highway Revenue	5.000%	7/1/30	5,000	5,418
Arizona Transportation Board Highway Revenue	5.000%	7/1/32	14,580	15,671
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/20	3,500	4,206
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/22	6,000	7,240
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/18	3,325	3,714
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/19	2,000	2,245
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/20	1,500	1,680
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/21	1,500	1,639
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/22	3,500	3,770
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/23	3,805	4,117
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/25	3,750	3,967
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/26	2,890	3,033
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/27	5,000	5,207
Glendale AZ Industrial Development Authority Revenue (Midwestern University)	5.000%	5/15/30	14,000	14,329
Glendale AZ Transportation Excise Tax Revenue	5.000%	7/1/23 (14)	4,235	4,747
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/16	6,500	7,226
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/17	10,000	11,371
Maricopa County AZ Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)	5.000%	7/1/18	6,000	6,726
Maricopa County AZ Regional Public Transportation Authority Excise Tax Revenue	5.000%	7/1/21	6,220	6,998
3 Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	0.000%	7/1/20	1,355	1,399
3 Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	0.000%	7/1/28	690	702
3 Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	0.000%	7/1/29	480	491
3 Maricopa County AZ School District No. 28 (Kyrene Elementary) GO	0.000%	7/1/30	375	380
Maricopa County AZ Unified School District GO	5.000%	7/1/22	8,450	10,123
Mesa AZ Excise Tax Revenue	5.000%	7/1/27	4,000	4,346
Mesa AZ Utility System Revenue	5.000%	7/1/19 (14)	10,000	11,773
Mesa AZ Utility System Revenue	5.000%	7/1/21 (14)	11,900	14,014
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/14	5,110	5,273
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/23	5,000	5,638
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/24	2,235	2,519
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/27	9,530	10,389
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/28	9,555	10,018
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/30	13,330	13,764
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/14 (Prere.)	7,840	8,092
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/14 (Prere.)	19,000	19,611
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/20	5,165	5,882
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/22 (14)	5,420	5,891
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	4.750%	7/1/24	7,805	8,594
Phoenix AZ Civic Improvement Corp. Wastewater System Revenue	5.500%	7/1/24	2,500	2,917
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/21 (14)	4,200	4,474
Phoenix AZ GO	5.000%	7/1/20	5,150	5,865
Pima County AZ Industrial Development Authority Revenue (Tucson Electric Power Co. Project)	4.000%	9/1/29	12,000	10,734
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/22	4,350	4,976
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/27	10,000	10,962
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	1/1/28	2,750	3,001
Salt River Project Arizona Agricultural Improvement & Power District Revenue	5.000%	12/1/30	2,095	2,299

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/19	25	28
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/21	3,770	4,203
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/22	3,965	4,413
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/23	8,370	9,268
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/24	4,510	4,947
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/25	19,125	20,823
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/26	2,725	2,939
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/28	270	285
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	6,850	7,669
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	7,280	8,151
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/16 (Prere.)	5,710	6,393
Scottsdale AZ Municipal Property Corp. Excise Tax Revenue	5.000%	7/1/22	12,415	14,981
Tucson AZ GO	5.000%	7/1/26 (12)	1,000	1,075
Tucson AZ GO	5.000%	7/1/29 (12)	1,000	1,050
University Medical Center Corp. Arizona Hospital Revenue	6.250%	7/1/29	1,500	1,620
				822,572
Arkansas (0.1%)
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/22	2,000	2,383
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/23	1,280	1,523
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/24	4,330	5,104
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/25	2,000	2,316
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/25	1,815	2,042
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/26	2,190	2,497
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/26	1,075	1,194
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/27	1,695	1,855
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/28	3,210	3,561
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/29	3,355	3,683
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/30	2,555	2,786
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/27	1,000	1,114
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/28	3,000	3,316
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/29	1,970	2,158
University of Arkansas Revenue (UAMS Campus)	5.000%	11/1/30	2,000	2,174
				37,706
California (12.1%)
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/27	1,375	1,459
ABAG Finance Authority for Nonprofit Corps. California Revenue (Jackson Laboratory)	5.000%	7/1/29	2,795	2,896
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/27	3,000	3,365
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/28	4,165	4,626
Anaheim CA Public Financing Authority Revenue (Electric System)	5.250%	10/1/28	5,030	5,535
Anaheim CA Public Financing Authority Revenue (Electric System)	5.250%	10/1/29	5,300	5,789
Bay Area CA Infrastructure Financing Authority Revenue	5.000%	8/1/17 (14)	275	276
Bay Area CA Infrastructure Financing Authority Revenue	5.000%	8/1/17 (10)	4,500	4,511
Bay Area CA Infrastructure Financing Authority Revenue	5.000%	8/1/17 (14)	16,525	17,028
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	20,195	22,416
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	26,400	29,304
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	7,000	8,032
Beverly Hills CA Unified School District GO	0.000%	8/1/28	5,000	2,662
Beverly Hills CA Unified School District GO	0.000%	8/1/29	8,000	3,981
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	7,790	8,679
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	5,000	5,571
California Department of Water Resources Power Supply Revenue	5.000%	5/1/19	20,000	23,843
California Department of Water Resources Power Supply Revenue	5.000%	5/1/20	20,000	24,059
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	20,000	23,242
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	30,000	35,595
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	19,250	22,216
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	10,000	11,720
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/14	2,000	2,107
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/14	3,070	3,234
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/16	2,695	3,075
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/16	5,000	5,705
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/17	5,000	5,873
California Economic Recovery GO	5.000%	7/1/14 (Prere.)	28,925	29,857
California Economic Recovery GO	5.000%	7/1/15	41,775	43,115
California Economic Recovery GO	5.000%	7/1/20	20,000	23,566
California Economic Recovery GO	5.250%	7/1/21	50,000	59,589
California GO	5.125%	11/1/13 (Prere.)	7,000	7,000
California GO	5.250%	11/1/13 (Prere.)	7,310	7,310
California GO	5.250%	11/1/13 (Prere.)	2,915	2,915
California GO	5.250%	11/1/13 (Prere.)	9,000	9,000
California GO	5.250%	11/1/13 (Prere.)	10,000	10,000
California GO	5.000%	6/1/14 (Prere.)	8,580	8,816

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	8/1/14	6,355	6,585
California GO	5.000%	3/1/15	6,000	6,382
California GO	6.000%	2/1/16	1,500	1,689
California GO	5.000%	4/1/16	10,000	11,094
California GO	5.000%	9/1/16	8,000	9,011
California GO	5.000%	3/1/17	3,000	3,425
California GO	5.000%	4/1/17	13,050	14,933
California GO	5.000%	4/1/17	9,500	10,871
2 California GO	0.830%	5/1/17	3,500	3,527
California GO	5.000%	10/1/17	20,000	23,188
California GO	5.500%	4/1/18	30,000	35,690
California GO	6.000%	4/1/18	11,480	13,927
California GO	5.000%	9/1/18	33,800	37,659
California GO	5.000%	12/1/18	85	87
California GO	5.500%	4/1/19	5,000	6,014
California GO	5.000%	4/1/20	18,000	20,721
California GO	5.000%	8/1/20	18,970	21,389
California GO	5.000%	11/1/20 (14)	5,000	5,723
California GO	5.000%	2/1/21	13,000	13,157
California GO	5.000%	12/1/21	16,365	18,723
California GO	5.000%	3/1/22	6,375	6,900
California GO	5.000%	3/1/22 (2)	9,225	9,735
California GO	5.250%	9/1/22	35,000	41,900
California GO	5.250%	10/1/22	15,000	17,052
California GO	5.000%	3/1/23	36,120	38,051
California GO	5.000%	3/1/23	29,000	31,355
California GO	5.000%	3/1/24	30,115	32,460
California GO	5.000%	10/1/24	19,500	21,699
California GO	5.000%	10/1/25	20,000	22,633
California GO	5.500%	8/1/26	23,665	27,101
California GO	5.000%	10/1/26	31,140	34,720
California GO	5.000%	10/1/27	11,250	12,404
California GO	5.250%	10/1/27	26,440	29,643
California GO	5.000%	2/1/28	12,500	13,609
California GO	5.750%	4/1/29	2,395	2,710
California GO	5.250%	9/1/29	10,460	11,568
California GO	5.000%	10/1/29	27,000	28,467
California GO	5.250%	3/1/30	29,500	32,181
California GO	5.250%	9/1/30	25,480	27,895
California GO	5.750%	4/1/31	79,190	88,489
California GO	5.000%	6/1/31	3,000	3,061
California GO	5.000%	2/1/32	50,640	53,279
California GO	5.000%	2/1/33	79,605	83,382
California GO	6.500%	4/1/33	54,500	64,900
1 California GO TOB VRDO	0.250%	11/7/13 (4)	11,000	11,000
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.000%	3/1/14	2,205	2,238
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.125%	7/1/22	7,590	8,089
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.250%	3/1/27	19,000	20,292
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.250%	3/1/28	9,160	9,684
California Health Facilities Financing Authority Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	30,940	31,920
California Health Facilities Financing Authority Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	15,000	15,444
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	8,000	8,634
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/19	3,135	3,374
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/20	4,180	4,486
California Health Facilities Financing Authority Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/21	6,165	6,598
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/25	5,000	5,234
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/26	5,000	5,174
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/27	3,845	3,938
California Health Facilities Financing Authority Revenue (City of Hope Medical Center)	5.000%	11/15/26	2,430	2,638
1 California Health Facilities Financing Authority Revenue (Dignity Health) TOB VRDO	0.140%	11/7/13 LOC	13,000	13,000
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospital at Stanford) PUT	1.450%	3/15/17	4,000	4,063
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospital at Stanford) PUT	1.450%	3/15/17	5,000	5,078
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/19	8,080	9,424
California Health Facilities Financing Authority Revenue (Scripps Health)	5.500%	10/1/20	4,000	4,735
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/21	7,110	8,227
California Health Facilities Financing Authority Revenue (Scripps Health)	5.000%	10/1/22	3,250	3,751
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.250%	7/1/21	25,980	29,206
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.500%	7/1/29	15,000	16,619
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.000%	7/1/33	4,250	4,378

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,432
California Health Facilities Financing Authority Revenue (Sutter Health)	5.000%	8/15/15	7,550	8,162
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/16	5,000	5,668
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/17	5,100	5,977
California Health Facilities Financing Authority Revenue (Sutter Health)	5.500%	8/15/26	4,500	5,011
California Health Facilities Financing Authority Revenue (Sutter Health)	5.875%	8/15/31	10,000	11,379
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/14	9,000	9,110
2 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.580%	4/1/14	25,800	25,829
2 California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	0.360%	4/1/16	18,000	17,946
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/15	1,615	1,689
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/16	2,070	2,232
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/20	1,575	1,727
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.000%	2/1/21	1,700	1,832
California Municipal Finance Authority
(Community Hospitals of Central California Obligated Group) COP	5.250%	2/1/24	5,000	5,258
California Municipal Finance Authority Revenue (University of La Verne)	5.750%	6/1/25	8,525	9,262
California Municipal Finance Authority Revenue (University of La Verne)	6.125%	6/1/30	3,000	3,180
California Public Works Board Lease Revenue (Department of Corrections)	5.250%	1/1/16 (2)	5,265	5,791
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/25	3,100	3,109
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/27	7,420	8,005
California Public Works Board Lease Revenue (Department of General Services)	6.125%	4/1/28	5,000	5,766
California Public Works Board Lease Revenue (Department of General Services)	6.125%	4/1/29	2,000	2,301
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/27	5,000	5,432
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/28	15,830	17,040
California Public Works Board Lease Revenue (Department of State Hospitals)	5.000%	6/1/29	8,585	9,157
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/24	10,000	11,099
California Public Works Board Lease Revenue (Judicial Council Projects)	5.250%	12/1/25	7,000	7,823
California Public Works Board Lease Revenue (Judicial Council Projects)	5.250%	12/1/26	5,000	5,511
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/27	3,120	3,384
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/27	13,000	13,974
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/28	8,000	8,531
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/29	4,250	4,527
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/29	10,705	11,324
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/30	3,930	4,130
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/31	5,000	5,219
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/32	3,650	3,796
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/33	3,350	3,471
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/14 (ETM)	8,370	8,572
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (ETM)	9,980	10,686
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	8,750	9,369
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	4,985	5,337
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	5,700	6,103
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	11,820	12,656
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	10,000	10,707
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	15,230	16,307
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	15,235	16,312
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	8,765	9,385
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	9,650	10,332
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	5/1/15 (Prere.)	7,500	8,030
California Public Works Board Lease Revenue (Regents of The University of California)	5.000%	12/1/21 (Prere.)	8,145	9,897
California Public Works Board Lease Revenue (Regents of The University of California)	5.250%	6/1/22 (ETM)	15,045	18,581
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/20	2,700	3,162
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	12/1/21 (Prere.)	10,000	12,151
California Public Works Board Lease Revenue (Various Capital Projects)	6.250%	11/1/24	13,665	15,890
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/27	3,075	3,313
California Public Works Board Lease Revenue (Various Capital Projects)	5.125%	10/1/31	4,250	4,448
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/32	9,650	10,005
California State University Revenue Systemwide	5.000%	11/1/26	14,775	16,140
California State University Revenue Systemwide	5.750%	11/1/27	5,000	5,679
California State University Revenue Systemwide	5.250%	11/1/28	7,395	8,330
California State University Revenue Systemwide	5.250%	11/1/29	7,790	8,694
California State University Revenue Systemwide	5.250%	11/1/30	7,960	8,819
California State University Revenue Systemwide	5.250%	11/1/31	4,000	4,357
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/16	36,970	41,018
California Statewide Communities Development Authority Revenue (Kaiser Permanente) PUT	3.900%	7/1/14	23,550	24,004
1 California Statewide Communities Development Authority Revenue (Sutter Health) TOB VRDO	0.110%	11/7/13	650	650

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cerritos CA Community College District GO	0.000%	8/1/28	1,000	488
Cerritos CA Community College District GO	5.250%	8/1/28	3,540	3,888
Cerritos CA Community College District GO	5.250%	8/1/29	3,160	3,455
Cerritos CA Community College District GO	0.000%	8/1/30	1,850	784
Cerritos CA Community College District GO	5.250%	8/1/30	4,235	4,653
Cerritos CA Community College District GO	0.000%	8/1/31	1,000	397
Chabot-Las Positas CA Community College District GO	5.000%	8/1/27	7,000	7,702
Chabot-Las Positas CA Community College District GO	5.000%	8/1/30	15,000	16,000
Chabot-Las Positas CA Community College District GO	5.000%	8/1/31	5,000	5,305
Chabot-Las Positas CA Community College District GO	5.000%	8/1/32	17,000	17,939
Contra Costa CA Community College District GO	5.000%	8/1/29	2,000	2,194
Contra Costa CA Community College District GO	5.000%	8/1/30	3,000	3,270
Contra Costa CA Community College District GO	5.000%	8/1/34	4,000	4,277
Contra Costa CA Transportation Authority Sales Tax Revenue	5.000%	3/1/25	2,000	2,287
2 East Bay CA Municipal Utility District Waste Water System Revenue PUT	0.400%	7/8/15	13,100	13,109
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/25	3,600	4,104
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/26	2,500	2,817
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/27	2,000	2,216
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/28	3,000	3,288
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/28	2,655	2,888
El Dorado CA Irrigation District Revenue	5.000%	3/1/22 (4)	1,035	1,188
El Dorado CA Irrigation District Revenue	5.000%	3/1/23 (4)	1,750	1,963
El Dorado CA Irrigation District Revenue	5.000%	3/1/24 (4)	1,000	1,109
El Dorado CA Irrigation District Revenue	5.000%	3/1/25 (4)	1,000	1,097
El Dorado CA Irrigation District Revenue	5.000%	3/1/26 (4)	2,485	2,697
El Dorado CA Irrigation District Revenue	5.000%	3/1/27 (4)	2,110	2,255
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	2,000	2,117
El Monte CA High School District GO	5.500%	6/1/27 (12)	2,630	2,899
El Monte CA High School District GO	5.500%	6/1/28 (12)	2,355	2,577
El Segundo CA Unified School District GO	0.000%	8/1/28	2,705	1,296
El Segundo CA Unified School District GO	0.000%	8/1/29	8,655	3,821
El Segundo CA Unified School District GO	0.000%	8/1/30	9,160	3,771
Fairfield CA (Fairfield Water) COP	0.000%	4/1/23 (10)	1,000	660
Fairfield CA (Fairfield Water) COP	0.000%	4/1/24 (10)	3,455	2,110
Fairfield CA (Fairfield Water) COP	0.000%	4/1/25 (10)	6,340	3,581
Fairfield CA (Fairfield Water) COP	0.000%	4/1/27 (10)	6,480	3,188
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/23 (14)	2,875	1,797
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/24 (14)	1,700	996
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/25 (14)	2,055	1,127
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/26 (14)	2,985	1,532
Folsom Cordova CA Unified School District School Facilities Improvement District No. 3 GO	0.000%	10/1/28 (14)	2,875	1,291
Foothill/Eastern Corridor Agency California Toll Road Revenue	5.125%	1/15/19 (14)	5,200	5,204
Fresno CA Sewer Revenue	6.250%	9/1/14 (2)	3,275	3,413
Fresno CA Sewer Revenue	5.000%	9/1/25 (12)	2,275	2,539
Fresno CA Sewer Revenue	5.000%	9/1/26 (12)	7,425	8,107
Fresno CA Sewer Revenue	5.000%	9/1/27 (12)	7,835	8,410
Gilroy CA Unified School District GO	0.000%	8/1/30 (ETM)	255	134
Gilroy CA Unified School District GO	0.000%	8/1/30 (12)	5,245	2,180
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/14	9,000	9,168
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/15	6,505	6,810
Golden State Tobacco Securitization Corp. California Revenue	5.000%	6/1/16	12,545	13,451
Golden State Tobacco Securitization Corp. California Revenue	4.500%	6/1/27	92,095	78,386
Hacienda La Puente CA Unified School District GO	5.000%	8/1/25 (4)	7,000	7,876
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/31	5,200	5,418
La Mesa-Spring Valley CA School District GO	0.000%	8/1/23 (14)	2,090	1,408
La Mesa-Spring Valley CA School District GO	0.000%	8/1/25 (14)	3,635	2,152
La Mesa-Spring Valley CA School District GO	0.000%	8/1/27 (14)	1,500	756
La Mesa-Spring Valley CA School District GO	0.000%	8/1/28 (14)	3,170	1,491
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/20	50	56
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.250%	11/15/23	230	254
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.000%	11/15/24	90	96
Long Beach CA Finance Authority Natural Gas Purchase Revenue	5.500%	11/15/28	125	134
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/18 (2)	5,495	6,331
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/19 (2)	3,970	4,593
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/20 (2)	3,250	3,762
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/21 (2)	7,645	8,832
Long Beach CA Finance Authority Tax Revenue	5.500%	11/1/22 (2)	3,535	4,115
Long Beach CA Unified School District GO	0.000%	8/1/23 (12)	1,995	1,354
Long Beach CA Unified School District GO	0.000%	8/1/26 (12)	2,925	1,639
Los Angeles CA Community College District GO	5.000%	8/1/28	7,210	7,881
Los Angeles CA Community College District GO	5.250%	8/1/29	4,145	4,587

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/23	3,115	3,482
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/26	5,705	6,366
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/26	3,250	3,499
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/27	3,250	3,541
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/28	3,960	4,275
Los Angeles CA Department of Airports International Airport Revenue	5.250%	5/15/28	12,750	13,796
Los Angeles CA Department of Airports International Airport Revenue	5.250%	5/15/29	5,000	5,386
Los Angeles CA Harbor Department Revenue	5.000%	8/1/28	6,930	7,599
Los Angeles CA Municipal Improvement Corp. Lease Revenue (Police Headquarters Facility)	5.000%	1/1/24 (14)	15,435	16,540
Los Angeles CA Unified School District GO	5.000%	7/1/16 (4)	6,900	7,735
Los Angeles CA Unified School District GO	5.000%	7/1/16	7,290	8,172
Los Angeles CA Unified School District GO	4.750%	7/1/19 (4)	12,500	13,792
Los Angeles CA Unified School District GO	5.000%	7/1/19	3,635	4,344
Los Angeles CA Unified School District GO	5.000%	7/1/21 (4)	4,000	4,545
Los Angeles CA Unified School District GO	5.000%	7/1/21 (4)	10,000	11,363
Los Angeles CA Unified School District GO	5.000%	7/1/22 (4)	22,410	25,444
Los Angeles CA Unified School District GO	5.000%	7/1/23 (3)	31,690	33,777
Los Angeles CA Unified School District GO	5.000%	7/1/23 (3)	24,035	26,577
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	6,425	7,286
Los Angeles CA Unified School District GO	5.250%	7/1/23	8,835	10,347
Los Angeles CA Unified School District GO	5.250%	7/1/23	5,000	5,856
Los Angeles CA Unified School District GO	5.000%	7/1/24 (14)	10,000	10,646
Los Angeles CA Unified School District GO	5.000%	7/1/25 (4)	7,330	8,280
Los Angeles CA Unified School District GO	5.000%	7/1/26	7,500	8,568
Los Angeles CA Unified School District GO	5.250%	7/1/28	8,000	8,856
Los Angeles CA Unified School District GO	5.200%	7/1/29	6,295	6,886
Los Angeles CA Unified School District GO TOB VRDO	0.090%	11/1/13	12,900	12,900
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	6,520	7,019
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/15	10,665	11,511
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/17	7,880	9,151
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/21	5,000	5,841
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/16	3,450	3,847
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/17	5,000	5,733
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/27	1,475	1,601
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/28	2,000	2,149
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/29	2,365	2,516
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/32	3,000	3,118
M-S-R California Energy Authority Revenue	7.000%	11/1/34	6,000	7,550
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/24	4,250	4,885
Mount Diablo CA Unified School District GO	5.000%	8/1/29	6,415	6,879
Mount Diablo CA Unified School District GO	5.000%	8/1/30	5,510	5,867
Mount Diablo CA Unified School District GO	5.000%	8/1/32	12,910	13,601
Mount San Antonio CA Community College District GO	0.000%	8/1/28	3,000	2,021
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/15 (Prere.)	14,775	15,967
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/21	4,500	5,084
Oakland CA Redevelopment Agency Tax Allocation Revenue (Central District Project)	5.000%	9/1/22	1,500	1,683
Oakland CA Unified School District GO	6.250%	8/1/18	1,000	1,168
Oakland CA Unified School District GO	6.250%	8/1/19	1,150	1,350
Orange County CA Airport Revenue	5.250%	7/1/25	6,480	7,316
Orange County CA Sanitation District COP	5.000%	2/1/28	7,250	7,908
Orange County CA Sanitation District COP	5.000%	2/1/29 (4)	2,500	2,645
Orange County CA Sanitation District COP	5.000%	2/1/29	4,510	4,881
Palmdale CA Community Redevelopment Agency Tax Allocation Revenue	5.000%	9/1/28 (14)	9,740	9,741
Palo Alto CA Unified School District GO	0.000%	8/1/23	13,900	9,984
Palo Alto CA Unified School District GO	0.000%	8/1/28	20,320	10,959
Palo Alto CA Unified School District GO	0.000%	8/1/29	19,530	9,962
Palo Alto CA Unified School District GO	0.000%	8/1/31	12,305	5,585
Palomar Pomerado Health California GO	0.000%	8/1/32 (12)	9,300	3,350
Poway CA Unified School District GO	0.000%	8/1/29	5,000	2,290
Rancho Santiago CA Community College District GO	5.000%	9/1/25	6,690	7,772
Rancho Santiago CA Community College District GO	5.000%	9/1/26	16,145	18,462
Redding CA Electric System COP	5.000%	6/1/23 (4)	6,875	7,721
Redding CA Electric System COP	5.000%	6/1/25 (4)	7,860	8,636
Redding CA Electric System COP	5.000%	6/1/27 (4)	4,660	5,033
Riverside County CA Transportation Commission Sales Tax Revenue	5.000%	6/1/23	3,000	3,584
Riverside County CA Transportation Commission Sales Tax Revenue	5.250%	6/1/27	4,980	5,719
Riverside County CA Transportation Commission Sales Tax Revenue	5.250%	6/1/29	7,805	8,767
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/25	8,790	4,605
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/26	3,375	1,625
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/27	5,480	2,435
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/28	9,395	3,884

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/29	11,075	4,200
Rocklin CA Unified School District GO	0.000%	8/1/22 (14)	5,450	3,992
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/20	4,735	5,217
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/23	105	114
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/25	125	133
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/26	125	131
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/28	110	113
Sacramento CA Municipal Utility District Financing Authority Revenue	5.000%	7/1/18 (14)	2,000	2,202
Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/24	720	778
Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/26	1,200	1,274
Sacramento County CA Airport Revenue	5.500%	7/1/27	7,870	8,779
Sacramento County CA Airport Revenue	5.500%	7/1/28	5,000	5,561
Sacramento County CA Airport Revenue	5.625%	7/1/29	5,485	6,148
Sacramento County CA GO	5.000%	2/1/15	9,190	9,587
Sacramento County CA GO	5.000%	2/1/17	4,650	5,075
Sacramento County CA GO	5.250%	2/1/18	6,140	6,809
Sacramento County CA GO	5.250%	2/1/19	4,940	5,469
Sacramento County CA GO	5.500%	2/1/20	4,700	5,264
Saddleback Valley CA Unified School District GO	5.000%	8/1/14 (Prere.)	5,460	5,658
San Bernardino CA City Unified School District GO	5.000%	8/1/29 (4)	1,960	2,062
San Bernardino CA City Unified School District GO	5.000%	8/1/30 (4)	1,180	1,228
San Bernardino CA City Unified School District GO	5.000%	8/1/31 (4)	1,320	1,364
San Bernardino CA City Unified School District GO	5.000%	8/1/32 (4)	1,400	1,437
San Bernardino CA Community College District GO	5.000%	8/1/24	12,065	14,060
San Bernardino CA Community College District GO	5.000%	8/1/25	13,965	15,977
San Bernardino CA Community College District GO	5.000%	8/1/26	14,080	15,756
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/17	2,500	2,803
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/18	8,995	10,224
San Bernardino County CA Medical Center (Arrowhead Project) COP	5.000%	8/1/19	8,500	9,694
San Diego CA Community College District GO	5.000%	8/1/26	3,895	4,394
San Diego CA Community College District GO	5.000%	8/1/27	3,865	4,305
San Diego CA Community College District GO	5.000%	8/1/27	8,350	9,301
San Diego CA Community College District GO	5.000%	8/1/28	7,400	8,153
San Diego CA Community College District GO	5.000%	8/1/28	8,820	9,717
San Diego CA Community College District GO	5.000%	8/1/29	4,315	4,711
San Diego CA Community College District GO	5.000%	8/1/30	5,000	5,523
San Diego CA Community College District GO	5.000%	8/1/30 (4)	19,015	20,595
San Diego CA Community College District GO	5.250%	8/1/33	3,325	3,708
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.250%	5/15/25	10,000	11,528
San Diego CA Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/28	2,000	2,143
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	10,000	12,083
San Diego CA Unified School District GO	5.500%	7/1/27 (4)	17,020	20,042
San Diego CA Unified School District GO	0.000%	7/1/30	17,310	7,801
San Diego County CA Regional Airport Authority Revenue	5.000%	7/1/28	2,500	2,625
San Francisco CA City & County International Airport Revenue	5.000%	5/1/21	5,000	5,797
San Francisco CA City & County International Airport Revenue	5.000%	5/1/22	9,135	10,435
San Francisco CA City & County International Airport Revenue	5.250%	5/1/22	5,500	6,393
San Francisco CA City & County International Airport Revenue	5.500%	5/1/26	3,370	3,930
San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	10/1/32	10,000	10,767
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/21 (14)	12,385	8,389
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/20 (2)	20,000	21,009
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/23 (2)	24,900	25,367
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/24 (14)	29,885	30,435
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.250%	8/1/27	2,400	2,448
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.375%	8/1/28	1,175	1,204
San Jose CA Redevelopment Agency Tax Allocation Revenue	6.500%	8/1/28	25,385	26,734
San Jose CA Unified School District Santa Clara County GO	5.000%	8/1/27	1,410	1,597
San Mateo County CA Joint Powers Financing Authority Lease Revenue (Youth Services Campus)	4.625%	7/15/25	1,000	1,050
San Mateo County CA Joint Powers Financing Authority Lease Revenue (Youth Services Campus)	5.250%	7/15/28	2,000	2,171
San Ramon Valley CA Unified School District GO	5.000%	8/1/14 (Prere.)	12,800	13,263
San Ramon Valley CA Unified School District GO	5.000%	8/1/26	3,385	3,890
San Ramon Valley CA Unified School District GO	5.000%	8/1/27	1,080	1,222
Santa Clara County CA Financing Authority Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/19	13,825	16,064
Santa Monica CA Community College District GO	0.000%	8/1/23	9,045	6,497
Santa Monica CA Community College District GO	5.000%	8/1/24	4,210	4,984
Santa Monica CA Community College District GO	5.000%	8/1/25	5,000	5,829
Santa Monica CA Community College District GO	5.000%	8/1/26	8,650	9,925
Santa Monica CA Community College District GO	0.000%	8/1/27	6,565	3,698
Santa Monica CA Community College District GO	5.000%	8/1/27	5,290	5,978
Santa Monica CA Community College District GO	0.000%	8/1/28	7,105	3,707
Santa Monica CA Community College District GO	0.000%	8/1/29	12,640	6,137

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Rosa CA Wastewater Revenue	0.000%	9/1/27 (2)	11,125	5,581
Southern California Public Power Authority Revenue	5.000%	7/1/22	10,000	11,536
Southern California Public Power Authority Revenue	5.000%	7/1/27	10,000	11,033
Southern California Public Power Authority Revenue	5.000%	7/1/28	10,000	10,869
Southern California Public Power Authority Revenue	5.000%	7/1/29	2,500	2,707
Southern California Public Power Authority Revenue (Natural Gas Project)	5.250%	11/1/27	90	96
1 Sweetwater CA Unified School District GO TOB VRDO	0.100%	11/7/13 (13)	2,845	2,845
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/19	3,000	3,488
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/20	13,130	15,068
Tuolumne CA Wind Project Authority Revenue	5.000%	1/1/21	13,465	15,205
Tuolumne CA Wind Project Authority Revenue	5.625%	1/1/29	9,000	10,072
Turlock CA Irrigation District Revenue	5.000%	1/1/27	3,935	4,166
Turlock CA Irrigation District Revenue	5.000%	1/1/28	4,160	4,369
Turlock CA Irrigation District Revenue	5.000%	1/1/29	4,335	4,519
Turlock CA Irrigation District Revenue	5.000%	1/1/30	2,250	2,331
University of California Revenue	5.000%	5/15/21	10,625	11,438
University of California Revenue	5.500%	5/15/24	14,675	17,309
University of California Revenue	5.000%	5/15/26	12,915	14,508
University of California Revenue	5.000%	5/15/27	5,000	5,552
University of California Revenue	5.000%	5/15/28	25,995	29,201
University of California Revenue	5.000%	5/15/30	2,830	3,074
University of California Revenue	5.000%	5/15/32	21,800	23,731
University of California Revenue	5.000%	5/15/33	31,200	33,782
University of California Revenue	5.000%	5/15/34	38,420	41,410
University of California Revenue PUT	5.000%	5/15/23	52,000	61,325
1 University of California Revenue TOB VRDO	0.080%	11/1/13	4,800	4,800
Ventura County CA Community College District GO	0.000%	8/1/23	6,155	4,271
Ventura County CA Community College District GO	0.000%	8/1/24	8,050	5,289
Ventura County CA Community College District GO	0.000%	8/1/25	8,000	4,960
Ventura County CA Community College District GO	0.000%	8/1/26	8,500	4,963
Ventura County CA Community College District GO	0.000%	8/1/27	8,500	4,544
Ventura County CA Public Financing Authority COP	5.625%	8/15/27	1,000	1,121
Ventura County CA Public Financing Authority COP	5.750%	8/15/28	1,750	1,962
Ventura County CA Public Financing Authority COP	5.750%	8/15/29	1,750	1,947
Victor Valley CA Community College District GO	5.375%	8/1/29	4,250	4,666
Walnut CA Energy Center Authority Revenue	5.000%	1/1/29	2,510	2,617
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	3,775	3,910
West Basin CA Municipal Water District COP	5.000%	8/1/25 (12)	5,365	5,923
West Basin CA Municipal Water District COP	5.000%	8/1/27 (12)	5,000	5,403
West Contra Costa CA Unified School District GO	0.000%	8/1/17 (12)	1,565	1,455
West Contra Costa CA Unified School District GO	0.000%	8/1/18 (12)	3,000	2,691
West Contra Costa CA Unified School District GO	0.000%	8/1/19 (12)	4,190	3,583
West Contra Costa CA Unified School District GO	0.000%	8/1/20 (12)	6,000	4,888
West Contra Costa CA Unified School District GO	5.000%	8/1/32 (4)	6,270	6,503
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,810	948
Westlands CA Water District Revenue	5.000%	9/1/26 (4)	1,000	1,102
				4,146,550
Colorado (1.4%)
Aurora CO COP	5.000%	12/1/19	1,050	1,226
Aurora CO COP	5.000%	12/1/20	2,000	2,298
Aurora CO COP	5.000%	12/1/21	3,505	4,024
Aurora CO COP	5.000%	12/1/22	4,730	5,405
Aurora CO COP	5.000%	12/1/23	4,465	5,077
Aurora CO COP	5.000%	12/1/24	4,215	4,765
Aurora CO COP	5.000%	12/1/25	5,475	6,115
Board of Governors of the Colorado State University System Enterprise Revenue	5.000%	3/1/24	1,000	1,177
Broomfield CO City & County COP	5.000%	12/1/24	2,685	2,987
Broomfield CO City & County COP	5.000%	12/1/25	2,820	3,107
Broomfield CO City & County COP	5.000%	12/1/26	2,965	3,238
Broomfield CO City & County COP	5.000%	12/1/29	7,470	7,950
Colorado (UCDHSC Fitzsimons Academic Projects) COP	5.250%	11/1/23	5,000	5,936
Colorado Department of Transportation Revenue	5.000%	12/15/15 (14)	37,825	41,512
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	6.125%	10/1/28	10,000	11,379
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.500%	7/1/29	50,000	54,976
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	2/1/31	14,000	14,407
3 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	1/1/33	8,385	8,397
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/27	2,025	2,028
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	6,750	6,257
Colorado Health Facilities Authority Revenue
(Poudre Valley Health Care Inc. & Medical Center of the Rockies)	5.000%	3/1/25	4,900	4,976
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/22	6,100	6,807

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/22	13,175	14,703
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.250%	1/1/30	20,955	21,918
Denver CO City & County (Medical Facilities) GO	5.000%	2/1/14 (Prere.)	7,065	7,151
Denver CO City & County Airport Revenue	5.000%	11/15/24 (10)	8,965	9,589
Denver CO City & County Airport Revenue	5.000%	11/15/24	3,860	4,468
Denver CO City & County Airport Revenue	5.000%	11/15/25	15,000	16,611
Denver CO City & County Airport Revenue	5.000%	11/15/26	5,750	6,293
Denver CO City & County Airport Revenue	5.250%	11/15/28	3,000	3,253
Denver CO City & County Airport Revenue	5.250%	11/15/28	3,210	3,427
Denver CO City & County Airport Revenue	5.250%	11/15/29	5,000	5,371
Denver CO City & County Airport Revenue	5.250%	11/15/30	14,400	15,348
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/17 (14)	24,490	22,128
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/18 (14)	7,850	8,657
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/18 (14)	6,355	7,009
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/19 (14)	15,100	12,454
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/21	27,500	20,206
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/22 (14)	5,000	3,457
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/24 (14)	20,000	12,125
E-470 Public Highway Authority Colorado Revenue	5.250%	9/1/25	1,500	1,549
E-470 Public Highway Authority Colorado Revenue	5.375%	9/1/26	2,000	2,059
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/24	5,000	5,825
Regional Transportation District of Colorado Sales Tax Revenue (FasTracks Project)	5.000%	11/1/25	5,875	6,763
University of Colorado Enterprise System Revenue	5.000%	6/1/15 (Prere.)	6,515	7,000
University of Colorado Enterprise System Revenue	5.000%	6/1/20 (14)	5,785	6,574
University of Colorado Enterprise System Revenue	5.000%	6/1/21 (14)	90	96
University of Colorado Enterprise System Revenue	5.500%	6/1/24	2,000	2,372
University of Colorado Enterprise System Revenue	5.000%	6/1/26	1,250	1,416
University of Colorado Enterprise System Revenue	5.500%	6/1/26	2,750	3,246
University of Colorado Enterprise System Revenue	5.000%	6/1/27	2,085	2,333
University of Colorado Enterprise System Revenue	5.000%	6/1/28	2,480	2,748
University of Colorado Enterprise System Revenue	5.000%	6/1/29	2,445	2,683
University of Colorado Enterprise System Revenue	5.000%	6/1/30	2,720	2,959
University of Colorado Enterprise System Revenue	5.000%	6/1/31	1,850	1,999
University of Colorado Enterprise System Revenue	5.000%	6/1/32	1,950	2,092
University of Colorado Enterprise System Revenue	5.000%	6/1/33	3,155	3,368
University of Colorado Hospital Authority Revenue	5.000%	11/15/27	6,000	6,387
University of Colorado Hospital Authority Revenue	6.000%	11/15/29	9,850	10,897
				470,578
Connecticut (1.3%)
Connecticut GO	5.000%	11/1/13	10,000	10,000
Connecticut GO	5.500%	12/15/13	1,705	1,716
Connecticut GO	5.000%	4/15/14	13,690	13,992
Connecticut GO	5.500%	12/15/14	7,700	8,157
Connecticut GO	5.000%	4/15/15	16,155	17,262
Connecticut GO	5.000%	4/15/15	2,325	2,484
Connecticut GO	5.000%	5/1/15	1,865	1,997
2 Connecticut GO	0.580%	5/15/15	5,000	5,020
Connecticut GO	5.000%	11/1/15	5,000	5,465
Connecticut GO	5.000%	12/1/15 (14)	6,700	6,893
Connecticut GO	5.000%	12/15/15	14,345	15,756
Connecticut GO	5.000%	4/15/16	13,725	15,249
2 Connecticut GO	0.730%	5/15/16	5,000	5,028
2 Connecticut GO	0.730%	5/15/16	8,400	8,418
2 Connecticut GO	0.850%	5/15/17	5,000	5,044
Connecticut GO	5.000%	11/1/17	7,750	8,991
2 Connecticut GO	1.000%	5/15/18	14,000	14,074
Connecticut GO	5.000%	12/15/18	11,000	12,382
2 Connecticut GO	1.330%	4/15/20	17,000	17,575
Connecticut GO	5.000%	11/1/20	4,970	5,915
2 Connecticut GO	0.830%	3/1/21	4,305	4,271
Connecticut GO	5.000%	11/1/21	5,000	5,945
Connecticut GO	5.000%	4/15/22	6,005	7,134
Connecticut GO	5.000%	6/1/22	8,010	9,525
Connecticut GO	5.000%	9/15/22	6,830	8,138
Connecticut GO	5.000%	11/1/23	10,000	11,698
Connecticut GO	5.000%	10/15/24	10,805	12,538
Connecticut GO	5.000%	3/1/25	19,440	22,456
Connecticut GO	5.000%	11/1/26	9,250	10,482
Connecticut GO	5.000%	4/15/32	4,000	4,282
Connecticut GO	5.000%	8/15/32	20,000	21,589
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/32	4,000	4,017

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/32	15,000	15,220
Connecticut Health & Educational Facilities Authority Revenue (Wesleyan University)	5.000%	7/1/28	8,550	9,301
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/13	2,970	2,970
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	2/1/14	12,000	12,146
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/14	7,315	7,668
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/17	7,090	8,240
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/23	12,085	13,805
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/24	10,880	12,338
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/25	19,445	22,490
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	11/1/25	12,515	14,013
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/26	8,225	9,386
Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	1/1/27	15,000	16,876
Hartford CT GO	5.000%	4/1/28	2,055	2,205
Hartford CT GO	5.000%	4/1/30	2,000	2,107
				452,258
Delaware (0.1%)
Delaware GO	5.000%	7/1/16	3,215	3,603
Delaware GO	5.000%	10/1/16	19,895	22,493
Delaware Transportation Authority Transportation System Revenue	5.000%	7/1/29	10,000	10,818
University of Delaware Revenue	5.000%	11/1/22	1,000	1,148
				38,062
District of Columbia (0.4%)
District of Columbia GO	0.000%	6/1/14 (14)	16,650	16,604
District of Columbia GO	5.000%	6/1/19 (4)	5,325	6,101
District of Columbia GO	5.000%	6/1/20 (4)	11,840	13,541
District of Columbia GO	5.000%	6/1/21 (4)	10,380	11,871
District of Columbia Income Tax Revenue	5.000%	12/1/32	5,210	5,649
District of Columbia Revenue (Georgetown University)	5.000%	4/1/21 (2)	5,610	6,170
District of Columbia Revenue (Georgetown University)	5.000%	4/1/22 (2)	5,800	6,358
District of Columbia Revenue (Georgetown University)	5.000%	4/1/23 (2)	6,600	7,223
District of Columbia Revenue (Georgetown University)	5.000%	4/1/24 (2)	6,190	6,727
District of Columbia Revenue (Georgetown University) PUT	4.700%	4/1/18	23,500	26,313
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/31	9,595	10,406
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/31	5,115	5,547
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/32	5,000	5,383
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/32	7,695	8,285
				136,178
Florida (7.0%)
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/22	5,050	5,560
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/23	5,065	5,547
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/24	5,595	6,046
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/25	5,890	6,270
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/26	6,200	6,524
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/27	6,280	6,531
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	5.000%	4/1/31	7,000	7,068
Brevard County FL School Board COP	5.000%	7/1/23 (12)	4,615	5,054
Brevard County FL School Board COP	5.000%	7/1/24 (12)	4,850	5,237
Brevard County FL School Board COP	5.000%	7/1/25	1,000	1,112
Brevard County FL School Board COP	5.000%	7/1/25 (12)	5,090	5,440
Broward County FL Airport System Revenue	5.000%	10/1/25	2,000	2,211
Broward County FL Airport System Revenue	5.000%	10/1/26	2,730	2,983
Broward County FL Airport System Revenue	5.000%	10/1/27	5,785	6,244
Broward County FL Airport System Revenue	5.000%	10/1/28	5,000	5,325
Broward County FL Airport System Revenue	5.500%	10/1/31	7,210	7,799
Broward County FL Airport System Revenue	5.500%	10/1/32	7,610	8,175
Broward County FL Airport System Revenue	5.500%	10/1/33	8,025	8,588
Broward County FL GO	5.000%	1/1/20	9,185	10,893
Broward County FL Port Facilities Revenue	5.500%	9/1/29	5,500	5,825
Broward County FL School Board COP	5.250%	7/1/24 (4)	12,480	14,078
Broward County FL Water & Sewer Utility Revenue	5.000%	10/1/22	10,650	12,700
Broward County FL Water & Sewer Utility Revenue	5.000%	10/1/23	2,000	2,288
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	3/1/14 (14)	35,000	35,552
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.500%	6/1/14	20,000	20,605
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	70,000	74,783
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	10,000	11,016
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	16,000	17,626
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	23,000	26,115
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/16	50,000	55,081

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/19	19,150	21,882
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/20	21,100	24,002
Clay County FL Sales Surtax Revenue	5.000%	10/1/16 (12)	8,135	8,997
Florida Board of Education Capital Outlay GO	5.000%	1/1/16	8,000	8,514
Florida Board of Education Capital Outlay GO	5.000%	1/1/17	4,600	4,893
Florida Board of Education Capital Outlay GO	5.000%	6/1/22	7,050	8,472
Florida Board of Education Lottery Revenue	5.000%	7/1/16 (2)	10,715	11,631
Florida Board of Education Lottery Revenue	5.000%	7/1/18	4,000	4,676
Florida Board of Education Lottery Revenue	5.000%	7/1/19	4,550	5,166
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	12,545	13,589
Florida Board of Education Lottery Revenue	5.000%	7/1/21 (2)	11,590	12,524
Florida Board of Education Lottery Revenue	5.000%	7/1/22 (14)	14,690	16,692
Florida Board of Education Lottery Revenue	5.000%	7/1/23 (2)	11,235	12,105
Florida Board of Education Lottery Revenue	5.000%	7/1/24	13,700	15,567
Florida Board of Education Lottery Revenue	5.000%	7/1/24	11,385	12,743
Florida Board of Education Lottery Revenue	5.000%	7/1/25	14,385	16,223
Florida Board of Education Lottery Revenue	5.000%	7/1/25	13,215	14,784
Florida Board of Education Lottery Revenue	5.000%	7/1/26	13,875	15,492
Florida Board of Education Lottery Revenue	5.000%	7/1/27	15,855	17,180
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/14	4,005	4,118
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/14	3,910	4,021
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/15	4,205	4,518
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/15	4,105	4,411
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/15	5,540	5,952
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/19	2,905	3,458
Florida Board of Education Public Education Capital Outlay GO	4.750%	6/1/20	26,350	28,261
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	5,585	6,588
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/20	3,500	4,003
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	5,000	5,823
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/22	3,040	3,653
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/23	2,125	2,475
Florida Board of Education Public Education Capital Outlay GO	6.000%	6/1/23	7,000	8,983
Florida Board of Education Public Education Capital Outlay GO	4.750%	6/1/27	2,600	2,842
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/30	15,000	16,382
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/31	5,000	5,426
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/17	8,175	9,357
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/19	5,855	6,731
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24 (14)	10,000	10,677
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24	9,025	9,926
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24 (14)	10,045	10,823
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/24	10,025	11,316
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25 (14)	6,700	7,329
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25	9,475	10,365
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/25	10,525	11,617
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26 (14)	10,045	10,817
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26	9,950	10,715
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/26	11,055	12,156
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	5,445	5,841
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	11,605	12,537
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/28	10,970	11,602
Florida Department of Transportation GO	5.000%	7/1/19	7,895	9,410
Florida Department of Transportation GO	5.000%	7/1/22	6,055	6,985
Florida Higher Educational Facilities Financing Authority Revenue (University of Tampa Project)	5.000%	4/1/32	1,000	992
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/14	14,000	14,449
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/16	50,000	55,480
Florida Municipal Power Agency Revenue	5.250%	10/1/19 (4)	10,000	11,874
Florida Municipal Power Agency Revenue	5.000%	10/1/27	12,500	13,518
Florida Municipal Power Agency Revenue	5.750%	10/1/27	3,000	3,327
Florida Ports Financing Commission Revenue	5.000%	10/1/24	2,075	2,347
Florida Ports Financing Commission Revenue	5.000%	10/1/26	1,420	1,573
Florida Ports Financing Commission Revenue	5.000%	10/1/28	2,000	2,171
Florida Turnpike Authority Revenue	5.000%	7/1/17	1,420	1,636
Florida Turnpike Authority Revenue	5.000%	7/1/19	1,365	1,558
Florida Turnpike Authority Revenue	5.000%	7/1/19 (2)	4,150	4,487
Florida Turnpike Authority Revenue	5.000%	7/1/20	3,000	3,417
Florida Turnpike Authority Revenue	5.000%	7/1/20 (2)	2,745	2,966
Florida Turnpike Authority Revenue	5.000%	7/1/22 (2)	5,120	5,516
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/20	2,000	2,320
Fort Myers FL Improvement Revenue	5.000%	12/1/25 (14)	7,340	8,125

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Gainesville FL Utilities System Revenue VRDO	0.080%	11/1/13	10,700	10,700
Gainesville FL Utility System Revenue VRDO	0.070%	11/1/13	5,310	5,310
Greater Orlando Aviation Authority Orlando Florida Airport Facilities Revenue	5.000%	10/1/25	1,690	1,855
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	820	897
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	125	137
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	145	159
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	260	284
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	190	208
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/17	3,000	3,455
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/18	1,700	1,838
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/18	3,000	3,482
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/18	2,000	2,318
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/19	3,000	3,493
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/20	7,000	7,989
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/20	2,155	2,453
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/20	1,000	1,081
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/20	875	946
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	4.500%	11/15/21	2,250	2,449
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/21	1,000	1,081
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/21	135	146
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250%	11/15/21	2,000	2,284
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/22	1,000	1,079
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/22	740	798
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/23	500	539
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/23	1,310	1,411
Hillsborough County FL Assessment Revenue	5.000%	3/1/22 (14)	6,260	6,520
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/15	2,500	2,704
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/17	2,750	3,134
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/18	3,400	3,927
Hillsborough County FL Industrial Development Authority Health Facilities Revenue
(University Community Hospital)	5.500%	8/15/17 (ETM)	3,650	4,105
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/28	12,300	12,817
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/31	12,500	12,695
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/34	3,000	2,992
Hillsborough County FL Industrial Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	3,500	4,180
Hillsborough County FL School Board (Master Lease Program) COP	5.500%	7/1/14 (14)	4,370	4,522
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/27	12,000	13,101
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/28	14,000	15,123
Hillsborough County FL School Board (Master Lease Program) COP	5.000%	7/1/29	10,000	10,680
Hillsborough County FL School Board COP	5.000%	7/1/24	16,305	18,064
Hillsborough County FL School Board COP	5.000%	7/1/25	6,000	6,583
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/22	600	711
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/22	2,500	2,852
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/23	750	875
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/24	7,025	8,090

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/25	2,000	2,253
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/27	4,490	4,921
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/28	3,900	4,189
Jacksonville FL Electric Authority Electric System Revenue	5.000%	10/1/29	2,075	2,216
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/17	6,000	6,934
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/20 (14)	5,000	5,319
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/29	6,160	6,597
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/31	17,495	18,527
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/23	5,415	6,129
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/24	5,685	6,423
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/25	5,970	6,592
Jacksonville FL Sales Taxes Revenue	4.750%	10/1/28	13,280	13,637
Jacksonville FL Special Revenue	5.000%	10/1/20	15,420	18,143
Jacksonville FL Special Revenue	5.000%	10/1/25	4,800	5,359
Jacksonville FL Special Revenue	5.000%	10/1/25	4,500	5,037
Jacksonville FL Special Revenue	5.000%	10/1/32	1,750	1,839
Kissimmee FL Utility Authority Electric System Revenue	5.250%	10/1/18 (4)	3,000	3,520
Lake County FL School Board COP	5.250%	6/1/15 (2)	4,075	4,374
Lake County FL School Board COP	5.250%	6/1/15 (2)	2,050	2,201
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/31	500	491
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/22	1,750	2,032
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/23	2,750	3,175
Lee County FL Non-Ad Valorem Revenue	5.000%	10/1/24	3,000	3,454
Lee County FL Water & Sewer Revenue	5.250%	10/1/25	5,950	6,693
Lee Memorial Health System Florida Hospital Revenue VRDO	0.110%	11/7/13 LOC	1,275	1,275
Manatee County FL Revenue	5.000%	10/1/22	1,255	1,487
Manatee County FL Revenue	5.000%	10/1/23	1,300	1,541
Manatee County FL Revenue	5.000%	10/1/25	1,325	1,533
Manatee County FL Revenue	5.000%	10/1/26	1,410	1,604
Manatee County FL Revenue	5.000%	10/1/27	1,580	1,773
Marco Island FL Utility System Revenue	5.250%	10/1/32	3,300	3,567
Marco Island FL Utility System Revenue	5.250%	10/1/33	2,000	2,149
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/20	1,250	1,372
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/21	2,000	2,157
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/22	2,000	2,141
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/23	2,250	2,376
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/29	1,325	1,315
1 Miami-County FL Transit Sales Surtax Revenue TOB VRDO	0.130%	11/7/13	7,600	7,600
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23	1,460	1,634
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23 (12)	1,800	2,037
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	2,630	2,893
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/25	5,000	5,547
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/26	6,500	6,956
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29 (12)	4,000	4,177
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	7,200	7,451
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/30	5,500	5,652
1 Miami-Dade County FL Aviation Revenue (Miami International Airport) TOB VRDO	0.090%	11/7/13 (4)	5,620	5,620
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/14 (Prere.)	13,760	14,037
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/14 (Prere.)	10,910	11,130
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/20 (2)	2,040	2,249
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.000%	4/1/24 (2)	5,275	5,695
Miami-Dade County FL School Board COP	5.000%	5/1/16 (ETM)	9,335	10,363
Miami-Dade County FL School Board COP	5.000%	8/1/16 (2)	4,280	4,739
Miami-Dade County FL School Board COP	5.000%	5/1/19 (14)	5,685	6,397
Miami-Dade County FL School Board COP	5.000%	8/1/19 (2)	5,265	5,920
Miami-Dade County FL School Board COP	5.000%	11/1/21 (2)	3,280	3,649
Miami-Dade County FL School Board COP	5.000%	11/1/22 (2)	2,655	2,950
Miami-Dade County FL School Board COP	5.250%	5/1/23 (12)	25,200	28,429
Miami-Dade County FL School Board COP	5.000%	11/1/23 (2)	2,500	2,761
Miami-Dade County FL School Board COP	5.250%	5/1/24 (12)	27,650	31,044
Miami-Dade County FL School Board COP	5.250%	5/1/25 (12)	14,225	15,815
Miami-Dade County FL School Board COP	5.000%	11/1/25 (2)	5,025	5,499
Miami-Dade County FL School Board COP	5.250%	5/1/26 (12)	12,980	14,089
Miami-Dade County FL School Board COP	5.250%	5/1/28 (12)	15,530	16,951
Miami-Dade County FL School Board COP PUT	5.000%	5/1/16	10,000	11,012
1 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,625	16,625
1 Miami-Dade County FL School Board COP TOB PUT	0.630%	11/7/13 LOC	16,545	16,545
1 Miami-Dade County FL School Board COP TOB PUT	0.680%	11/7/13 LOC	13,120	13,120
1 Miami-Dade County FL School Board COP TOB PUT	0.680%	12/19/13 LOC	27,245	27,245
Miami-Dade County FL Seaport Revenue	5.750%	10/1/30	2,300	2,509
Miami-Dade County FL Seaport Revenue	5.750%	10/1/32	2,600	2,793

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/24	2,000	2,243
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/25	2,750	3,047
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/26	11,340	12,419
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/27	2,500	2,699
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/28	8,840	9,415
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/29	5,000	2,066
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/29	10,000	10,551
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/30	12,000	12,553
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/30	4,000	4,184
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/31	2,155	779
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	13,500	14,031
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/32	2,890	980
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/32	11,550	11,936
1 Miami-Dade County FL Special Obligation Revenue TOB VRDO	0.080%	11/1/13 LOC	11,500	11,500
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/27	4,000	4,302
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/28	2,060	2,194
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/30	8,000	8,401
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/31	6,250	6,536
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/32	1,650	1,715
Miami-Dade County FL Water & Sewer Revenue	5.250%	10/1/21	20,000	23,562
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,400	8,145
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.500%	10/1/28	5,000	5,203
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.250%	10/1/21	8,000	8,949
Orange County FL School Board COP	5.000%	8/1/23 (14)	9,000	9,712
Orange County FL School Board COP	5.000%	8/1/24 (14)	4,000	4,440
Orange County FL School Board COP	4.500%	8/1/26	8,400	8,656
Orange County FL School Board COP	4.500%	8/1/27	7,000	7,110
Orange County FL Tourist Development Revenue	5.000%	10/1/17	5,955	6,805
Orange County FL Tourist Development Revenue	5.000%	10/1/18 (14)	18,980	21,439
Orange County FL Tourist Development Revenue	5.000%	10/1/20 (14)	15,345	17,162
Orange County FL Tourist Development Revenue	5.000%	10/1/21 (14)	16,605	18,471
Orange County FL Tourist Development Revenue	5.000%	10/1/27 (2)	12,630	13,365
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/27	7,780	8,278
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/30	3,500	3,628
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/31	23,030	24,070
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/32	14,875	15,440
Orlando FL Utility Commission Utility System Revenue	5.250%	10/1/22	3,245	3,934
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/23	4,000	4,756
Orlando FL Utility Commission Water & Electric Revenue	5.250%	10/1/14 (ETM)	4,500	4,709
Palm Beach County FL School Board COP	5.000%	8/1/28	6,115	6,516
Palm Beach County FL School Board COP	5.000%	8/1/29	5,970	6,312
Palm Beach County FL School Board COP PUT	5.000%	8/1/16	6,000	6,664
Palm Beach County FL Solid Waste Authority Revenue	5.000%	10/1/17	6,000	6,914
Palm Beach County FL Solid Waste Authority Revenue	5.000%	10/1/18	6,000	7,034
Palm Beach County FL Solid Waste Authority Revenue	5.500%	10/1/28	15,000	16,921
Pasco County FL School Board COP	5.000%	8/1/24	2,315	2,590
Port St. Lucie FL Utility Revenue	5.000%	9/1/29 (12)	4,180	4,459
Reedy Creek FL Improvement District GO	5.250%	6/1/32	9,600	10,302
Reedy Creek FL Improvement District GO	5.250%	6/1/33	10,000	10,675
Reedy Creek FL Improvement District Utilities Revenue	5.000%	10/1/23	2,505	2,855
Sarasota County FL School Board COP	5.000%	7/1/18	2,185	2,504
Sarasota County FL School Board COP	5.000%	7/1/20	2,855	3,279
Sarasota County FL School Board COP	5.000%	7/1/23	5,380	6,104
Sarasota County FL School Board COP	5.000%	7/1/25	5,050	5,617
Seminole County FL School Board COP	5.000%	7/1/22 (4)	2,000	2,221
Seminole County FL Water & Sewer Revenue	5.000%	10/1/23	5,000	5,511
Seminole County FL Water & Sewer Revenue	5.000%	10/1/24	7,805	8,581
South Florida Water Management District COP	5.000%	10/1/14 (2)	9,460	9,846
South Florida Water Management District COP	5.000%	10/1/15 (2)	5,800	6,275
South Florida Water Management District COP	5.000%	10/1/16 (2)	3,000	3,353
South Florida Water Management District COP	5.000%	10/1/24 (2)	4,000	4,434
South Florida Water Management District COP	5.000%	10/1/25 (2)	8,000	8,817
1 South Florida Water Management District COP TOB VRDO	0.090%	11/1/13	3,000	3,000
St. Johns County FL Development Authority Revenue
(Presbyterian Retirement Communities Project)	5.750%	8/1/30	1,500	1,556
St. Lucie County FL School Board COP	5.000%	7/1/24	1,595	1,795
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.000%	9/1/23	5,985	6,602
Sunshine State Governmental Financing Commission Florida Revenue
(Miami Dade County Program)	5.125%	9/1/24	4,625	5,068
Tallahassee FL Energy System Revenue	5.250%	10/1/14 (4)	3,980	4,156

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tallahassee FL Health Facilities Revenue (Tallahassee Memorial HealthCare Inc. Project)	6.250%	12/1/20	10,000	10,039
Tampa Bay FL Water Utility System Revenue	6.000%	10/1/29 (14)	10,000	12,271
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/32	2,305	2,494
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/21	1,220	1,409
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/23	1,400	1,590
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/19	3,580	4,151
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/21	18,420	20,656
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/22	13,395	14,816
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/33	14,686	15,055
Tampa FL Hospital Revenue	5.000%	7/1/21	1,000	1,114
Tampa FL Hospital Revenue	5.000%	7/1/22	1,075	1,191
Tampa FL Hospital Revenue	5.000%	7/1/24	1,000	1,086
Tampa FL Hospital Revenue	5.000%	7/1/25	1,935	2,073
Tampa FL Hospital Revenue	5.000%	7/1/26	1,500	1,589
Tampa FL Hospital Revenue	5.000%	7/1/27	1,000	1,047
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	15,100	16,419
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	11,355	12,347
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	13,470	14,646
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	5,000	5,437
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	5,000	5,437
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	2,675	2,909
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	2,020	2,196
Tampa-Hillsborough County FL Expressway Authority Revenue	5.000%	7/1/15 (Prere.)	9,450	10,275
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/29	2,300	2,641
Volusia County FL School Board COP	5.000%	8/1/21 (4)	3,495	3,716
Winter Park FL Water & Sewer Revenue	5.000%	12/1/29	1,975	2,096
				2,401,873
Georgia (2.7%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/21	4,000	4,600
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/22	10,000	11,347
Atlanta GA Airport Revenue	5.000%	1/1/21	2,000	2,289
Atlanta GA Airport Revenue	5.000%	1/1/22	2,300	2,588
Atlanta GA Airport Revenue	5.875%	1/1/24	3,145	3,753
Atlanta GA Airport Revenue	5.000%	1/1/25	1,210	1,360
Atlanta GA Airport Revenue	5.000%	1/1/26	1,600	1,779
Atlanta GA Airport Revenue	5.000%	1/1/26	1,400	1,556
Atlanta GA Airport Revenue	5.000%	1/1/27	1,390	1,519
Atlanta GA GO	5.250%	12/1/19 (12)	4,925	5,875
Atlanta GA GO	5.250%	12/1/20 (12)	3,280	3,840
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/16 (4)	7,000	7,969
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/17 (3)	5,400	6,322
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/17 (4)	8,000	9,370
Atlanta GA Water & Wastewater Revenue	6.000%	11/1/21	1,000	1,196
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/22 (4)	9,800	11,323
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/25 (4)	6,500	7,892
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/26 (4)	15,220	18,271
Atlanta GA Water & Wastewater Revenue	5.750%	11/1/27 (4)	5,585	6,627
2 Atlanta GA Water & Wastewater Revenue PUT	1.613%	11/1/18	21,685	21,597
Burke County GA Development Authority Pollution Control Revenue
(Georgia Power Co. Plant Vogtle Project) PUT	1.750%	6/1/17	15,500	15,513
Carroll County GA School District GO	4.000%	4/1/14	1,400	1,422
Carroll County GA School District GO	4.000%	4/1/15	1,300	1,367
Carroll County GA School District GO	5.000%	4/1/16	3,000	3,322
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/28	4,000	4,318
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/29	3,500	3,741
Cobb County GA Kennestone Hospital Authority Revenue	5.000%	4/1/30	2,500	2,636
Cobb County GA Kennestone Hospital Authority Revenue	6.250%	4/1/34 (2)	1,000	1,120
Cobb County GA Kennestone Hospital Authority Revenue	5.500%	4/1/37 (2)	7,500	7,837
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/22	1,675	1,887
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/23	1,975	2,193
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/24	1,000	1,101
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/27	6,880	7,316
DeKalb County GA Private Hospital Authority (Children’s Healthcare of Atlanta Inc. Project) RAN	5.000%	11/15/17	1,250	1,430
DeKalb County GA Private Hospital Authority (Children’s Healthcare of Atlanta Inc. Project) RAN	5.000%	11/15/20	1,400	1,591
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/23	1,410	1,632
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/24	1,500	1,714
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/25	1,250	1,410
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/31	2,225	2,376
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/32	4,000	4,239
Fayette County GA Hospital Authority (Fayette Community Hospital Project) RAN	5.250%	6/15/23	11,395	12,997
Fulton County GA Development Authority Revenue (Piedmont Healthcare Inc. Project)	5.250%	6/15/23	6,110	6,969

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fulton County GA Water & Sewer Revenue	5.000%	1/1/33	10,000	10,697
Georgia GO	5.000%	7/1/14	7,800	8,051
Georgia GO	5.000%	7/1/14	7,290	7,525
Georgia GO	5.500%	7/1/14	10,750	11,132
Georgia GO	5.000%	10/1/14	18,385	19,198
Georgia GO	5.000%	7/1/15	28,875	31,145
Georgia GO	5.000%	7/1/15	15,000	16,179
Georgia GO	5.000%	9/1/15 (Prere.)	7,080	7,682
Georgia GO	5.000%	10/1/15	16,495	17,974
Georgia GO	5.000%	12/1/15	10,000	10,969
Georgia GO	5.000%	7/1/16	5,300	5,709
Georgia GO	5.000%	7/1/16	8,625	9,664
Georgia GO	5.000%	7/1/16	2,705	3,031
Georgia GO	5.000%	7/1/16	18,290	20,493
Georgia GO	5.000%	11/1/17	5,590	6,518
Georgia GO	5.000%	7/1/19	10,050	12,039
Georgia GO	5.000%	7/1/19	16,515	19,783
Georgia GO	5.000%	7/1/20	14,920	18,016
Georgia GO	5.000%	9/1/20	10,000	12,098
Georgia GO	5.000%	11/1/20	9,240	11,200
Georgia GO	5.000%	1/1/22	9,415	11,422
Georgia Municipal Electric Power Authority Revenue	6.500%	1/1/17 (14)	9,420	10,192
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/22	12,000	13,839
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/24	4,000	4,592
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/25	1,300	1,471
Georgia Road & Tollway Authority GAN	5.000%	6/1/14 (14)	3,000	3,084
Georgia Road & Tollway Authority GAN	5.000%	6/1/14	27,395	28,154
Georgia Road & Tollway Authority Revenue	5.000%	6/1/14	16,735	17,199
Georgia Road & Tollway Authority Revenue	5.000%	6/1/15	21,260	22,800
Georgia Road & Tollway Authority Revenue	5.000%	6/1/16	26,105	29,049
Georgia Road & Tollway Authority Revenue	5.000%	3/1/19	15,500	18,464
Georgia Road & Tollway Authority Revenue	5.000%	10/1/21	2,420	2,927
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/15	7,915	8,563
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/22	1,430	1,612
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/24	1,250	1,382
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/15	6,380	6,724
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	2,340	2,571
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.250%	9/15/19	30	34
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	23,970	26,696
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	6,765	7,466
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	37,000	41,141
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/22	10,720	11,675
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/28	70	76
Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	5.250%	7/1/26 (14)	4,800	5,643
Municipal Electric Authority Georgia Revenue	5.000%	4/1/17	3,980	4,520
Municipal Electric Authority Georgia Revenue	5.000%	4/1/18	3,500	4,053
Municipal Electric Authority Georgia Revenue	5.000%	4/1/18	3,565	4,129
Municipal Electric Authority Georgia Revenue	5.000%	4/1/19	3,000	3,505
Municipal Electric Authority Georgia Revenue	5.000%	4/1/19	3,160	3,692
Municipal Electric Authority Georgia Revenue	5.000%	1/1/20	15,000	17,437
Municipal Electric Authority Georgia Revenue	5.000%	11/1/23	14,605	16,504
Municipal Electric Authority Georgia Revenue	5.000%	11/1/24	11,650	13,031
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.250%	1/1/16	3,480	3,823
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.750%	1/1/19	51,440	60,722
Municipal Electric Authority Georgia Revenue (Project One)	5.250%	1/1/16	6,580	7,229
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/21	7,600	8,807
Private Colleges & University Authority of Georgia Revenue (Emory University)	5.000%	9/1/29	3,340	3,671
Richmond County GA Hospital Authority (University Health Services Inc. Project) RAN	5.500%	1/1/24	17,500	19,045
				925,251
Guam (0.0%)
Guam International Airport Authority Revenue	5.000%	10/1/23	2,310	2,345

Hawaii (0.6%)
Hawaii Airports System Revenue	5.250%	7/1/30	16,975	17,900
Hawaii GO	5.000%	10/1/14 (Prere.)	7,000	7,309
Hawaii GO	5.000%	10/1/14 (Prere.)	5,000	5,221
Hawaii GO	5.000%	10/1/14 (Prere.)	3,000	3,132
Hawaii GO	5.000%	3/1/16 (Prere.)	4,515	4,991
Hawaii GO	5.000%	6/1/16	4,295	4,794
Hawaii GO	5.000%	11/1/16	8,275	9,367
Hawaii GO	5.000%	7/1/17 (2)	45,035	48,382

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hawaii GO	5.000%	12/1/18	9,250	10,989
Hawaii GO	5.000%	12/1/20	4,480	5,379
Hawaii GO	5.000%	11/1/22	11,155	13,406
Hawaii GO	5.000%	12/1/22	10,000	11,822
Hawaii GO	5.000%	11/1/24	22,305	26,159
Hawaii GO	5.000%	3/1/25 (4)	1,485	1,630
Hawaii GO	5.000%	11/1/25	7,500	8,691
Hawaii GO	5.000%	12/1/31	10,000	10,879
Hawaii Pacific Health Revenue	5.625%	7/1/30	2,345	2,454
Honolulu HI City & County GO	5.000%	7/1/19 (4)	3,000	3,402
Honolulu HI City & County GO	5.000%	7/1/20 (4)	2,705	3,067
Honolulu HI City & County GO	5.000%	11/1/22	3,000	3,606
Honolulu HI City & County GO	5.000%	11/1/23	3,500	4,173
Honolulu HI City & County GO	5.000%	8/1/24	4,535	5,247
Honolulu HI City & County GO	5.000%	8/1/28	5,000	5,548
				217,548
Idaho (0.1%)
Idaho Bond Bank Authority Revenue	5.250%	9/15/24	2,000	2,267
Idaho Bond Bank Authority Revenue	5.250%	9/15/26	1,000	1,112
Idaho Health Facilities Authority Revenue (Trinity Health Group)	6.125%	12/1/28	12,050	13,782
Idaho Housing & Finance Association RAN	5.000%	7/15/14	4,890	5,051
Idaho Housing & Finance Association RAN	4.750%	7/15/19	5,000	5,792
				28,004
Illinois (6.7%)
Berwyn IL GO	5.000%	12/1/25 (4)	5,000	5,236
Chicago IL (City Colleges Capital Improvement Project) GO	0.000%	1/1/25 (3)(14)	4,935	2,655
Chicago IL Board of Education GO	5.000%	12/1/16 (4)	2,435	2,676
Chicago IL Board of Education GO	0.000%	12/1/18 (14)	4,520	3,761
Chicago IL Board of Education GO	5.000%	12/1/18	2,500	2,733
Chicago IL Board of Education GO	5.000%	12/1/18 (4)	2,500	2,753
Chicago IL Board of Education GO	0.000%	12/1/19 (14)	5,610	4,382
Chicago IL Board of Education GO	5.000%	12/1/19 (12)	1,015	1,088
Chicago IL Board of Education GO	5.000%	12/1/19	2,600	2,795
Chicago IL Board of Education GO	5.000%	12/1/19 (4)	6,130	6,637
Chicago IL Board of Education GO	6.000%	1/1/20 (14)	5,300	5,893
Chicago IL Board of Education GO	5.000%	12/1/20 (4)	1,500	1,599
Chicago IL Board of Education GO	5.000%	12/1/20 (2)	20,100	20,935
Chicago IL Board of Education GO	5.000%	12/1/20	2,250	2,403
Chicago IL Board of Education GO	5.500%	12/1/21 (4)(2)	4,090	4,503
Chicago IL Board of Education GO	5.000%	12/1/26 (4)	12,640	12,873
Chicago IL Board of Education GO	0.000%	12/1/28 (14)	22,500	8,919
Chicago IL Board of Education GO	0.000%	12/1/31 (14)	4,500	1,394
Chicago IL Board of Education GO	0.000%	12/1/31 (14)	27,180	8,441
Chicago IL Board of Education GO	5.000%	12/1/33	20,030	18,821
Chicago IL Board of Education GO	5.000%	12/1/34	9,245	8,639
1 Chicago IL Board of Education GO TOB PUT	0.810%	11/21/13 LOC	75,000	75,000
Chicago IL GO	5.250%	1/1/17 (14)	2,300	2,531
Chicago IL GO	5.500%	1/1/17 (4)	18,430	20,477
Chicago IL GO	5.000%	1/1/18	1,525	1,668
Chicago IL GO	5.000%	1/1/18 (4)	17,530	18,168
Chicago IL GO	5.000%	1/1/19	2,800	3,028
Chicago IL GO	5.000%	1/1/21	5,490	5,699
Chicago IL GO	5.000%	1/1/21 (4)	18,155	19,086
Chicago IL GO	5.000%	12/1/21	5,730	6,017
Chicago IL GO	0.000%	1/1/22	4,750	3,148
Chicago IL GO	0.000%	1/1/23	4,900	3,077
Chicago IL GO	5.000%	1/1/23	10,585	10,844
Chicago IL GO	5.000%	12/1/23	7,000	7,154
Chicago IL GO	5.000%	1/1/26 (4)	10,000	10,032
Chicago IL GO	0.000%	1/1/27	7,000	3,210
Chicago IL GO	5.000%	1/1/27 (14)	8,200	8,106
Chicago IL GO	5.000%	1/1/28 (14)	5,000	4,871
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/30	35,000	37,296
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/14 (14)	2,000	2,017
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/15 (14)	5,200	5,492
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18 (4)	7,025	7,806
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	4,000	4,574
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/18	4,200	4,802
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19 (4)	22,920	25,152
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/19 (4)	8,920	9,988
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/22 (4)	18,295	20,277

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/23 (4)	15,275	16,891
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/24	3,000	3,286
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/24 (4)	18,250	20,049
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/24	1,250	1,353
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25	7,410	8,007
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/25	1,500	1,637
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/26	4,000	4,276
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/26	1,000	1,074
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/27	3,560	3,740
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/27	2,435	2,567
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/28	3,000	3,114
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29 (4)	2,300	2,332
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/29	3,000	3,081
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	3,220	3,283
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	2,900	2,927
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/31	13,495	14,111
Chicago IL O’Hare International Airport Revenue	5.500%	1/1/31	10,000	10,457
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/33 (4)	1,000	1,009
Chicago IL Park District Harbor Facilities GO	5.000%	1/1/28	4,835	4,999
Chicago IL Park District Harbor Facilities GO	5.000%	1/1/29	5,170	5,282
Chicago IL Park District Harbor Facilities GO	5.000%	1/1/30	2,770	2,805
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/14	4,200	4,303
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/15	6,060	6,426
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	12/1/16 (Prere.)	2,455	2,789
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/18 (2)	7,545	8,262
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.500%	6/1/18	7,435	8,562
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/20 (12)	3,185	3,525
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/20	4,900	5,424
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/24 (12)	5,000	5,251
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/25 (12)	11,000	11,448
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.250%	6/1/26 (12)	8,260	8,539
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/27	31,170	32,707
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/27	13,085	13,730
Chicago IL Transit Authority Capital Grant Receipts Revenue	5.000%	6/1/28	30,225	31,416
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/19	9,915	11,518
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/30	10,000	10,476
Chicago IL Water Revenue	0.000%	11/1/14 (2)	7,460	7,421
Chicago IL Water Revenue	0.000%	11/1/15 (2)	7,555	7,390
Chicago IL Water Revenue	5.000%	11/1/19 (4)	17,565	19,691
Chicago IL Water Revenue	5.000%	11/1/23	1,670	1,869
Chicago IL Water Revenue	5.000%	11/1/24	1,500	1,631
Chicago IL Water Revenue	5.000%	11/1/25	2,000	2,137
Chicago IL Water Revenue	5.000%	11/1/26	2,000	2,095
Chicago IL Water Revenue	5.000%	11/1/28	5,000	5,086
Chicago IL Water Revenue	5.000%	11/1/30	3,590	3,593
Chicago IL Water Revenue	5.000%	11/1/31	3,000	2,979
Chicago IL Water Revenue	5.000%	11/1/32	3,000	3,004
Cook County IL Community College District GO	5.000%	3/1/19 (Prere.)	1,100	1,254
Cook County IL Community College District GO	5.000%	12/1/24	2,000	2,198
Cook County IL Community College District GO	5.250%	12/1/26	2,000	2,181
Cook County IL Community College District GO	5.250%	12/1/27	2,000	2,162
Cook County IL Community College District GO	5.250%	12/1/28	2,000	2,139
Cook County IL Forest Preservation District GO	5.000%	12/15/24	1,020	1,137
Cook County IL Forest Preservation District GO	5.000%	12/15/25	1,000	1,094
Cook County IL Forest Preservation District GO	5.000%	12/15/26	2,485	2,698
Cook County IL Forest Preservation District GO	5.000%	12/15/26	2,225	2,415
Cook County IL Forest Preservation District GO	5.000%	12/15/27	2,605	2,805
Cook County IL Forest Preservation District GO	5.000%	12/15/27	2,335	2,515
Cook County IL Forest Preservation District GO	5.000%	12/15/28	2,240	2,399
Cook County IL Forest Preservation District GO	5.000%	12/15/28	2,455	2,629
Cook County IL Forest Preservation District GO	5.000%	12/15/32	5,000	5,213
Cook County IL GO	5.000%	11/15/18	8,000	9,132
Cook County IL GO	5.000%	11/15/20	7,500	8,440
Cook County IL GO	5.000%	11/15/21	5,410	5,948
Cook County IL GO	5.250%	11/15/28	35,500	36,314
Cook County IL High School District No. 205 (Thornton Township) GO	5.000%	12/1/15 (12)	2,020	2,194
Cook County IL High School District No. 205 (Thornton Township) GO	5.500%	12/1/17 (12)	2,000	2,308
Du Page & Cook Counties IL Community Consolidated School District GO	4.500%	1/1/21 (14)	4,900	5,305
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/24	1,750	2,019
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/25	1,820	2,074
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/26	2,290	2,577

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/27	2,000	2,223
Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/23	2,315	2,687
Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/25	2,720	3,141
Grundy & Will Counties IL Community Unified School District GO	5.875%	2/1/26	3,060	3,533
Grundy & Will Counties IL Community Unified School District GO	5.875%	8/1/28	6,520	7,359
Illinois Educational Facilities Authority Revenue (University of Chicago) PUT	3.375%	2/3/14	10,000	10,080
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.125%	7/1/14	2,875	2,906
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/19	1,500	1,726
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/20	2,000	2,254
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/21	6,535	7,204
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	4/1/22	10,000	11,153
Illinois Finance Authority Revenue (Advocate Health Care Network)	6.125%	11/1/23	3,000	3,492
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	4.375%	7/1/14	7,500	7,707
Illinois Finance Authority Revenue (Advocate Health Care Network) PUT	5.000%	2/12/20	6,595	7,452
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/30	3,000	3,122
Illinois Finance Authority Revenue (Carle Foundation)	5.625%	8/15/31	10,000	10,637
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/27	15,000	15,278
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/32	7,575	7,315
Illinois Finance Authority Revenue (Central DuPage Health)	5.000%	11/1/27	18,725	20,052
Illinois Finance Authority Revenue (Central DuPage Health)	5.125%	11/1/29	15,000	15,697
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.500%	8/15/28	21,760	22,573
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	4.000%	5/15/23	1,000	886
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	4.750%	5/15/33	8,225	6,820
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/25	8,750	9,587
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/26	3,595	3,897
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/27	1,495	1,601
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/28	1,570	1,665
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/29	1,650	1,734
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/30	1,730	1,803
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/31	1,815	1,875
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/32	1,905	1,951
Illinois Finance Authority Revenue (Memorial Health System)	5.250%	4/1/29	12,670	13,085
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.250%	7/1/28	8,500	8,790
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.750%	8/15/30	9,000	9,957
1 Illinois Finance Authority Revenue (Northwestern University) TOB VRDO	0.090%	11/1/13	1,605	1,605
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/22	2,000	2,197
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/23	3,750	4,067
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	11/15/29	10,000	11,720
Illinois Finance Authority Revenue (Palos Community Hospital)	5.375%	5/15/30	24,070	25,587
Illinois Finance Authority Revenue (Rush University Medical Center)	5.000%	11/1/23 (14)	5,000	5,230
Illinois Finance Authority Revenue (Rush University Medical Center)	5.750%	11/1/28 (14)	3,000	3,169
Illinois Finance Authority Revenue (Rush University Medical Center)	6.375%	11/1/29	7,000	7,891
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	5.500%	8/15/30	8,000	8,168
Illinois Finance Authority Revenue (Southern Illinois Healthcare)	5.250%	3/1/30 (4)	7,000	7,286
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/18	3,555	4,087
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/19	11,605	13,379
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/20	3,185	3,656
Illinois Finance Authority Revenue (University of Chicago Medical Center)	5.000%	8/15/22	10,000	11,058
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/22	2,000	2,318
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/23	4,000	4,614
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/24	5,195	5,928
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/25	2,990	3,351
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/26	3,500	3,886
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/28	4,400	4,811
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/29	4,250	4,608
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/30	5,250	5,647
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/31	5,300	5,664
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	1,050	1,116
Illinois GO	5.250%	10/1/14	10,400	10,443
Illinois GO	5.000%	1/1/15	6,050	6,329
Illinois GO	5.000%	1/1/16	2,010	2,165
Illinois GO	5.000%	1/1/16	7,500	8,079
Illinois GO	5.000%	8/1/16	40,000	43,719
Illinois GO	5.000%	1/1/17	22,985	25,231
Illinois GO	5.000%	3/1/17	1,550	1,707
Illinois GO	5.000%	8/1/17	8,760	9,714
Illinois GO	5.000%	1/1/19	15,475	17,188
Illinois GO	5.000%	1/1/20 (4)	8,635	9,575
Illinois GO	5.000%	8/1/20	23,000	25,255
Illinois GO	5.000%	1/1/21 (4)	21,470	23,291
Illinois GO	5.250%	1/1/21	7,425	8,163

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	7/1/21	7,000	7,588
Illinois GO	5.000%	8/1/21	25,000	27,098
Illinois GO	5.000%	1/1/22	2,740	2,901
Illinois GO	5.000%	7/1/22	7,000	7,527
Illinois GO	5.000%	8/1/22	12,500	13,441
Illinois GO	5.000%	7/1/23	6,000	6,425
Illinois GO	5.000%	8/1/23	17,000	18,201
Illinois GO	5.500%	7/1/24	19,000	20,787
Illinois GO	5.000%	11/1/24 (2)	5,000	5,158
Illinois GO	5.000%	4/1/26 (2)	12,600	12,630
Illinois GO	5.000%	6/1/26	120	120
Illinois GO	5.000%	6/1/26	5,100	5,125
Illinois GO	5.500%	7/1/26	7,000	7,467
Illinois GO	5.500%	7/1/27	8,000	8,397
Illinois GO	5.250%	7/1/31	6,000	6,031
Illinois GO	5.000%	9/1/31	2,500	2,448
Illinois GO	5.500%	7/1/33	3,300	3,369
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Hospital)	6.250%	1/1/17	5,060	5,072
Illinois Regional Transportation Authority Revenue	6.250%	7/1/22 (4)	5,000	6,059
Illinois Regional Transportation Authority Revenue	6.000%	7/1/23 (14)	5,000	5,993
Illinois Regional Transportation Authority Revenue	6.250%	7/1/23 (4)	11,475	13,981
Illinois Sales Tax Revenue	0.000%	12/15/16 (2)	5,000	4,637
Illinois Sales Tax Revenue	5.000%	6/15/18	12,000	13,858
Illinois Sales Tax Revenue	5.375%	6/15/18	9,860	11,537
Illinois Sales Tax Revenue	5.000%	6/15/19 (Prere.)	1,345	1,603
Illinois Sales Tax Revenue	5.000%	6/15/19	6,000	6,951
Illinois Sales Tax Revenue	5.000%	6/15/20	3,880	4,423
Illinois Sales Tax Revenue	5.375%	6/15/20	9,635	11,470
Illinois Sales Tax Revenue	5.000%	6/15/21	15,000	17,344
Illinois Sales Tax Revenue	5.000%	6/15/22	22,720	26,197
Illinois Sales Tax Revenue	5.000%	6/15/28 (14)	6,000	6,386
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	23,000	24,416
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	5,000	5,493
Illinois Toll Highway Authority Revenue	5.000%	1/1/24 (4)	20,000	21,737
Illinois Toll Highway Authority Revenue	5.000%	1/1/25 (4)	5,700	6,255
Illinois Toll Highway Authority Revenue	5.000%	1/1/27	1,250	1,357
Illinois Toll Highway Authority Revenue	5.000%	1/1/28	2,500	2,644
Illinois Toll Highway Authority Revenue	5.000%	1/1/28	1,250	1,343
Illinois Toll Highway Authority Revenue	5.000%	1/1/29	3,500	3,727
Illinois Toll Highway Authority Revenue	5.000%	1/1/30	3,745	3,910
Illinois Toll Highway Authority Revenue	5.000%	1/1/31	8,000	8,297
Illinois Toll Highway Authority Revenue	5.000%	1/1/32	9,000	9,273
Illinois Toll Highway Authority Revenue	5.000%	1/1/33	9,000	9,239
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/16	15,000	16,668
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	12/15/16	2,650	2,911
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/16	5,205	5,877
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/18	7,500	8,375
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/19	14,350	15,281
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	12/15/19	3,000	3,144
Lake County IL Community High School District No. 127 GO	0.000%	2/1/19	5,000	4,442
Lake County IL Community High School District No. 127 GO	0.000%	2/1/20	5,000	4,248
Lake County IL Community High School District No. 127 GO	0.000%	2/1/22	5,690	4,354
McHenry & Kane Counties IL Community Consolidated School District No. 158 GO	5.625%	1/15/31	3,500	3,760
McHenry & Kane Counties IL Community Consolidated School District No. 158 GO	5.625%	1/15/32	4,000	4,274
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/15 (14)	13,000	12,608
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/16 (14)	11,330	10,697
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/19 (14)	38,440	32,607
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/21 (14)	6,000	4,339
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/23 (14)	21,000	13,444
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/23 (14)	32,515	20,815
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/24 (14)	23,795	14,276
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/25 (14)	29,785	16,589
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/26 (4)	10,725	5,703
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/27 (4)	6,400	3,133
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/29 (14)	30,000	12,392
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/28	25,685	27,137
Peoria IL Public Building Community School District Revenue	0.000%	12/1/14 (12)	2,800	2,780
Peoria IL Public Building Community School District Revenue	0.000%	12/1/15 (12)	2,800	2,724
Peoria IL Public Building Community School District Revenue	0.000%	12/1/16 (12)	2,900	2,738
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/16	10,000	10,967

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/17	6,000	6,726
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.000%	6/1/18	5,000	5,681
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.500%	6/1/23	37,000	40,686
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	10,000	10,722
Southwestern IL Development Authority Revenue (Local Government Program)	5.000%	4/15/30	10,000	10,397
Springfield IL Water Revenue	5.000%	3/1/29	2,525	2,699
Springfield IL Water Revenue	5.000%	3/1/30	2,000	2,122
Springfield IL Water Revenue	5.000%	3/1/31	2,000	2,101
Springfield IL Water Revenue	5.000%	3/1/32	2,000	2,100
University of Illinois Auxiliary Facilities System Revenue	0.000%	4/1/16 (14)	15,270	14,724
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/21	3,430	3,927
University of Illinois Auxiliary Facilities System Revenue	5.000%	4/1/22	6,015	6,788
University of Illinois Auxiliary Facilities System Revenue	5.250%	4/1/30	5,000	5,232
Waubonsee IL Community College District No. 516 GO	5.000%	12/15/23	1,715	1,949
Waubonsee IL Community College District No. 516 GO	5.000%	12/15/24	7,950	8,939
Waubonsee IL Community College District No. 516 GO	5.000%	12/15/25	3,405	3,782
Will County IL Community High School District No. 210 (Lincoln-Way) GO	5.000%	1/1/28	8,800	9,420
Will County IL Community High School District No. 210 (Lincoln-Way) GO	5.000%	1/1/30	4,500	4,729
Will County IL Community High School District No. 210 (Lincoln-Way) GO	0.000%	1/1/33	1,250	419
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/24	7,980	5,086
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/25	4,065	2,405
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/26	3,645	2,005
Winnebago & Boone Counties IL Rockford School District No. 205 GO	0.000%	2/1/27	2,000	1,020
				2,276,359
Indiana (1.5%)
Decatur Township IN Multi-School Buildings Corp. Revenue	5.000%	7/15/21 (4)	5,695	6,319
Franklin IN Community Multi-School Building Corp. Revenue	5.000%	7/15/23 (4)	2,480	2,852
Hammond IN Multi-School Building Corp. Mortgage Revenue	5.000%	7/15/24 (14)	2,735	2,871
Hammond IN Multi-School Building Corp. Mortgage Revenue	5.000%	7/15/25 (14)	2,875	3,009
Indiana Bond Bank Special Program Gas Revenue	5.250%	10/15/21	145	165
Indiana Finance Authority Facilities Revenue (Miami Correctional Facility - Phase II)	5.000%	7/1/15 (ETM)	3,865	4,167
Indiana Finance Authority Facilities Revenue (Miami Correctional Facility - Phase II)	5.000%	7/1/17 (ETM)	3,315	3,826
Indiana Finance Authority Facilities Revenue (Miami Correctional Facility - Phase II)	5.000%	7/1/18 (ETM)	4,085	4,820
Indiana Finance Authority Facilities Revenue (Wabash Valley Correctional Facility)	5.000%	7/1/14	2,510	2,590
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/18	5,000	5,779
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/20	4,370	4,866
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.000%	11/1/23	3,570	3,997
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/24	10,855	12,135
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/25	13,895	15,563
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/26	14,425	16,043
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/27	8,615	9,527
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/22	1,295	1,467
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/24	2,500	2,763
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/25	2,500	2,717
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/26	2,500	2,649
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/27	2,500	2,612
Indiana Finance Authority Hospital Revenue (Parkview Health System)	5.000%	5/1/29	3,000	3,150
Indiana Finance Authority Lease Revenue	5.000%	11/1/17	7,500	8,631
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/21	1,225	1,355
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/22	1,000	1,098
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/24	1,000	1,071
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/25	1,000	1,056
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/30	3,250	3,256
Indiana Finance Authority Revenue (Lease Appropriation) VRDO	0.080%	11/1/13	27,000	27,000
Indiana Finance Authority Revenue (Lease Appropriation) VRDO	0.080%	11/1/13	40,000	40,000
Indiana Finance Authority Revenue (State Revolving Fund)	5.000%	2/1/32	9,150	9,977
Indiana Finance Authority Revenue (Trinity Health)	5.000%	12/1/28	6,295	6,577
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/29	5,000	5,349
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/30	5,490	5,822

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/31	3,325	3,508
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.250%	10/1/31	10,000	10,784
Indiana Health & Educational Facility Financing Authority Hospital Revenue
(Clarian Health Obligated Group)	5.000%	2/15/24	2,000	2,145
Indiana Health & Educational Facility Financing Authority Hospital Revenue
(Clarian Health Obligated Group)	5.000%	2/15/25	14,000	14,964
Indiana Health & Educational Facility Financing Authority Hospital Revenue
(Clarian Health Obligated Group)	5.000%	2/15/26	18,475	19,387
Indiana Health Facility Financing Authority Revenue (Ascension Health Credit Group) PUT	1.600%	2/1/17	9,000	9,043
Indiana Municipal Power Agency Revenue	5.625%	1/1/28	4,640	5,233
Indiana Municipal Power Agency Revenue	5.750%	1/1/29	2,000	2,263
Indiana Office Building Commission Facilities Revenue (New Castle Correctional Facility)	5.250%	7/1/19 (14)	2,515	2,959
Indiana University Student Fee Revenue	5.000%	8/1/15	1,000	1,082
Indiana University Student Fee Revenue	5.000%	8/1/16	2,500	2,806
Indiana University Student Fee Revenue	5.000%	8/1/21	4,500	5,401
Indiana University Student Fee Revenue	5.000%	8/1/22	6,370	7,663
Indiana University Student Fee Revenue	5.000%	8/1/23	3,510	4,158
Indiana University Student Fee Revenue	5.000%	8/1/24	2,175	2,546
Indiana University Student Fee Revenue	5.000%	8/1/25	2,040	2,360
Indiana University Student Fee Revenue	5.000%	8/1/26	1,000	1,129
Indiana University Student Fee Revenue	5.000%	8/1/29	1,000	1,097
Indiana University Student Fee Revenue	5.000%	6/1/30	2,000	2,193
Indiana University Student Fee Revenue	5.000%	8/1/30	1,560	1,698
Indiana University Student Fee Revenue	5.000%	6/1/31	1,500	1,633
Indianapolis IN Gas Utility Revenue	5.000%	8/15/21 (4)	3,530	3,990
Indianapolis IN Gas Utility Revenue	5.000%	8/15/22 (4)	15,655	17,443
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/19	3,000	3,496
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/20	1,545	1,803
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	2/1/20	5,000	5,739
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/21	8,590	9,893
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	1/15/22	7,000	7,942
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/22	1,425	1,626
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/23	1,895	2,156
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/25	2,085	2,378
Indianapolis IN Local Public Improvement Bond Bank Revenue	5.000%	8/1/26	1,985	2,260
Indianapolis IN Local Public Improvement Bond Bank Revenue (Bank-Waterworks Project)	5.500%	1/1/29	10,000	10,756
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/23 (4)	4,285	4,955
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/25 (4)	3,535	4,020
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.500%	2/1/28	4,065	4,540
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.500%	2/1/29	4,370	4,842
Lake Central IN Multi-District School Building Corp. Revenue	5.000%	7/15/25	4,330	4,803
Lake Central IN Multi-District School Building Corp. Revenue	5.000%	7/15/26	4,835	5,300
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	13,250	13,651
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	11,750	12,106
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project)	5.000%	7/1/17	5,000	5,677
Whiting IN Environmental Facilities Revenue (BP Products North America Inc. Project) PUT	2.800%	6/2/14	41,705	42,259
				500,766
Iowa (0.3%)
Ames IA Hospital Revenue (Mary Greeley Medical Center)	5.500%	6/15/29	2,000	2,093
Ames IA Hospital Revenue (Mary Greeley Medical Center)	5.625%	6/15/31	2,000	2,086
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.250%	2/15/29 (12)	13,500	14,263
Iowa Finance Authority Health Facilities Revenue (Iowa Health System)	5.250%	8/15/29 (12)	5,500	5,837
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	30,000	28,677
Iowa Special Obligation Revenue (Ijobs Program)	5.000%	6/1/27	5,985	6,654
Iowa Special Obligation Revenue (Ijobs Program)	5.000%	6/1/28	6,280	6,939
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/21	1,150	1,349
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/22	2,100	2,461
Iowa Special Obligation Revenue (Prison Infrastructure)	5.000%	6/15/27	4,000	4,448
Iowa Student Loan Liquidity Corp. Revenue	5.000%	12/1/16	8,545	9,295
Iowa Student Loan Liquidity Corp. Revenue	5.250%	12/1/17	5,655	6,274
				90,376
Kansas (0.3%)
Cowley County KS Unified School District GO	4.750%	9/1/18 (Prere.)	3,500	3,980
Cowley County KS Unified School District GO	4.750%	9/1/26 (4)	380	432
Cowley County KS Unified School District GO	4.750%	9/1/26 (4)	3,300	3,720
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.375%	3/1/30	1,000	1,049
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/31	1,000	1,024

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.000%	3/1/34	2,000	2,021
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/22	1,500	1,660
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/24	2,800	3,081
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/29	6,000	6,340
Kansas Development Finance Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.500%	11/15/29	10,435	11,396
Kansas Development Finance Authority Revenue
(Kansas Department of Commerce Impact Program)	5.000%	6/1/19	6,730	7,916
Kansas Development Finance Authority Revenue
(Kansas Department of Commerce Impact Program)	5.000%	6/1/20	7,070	8,360
Kansas Development Finance Authority Revenue
(Sisters of Charity of Leavenworth Health System)	5.250%	1/1/25	7,500	8,170
Leavenworth County KS Unified School District GO	4.500%	3/1/18 (12)	1,030	1,173
Leavenworth County KS Unified School District GO	4.500%	9/1/18 (12)	1,030	1,182
Leavenworth County KS Unified School District GO	4.500%	3/1/19 (12)	1,000	1,145
Leavenworth County KS Unified School District GO	4.500%	9/1/19 (12)	600	691
Leavenworth County KS Unified School District GO	4.500%	3/1/20 (12)	1,115	1,266
Leavenworth County KS Unified School District GO	4.750%	3/1/21 (12)	1,165	1,319
Leavenworth County KS Unified School District GO	4.750%	9/1/21 (12)	1,265	1,425
Leavenworth County KS Unified School District GO	5.000%	3/1/22 (12)	1,060	1,201
Leavenworth County KS Unified School District GO	5.000%	9/1/22 (12)	1,360	1,534
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/18	1,000	1,106
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/19	1,500	1,649
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/20	1,500	1,646
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/21	1,500	1,646
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/24	5,055	5,493
University of Kansas Hospital Authority Health Facilities Improvement Revenue	5.000%	9/1/26	4,300	4,558
Wichita KS Hospital Facilities Revenue (Via Christi Health System Inc.)	5.000%	11/15/16 (ETM)	1,000	1,135
Wyandotte County/Kansas City KS Unified Government Utility System Revenue	5.000%	9/1/28	6,000	6,494
				93,812
Kentucky (0.8%)
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.250%	9/1/18 (14)	5,000	5,896
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/21	14,000	16,265
Kentucky Asset/Liability Commission Agency Fund Revenue (Federal Highway Trust)	5.000%	9/1/22	7,000	8,030
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/18	1,840	2,071
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/19	1,475	1,656
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/20	1,125	1,258
Kentucky Economic Development Finance Authority Medical Center Revenue
(King’s Daughters Medical Center Project)	5.000%	2/1/21	2,000	2,173
Kentucky Property & Building Commission Revenue	5.250%	10/1/15 (4)	1,500	1,637
Kentucky Property & Building Commission Revenue	5.000%	10/1/17	1,170	1,348
Kentucky Property & Building Commission Revenue	5.000%	11/1/17	8,570	9,895
Kentucky Property & Building Commission Revenue	5.000%	11/1/18	14,880	17,429
Kentucky Property & Building Commission Revenue	5.500%	8/1/19 (2)	6,870	8,250
Kentucky Property & Building Commission Revenue	5.000%	10/1/19 (2)	5,000	5,879
Kentucky Property & Building Commission Revenue	5.500%	8/1/20 (2)	4,320	5,204
Kentucky Property & Building Commission Revenue	5.000%	11/1/20	4,500	5,166
Kentucky Property & Building Commission Revenue	5.000%	8/1/21	35,000	40,519
Kentucky Property & Building Commission Revenue	5.250%	2/1/23 (12)	6,215	7,122
Kentucky Property & Building Commission Revenue	5.000%	11/1/23 (4)	5,120	5,802
Kentucky Property & Building Commission Revenue	5.000%	11/1/24 (4)	5,000	5,651
Kentucky Property & Building Commission Revenue	5.250%	2/1/25 (12)	4,995	5,686
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/23	9,890	11,237
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/24	7,065	8,028
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/25	7,000	7,991
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/29	3,905	4,291
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/31	5,210	5,637
Louisville & Jefferson County KY Metropolitan Government Pollution Control Revenue
(Louisville Gas & Electric Co. Project) PUT	5.750%	12/2/13	23,000	23,103
Louisville & Jefferson County KY Metropolitan Government Pollution Control Revenue
(Louisville Gas & Electric Co. Project) PUT	1.650%	4/3/17	14,500	14,631
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/30	14,775	15,169
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/31	9,000	9,144

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/20	1,180	1,330
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/28	4,000	4,177
				261,675
Louisiana (1.4%)
East Baton Rouge Parish LA Sales Tax Revenue	5.000%	8/1/23 (12)	5,165	5,884
Ernest N. Morial - New Orleans Exhibition Hall Authority Special Tax Revenue	5.000%	7/15/27	2,800	2,970
Industrial Development Board of the Parish of East Baton Rouge LA
(ExxonMobile Project) Revenue VRDO	0.070%	11/1/13	34,100	34,100
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/17	1,000	1,123
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/18	1,000	1,144
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/19	1,030	1,186
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/20	1,000	1,133
Jefferson Parish LA Environmental Facilities & Community Development Authority Revenue	5.000%	4/1/21	1,000	1,116
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/18 (2)	14,470	15,684
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/21 (2)	20,000	21,646
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/22 (2)	13,660	14,676
Louisiana Citizens Property Insurance Corp. Assessment Revenue	5.000%	6/1/23 (2)	10,000	10,700
Louisiana Gasoline & Fuel Tax Revenue	5.250%	5/1/15 (Prere.)	6,200	6,661
2 Louisiana Gasoline & Fuel Tax Revenue PUT	0.676%	5/1/18	31,500	31,130
Louisiana GO	5.000%	8/1/14 (14)	22,880	23,711
Louisiana GO	5.000%	8/1/15 (14)	2,500	2,706
Louisiana GO	5.000%	5/1/16 (Prere.)	25,210	28,018
Louisiana GO	5.000%	5/1/16 (Prere.)	9,765	10,853
Louisiana GO	5.000%	5/1/16 (Prere.)	26,665	29,635
Louisiana GO	5.000%	11/15/17	10,000	11,654
Louisiana GO	5.000%	11/15/17	17,040	19,859
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/22	2,790	3,162
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/24	11,000	12,202
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/25	2,000	2,198
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Plaquemines Project)	5.000%	9/1/26 (4)	1,700	1,856
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Plaquemines Project)	5.000%	9/1/28 (4)	1,875	2,003
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Plaquemines Project)	5.000%	9/1/31 (4)	1,420	1,480
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Women’s Hospital Foundation Project)	5.625%	10/1/30	15,905	16,784
Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/17	5,300	6,003
Louisiana Office Facilities Corp. Lease Revenue (Capitol Complex Project)	5.000%	5/1/19	4,495	5,224
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/29	4,000	4,333
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/30	4,930	5,299
Louisiana Public Facilities Authority Revenue (Loyola University)	5.250%	10/1/31	2,485	2,659
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/15	4,055	4,275
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.000%	5/15/17	1,520	1,673
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.250%	5/15/27	15,165	15,720
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/23	1,585	1,789
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/24	2,125	2,386
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/25	5,445	6,030
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/26	5,000	5,469
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/27	3,770	4,057
Louisiana State University Revenue	5.000%	7/1/28	1,000	1,076
Louisiana State University Revenue	5.000%	7/1/29	3,180	3,385
Louisiana State University Revenue	5.000%	7/1/30	1,000	1,055
Louisiana State University Revenue	5.000%	7/1/32	2,765	2,890
New Orleans LA Aviation Board Revenue	4.500%	1/1/16 (12)	1,860	2,001
New Orleans LA Aviation Board Revenue	4.500%	1/1/16 (12)	4,535	4,878
New Orleans LA Aviation Board Revenue	4.500%	1/1/17 (12)	1,955	2,154
New Orleans LA Aviation Board Revenue	4.500%	1/1/17 (12)	1,540	1,696
New Orleans LA Aviation Board Revenue	5.000%	1/1/18 (12)	2,440	2,771
New Orleans LA Aviation Board Revenue	5.000%	1/1/18 (12)	2,200	2,498
New Orleans LA GO	5.000%	12/1/23	2,250	2,468
New Orleans LA GO	5.000%	12/1/24	2,500	2,731
New Orleans LA GO	5.000%	12/1/25	2,500	2,694
New Orleans LA GO	5.000%	12/1/26 (4)	3,770	4,093
New Orleans LA GO	5.000%	12/1/27 (4)	2,260	2,422
New Orleans LA GO	5.000%	12/1/28 (4)	2,310	2,443

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	17,750	17,713
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/31	10,000	9,943
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/32	12,365	12,235
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/33	5,000	4,928
				466,265
Maine (0.0%)
Maine GO	5.000%	6/1/16	3,770	4,212
Portland ME Airport Revenue	5.000%	1/1/21 (4)	1,000	1,129
Portland ME Airport Revenue	5.000%	1/1/22 (4)	1,000	1,115
Portland ME Airport Revenue	5.000%	1/1/23 (4)	1,000	1,114
Portland ME Airport Revenue	5.000%	1/1/24 (4)	1,610	1,759
Portland ME Airport Revenue	5.000%	1/1/25 (4)	1,000	1,080
Portland ME Airport Revenue	5.000%	1/1/26 (4)	1,720	1,842
Portland ME Airport Revenue	5.000%	1/1/28 (4)	1,200	1,260
Portland ME Airport Revenue	5.000%	1/1/29 (4)	1,265	1,329
				14,840
Maryland (1.2%)
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/14 (Prere.)	1,365	1,428
Baltimore MD Consolidated Public Improvement GO	5.000%	10/15/14 (Prere.)	2,185	2,285
Baltimore MD Project Revenue	5.000%	7/1/26	1,585	1,786
Baltimore MD Project Revenue	5.000%	7/1/26	1,250	1,408
Baltimore MD Project Revenue	5.000%	7/1/27	1,745	1,945
Baltimore MD Project Revenue	5.000%	7/1/28	1,570	1,734
Baltimore MD Project Revenue	5.000%	7/1/28	1,905	2,104
Baltimore MD Project Revenue	5.000%	7/1/29	2,075	2,272
Baltimore MD Project Revenue	5.000%	7/1/30	1,905	2,072
Baltimore MD Project Revenue	5.000%	7/1/30	3,255	3,540
Baltimore MD Project Revenue	5.000%	7/1/31	2,000	2,161
Howard County MD GO	5.000%	8/15/17	3,330	3,860
Howard County MD GO	5.000%	8/15/20	14,125	17,020
Howard County MD GO	5.000%	8/15/21	14,440	17,452
Howard County MD GO	5.000%	8/15/24	4,500	5,287
Maryland Department of Transportation Revenue	5.000%	6/1/15	1,825	1,961
Maryland Economic Development Corp. Pollution Control Revenue (Potomac Electric Power Co.)	6.200%	9/1/22	6,000	7,125
Maryland GO	5.000%	8/1/15	19,620	21,235
Maryland GO	5.000%	8/1/15 (Prere.)	15,260	16,502
Maryland GO	5.000%	8/1/15	3,225	3,490
Maryland GO	5.000%	3/1/16	2,900	3,210
Maryland GO	5.000%	8/1/16	1,100	1,236
Maryland GO	5.000%	8/1/16	1,010	1,135
Maryland GO	5.000%	8/1/16	10,000	11,238
Maryland GO	4.000%	8/15/16	3,025	3,320
Maryland GO	5.000%	3/1/17	3,440	3,938
Maryland GO	5.000%	8/1/17	20,000	23,168
Maryland GO	5.000%	3/15/18	20,000	23,506
Maryland GO	4.500%	8/1/18	35,465	41,206
Maryland GO	5.000%	8/1/18	22,710	26,912
Maryland GO	5.000%	3/15/19	15,935	18,995
Maryland GO	5.000%	8/1/19	2,315	2,777
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/21	800	914
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/23	900	1,009
Maryland Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health System)	5.000%	7/1/25	1,000	1,092
Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group) PUT	5.000%	5/15/15	3,500	3,730
Maryland Health & Higher Educational Facilities Authority Revenue (LifeBridge Health)	5.000%	7/1/14 (Prere.)	3,915	4,039
Maryland Health & Higher Educational Facilities Authority Revenue (LifeBridge Health)	5.000%	7/1/14 (Prere.)	2,980	3,074
Maryland Health & Higher Educational Facilities Authority Revenue
(Maryland Institute College of Art)	5.000%	6/1/29	1,000	1,033
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/31	7,080	7,245
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/32	6,630	6,717
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/33	5,000	5,046
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/16	3,895	4,291
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/17	3,000	3,376
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/18	2,500	2,861
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/19	1,700	1,937
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	4.500%	7/1/20	1,500	1,633

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/21	2,000	2,225
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	4.750%	7/1/23	900	955
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.500%	7/1/24 (2)	3,800	4,277
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.250%	7/1/28 (2)	9,000	9,569
Maryland Transportation Authority GAN	5.000%	3/1/14	13,240	13,453
Maryland Transportation Authority GAN	5.000%	3/1/16	2,500	2,763
Maryland Transportation Authority GAN	5.250%	3/1/16	4,000	4,443
Maryland Transportation Authority GAN	5.250%	3/1/20	8,085	9,563
Montgomery County MD GO	5.000%	7/1/15	15,000	16,179
Montgomery County MD GO	5.000%	7/1/16	1,500	1,681
Montgomery County MD GO	5.000%	7/1/17	3,460	3,999
Montgomery County MD GO	5.000%	7/1/21	2,275	2,758
Prince Georges County MD GO	5.000%	8/1/21	13,745	16,673
Prince Georges County MD GO	5.000%	9/15/21	4,975	6,040
Prince Georges County MD GO	5.000%	9/15/22	1,500	1,800
				421,683
Massachusetts (3.8%)
Boston MA GO	5.000%	4/1/16	3,410	3,786
Boston MA GO	5.000%	8/1/17	5,035	5,833
Boston MA GO	5.000%	2/1/22	4,235	5,131
Boston MA GO	5.000%	2/1/23	4,760	5,701
Boston MA Water & Sewer Commission Revenue	5.750%	11/1/13	1,100	1,100
Massachusetts Bay Transportation Authority Assessment Revenue	5.000%	7/1/19	15,000	17,932
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.000%	7/1/24	5,000	6,044
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.300%	11/7/13	40,980	40,980
Massachusetts College Building Authority Revenue	5.000%	5/1/28	1,290	1,461
Massachusetts College Building Authority Revenue	5.125%	5/1/28	1,420	1,554
Massachusetts College Building Authority Revenue	5.000%	5/1/29	2,905	3,176
Massachusetts College Building Authority Revenue	5.250%	5/1/29	2,250	2,477
Massachusetts College Building Authority Revenue	5.000%	5/1/30	4,820	5,222
Massachusetts College Building Authority Revenue	5.000%	5/1/31	6,040	6,521
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/19	5,000	5,842
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/20	2,610	3,092
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/23	14,750	16,452
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/26	13,625	14,718
Massachusetts Development Finance Agency Revenue (Berklee College of Music)	5.000%	10/1/29	3,110	3,317
Massachusetts Development Finance Agency Revenue (Berklee College of Music)	5.000%	10/1/31	1,200	1,260
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/20	1,205	1,357
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/21	1,760	1,974
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/22	2,125	2,346
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/23	2,235	2,436
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/24	1,500	1,622
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/25	1,600	1,707
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/26	1,100	1,161
Massachusetts Development Finance Agency Revenue (Berkshire Health System)	5.000%	10/1/27	1,165	1,217
Massachusetts Development Finance Agency Revenue (Boston College)	5.000%	7/1/29	9,500	10,352
Massachusetts Development Finance Agency Revenue (College of the Holy Cross) VRDO	0.080%	11/1/13 LOC	6,660	6,660
Massachusetts Development Finance Agency Revenue (Draper Laboratory)	5.750%	9/1/25	6,765	7,906
Massachusetts Development Finance Agency Revenue (Emerson College)	5.500%	1/1/30	15,000	15,651
Massachusetts Development Finance Agency Revenue (UMASS Memorial Medical Center)	5.125%	7/1/26	2,690	2,829
Massachusetts Educational Financing Authority Education Loan Revenue	5.500%	1/1/22	3,500	3,937
Massachusetts GO	5.000%	11/1/13	8,000	8,000
Massachusetts GO	5.500%	11/1/13 (3)	8,905	8,905
Massachusetts GO	5.500%	11/1/14 (14)	3,000	3,159
Massachusetts GO	5.500%	12/1/14 (4)	1,000	1,057
Massachusetts GO	5.000%	1/1/15	1,500	1,583
2 Massachusetts GO	0.480%	2/1/15	7,500	7,492
Massachusetts GO	5.000%	8/1/15	11,745	12,714
Massachusetts GO	5.250%	8/1/15	5,000	5,434
Massachusetts GO	5.000%	9/1/15	14,360	15,598
2 Massachusetts GO	0.370%	2/1/16	40,060	40,060
Massachusetts GO	5.250%	8/1/16	5,615	6,333
2 Massachusetts GO	0.600%	9/1/16	2,000	2,007
Massachusetts GO	5.000%	9/1/16	7,710	8,668
Massachusetts GO	5.500%	11/1/16 (ETM)	24,500	28,145
Massachusetts GO	5.500%	11/1/16 (ETM)	73,000	83,862
Massachusetts GO	5.500%	11/1/16 (ETM)	50,000	57,440

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	8/1/17	24,060	27,782
Massachusetts GO	5.500%	11/1/17	10,000	11,833
Massachusetts GO	5.500%	11/1/17 (14)	20,100	23,784
Massachusetts GO	5.500%	11/1/17 (4)	7,000	8,283
Massachusetts GO	5.500%	8/1/18 (14)	5,000	6,049
Massachusetts GO	5.500%	10/1/18	9,500	11,551
Massachusetts GO	5.500%	10/1/20 (14)	11,065	13,655
Massachusetts GO	5.250%	8/1/21 (2)	4,445	5,430
Massachusetts GO	5.250%	8/1/21	20,870	25,493
Massachusetts GO	5.000%	8/1/25	20,000	22,982
Massachusetts GO	5.000%	4/1/27	28,000	31,309
Massachusetts GO	5.000%	4/1/29	26,675	29,305
Massachusetts Health & Educational Facilities Authority Revenue (Boston College)	5.500%	6/1/30	5,000	5,856
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.000%	7/1/28	18,000	18,140
Massachusetts Health & Educational Facilities Authority Revenue (Caregroup)	5.375%	7/1/23	3,380	3,810
Massachusetts Health & Educational Facilities Authority Revenue (Caregroup)	5.375%	7/1/24	5,500	6,172
Massachusetts Health & Educational Facilities Authority Revenue (Caregroup)	5.375%	7/1/25	3,500	3,874
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	6.250%	4/1/20	1,685	2,152
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/20	3,740	4,359
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/25	1,460	1,615
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/26	2,000	2,189
Massachusetts Health & Educational Facilities Authority Revenue (Northeastern University)	5.000%	10/1/28	1,155	1,222
Massachusetts Health & Educational Facilities Authority Revenue (Suffolk University)	6.250%	7/1/30	5,000	5,488
Massachusetts Health & Educational Facilities Authority Revenue (Tufts University) VRDO	0.070%	11/1/13	4,010	4,010
Massachusetts Health & Educational Facilities Authority Revenue
(University of Massachusetts Memorial Health Care Inc.)	5.250%	7/1/25	6,815	7,141
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,406
Massachusetts Port Authority Revenue	5.000%	7/1/29	8,345	9,072
Massachusetts Port Authority Revenue	5.000%	7/1/31	3,680	3,933
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	41,095	44,536
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	6,800	7,369
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	3,015	3,268
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	3,880	4,205
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	4,815	5,218
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (4)	10,000	10,831
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	23,255	25,202
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/24	20,000	23,419
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/27	5,000	5,648
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/28	32,750	36,621
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	1,105	1,154
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/32	6,400	6,951
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	10/15/32	8,010	8,619
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/33	7,610	8,221
Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/14 (Prere.)	8,685	8,759
Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/19 (14)	5,125	5,988
Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/26 (3)	29,860	34,990
Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/28 (14)	11,075	12,767
Massachusetts Special Obligation Revenue	5.000%	12/15/14	15,805	16,647
Massachusetts Special Obligation Revenue	5.000%	6/15/15	10,000	10,751
Massachusetts Transportation Fund Revenue (Accelerated Bridge Program)	5.000%	6/1/19	11,460	13,668
Massachusetts Water Pollution Abatement Trust Revenue	5.125%	8/1/14	140	141
Massachusetts Water Pollution Abatement Trust Revenue	5.250%	2/1/21	5,955	7,256
Massachusetts Water Resources Authority Revenue	6.500%	7/15/19 (ETM)	32,560	37,706
Massachusetts Water Resources Authority Revenue	5.000%	8/1/19	21,580	25,700
Massachusetts Water Resources Authority Revenue	5.000%	8/1/28	2,350	2,608
Massachusetts Water Resources Authority Revenue	5.000%	8/1/30	3,500	3,821
Massachusetts Water Resources Authority Revenue	5.000%	8/1/30	5,000	5,459
Massachusetts Water Resources Authority Revenue	5.000%	8/1/31	2,000	2,170
Massachusetts Water Resources Authority Revenue	5.000%	8/1/31	5,000	5,455
1 Massachusetts Water Resources Authority Revenue TOB VRDO	0.390%	11/7/13 LOC	38,275	38,275
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/26	3,000	3,298
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/27	3,440	3,724
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/28	5,100	5,472
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/29	11,580	12,330
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/30	11,000	11,623
Metropolitan Boston MA Transit Parking Corp. Revenue	5.000%	7/1/31	11,575	12,199
University of Massachusetts Building Authority Revenue	5.000%	11/1/19 (2)	25,625	27,882
				1,301,057
Michigan (2.5%)
Birmingham MI City School District GO	4.000%	5/1/24	1,000	1,065
Birmingham MI City School District GO	4.000%	5/1/25	1,465	1,539

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Detroit MI GO	5.000%	4/1/14 (12)	9,780	9,762
Detroit MI GO	5.000%	4/1/15 (12)	7,970	7,899
Detroit MI GO	5.000%	4/1/16 (12)	3,440	3,376
Detroit MI GO	5.000%	4/1/17 (12)	3,580	3,477
Detroit MI Sewer System Revenue	5.125%	7/1/15 (Prere.)	12,000	12,958
Detroit MI Sewer System Revenue	0.000%	7/1/16 (14)	7,500	6,461
Detroit MI Sewer System Revenue	5.250%	7/1/22 (14)	5,735	5,648
Detroit MI Sewer System Revenue	7.000%	7/1/27 (4)	10,300	10,877
Detroit MI Water Supply System Revenue	5.000%	7/1/19 (14)	5,000	4,990
Detroit MI Water Supply System Revenue	5.000%	7/1/20 (14)	7,665	7,590
Detroit MI Water Supply System Revenue	5.000%	7/1/20 (4)	8,535	8,470
Detroit MI Water Supply System Revenue	5.000%	7/1/22 (14)	4,000	3,901
Detroit MI Water Supply System Revenue	5.000%	7/1/23 (14)	4,000	3,874
Detroit MI Water Supply System Revenue	5.000%	7/1/24 (4)	26,825	26,004
Detroit MI Water Supply System Revenue	5.000%	7/1/25 (4)	4,000	3,846
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/19 (4)	1,300	1,438
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/20 (4)	1,500	1,652
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/21 (4)	1,100	1,202
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/22 (4)	1,000	1,093
Jackson County MI Hospital Finance Authority Hospital Revenue (Allegiance Health)	5.000%	6/1/17	2,420	2,672
Kalamazoo MI Hospital Financing Authority Hospital Revenue (Bronson Methodist Hospital)	5.000%	5/15/30	18,370	18,431
Kent Hospital MI Finance Authority Revenue (Spectrum Health) PUT	5.250%	1/15/14	10,000	10,103
Kent Hospital MI Finance Authority Revenue (Spectrum Health) PUT	5.500%	1/15/15	11,500	12,156
Michigan Building Authority Revenue	5.000%	10/15/18	12,575	14,394
Michigan Building Authority Revenue	5.000%	10/15/19	8,315	9,578
Michigan Building Authority Revenue	5.000%	10/15/24	2,500	2,726
Michigan Building Authority Revenue	5.000%	10/15/24	3,000	3,272
Michigan Building Authority Revenue	5.000%	10/15/25	5,920	6,379
Michigan Building Authority Revenue	5.000%	10/15/29	9,625	10,134
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/23	830	913
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/24	425	458
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/25	1,190	1,267
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/26	400	421
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/32	1,500	1,601
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/17	65,000	74,821
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/18	50,500	59,285
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/19	39,000	46,087
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	8,500	9,298
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/23	7,500	7,720
Michigan GO	5.500%	12/1/13	6,125	6,152
Michigan GO	5.000%	5/1/17	33,880	38,648
Michigan GO	5.250%	9/15/25 (4)	10,810	11,835
Michigan GO	5.250%	9/15/26 (4)	12,805	14,005
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	2.625%	6/30/14	30,200	30,696
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	1.500%	3/15/17	45,000	45,124
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.250%	11/15/24	5,000	5,255
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.625%	11/15/29	15,775	16,250
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/27	2,000	2,107
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/28	2,600	2,707
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	5.125%	6/1/19	2,500	2,787
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	5.625%	6/1/24	5,000	5,364
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.000%	6/1/29	4,000	4,255
Michigan Hospital Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/26 (14)	13,015	13,306
Michigan Hospital Finance Authority Revenue (Trinity Health)	5.000%	12/1/27	8,000	8,433
Michigan Hospital Finance Authority Revenue (Trinity Health) PUT	6.000%	12/1/17	3,950	4,614
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/22	4,000	4,615
Michigan Strategic Fund Limited Obligation Revenue (Detroit Edison Co. Project) PUT	2.125%	9/1/16	9,350	9,555
Monroe County MI Economic Development Corp. Revenue (Detroit Edison Co. Project)	6.950%	9/1/22 (14)	27,000	34,239
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	5.500%	8/1/19	20,000	22,885
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	6.375%	8/1/29	25,000	27,710
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	8.000%	9/1/29	13,900	16,635
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/18	2,195	2,457
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/19	2,300	2,568
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/30	10,000	9,999
University of Michigan Revenue	5.000%	4/1/17	30,000	34,299
2 University of Michigan Revenue PUT	0.280%	4/1/15	25,000	24,989
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/16	5,000	5,571
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/27	5,655	5,847
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/28	5,935	6,083
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/29	3,895	3,954
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/30	6,540	6,582

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/31	6,370	6,421
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/32	4,300	4,306
				859,091
Minnesota (1.1%)
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/17	1,785	2,050
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/18	2,190	2,515
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/20	1,585	1,786
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/20	1,805	2,034
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/21	2,205	2,469
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/21	3,925	4,396
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.000%	11/15/22	2,425	2,684
Minneapolis & St. Paul MN Housing & Redevelopment Authority Health Care System Revenue
(Allina Health System)	5.250%	11/15/29	7,000	7,406
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.000%	11/15/18	15,000	16,720
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.625%	11/15/28	15,500	18,093
Minneapolis-St. Paul Metropolitan Area Minnesota Metropolitan Council GO	5.000%	9/1/15	2,950	3,204
Minneapolis-St. Paul Metropolitan Area Minnesota Metropolitan Council GO	5.000%	9/1/15	4,805	5,218
Minnesota COP	5.000%	6/1/16 (Prere.)	1,945	2,171
Minnesota COP	5.000%	6/1/16 (Prere.)	1,790	1,998
Minnesota COP	5.000%	6/1/16 (Prere.)	2,140	2,389
Minnesota COP	5.000%	6/1/17	7,745	8,561
Minnesota COP	5.000%	6/1/18	7,135	7,884
Minnesota COP	5.000%	6/1/19	8,540	9,437
Minnesota General Fund Revenue	5.000%	3/1/24	7,500	8,751
Minnesota General Fund Revenue	5.000%	3/1/25	6,000	6,920
Minnesota GO	5.000%	11/1/13 (ETM)	10,655	10,655
Minnesota GO	5.000%	11/1/13	17,615	17,615
Minnesota GO	5.000%	11/1/13	3,600	3,600
Minnesota GO	5.000%	11/1/13 (ETM)	15,900	15,900
Minnesota GO	5.000%	11/1/14	19,275	20,204
Minnesota GO	4.000%	12/1/14	3,730	3,884
Minnesota GO	5.000%	12/1/14	8,150	8,575
Minnesota GO	5.000%	11/1/15	19,775	21,620
Minnesota GO	5.000%	12/1/15	8,150	8,940
Minnesota GO	5.000%	12/1/16	5,145	5,845
Minnesota GO	5.000%	8/1/17	1,000	1,158
Minnesota GO	5.000%	10/1/24	10,000	11,653
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/16	1,120	1,246
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/18	4,305	4,931
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/21	5,000	6,015
Rochester MN Healthcare Facilities Revenue (Mayo Clinic) PUT	4.000%	11/15/18	11,500	12,797
Southern Minnesota Municipal Power Agency Power Supply System Revenue	5.250%	1/1/30	2,000	2,116
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/15	5,675	6,082
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/16	11,775	13,037
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.500%	7/1/23	21,700	23,316
St. Louis Park MN Health Care Facilities Revenue (Park Nicollet Health Services)	5.625%	7/1/26	6,000	6,369
University of Minnesota Revenue	5.000%	12/1/14	9,840	10,353
University of Minnesota Revenue	5.000%	12/1/15	16,235	17,808
University of Minnesota Revenue	5.000%	8/1/19	1,150	1,360
University of Minnesota Revenue	5.000%	4/1/22	500	575
University of Minnesota Revenue	5.000%	8/1/22	1,585	1,870
University of Minnesota Revenue	5.000%	8/1/23	2,500	2,939
University of Minnesota Revenue	5.000%	8/1/24	4,515	5,285
University of Minnesota Revenue	5.250%	12/1/27	5,000	5,773
University of Minnesota Revenue	5.250%	12/1/28	7,045	8,087
University of Minnesota Revenue	5.000%	8/1/29	5,615	6,322
University of Minnesota Revenue	5.250%	12/1/29	3,500	4,002
				386,618
Mississippi (0.2%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Inc. Project) VRDO	0.070%	11/1/13	4,100	4,100
Mississippi Development Bank Special Obligation Revenue
(Capital City Convention Center Project)	5.000%	3/1/23	1,000	1,163

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mississippi Development Bank Special Obligation Revenue
(Capital City Convention Center Project)	5.000%	3/1/24	1,625	1,878
Mississippi Development Bank Special Obligation Revenue (Harrison County Highway Project)	5.000%	1/1/24	2,500	2,900
Mississippi Development Bank Special Obligation Revenue (Madison County Highway Project)	5.000%	1/1/24	2,500	2,900
Mississippi GO	5.500%	12/1/16	3,435	3,947
Mississippi GO	5.000%	12/1/17 (Prere.)	16,890	19,689
Mississippi GO	5.000%	12/1/20	10,000	11,462
Mississippi GO	5.000%	10/1/30	12,035	13,117
Mississippi GO	5.000%	10/1/31	11,735	12,723
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi Health Services)	5.000%	10/1/17	2,500	2,851
				76,730
Missouri (0.5%)
Bi-State Development Agency of the Missouri-Illinois Metropolitan District
Mass Transit Sales Tax Revenue	5.000%	10/1/33	7,500	7,959
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/26	1,000	1,083
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/27	1,850	1,978
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/26	1,830	2,059
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/27	1,000	1,114
Kansas City MO Airport Revenue	5.000%	9/1/14 (ETM)	10,000	10,398
Kansas City MO Special Obligation Revenue	0.000%	2/1/18	3,000	2,702
Kansas City MO Special Obligation Revenue	0.000%	2/1/19	7,615	6,537
Missouri Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)	4.750%	6/1/25	3,230	3,277
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000%	11/15/26	2,045	2,219
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.000%	11/15/28	1,000	1,058
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/21	2,845	3,145
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/22	3,490	3,796
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/23	3,690	3,971
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Freeman Health System)	5.000%	2/15/24	3,320	3,555
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/19	2,420	2,793
Missouri Health & Educational Facilities Authority Health Facilities Revenue (SSM Health System)	5.000%	6/1/22	5,270	5,908
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.000%	11/15/20	3,975	4,550
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.250%	11/15/25	8,000	8,681
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(St. Luke’s Health System)	5.000%	11/15/30	5,000	5,174
Missouri Health & Educational Facilities Authority Revenue (Children’s Mercy Hospital)	5.250%	5/15/29	19,230	19,873
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.000%	11/15/30	15,000	16,620
1 Missouri Health & Educational Facilities Authority Revenue (Washington University) TOB VRDO	0.090%	11/1/13	8,910	8,910
Missouri Health & Educational Facilities Authority Revenue (Washington University) VRDO	0.070%	11/1/13	4,300	4,300
Missouri Highways & Transportation Commission Road Revenue	5.000%	5/1/19	1,825	2,166
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	1/1/24 (2)	12,225	13,511
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Prairie Project)	5.000%	1/1/26 (2)	15,730	17,138
St. Louis MO Airport Revenue (Lambert-St. Louis International Airport)	6.125%	7/1/24	6,000	7,050
				171,525
Montana (0.0%)
Forsyth MT Pollution Control Revenue (Puget Sound Energy Project)	3.900%	3/1/23	7,800	7,291

Nebraska (0.2%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 3)	5.000%	9/1/27	9,330	9,463
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/21	1,000	1,056
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	4.000%	11/1/22	860	894
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/24	1,320	1,418
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/25	1,000	1,062
Lincoln County NE Hospital Authority No. 1 Hospital Revenue
(Great Plains Regional Medical Center Project)	5.000%	11/1/32	5,000	5,036
Lincoln NE Electric System Revenue	5.000%	9/1/25	3,000	3,457
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/26	3,065	3,373
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/29	2,125	2,244
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/31	2,500	2,610
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/32	2,850	2,957

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Nebraska Public Power District Revenue	4.000%	1/1/15	1,000	1,044
Nebraska Public Power District Revenue	5.000%	1/1/16	1,000	1,098
Nebraska Public Power District Revenue	5.000%	1/1/24	8,000	8,985
3 Nebraska Public Power District Revenue	5.000%	1/1/33	5,000	5,228
University of Nebraska Student Fee Revenue	5.000%	7/1/22	4,000	4,789
University of Nebraska Student Fee Revenue	5.000%	7/1/24	1,645	1,918
				56,632
Nevada (0.8%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/21	2,330	2,565
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/27	3,500	3,559
Clark County NV Airport Improvement Revenue	5.000%	7/1/21	2,000	2,261
Clark County NV Airport Improvement Revenue	5.000%	7/1/30	15,000	15,587
Clark County NV GO	5.000%	7/1/33	7,915	8,337
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/15	6,525	7,000
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/16	5,575	6,179
Clark County NV Passenger Facility Charge Revenue (Las Vegas McCarran International Airport)	5.000%	7/1/30	15,000	15,587
Clark County NV School District GO	5.000%	6/15/14	6,320	6,509
Clark County NV School District GO	5.000%	6/15/20	14,335	16,023
Clark County NV School District GO	5.000%	6/15/21	8,980	10,005
Clark County NV School District GO	5.000%	6/15/22	14,655	16,198
Clark County NV School District GO	5.000%	6/15/23	16,360	18,080
Clark County NV School District GO	5.000%	6/15/24 (4)	5,000	5,643
Clark County NV School District GO	5.000%	6/15/25	12,445	13,613
Clark County NV School District GO	5.000%	6/15/26	29,900	32,625
Clark County NV Water Reclamation District GO	5.375%	7/1/27	2,985	3,358
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.625%	7/1/24	5,000	5,127
Las Vegas Valley Water District Nevada GO	5.000%	6/1/17	5,000	5,707
Las Vegas Valley Water District Nevada GO	5.000%	6/1/18	7,370	8,577
Las Vegas Valley Water District Nevada GO	5.000%	6/1/21 (3)	16,075	17,165
Las Vegas Valley Water District Nevada GO	5.000%	6/1/26 (14)	15,280	16,214
Las Vegas Valley Water District Nevada GO	5.250%	6/1/27	10,460	11,597
Las Vegas Valley Water District Nevada GO	5.000%	6/1/31	4,500	4,784
Las Vegas Valley Water District Nevada GO	5.000%	6/1/32	5,395	5,691
Las Vegas Valley Water District Nevada GO	5.000%	6/1/32	2,000	2,110
Nevada GO	5.000%	12/1/14 (4)	8,435	8,871
Reno NV Hospital Revenue (Washoe Medical Center Project)	5.500%	6/1/28 (2)	1,750	1,795
				270,767
New Hampshire (0.1%)
New Hampshire GO	5.000%	2/15/18	1,010	1,176
New Hampshire GO	5.000%	2/15/19	1,010	1,187
New Hampshire GO	5.000%	8/15/19	1,500	1,775
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/25	2,140	2,298
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/26	1,070	1,136
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/27	1,185	1,244
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) VRDO	0.070%	11/1/13	3,200	3,200
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/27	2,500	2,545
New Hampshire Health & Education Facilities Authority Revenue
(University System of New Hampshire)	5.500%	7/1/20	10,000	11,784
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	6.000%	1/1/31	10,000	10,583
				36,928
New Jersey (5.2%)
Essex County NJ Improvement Authority Revenue	5.500%	10/1/23 (14)	10,000	12,080
Essex County NJ Improvement Authority Revenue	5.250%	12/15/23 (2)	3,635	4,294
Essex County NJ Improvement Authority Revenue	5.250%	12/15/24 (2)	3,720	4,407
Jersey City NJ GO	5.000%	3/1/16	1,390	1,521
Jersey City NJ GO	5.000%	3/1/20	1,610	1,852
Jersey City NJ GO	5.000%	3/1/21	1,200	1,377
New Jersey Building Authority Revenue	5.000%	12/15/18	5,610	6,551
New Jersey Casino Reinvestment Development Authority Revenue (Hotel Room Fee)	5.250%	1/1/23 (2)	3,900	4,048
New Jersey Casino Reinvestment Development Authority Revenue (Hotel Room Fee)	5.250%	1/1/24 (2)	3,500	3,623
New Jersey COP	5.000%	6/15/17	4,840	5,497
New Jersey COP	5.000%	6/15/18	12,915	14,870
New Jersey COP	5.250%	6/15/28	4,675	4,981
New Jersey COP	5.250%	6/15/29	1,000	1,058
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.500%	6/15/14 (Prere.)	1,100	1,137
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.750%	6/15/14 (Prere.)	1,055	1,092
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/23	14,000	15,176
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.000%	6/15/24	7,500	7,984
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/14	10,400	10,816

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/14	4,000	4,214
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/15 (14)	4,100	4,513
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/16	38,385	43,395
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/17	20,000	23,109
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/18	32,500	38,073
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/19 (3)	4,285	5,108
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	12/15/19	38,410	44,852
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/21 (3)	7,975	9,429
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/21 (4)	5,000	5,923
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/23	8,690	9,785
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/23 (14)	51,630	61,851
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/24	1,000	1,132
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/24 (2)	15,000	17,929
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/25	2,985	3,345
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/25	17,000	19,041
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/25 (4)	18,130	21,469
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/27	4,205	4,589
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/27 (14)	8,000	9,355
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/28	5,515	5,964
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/29	10,500	11,346
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	12/15/29	5,000	5,453
New Jersey Economic Development Authority Revenue (School Facilities Construction) PUT	5.000%	9/1/14 (Prere.)	40,455	42,079
1 New Jersey Economic Development Authority Revenue
(School Facilities Construction) TOB VRDO	0.200%	11/7/13 (12)	3,065	3,065
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.000%	6/1/18	2,000	2,238
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.250%	6/1/19	2,000	2,272
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.250%	6/1/20	2,000	2,274
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.375%	6/1/25	5,000	5,418
New Jersey Educational Facilities Authority Revenue (Kean University)	5.250%	9/1/29	25,170	27,008
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/16	4,700	5,265
New Jersey Educational Facilities Authority Revenue (Princeton University)	5.000%	7/1/27	2,965	3,393
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.125%	6/1/19 (Prere.)	6,000	7,812
New Jersey Equipment Lease Purchase COP	5.250%	6/15/20	6,180	7,157
New Jersey Equipment Lease Purchase COP	5.250%	6/15/21	5,820	6,649
New Jersey Equipment Lease Purchase COP	5.375%	6/15/29	11,000	11,714
New Jersey GO	5.250%	7/1/14 (4)	25,000	25,854
New Jersey GO	5.250%	7/15/15 (2)	8,500	9,217
New Jersey GO	5.250%	7/1/16 (14)	1,500	1,690
New Jersey GO	5.000%	8/15/20	30,000	35,887
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/21	8,140	9,190
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/24	3,415	3,778
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/25	12,965	14,119
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/26	12,505	13,444
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/28	13,835	14,527
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Marlboro Psychiatric Hospital Project)	5.000%	9/15/29	2,735	2,852
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Marlboro Psychiatric Hospital Project)	5.000%	9/15/33	5,000	5,062
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/16	8,420	9,299
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/17	8,875	10,020
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/18	5,000	5,746
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/19	2,610	2,919
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/20	2,120	2,368
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack University Medical Center)	5.000%	1/1/22	1,500	1,617
New Jersey Health Care Facilities Financing Authority Revenue
(Hospital Asset Transformation Program)	5.500%	10/1/23	12,860	14,815
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/20	3,000	3,420

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/21	2,000	2,263
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/22	2,000	2,252
New Jersey Health Care Facilities Financing Authority Revenue
(Meridian Health System Obligated Group)	5.000%	7/1/26	1,000	1,072
New Jersey Health Care Facilities Financing Authority Revenue
(Palisades Medical Center Obligated Group)	5.000%	7/1/26	5,000	5,013
New Jersey Health Care Facilities Financing Authority Revenue (South Jersey Hospital)	5.000%	7/1/18	1,925	2,079
New Jersey Health Care Facilities Financing Authority Revenue (St. Barnabas Health Care System)	5.000%	7/1/29	3,375	3,398
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	20,000	20,972
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health) VRDO	0.070%	11/1/13 LOC	3,600	3,600
New Jersey Higher Education Assistance Authority Student Loan Revenue	4.500%	12/1/20	6,080	6,642
New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/17 (ETM)	100	116
New Jersey Sports & Exposition Authority Revenue	5.000%	9/1/17	9,900	11,284
New Jersey Sports & Exposition Authority Revenue	4.500%	9/1/18 (Prere.)	20	23
New Jersey Sports & Exposition Authority Revenue	4.500%	9/1/24	2,035	2,164
New Jersey Transportation Corp. COP	5.250%	9/15/15 (2)	10,000	10,808
New Jersey Transportation Corp. COP	5.250%	9/15/15 (4)	3,800	4,121
New Jersey Transportation Corp. COP	5.500%	9/15/15 (2)	5,335	5,791
New Jersey Transportation Corp. COP	5.500%	9/15/15 (4)	7,270	7,918
New Jersey Transportation Corp. COP	5.000%	9/15/19 (4)	6,500	7,012
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/14 (Prere.)	11,900	12,277
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/15 (Prere.)	17,680	19,100
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/15 (2)	1,750	1,936
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/17	1,250	1,459
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/17	15,000	17,325
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/18	15,000	17,556
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/19 (14)	25,000	29,582
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/19	1,040	1,231
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/19	5,000	5,916
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/20	7,000	8,470
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/20	27,915	32,932
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/20 (4)	9,000	10,669
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/20 (3)	30,000	35,878
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/21	11,000	12,935
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21 (12)	3,745	4,483
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21	9,620	11,486
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21 (14)	25,000	29,848
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/22	2,500	2,945
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/22 (2)	30,900	36,397
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/22	22,000	26,350
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/24 (14)	25,000	30,286
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	12/15/24	20,000	22,951
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/25	1,000	583
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/25	74,680	43,559
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/26	19,000	10,359
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/27	98,285	49,758
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/28	19,620	21,068
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.125%	6/15/28	3,500	3,761
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/28	10,000	4,739
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/29	12,500	13,263
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/29	15,325	6,772
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/30	14,800	6,064
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/31	6,000	6,520
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/32	5,000	1,782
1 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.090%	11/7/13 (4)	15,750	15,750
1 New Jersey Transportation Trust Fund Authority Transportation System Revenue TOB VRDO	0.300%	11/7/13 LOC	32,840	32,840
New Jersey Turnpike Authority Revenue	5.000%	1/1/20	14,440	16,640
New Jersey Turnpike Authority Revenue	5.000%	1/1/21	19,705	22,375
New Jersey Turnpike Authority Revenue	5.000%	1/1/22	4,500	5,044
New Jersey Turnpike Authority Revenue	5.500%	1/1/25 (2)	13,500	16,185
New Jersey Turnpike Authority Revenue	5.000%	1/1/28	25,000	27,161
New Jersey Turnpike Authority Revenue	5.000%	1/1/32	36,460	38,369
New Jersey Turnpike Authority Revenue	5.000%	1/1/33	23,540	24,686
Newark NJ GO	5.000%	10/1/19	3,505	4,040
Newark NJ GO	5.000%	10/1/20	2,455	2,832
South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/16	7,590	8,437
South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/23	2,430	2,769
South Jersey Transportation Authority New Jersey Transportation System Revenue	5.000%	11/1/24	2,800	3,129
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/15	11,425	11,960

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/16	14,585	15,639
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/17	15,925	17,395
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/18	16,975	18,457
Tobacco Settlement Financing Corp. New Jersey Revenue	5.000%	6/1/19	30,805	33,256
Tobacco Settlement Financing Corp. New Jersey Revenue	4.500%	6/1/23	35,522	32,859
Tobacco Settlement Financing Corp. New Jersey Revenue	4.625%	6/1/26	33,410	28,726
West Deptford Township NJ GO	5.000%	7/1/24 (4)	1,210	1,354
West Deptford Township NJ GO	5.000%	7/1/25 (4)	1,260	1,391
West Deptford Township NJ GO	5.000%	7/1/26 (4)	1,000	1,091
				1,783,560
New Mexico (0.3%)
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/18	16,440	18,510
New Mexico Educational Assistance Foundation Revenue	4.000%	9/1/19	5,990	6,753
New Mexico Educational Assistance Foundation Revenue	5.000%	12/1/19	1,500	1,779
New Mexico Educational Assistance Foundation Revenue	4.000%	12/1/20	1,500	1,683
New Mexico Finance Authority Transportation Revenue	5.250%	6/15/14 (Prere.)	30,525	31,491
New Mexico Finance Authority Transportation Revenue	5.250%	6/15/14 (Prere.)	18,000	18,570
New Mexico Finance Authority Transportation Revenue	5.000%	12/15/16	7,260	8,229
				87,015
New York (15.4%)
Amherst NY Development Corp. Student Housing Facility Revenue	3.500%	10/1/19	1,185	1,259
Amherst NY Development Corp. Student Housing Facility Revenue	4.000%	10/1/21	2,575	2,731
Amherst NY Development Corp. Student Housing Facility Revenue	4.000%	10/1/22	2,680	2,813
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.000%	7/15/30	6,735	7,097
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	7,000	7,196
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	3,750	3,855
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	3,000	3,084
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/15	1,000	1,069
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/15	1,500	1,603
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/26	6,775	7,559
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/27	8,560	9,418
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/29	6,315	6,826
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.250%	5/1/31	2,500	2,671
Freeport NY GO	5.000%	1/15/20	2,070	2,411
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/18 (14)	1,335	1,474
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/18 (14)	2,900	3,202
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/20 (14)	10,000	10,981
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/21 (14)	10,000	10,962
Long Island NY Power Authority Electric System Revenue	5.000%	12/1/21 (14)	33,615	36,848
Long Island NY Power Authority Electric System Revenue	5.000%	4/1/23	5,800	6,262
Long Island NY Power Authority Electric System Revenue	5.750%	4/1/25	20,000	22,397
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/27	10,000	10,590
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/29	10,000	10,353
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/16	4,630	5,120
Monroe County NY Industrial Development Agency School Facility Revenue
(Rochester Schools Modernization Project)	5.000%	5/1/20	3,500	4,096
Nassau County NY GO	4.000%	10/1/22	8,755	9,186
Nassau County NY GO	4.000%	10/1/23	5,245	5,447
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/21	2,605	2,848
New York City NY GO	5.000%	8/1/14	2,505	2,595
New York City NY GO	5.000%	8/1/14	2,500	2,590
New York City NY GO	5.250%	9/1/14 (ETM)	135	141
New York City NY GO	5.000%	11/1/14 (Prere.)	2,400	2,515
New York City NY GO	5.000%	4/1/15 (4)(ETM)	1,850	1,974
New York City NY GO	5.000%	4/1/15 (4)	2,910	3,103
New York City NY GO	5.000%	6/1/15 (Prere.)	3,960	4,255
New York City NY GO	5.750%	8/1/15 (2)	1,135	1,140
New York City NY GO	5.000%	8/1/16	5,000	5,614
New York City NY GO	5.000%	8/1/17	7,610	8,778
New York City NY GO	5.000%	3/1/18	1,990	2,315

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO	5.000%	6/1/19	8,675	10,183
New York City NY GO	5.000%	8/1/19	4,500	5,302
New York City NY GO	5.000%	8/1/19	5,000	5,891
New York City NY GO	5.000%	8/1/19	3,100	3,653
New York City NY GO	5.000%	8/1/19	12,130	13,785
New York City NY GO	5.000%	8/1/20	4,010	4,557
New York City NY GO	5.000%	8/1/20	32,355	37,618
New York City NY GO	5.000%	8/1/20	10,000	11,337
New York City NY GO	5.250%	9/1/20	4,565	5,285
New York City NY GO	5.000%	10/1/20	1,445	1,644
New York City NY GO	5.000%	2/1/21	12,300	13,760
New York City NY GO	5.250%	3/1/21	4,255	4,898
New York City NY GO	5.000%	8/1/21	9,600	10,868
New York City NY GO	5.000%	8/1/21	14,000	15,228
New York City NY GO	5.000%	8/1/21	23,065	25,478
New York City NY GO	5.000%	8/1/21	15,750	18,401
New York City NY GO	5.000%	8/1/21	59,135	67,681
New York City NY GO	5.250%	9/1/21	20,000	23,046
New York City NY GO	5.000%	10/1/21	7,545	8,874
New York City NY GO	5.000%	8/1/22	7,050	7,959
New York City NY GO	5.000%	8/1/22	18,475	21,349
New York City NY GO	5.000%	8/1/22	6,020	6,956
New York City NY GO	5.000%	8/1/22	32,000	36,792
New York City NY GO	5.000%	8/1/22	7,415	8,734
New York City NY GO	5.000%	8/1/22	13,490	15,890
New York City NY GO	5.000%	8/1/22	6,400	7,539
New York City NY GO	5.250%	8/15/22	25,250	28,985
New York City NY GO	5.000%	10/1/22	9,070	10,699
New York City NY GO	5.000%	8/1/23	2,000	2,289
New York City NY GO	5.000%	8/1/23	11,000	12,804
New York City NY GO	5.000%	8/1/23	3,905	4,609
New York City NY GO	5.000%	8/1/23	6,250	7,377
New York City NY GO	5.000%	8/1/23	3,690	4,325
New York City NY GO	5.000%	8/1/23	7,740	9,073
New York City NY GO	5.250%	8/15/23	21,820	24,930
New York City NY GO	5.000%	10/1/23	4,430	5,164
New York City NY GO	5.000%	11/1/23	5,600	5,805
New York City NY GO	5.000%	4/1/24	17,335	19,886
New York City NY GO	5.000%	8/1/24	8,085	9,159
New York City NY GO	5.000%	8/1/24	5,310	6,022
New York City NY GO	5.000%	8/1/24	4,000	4,597
New York City NY GO	5.250%	8/15/24	25,945	29,643
New York City NY GO	5.000%	10/1/24	4,500	5,176
New York City NY GO	5.000%	10/1/24	5,000	5,676
New York City NY GO	5.000%	6/1/25	1,185	1,263
New York City NY GO	5.000%	8/1/25	5,000	5,668
New York City NY GO	5.000%	8/1/25	3,300	3,719
New York City NY GO	5.000%	10/1/25	10,985	12,472
New York City NY GO	5.000%	4/1/26	3,590	4,004
New York City NY GO	5.000%	8/1/26	9,735	11,018
New York City NY GO	5.000%	8/1/26	1,455	1,633
New York City NY GO	5.000%	8/1/26	5,000	5,601
New York City NY GO	5.000%	10/1/26	23,890	26,808
New York City NY GO	5.000%	8/1/27	6,585	7,389
New York City NY GO	5.000%	10/1/27	15,000	16,698
New York City NY GO	5.000%	8/1/28	17,000	18,524
New York City NY GO	5.000%	5/15/29	7,900	8,759
New York City NY GO	5.000%	8/1/29	9,715	10,673
New York City NY GO	5.000%	8/1/29	17,500	19,020
New York City NY GO	5.000%	8/1/30	10,655	11,597
New York City NY GO	5.000%	8/1/30	23,000	24,804
New York City NY GO	5.000%	10/1/30	18,425	19,898
New York City NY GO	5.450%	4/1/31	6,560	7,257
New York City NY GO	5.000%	5/15/31	5,000	5,499
New York City NY GO	5.000%	10/1/31	34,050	36,579
New York City NY GO	5.000%	8/1/32	8,280	8,901
New York City NY GO	5.000%	8/1/32	1,475	1,574
New York City NY GO	5.000%	3/1/33	15,215	16,267
New York City NY GO VRDO	0.070%	11/1/13	16,000	16,000
New York City NY GO VRDO	0.070%	11/1/13 LOC	1,400	1,400
New York City NY GO VRDO	0.070%	11/1/13	19,600	19,600

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO VRDO	0.080%	11/1/13	2,700	2,700
New York City NY GO VRDO	0.080%	11/1/13	22,300	22,300
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	19,200	20,062
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.000%	7/1/26	12,940	14,252
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/28	17,300	18,997
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/29	22,000	23,983
New York City NY Housing Development Corp. Multi-Family Housing Revenue	5.250%	7/1/30	12,500	13,513
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/26	25,880	28,895
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/26	35,000	38,953
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	4,500	4,909
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	3,580	3,906
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/29	41,500	45,168
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/30	10,000	10,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	30,000	32,259
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	24,500	26,261
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	9,000	9,668
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	5,545	5,913
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	17,500	18,663
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	50,000	53,382
1 New York City NY Municipal Water Finance Authority Water & Sewer System Revenue
TOB VRDO	0.090%	11/1/13	2,015	2,015
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.050%	11/1/13	1,300	1,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	1,400	1,400
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	16,500	16,500
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	8,800	8,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	2,200	2,200
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	20,200	20,200
New York City NY Sales Tax Asset Receivable Corp. Revenue	5.000%	10/15/26 (14)	9,500	9,895
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/15	2,820	2,981
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/16	2,925	3,214
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/17	5,150	5,836
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/17	6,335	7,274
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/19	3,875	4,529
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/23	4,440	5,108
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/24	7,040	8,080
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/25 (14)	10,170	11,214
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/25	13,090	15,150
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/26 (14)	7,620	8,435
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/26	8,185	9,443
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/26	10,520	12,136
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	1/15/27	4,615	5,199
New York City NY Transitional Finance Authority Building Aid Revenue	5.125%	1/15/28	3,465	3,886
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/29	3,550	3,875
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/30	9,500	10,200
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	18,000	19,281
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/31	6,000	6,410
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	3,950	4,196
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/14	6,065	6,357
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/15	6,000	6,493
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,745
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15 (ETM)	80	87
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	920	1,006
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	3,245	3,638
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	51,030	57,216
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/16 (Prere.)	2,180	2,444
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	12,000	13,958
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	8,965	10,427
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/17	4,580	5,276
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/18	1,300	1,532
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	5,000	5,920
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	15,000	17,760
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	2,535	3,024
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/19	9,835	11,731
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/20	5	6
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/21	70	78
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/21	30,000	34,907
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/21	16,030	19,195
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/22	11,090	12,898
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/22	320	356
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/24	6,000	6,886
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	15,550	17,950

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	1,000	1,154
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/24	8,000	9,235
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/25	4,285	4,849
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,500	6,255
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,000	5,687
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/25	5,000	5,687
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/26	10,795	12,097
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/26	10,290	11,531
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/26	2,635	2,968
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/26	8,620	9,711
New York City NY Transitional Finance Authority Future Tax Revenue	5.250%	11/1/26	8,255	9,644
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/27	1,435	1,603
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/27	4,000	4,469
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/28	25,675	28,242
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/29	12,000	13,220
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/29	10,000	11,086
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/31	8,000	8,603
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/31	19,000	20,500
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/31	24,475	26,485
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/32	12,700	13,632
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/32	16,500	17,702
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/32	3,270	3,520
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/33	17,500	18,687
3 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/34	27,325	29,095
New York City NY Transitional Finance Authority Recovery Revenue VRDO	0.060%	11/1/13	3,260	3,260
New York City NY Transitional Finance Authority Revenue VRDO	0.070%	11/1/13	13,500	13,500
New York City NY Trust for Cultural Resources Revenue
(Lincoln Center for the Performing Arts Inc.)	5.250%	12/1/18	7,600	8,877
New York GO	5.000%	8/1/14 (ETM)	415	430
New York GO	5.000%	8/1/14	6,085	6,304
New York GO	4.500%	2/1/17	14,125	15,932
New York GO	4.500%	2/1/18	24,735	28,482
New York GO	4.500%	2/1/19	10,670	12,369
New York GO	5.000%	2/1/30	3,000	3,244
New York GO	5.000%	2/15/30	20,000	21,753
New York Liberty Development Corp. Revenue	5.000%	11/15/31	7,700	7,962
New York Liberty Development Corp. Revenue (7 World Trade Center Project)	5.000%	9/15/31	14,000	15,008
New York Metropolitan Transportation Authority Revenue	5.750%	7/1/18	1,975	2,367
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/18	3,425	4,002
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/21	2,685	3,020
New York Metropolitan Transportation Authority Revenue	5.500%	11/15/21 (4)	15,900	19,090
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23	6,550	7,422
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23	6,800	7,529
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23 (4)	10,000	11,188
New York Metropolitan Transportation Authority Revenue	4.750%	11/15/24 (14)	9,005	9,654
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	2,250	2,461
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	6,505	7,332
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	2,525	2,791
New York Metropolitan Transportation Authority Revenue	4.750%	11/15/25 (14)	9,435	10,090
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/25	10,000	11,045
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/25	31,000	34,583
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/25	1,330	1,476
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/25	1,500	1,657
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/26	15,000	16,381
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/26	3,000	3,278
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/26	5,355	5,900
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/26	2,300	2,523
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/27	3,850	4,157
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/27	3,885	4,140
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/27	1,500	1,618
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/27	1,695	1,838
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/27	22,625	24,580
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/28	15,000	16,152
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/28	9,000	9,741
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/29	13,635	14,533
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/29	20,730	22,253
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	10,260	10,840
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	12,735	13,455
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	12,125	12,747
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/30	24,500	26,115
New York Metropolitan Transportation Authority Revenue	4.750%	11/15/31	8,000	8,215

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/31	5,500	5,772
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/31	8,500	8,942
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/32	5,480	5,712
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/32	12,705	13,243
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/33	13,055	13,536
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/34	19,605	20,220
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	6.000%	4/1/20 (ETM)	20,300	24,762
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	0.830%	11/1/17	18,000	18,115
2 New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	1.030%	11/1/19	8,000	8,050
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/25	6,125	6,921
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/25	10,360	11,706
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/26	7,245	8,110
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/26	10,910	12,212
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/27	11,530	12,752
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/27	11,415	12,625
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,208
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	10,500	11,594
New York Metropolitan Transportation Authority Revenue (Service Contract)	5.500%	7/1/15	17,315	18,785
New York Metropolitan Transportation Authority Revenue (Service Contract)	5.750%	1/1/17 (14)	1,615	1,863
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.500%	11/15/14 (2)	6,910	7,288
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.500%	11/15/18	30,750	34,275
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/20	5,000	5,646
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/21	5,000	5,568
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/26	2,500	2,754
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/28	2,000	2,154
New York Metropolitan Transportation Authority Revenue (Transit Revenue) PUT	5.000%	11/15/13	31,500	31,556
2 New York Metropolitan Transportation Authority Revenue PUT	0.820%	11/1/16	12,500	12,490
2 New York Metropolitan Transportation Authority Revenue PUT	0.960%	11/1/17	8,885	8,866
New York State Dormitory Authority Lease Revenue (Mental Health Services Facilities)	5.000%	8/15/21	10,000	11,662
New York State Dormitory Authority Lease Revenue (Mental Health Services Facilities)	5.000%	8/15/22	2,000	2,305
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/24	2,000	2,266
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/28	3,925	4,226
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/29	2,125	2,271
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/29	2,320	2,500
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/30	4,330	4,589
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/19	3,000	3,447
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/21	5,000	5,825
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/22	5,340	6,146
New York State Dormitory Authority Revenue (City University System)	5.000%	7/1/25	6,100	6,805
New York State Dormitory Authority Revenue (Columbia University)	5.000%	10/1/21	19,375	23,532
New York State Dormitory Authority Revenue (Fordham University)	5.000%	7/1/28	1,070	1,161
New York State Dormitory Authority Revenue (Fordham University)	5.125%	7/1/29	1,625	1,762
New York State Dormitory Authority Revenue (Fordham University)	5.200%	7/1/30	1,200	1,299
New York State Dormitory Authority Revenue (Fordham University) PUT	5.000%	7/1/16	18,000	19,910
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/26	1,500	1,665
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/29	1,000	1,072
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.000%	7/1/30	1,000	1,062
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	3,200	3,552
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	3,000	3,483
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/19 (4)	5,030	5,840
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/20 (ETM)	10	12
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/20	13,280	15,673
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/23 (14)	6,415	6,745
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/24 (14)	6,740	7,080
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	2/15/25 (4)	2,735	3,056
New York State Dormitory Authority Revenue (Mount Sinai Hospital Obligated Group)	5.000%	7/1/26	3,500	3,758
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/21	1,500	1,710
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/23 (14)	4,000	4,377
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/24 (14)	3,300	3,587
New York State Dormitory Authority Revenue
(Mount Sinai School of Medicine of New York University)	5.000%	7/1/27 (14)	8,000	8,248
New York State Dormitory Authority Revenue (New York University)	5.750%	7/1/16 (14)	3,500	3,985
New York State Dormitory Authority Revenue (New York University)	6.000%	7/1/19 (14)	1,700	2,093
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/22	3,445	4,003
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/29	2,000	2,177
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/13	2,135	2,148
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/14	3,250	3,426
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15 (Prere.)	4,745	5,053

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/18	36,270	43,219
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/20 (Prere.)	20	24
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/20	33,000	37,678
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/21	12,060	14,160
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/21	34,650	39,437
New York State Dormitory Authority Revenue (Personal Income Tax)	5.500%	3/15/22 (2)	7,000	8,576
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/23	255	269
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/23	5,000	5,608
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/25	16,820	18,712
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/26	23,375	26,450
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/26	10,000	11,143
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/26	17,630	19,738
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/26	2,585	2,894
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/26	8,500	9,662
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/27	30,650	33,928
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	2,875	3,180
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	2,565	2,786
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	5,790	6,405
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	20,000	22,123
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	25,000	27,486
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/29	6,810	7,388
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/29	25,000	27,231
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/30	1,000	1,079
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/30	32,000	34,533
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/32	7,500	8,035
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/33	1,070	1,141
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/33	10,135	10,812
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	3,475	4,044
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19	10,000	11,637
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/19 (12)	2,500	2,909
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/20	10,000	11,634
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (4)	1,250	1,468
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21	750	869
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	7,000	7,910
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	16,355	18,555
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22	500	581
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23	19,435	21,846
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23 (4)	1,000	1,146
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/23	1,250	1,422
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24	6,290	7,102
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24 (4)	1,500	1,696
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/24	1,000	1,129
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25	7,595	8,470
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25 (4)	1,000	1,117
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/25	1,000	1,115
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/26	4,500	4,926
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/26	750	826
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/27 (4)	400	437
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/27	500	546
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/28 (4)	200	216
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/28	425	460
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/29	500	535
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/18	11,570	13,491
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/20	6,815	7,851
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/21	17,750	20,377
New York State Dormitory Authority Revenue (Service Contract)	5.000%	7/1/22	3,050	3,486
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.250%	5/15/15	1,905	1,983
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/22	9,200	10,819
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/28	4,000	4,359
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/29	3,000	3,240
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/30	1,000	1,069
New York State Energy Research & Development Authority Pollution Control Revenue
(New York State Electric & Gas Corp. Project)	2.250%	12/1/15	9,500	9,699
New York State Environmental Facilities Corp. Revenue (Personal Income Tax)	5.250%	12/15/24	7,240	8,376
New York State Environmental Facilities Corp. Revenue (Personal Income Tax)	5.250%	12/15/25	15,950	18,453
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	8/15/17	2,850	3,310
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/27	5,000	5,713
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/27	14,910	16,787

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/28	11,460	12,829
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/29	17,830	19,731
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/30	26,230	28,658
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/31	3,670	3,977
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	4.000%	5/15/14	1,415	1,444
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/16	3,825	4,270
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/23	3,790	4,453
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/24	3,475	4,034
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/25	6,035	6,907
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/27	3,350	3,768
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/28	6,160	6,889
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/29	5,320	5,882
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	11/15/30	1,840	2,009
New York State Housing Finance Agency Revenue (Service Contract) VRDO	0.140%	11/7/13 LOC	5,870	5,870
New York State Local Government Assistance Corp. Revenue	5.500%	4/1/17 (4)	5,000	5,575
New York State Local Government Assistance Corp. Revenue	5.500%	4/1/17	1,250	1,396
New York State Local Government Assistance Corp. Revenue	5.000%	4/1/19	6,640	7,893
New York State Mortgage Agency Revenue (NYHELP’s Education Loan)	5.000%	11/1/22	50	54
New York State Thruway Authority Revenue	5.000%	1/1/20 (14)	8,940	10,133
New York State Thruway Authority Revenue	5.000%	1/1/21 (14)	8,000	9,030
New York State Thruway Authority Revenue	5.000%	1/1/22 (14)	10,000	11,262
New York State Thruway Authority Revenue	5.000%	1/1/23 (2)	20,000	20,966
New York State Thruway Authority Revenue	5.000%	1/1/24 (2)	14,885	15,581
New York State Thruway Authority Revenue	5.000%	1/1/29	21,195	22,857
New York State Thruway Authority Revenue	5.000%	1/1/31	7,000	7,428
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/14	12,055	12,297
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.250%	4/1/14 (14)	3,515	3,589
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/16 (14)	8,185	8,905
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/17 (14)	5,000	5,428
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18 (2)	5,995	6,498
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18	13,260	15,518
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/19	6,650	7,531
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	5,650	6,394
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	10,400	12,125
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	9,890	11,616
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/20	11,395	13,020
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/23	8,515	9,578
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/25	4,500	4,962
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	21,600	23,818
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	7,000	7,596
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/28	13,505	14,790
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/30	27,175	29,247
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/21	24,890	28,688
New York State Thruway Authority Revenue (Personal Income Tax)	5.250%	3/15/27	7,115	7,859
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/29	7,000	7,713
New York State Thruway Authority Revenue (Second Generation Highway & Bridge Trust Fund)	5.000%	4/1/22	22,710	26,100
New York State Urban Development Corp. Revenue	5.000%	12/15/14	3,125	3,294
New York State Urban Development Corp. Revenue	5.000%	1/1/15	19,500	20,566
New York State Urban Development Corp. Revenue	5.000%	12/15/15	4,000	4,395
New York State Urban Development Corp. Revenue	5.000%	1/1/16	22,360	24,469
New York State Urban Development Corp. Revenue	5.250%	1/1/17	12,000	13,634
New York State Urban Development Corp. Revenue	5.250%	1/1/18	36,140	42,023
New York State Urban Development Corp. Revenue	5.250%	1/1/22	7,500	8,656
New York State Urban Development Corp. Revenue	4.375%	3/15/22	9,020	9,955
New York State Urban Development Corp. Revenue	5.000%	12/15/22	2,000	2,300
New York State Urban Development Corp. Revenue	5.000%	12/15/23	2,615	3,000
New York State Urban Development Corp. Revenue	5.000%	1/1/26	7,910	8,618
New York State Urban Development Corp. Revenue (Correctional Capital Facilities)	5.250%	1/1/14 (4)	2,725	2,748
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/18	20,000	23,832
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/19	30,760	36,854
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/20	36,240	43,046
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.500%	3/15/21 (14)	10,000	12,202
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/21	18,310	21,644
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.500%	3/15/22 (14)	21,000	25,728
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/23	7,180	8,172
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/26	18,425	20,628
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/28	6,950	7,688

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/30	14,910	16,090
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	28,030	30,338
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/31	10,000	10,732
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	28,000	29,966
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	30,890	33,059
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/15	50,000	52,734
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/18	8,000	9,221
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/18	24,275	27,981
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/19	3,625	4,226
New York State Urban Development Corp. Revenue (Service Contract)	5.250%	1/1/19 (4)	7,050	8,056
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/20	8,165	9,548
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/21	11,345	12,991
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/22	5,120	5,785
New York State Urban Development Corp. Revenue (Service Contract)	5.250%	1/1/25	15,000	17,102
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/17	250	276
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/18	280	313
Niagara NY Area Development Corp. Revenue (Niagara University Project)	5.000%	5/1/19	350	393
Port Authority of New York & New Jersey Revenue	5.250%	7/15/30	18,635	20,360
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.500%	12/1/28	25,000	26,210
Tobacco Settlement Financing Corp. New York Revenue	5.000%	6/1/15	15,000	16,095
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/14	3,130	3,293
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/15	3,000	3,297
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/16	3,000	3,297
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/16	2,000	2,267
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	5/15/18 (Prere.)	4,550	5,360
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/25	24,975	27,585
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/26	15,000	16,926
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/28	15,000	16,552
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/30	7,415	8,009
Triborough Bridge & Tunnel Authority New York Revenue PUT	5.000%	11/15/14	20,000	20,955
Triborough Bridge & Tunnel Authority New York Revenue PUT	5.000%	11/15/15	20,000	21,793
United Nations Development Corp. New York Revenue	5.000%	7/1/21	7,200	8,053
Westchester County NY GO	5.000%	7/1/21	12,315	14,929
Westchester County NY Health Care Corp. Revenue	5.000%	11/1/30	1,935	1,981
Westchester County NY Health Care Corp. Revenue	6.000%	11/1/30	1,000	1,096
				5,247,148
North Carolina (1.4%)
Charlotte NC COP	5.000%	6/1/16	2,000	2,226
Charlotte NC GO	5.000%	7/1/16	5,000	5,602
Charlotte NC GO	5.000%	7/1/22	3,280	3,997
Charlotte NC GO	5.000%	7/1/23	3,355	4,018
Durham Capital Financing Corp. North Carolina Limited Obligation Revenue	5.000%	6/1/33	3,210	3,463
Forsyth County NC GO VRDO	0.080%	11/7/13	2,220	2,220
Guilford County NC GO	5.000%	3/1/22	3,220	3,913
Mecklenburg County NC COP	5.000%	2/1/22	3,390	3,791
Mecklenburg County NC COP	5.000%	2/1/23	1,200	1,329
Mecklenburg County NC COP	5.000%	2/1/25	1,000	1,089
Mecklenburg County NC COP	4.750%	2/1/26	2,500	2,659
Mecklenburg County NC GO	5.000%	2/1/17	3,635	4,151
Mecklenburg County NC GO	5.000%	3/1/17	1,000	1,145
Mecklenburg County NC GO	5.000%	3/1/20	3,715	4,320
Mecklenburg County NC GO	5.000%	2/1/21	1,120	1,353
Mecklenburg County NC Public Facilities Corp. Revenue (Annual Appropriation)	5.000%	3/1/19	3,000	3,541
New Hanover County NC Hospital Revenue (New Hanover Regional Medical Center Project)	5.000%	10/1/27 (4)	9,900	10,415
1 North Carolina Capital Facilities Finance Agency Revenue (Duke University Project) TOB VRDO	0.090%	11/1/13	9,200	9,200
North Carolina Capital Facilities Financial Solid Waste Disposal Revenue (Duke Energy)	4.375%	10/1/31	4,250	4,308
North Carolina Capital Improvement Revenue	5.000%	5/1/17	11,115	12,750
North Carolina Capital Improvement Revenue	5.000%	5/1/19	15,500	18,354
North Carolina Capital Improvement Revenue	5.000%	5/1/20	15,385	18,310
North Carolina Capital Improvement Revenue	5.000%	5/1/21	13,495	16,068
North Carolina Capital Improvement Revenue	5.000%	5/1/27	30,510	33,602
North Carolina Capital Improvement Revenue	5.000%	5/1/29	28,585	31,308
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/14	15,000	15,133
North Carolina Eastern Municipal Power Agency Power Systems Revenue	3.000%	1/1/16	1,815	1,907
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	1,500	1,640
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	5,000	5,468
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/16	4,000	4,375
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/26	22,510	24,280
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/26	3,000	3,304
North Carolina GAN PUT	4.000%	3/1/18	11,000	12,007

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Carolina GO	5.000%	6/1/16	15,050	16,813
North Carolina GO	5.000%	9/1/16	1,165	1,313
North Carolina GO	5.000%	3/1/17	1,925	2,204
North Carolina GO	5.000%	3/1/17 (Prere.)	700	801
North Carolina GO	5.000%	3/1/18	9,300	10,537
North Carolina GO	5.000%	6/1/18	22,730	26,840
North Carolina GO	4.000%	5/1/23	39,470	44,462
North Carolina Infrastructure Financial Corp. Capital Improvements COP	5.000%	2/1/18 (4)	9,675	10,900
North Carolina Infrastructure Financial Corp. Capital Improvements COP	5.000%	2/1/19 (4)	10,000	11,248
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/21	8,610	9,691
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/22	9,155	10,167
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group)	5.000%	11/1/18	2,110	2,110
North Carolina Medical Care Commission Health Care Facilities Revenue
(Novant Health Obligated Group)	5.000%	11/1/30	2,435	2,497
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/31	12,500	12,816
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/19	3,910	4,517
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/20	1,375	1,586
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/21	5,000	5,623
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.000%	6/1/22	5,000	5,551
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	5.000%	6/1/23	1,825	2,009
North Carolina Medical Care Commission Hospital Revenue
(Southeastern Regional Medical Center)	5.000%	6/1/25	1,035	1,110
North Carolina Municipal Power Agency Revenue	5.250%	1/1/18	5,000	5,809
North Carolina Municipal Power Agency Revenue	5.250%	1/1/19	3,085	3,521
North Carolina Municipal Power Agency Revenue	5.250%	1/1/20	2,000	2,245
North Carolina Municipal Power Agency Revenue	5.000%	1/1/30	4,500	4,740
North Carolina State University at Raleigh General Revenue	5.000%	10/1/25	2,655	3,138
University of North Carolina University System Revenue	5.250%	10/1/27	1,720	1,923
University of North Carolina University System Revenue	5.250%	10/1/28	1,590	1,768
Wake County NC GO	5.000%	3/1/21	3,125	3,777
Wake County NC GO	5.000%	6/1/28	3,000	3,371
Winston-Salem NC Revenue	4.000%	3/1/15	2,400	2,518
				486,851
Ohio (3.2%)
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Akron General Health System) VRDO	0.100%	11/7/13 LOC	12,600	12,600
Akron OH Bath & Copley Joint Township Hospital District Revenue
(Children’s Hospital Medical Center of Akron)	5.000%	11/15/32	7,500	7,609
Akron OH GO	5.000%	12/1/18 (2)	5,300	5,769
Akron OH Income Tax Revenue (Community Learning Centers)	5.000%	12/1/27	5,830	6,366
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	9/1/17	14,645	16,655
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	30,000	32,184
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/23	2,375	2,694
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.250%	2/15/29	6,120	6,561
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/31	9,145	9,464
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/32	13,480	13,866
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.250%	2/15/18	16,000	18,429
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.250%	2/15/19	13,050	15,049
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.000%	2/15/20	10,310	11,741
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/16	4,000	4,377
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/17	6,770	7,625
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/24 (12)	5,000	5,431
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.250%	2/15/28	17,555	18,645
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.125%	6/1/24	32,345	27,538
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/30	27,390	22,201
Cincinnati OH City School District GO	5.250%	12/1/20 (14)	7,000	8,408
Cincinnati OH City School District GO	5.250%	6/1/21	3,810	4,447
Cincinnati OH City School District GO	5.250%	12/1/21 (14)	5,710	6,837
Cincinnati OH City School District GO	5.250%	6/1/22	3,180	3,701
Cincinnati OH City School District GO	5.250%	12/1/22 (14)	10,000	11,991
Cincinnati OH GO	5.250%	12/1/13 (Prere.)	14,710	14,773
Cincinnati OH GO	5.250%	12/1/13 (Prere.)	9,185	9,224
Cincinnati OH GO	5.250%	12/1/13 (Prere.)	5,000	5,021
Cincinnati OH GO	5.250%	12/1/13 (Prere.)	8,150	8,185
Cleveland OH Municipal School District GO	5.000%	12/1/26	1,660	1,844
Cleveland OH Municipal School District GO	5.000%	12/1/27	1,000	1,096
Cleveland OH Public Power System Revenue	5.000%	11/15/20 (3)	4,500	4,953

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland OH Public Power System Revenue	5.000%	11/15/21 (14)	7,455	8,173
Cleveland OH Public Power System Revenue	5.000%	11/15/22 (14)	14,065	15,393
Cleveland OH Public Power System Revenue	5.000%	11/15/23 (14)	7,505	8,188
Cleveland OH Public Power System Revenue	5.000%	11/15/24 (14)	7,350	7,992
Cleveland OH Water Revenue	5.000%	1/1/23	2,400	2,802
Cleveland OH Water Revenue	5.000%	1/1/25	2,500	2,852
Cleveland OH Water Revenue	5.000%	1/1/26	2,250	2,537
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/28	5,395	5,784
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/29	7,775	8,258
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/30	5,225	5,505
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/31	8,640	9,067
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/32	9,060	9,395
Columbus OH City School District GO	4.000%	12/1/17	1,000	1,115
Columbus OH City School District GO	5.000%	12/1/18	1,205	1,411
Columbus OH City School District School Facilities Construction & Improvement GO	5.000%	12/1/16 (4)	6,000	6,759
Columbus OH City School District School Facilities Construction & Improvement GO	4.000%	12/1/19	2,000	2,255
Columbus OH GO	5.000%	7/1/16	2,500	2,799
Columbus OH GO	5.000%	2/15/22	3,000	3,616
Columbus OH GO	5.000%	7/1/23	6,400	7,733
Columbus OH Metropolitan Library Special Obligation Revenue	5.000%	12/1/24	1,325	1,501
Columbus OH Regional Airport Authority Airport Revenue
(Oasbo Expanded Asset Program) VRDO	0.090%	11/7/13 LOC	2,330	2,330
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/20	7,000	8,167
Cuyahoga County OH Economic Development Revenue (Med Mart/Convention Center Project)	5.000%	12/1/21	7,300	8,353
Cuyahoga County OH GO	5.000%	12/1/19	2,120	2,532
Cuyahoga OH Community College District Revenue	5.000%	8/1/22	6,610	7,555
Cuyahoga OH Community College District Revenue	5.000%	8/1/23	3,470	3,923
Cuyahoga OH Community College District Revenue	5.000%	8/1/24	2,500	2,801
Dayton OH City School District GO	5.000%	11/1/21	9,210	10,858
Dayton OH City School District GO	5.000%	11/1/22	5,500	6,484
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.125%	6/15/33	11,000	10,979
1 Franklin County OH Hospital Improvement Revenue
(Nationwide Children’s Hospital Project) TOB VRDO	0.090%	11/7/13	2,445	2,445
Hamilton County OH Sales Tax Revenue	5.000%	12/1/18 (2)	7,950	8,911
Hamilton County OH Sales Tax Revenue	5.000%	12/1/19 (2)	22,380	25,041
Hamilton County OH Sales Tax Revenue	5.000%	12/1/23 (2)	18,515	20,319
Huber Heights OH City School District GO	4.750%	12/1/24	890	980
Huber Heights OH City School District GO	4.875%	12/1/27	150	162
Huber Heights OH City School District GO	5.000%	12/1/28	1,000	1,082
Huber Heights OH City School District GO	5.000%	12/1/30	1,000	1,068
Kent State University OH Revenue	5.000%	5/1/29	1,000	1,067
Kent State University OH Revenue	5.000%	5/1/30	1,750	1,852
Kent State University OH Revenue	5.000%	5/1/31	4,000	4,212
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/16 (4)	6,200	6,824
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/16 (4)	6,200	6,824
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/17 (4)	6,600	7,457
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/17 (4)	6,600	7,457
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/18 (4)	7,300	8,380
Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	4/1/18 (4)	7,300	8,380
1 Lorain County OH Hospital Facilities Revenue (Catholic Healthcare Partners) TOB VRDO	0.260%	11/7/13	1,900	1,900
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.000%	11/15/26	11,920	12,760
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.750%	11/15/31	6,000	6,603
Miami University of Ohio General Receipts Revenue	5.000%	9/1/31	2,000	2,126
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.060%	11/1/13	4,850	4,850
Ohio (Mental Health Facilities Improvement Fund Projects) Revenue	5.000%	2/1/22	400	467
Ohio (Mental Health Facilities Improvement Fund Projects) Revenue	5.000%	2/1/23	2,075	2,421
Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	5.700%	2/1/14	5,500	5,551
Ohio Air Quality Development Authority Revenue (Ohio Power Co. Project) PUT	3.250%	6/2/14	3,000	3,035
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/19	5,000	5,910
Ohio Building Authority Revenue (Administration Building Fund)	5.000%	10/1/26	1,975	2,135
Ohio Building Authority Revenue (Adult Correctional Building)	5.250%	4/1/17	5,565	6,387
Ohio Building Authority Revenue (Adult Correctional Building)	5.000%	10/1/17	2,295	2,648
Ohio Building Authority Revenue (Adult Correctional Building)	5.125%	4/1/30	1,475	1,584
Ohio Common Schools GO	5.000%	9/15/19	9,655	11,506
Ohio Conservation Projects GO	5.000%	3/1/14 (Prere.)	2,000	2,032
Ohio GO	5.000%	8/1/14	6,500	6,735
Ohio GO	5.000%	8/1/14	8,265	8,564
Ohio GO	5.000%	8/1/14	6,670	6,911
Ohio GO	5.000%	9/15/14	2,155	2,245
Ohio GO	5.500%	11/1/14	7,000	7,373

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio GO	5.000%	8/1/16	3,000	3,366
Ohio GO	5.000%	9/1/16	2,870	3,229
Ohio GO	5.000%	9/15/16	5,415	6,097
Ohio GO	5.000%	9/15/16	5,130	5,779
Ohio GO	5.000%	9/15/18	12,755	14,007
Ohio GO	5.000%	11/1/18	7,710	8,503
Ohio GO	5.000%	9/15/19	9,025	10,766
Ohio GO	5.000%	9/15/19	13,000	14,263
Ohio GO	5.000%	4/1/21	4,440	5,175
Ohio Higher Education GO	5.000%	11/1/23	7,405	8,113
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group)	5.000%	1/1/29	4,500	4,850
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/26	4,000	4,370
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/32	1,880	2,004
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	5.000%	10/1/19	24,015	28,506
Ohio Highway Capital Improvements GO	5.000%	5/1/16	11,010	12,240
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.000%	1/1/27	9,330	10,059
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.125%	1/1/28	11,670	12,593
1 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/1/13	3,000	3,000
Ohio Housing Finance Agency Residential Mortgage Revenue	6.125%	9/1/28	2,365	2,489
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/13 (14)	10,135	10,195
Ohio Major New State Infrastructure Project Revenue	5.000%	6/15/16	5,000	5,571
Ohio Major New State Infrastructure Project Revenue	5.000%	6/15/16 (4)	5,000	5,571
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/17	8,635	10,004
Ohio Major New State Infrastructure Project Revenue	5.500%	6/15/20	4,000	4,637
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/23	3,250	3,758
Ohio State University General Receipts Revenue	5.000%	12/1/13 (ETM)	315	316
Ohio State University General Receipts Revenue	5.000%	12/1/13	2,820	2,831
Ohio State University General Receipts Revenue	5.250%	6/1/14 (ETM)	255	263
Ohio State University General Receipts Revenue	5.250%	6/1/14	2,610	2,687
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	250	298
Ohio State University General Receipts Revenue	5.000%	12/1/19 (Prere.)	215	259
Ohio State University General Receipts Revenue	5.000%	12/1/20	3,535	4,128
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,250	2,529
Ohio State University General Receipts Revenue	5.000%	6/1/28	2,000	2,234
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/22	1,750	1,989
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/27	2,000	2,181
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/28	2,000	2,147
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/29	3,000	3,267
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/31	7,195	7,571
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.250%	12/1/19	5,775	7,007
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	12/1/20	3,585	4,117
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.250%	12/1/20	5,570	6,779
1 Ohio Water Development Authority Fresh Water Revenue TOB VRDO	0.300%	11/7/13	5,930	5,930
Ohio Water Development Authority Pollution Control Revenue
(FirstEnergy Nuclear Generation Corp. Project) PUT	2.200%	6/1/16	10,000	9,922
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	1,575	1,619
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	425	437
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.250%	6/1/18	5,635	6,700
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/19	5,000	5,994
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/21	9,160	10,961
Penta Career Center Ohio COP	5.250%	4/1/23	2,480	2,889
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/15	3,040	3,173
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/16	3,190	3,423
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/17	3,350	3,657
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/18	3,520	3,904
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/19	3,195	3,471
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/20	3,680	3,946
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.500%	2/15/28	17,000	17,415
University of Akron Ohio General Receipts Revenue	5.000%	1/1/19 (4)	1,000	1,165
University of Akron Ohio General Receipts Revenue	5.000%	1/1/23 (4)	8,010	8,929
University of Akron Ohio General Receipts Revenue	5.000%	1/1/24 (4)	3,335	3,686
University of Akron Ohio General Receipts Revenue	5.000%	1/1/25 (4)	2,500	2,741
University of Akron Ohio General Receipts Revenue	5.000%	1/1/26 (4)	2,000	2,166
University of Akron Ohio General Receipts Revenue	5.000%	1/1/27 (4)	2,000	2,140
University of Akron Ohio General Receipts Revenue	5.000%	1/1/28 (4)	2,500	2,645
University of Cincinnati Ohio COP	5.000%	6/1/17 (14)	3,180	3,380
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/22	2,455	2,892
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/29	6,385	6,854
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/30	1,000	1,065
				1,089,457

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oklahoma (0.3%)
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/25 (2)	18,070	19,251
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/26 (2)	12,000	12,770
Oklahoma City OK GO	5.000%	3/1/17	7,335	8,393
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/23	1,500	1,811
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/31	4,255	4,719
Oklahoma City OK Water Utilities Trust Water & Sewer Revenue	5.000%	7/1/32	5,000	5,511
Oklahoma Development Finance Authority Health System Revenue (Integris Baptist)	5.000%	8/15/24	12,100	13,066
Oklahoma Development Finance Authority Pollution Control Revenue (Public Service Co. Project)	5.250%	6/1/14	3,400	3,480
Oklahoma Development Finance Authority Revenue (Waste Management Inc. Project) PUT	2.250%	6/2/14	4,000	4,012
Oklahoma Municipal Power Authority Power Supply System Revenue	5.875%	1/1/28	1,045	1,166
Oklahoma Turnpike Authority Revenue	5.000%	1/1/17	7,000	7,946
Oklahoma Turnpike Authority Revenue	5.000%	1/1/27	1,160	1,288
University of Oklahoma Revenue	5.000%	7/1/29	1,895	2,099
University of Oklahoma Revenue	5.000%	7/1/30	2,230	2,445
University of Oklahoma Revenue	5.000%	7/1/31	2,000	2,182
University of Oklahoma Revenue	5.000%	7/1/32	670	729
				90,868
Oregon (0.6%)
Oregon Department of Administrative Services COP	5.000%	11/1/19	2,000	2,375
Oregon Department of Administrative Services COP	5.000%	11/1/20	9,660	11,260
Oregon Department of Administrative Services COP	5.000%	5/1/23	3,130	3,486
Oregon Department of Administrative Services COP	5.000%	5/1/24	1,750	1,932
Oregon Department of Administrative Services COP	5.000%	5/1/25	2,220	2,428
Oregon Department of Administrative Services COP	5.000%	5/1/26	3,520	3,931
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/16	1,750	1,942
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/25 (4)	5,675	6,347
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/28	3,000	3,384
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/28	5,120	5,822
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/30	4,000	4,473
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/31	11,010	12,084
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/31	6,200	6,895
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/32	5,560	6,056
Oregon Department of Administrative Services Lottery Revenue	5.000%	4/1/33	5,545	6,013
Oregon Facilities Authority Revenue (Legacy Health Project)	5.250%	5/1/20	6,085	7,035
Oregon Facilities Authority Revenue (Legacy Health Project)	5.250%	5/1/21	7,500	8,601
Oregon GO	5.000%	5/1/15	1,500	1,606
Oregon GO	5.000%	5/1/15	2,475	2,651
Oregon GO	5.000%	5/1/15	4,000	4,285
Oregon GO	5.000%	11/1/15	5,860	6,407
Oregon GO	5.000%	5/1/16	1,750	1,949
Oregon GO	5.000%	5/1/18	1,125	1,324
Oregon GO	5.000%	5/1/18	1,500	1,765
Oregon GO	5.000%	11/1/18	3,750	4,458
Oregon GO	5.000%	5/1/19	2,770	3,296
Oregon GO	5.000%	11/1/19	7,005	8,398
Oregon GO	5.000%	5/1/26	1,570	1,775
Oregon GO	5.000%	5/1/26	1,490	1,685
Oregon GO	5.000%	5/1/27	2,415	2,701
Oregon GO	5.000%	5/1/27	2,460	2,751
Oregon GO	5.000%	5/1/28	5,165	5,744
Oregon GO	5.000%	5/1/28	2,755	3,064
Oregon GO	5.000%	5/1/29	2,890	3,190
Oregon GO	5.000%	5/1/30	5,685	6,227
Oregon GO	5.000%	5/1/31	3,370	3,673
Oregon GO	5.000%	5/1/31	1,760	1,918
Oregon GO	5.000%	5/1/31	2,915	3,201
Oregon GO	5.000%	11/1/31	1,795	1,979
Oregon GO	5.000%	5/1/32	2,060	2,257
Oregon GO	5.000%	11/1/32	1,440	1,578
Oregon GO (Oregon University System Projects)	5.250%	8/1/28	1,650	1,880
Oregon GO (Oregon University System Projects)	5.250%	8/1/28	2,585	2,946
Oregon GO (Oregon University System Projects)	5.250%	8/1/29	2,725	3,086
Oregon GO (Oregon University System Projects)	5.250%	8/1/30	2,050	2,305
Oregon GO (Oregon University System Projects)	5.250%	8/1/30	2,865	3,221
Oregon GO (Oregon University System Projects)	5.250%	8/1/31	3,015	3,366
Oregon Health & Science University Revenue	5.000%	7/1/23	1,000	1,149
Portland OR Sewer System Revenue	5.000%	8/1/18 (4)	11,470	12,598
Tri-County Metropolitan Transportation District of Oregon Capital Grant Receipt Revenue	5.000%	10/1/27	3,000	3,271
				205,768

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania (3.8%)
Allegheny County PA GO	5.000%	11/1/29	15,000	15,590
Allegheny County PA Higher Education Building Authority University Revenue
(Duquesne University)	5.500%	3/1/29	1,290	1,402
Allegheny County PA Higher Education Building Authority University Revenue
(Duquesne University)	5.500%	3/1/31	2,720	2,941
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	0.897%	2/1/21	11,610	11,488
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	17,000	18,839
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/24	2,795	2,863
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/28	2,310	2,261
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/29	3,740	3,613
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/31	3,000	2,855
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/32	3,685	3,481
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.200%	7/1/16	4,500	4,461
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.500%	6/1/17	4,500	4,375
Beaver County PA Industrial Development Authority Pollution Control Revenue
(FirstEnergy Generation Project) PUT	2.700%	4/2/18	16,100	15,651
Blair County PA Hospital Authority Revenue (Altoona Regional Health System)	4.500%	11/15/14 (Prere.)	1,410	1,473
Blair County PA Hospital Authority Revenue (Altoona Regional Health System)	4.750%	11/15/14 (Prere.)	1,010	1,058
Blair County PA Hospital Authority Revenue (Altoona Regional Health System)	5.000%	11/15/14 (Prere.)	1,100	1,155
Cambria County PA Industrial Development Authority Revenue
(American National Red Cross) VRDO	0.090%	11/7/13 LOC	6,315	6,315
Central Bradford PA Progress Authority Revenue (Guthrie Healthcare System)	5.500%	12/1/31	12,500	13,269
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/21 (4)	3,940	4,550
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/24 (14)	14,050	14,859
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/25 (14)	9,500	10,047
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/25	875	978
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/26	1,250	1,377
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/32	7,715	7,943
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.250%	1/1/17	2,375	2,615
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.500%	1/1/18	2,735	3,084
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	5.750%	1/1/20	3,415	3,856
Cumberland County PA Municipal Authority Revenue (Diakon Lutheran Social Ministries Project)	6.000%	1/1/21	4,190	4,696
Dauphin County PA General Authority Health System Revenue (Pinnacle Health System Project)	6.000%	6/1/29	14,800	16,121
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/17	3,790	4,011
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/18	3,985	4,177
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/19	4,175	4,326
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/26	13,070	12,535
Lancaster PA Higher Education Authority College Revenue (Franklin & Marshall College)	5.000%	4/15/22	3,500	3,784
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/29	6,995	7,287
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/24	2,000	2,192
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/25	7,000	7,558
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/25	5,765	6,081
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/27	6,000	6,335
Montgomery County PA Higher Education & Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/31	8,500	8,738
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.000%	8/15/20	1,000	1,088
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.125%	8/15/21	1,000	1,083
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.250%	8/15/22	1,000	1,080
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.250%	8/15/23	1,500	1,606
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.250%	8/15/24	3,000	3,184
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	1,315	1,466
Pennsylvania Economic Development Financing Authority Pollution Control Revenue
(PPL Electric Utilities Corp. Project)	4.000%	10/1/23	17,500	18,074
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	7/1/33	10,000	10,293
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/20	20,000	23,474
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	1/1/21	7,000	8,112
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue	5.000%	7/1/22	15,000	16,507
Pennsylvania GO	5.000%	7/1/14 (14)	5,010	5,030

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania GO	5.000%	5/1/15	16,000	17,132
Pennsylvania GO	5.000%	8/1/15	5,120	5,539
Pennsylvania GO	5.000%	7/1/18	4,250	5,015
Pennsylvania GO	5.000%	11/15/18	14,705	17,479
Pennsylvania GO	5.000%	5/1/19	15,000	17,832
Pennsylvania GO	5.000%	7/1/19	24,925	29,707
Pennsylvania GO	5.000%	6/1/21	20,000	23,933
Pennsylvania GO	5.000%	7/1/21	42,365	50,725
Pennsylvania GO	5.375%	7/1/21	4,950	6,057
Pennsylvania GO	5.000%	6/1/22	19,450	23,324
Pennsylvania GO	5.000%	11/15/23	4,705	5,498
Pennsylvania GO	5.000%	4/1/25	7,500	8,775
Pennsylvania GO	5.000%	11/15/26	8,000	9,080
3 Pennsylvania GO	5.000%	10/15/31	10,000	10,978
3 Pennsylvania GO	5.000%	10/15/32	24,045	26,189
Pennsylvania Higher Education Assistance Agency Revenue	5.000%	12/15/20	2,560	3,000
Pennsylvania Higher Education Assistance Agency Revenue	5.000%	12/15/21	1,830	2,105
Pennsylvania Higher Educational Facilities Authority Revenue
(Foundation for Indiana University of Pennsylvania Student Housing)	5.000%	7/1/27	1,745	1,821
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/15	4,200	4,513
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	5,715	6,225
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	1,300	1,408
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/24	1,435	1,555
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/25	1,670	1,780
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/26	1,690	1,781
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/29	2,000	2,033
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/25	2,065	2,314
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/26	1,140	1,262
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/27	1,120	1,221
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/28	3,085	3,329
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/30	2,985	3,164
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/31	3,500	3,692
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.250%	9/1/19 (2)	2,935	3,417
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/27	700	756
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/28	1,650	1,763
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/30	500	524
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University)	5.000%	3/1/32	1,000	1,040
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/28	2,405	2,648
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pittsburgh Medical Center)	5.000%	5/15/31	500	510
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	4.000%	10/1/18	2,000	2,199
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	5.000%	10/1/19	2,000	2,219
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue	5.000%	10/1/20	1,500	1,717
Pennsylvania Industrial Development Authority Economic Development Revenue	5.500%	7/1/20	12,180	13,941
Pennsylvania Industrial Development Authority Economic Development Revenue	5.500%	7/1/23	17,530	19,623
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/23 (4)	6,080	6,570
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/23 (4)	10,600	11,455
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/24 (4)	6,620	7,095
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/24 (4)	11,130	11,928
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/25 (4)	11,585	12,145
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/26 (4)	10,070	10,463
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/23	1,770	2,024
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/24	1,825	2,062
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/25	2,190	2,443
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/26	2,165	2,384
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue	5.000%	12/1/17 (2)	5,155	5,748
1 Pennsylvania Turnpike Commission Oil Franchise Tax Revenue TOB VRDO	0.100%	11/7/13	2,000	2,000
2 Pennsylvania Turnpike Commission Revenue	1.350%	12/1/20	22,500	22,682
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/21 (12)	4,520	5,044
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/21	16,660	18,822
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/21	14,210	15,851
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/23 (12)	8,585	9,389
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/24 (12)	3,535	3,821
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/25 (12)	2,500	2,747
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/26	1,710	1,893
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/27	12,345	13,265
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/28	3,500	2,866
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/28	4,015	4,348
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	50,000	51,844
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/31	6,185	6,681

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission Revenue	5.625%	12/1/31	10,000	10,719
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/33	4,500	3,475
1 Pennsylvania Turnpike Commission Revenue TOB VRDO	0.200%	11/7/13 (12)	3,245	3,245
Philadelphia PA Airport Parking Authority Revenue	5.000%	9/1/16	3,000	3,311
Philadelphia PA Gas Works Revenue	5.000%	8/1/14	3,000	3,092
Philadelphia PA Gas Works Revenue	5.000%	8/1/15	3,000	3,194
Philadelphia PA GO	5.000%	8/1/15 (4)	23,000	24,733
Philadelphia PA GO	5.250%	8/1/16 (4)	13,110	14,640
Philadelphia PA Hospitals & Higher Education Facilities Authority Health System Revenue
(Jefferson Health System)	5.250%	5/15/30	24,000	25,189
Philadelphia PA Industrial Development Authority Lease Revenue	5.000%	10/1/14 (14)	6,390	6,596
Philadelphia PA Municipal Authority Revenue	5.250%	11/15/14 (4)	5,965	5,976
Philadelphia PA Municipal Authority Revenue	6.375%	4/1/29	3,500	3,863
Philadelphia PA School District GO	5.000%	8/1/19 (2)	7,500	8,003
Philadelphia PA School District GO	5.000%	8/1/20 (2)	18,745	20,002
Philadelphia PA School District GO	5.000%	8/1/21 (2)	9,900	10,564
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/22 (4)	3,000	3,398
Pittsburgh & Allegheny County PA Sports & Exhibition Authority Lease Revenue VRDO	0.330%	11/7/13 (4)	68,830	68,830
Plum Boro PA School District GO	5.000%	9/15/23 (15)	1,000	1,151
South Fork PA Hospital Authority Hospital Revenue
(Conemaugh Valley Memorial Hospital Project) VRDO	0.090%	11/7/13 LOC	6,970	6,970
Southcentral Pennsylvania General Authority Revenue (WellSpan Health Obligated Group)	6.000%	6/1/25	30,000	33,282
Southeastern Pennsylvania Transportation Authority Revenue	5.000%	3/1/27	6,100	6,585
Southeastern Pennsylvania Transportation Authority Revenue	5.000%	3/1/28	5,000	5,355
St. Mary’s Hospital Authority Bucks County PA Revenue (Catholic Health Initiatives)	5.000%	11/15/25	15,385	16,475
St. Mary’s Hospital Authority Bucks County PA Revenue (Catholic Health Initiatives)	5.000%	11/15/27	4,905	5,156
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue	5.000%	9/15/17	3,990	4,609
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.000%	9/15/19	2,575	3,024
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.500%	9/15/23	9,000	10,504
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.250%	9/15/27	12,500	14,204
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.250%	9/15/28	2,375	2,668
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.250%	9/15/29	11,250	12,456
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/19	1,235	1,367
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.250%	7/1/20	1,330	1,487
Westmoreland County PA Industrial Development Authority Revenue (Excela Health Project)	5.000%	7/1/25	4,500	4,681
Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/32	15,000	15,576
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/21	1,015	1,157
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/22	1,160	1,310
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/23	1,350	1,505
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/24	1,420	1,568
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/25	1,465	1,601
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/30	6,185	6,433
				1,303,584
Puerto Rico (0.7%)
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/16 (10)	950	881
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/16	5,970	5,534
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/17 (10)	2,790	2,495
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/18 (10)	1,250	1,087
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/19 (14)	35,430	32,625
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/20 (14)	18,245	16,598
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/21 (14)	24,290	21,709
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/21 (14)	5,000	4,542
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/22 (14)	17,050	15,236
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/28	4,000	2,933
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/29	38,010	27,733
3 Puerto Rico Electric Power Authority Revenue	5.250%	7/1/31	2,260	1,660
Puerto Rico GO	5.500%	7/1/14 (14)	5,000	4,996
Puerto Rico GO	5.500%	7/1/19	2,500	2,123
Puerto Rico GO	5.375%	7/1/33	2,610	1,926
Puerto Rico Highway & Transportation Authority Revenue	5.250%	7/1/16 (3)	8,885	8,373
1 Puerto Rico Highway & Transportation Authority Revenue TOB VRDO	0.100%	11/7/13 (4)	10,540	10,540
Puerto Rico Public Buildings Authority Government Facilities Revenue	5.250%	7/1/14 (Prere.)	13,600	14,060
Puerto Rico Public Buildings Authority Government Facilities Revenue	5.250%	7/1/29	9,700	7,023
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	2/1/14 (Prere.)	835	848
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/19 (Prere.)	255	311

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/28	34,745	30,138
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	8/1/29	19,165	17,492
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/33	7,580	1,657
				232,520
Rhode Island (0.3%)
Rhode Island & Providence Plantations GO	5.000%	8/1/17 (4)	3,120	3,365
Rhode Island & Providence Plantations GO	5.500%	8/1/28	9,805	10,970
Rhode Island & Providence Plantations GO	5.500%	8/1/30	3,610	3,973
Rhode Island Economic Development Corp. Revenue (Department of Transportation)	5.250%	6/15/20 (12)	20,000	22,980
Rhode Island Economic Development Corp. Revenue (Department of Transportation)	5.250%	6/15/21 (12)	25,000	28,267
Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Lifespan Obligated Group)	5.000%	5/15/26 (4)	4,900	5,059
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/25 (4)	2,880	2,980
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.625%	5/15/26 (4)	3,210	3,344
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.750%	5/15/29 (4)	3,500	3,565
				84,503
South Carolina (1.2%)
Berkeley County SC Utility Revenue	5.000%	6/1/30	8,170	8,903
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	12,610	13,883
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	33,070	36,410
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	2,730	3,006
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/19	3,105	3,486
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/27	10,000	11,123
Dorchester County SC School District No. 2 Installment Purchase Revenue	4.000%	12/1/25	8,805	9,039
Dorchester County SC School District No. 2 Installment Purchase Revenue	4.000%	12/1/26	9,760	9,888
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/16	5,000	5,483
Greenville County SC Hospital Revenue (Greenville Hospital System)	4.125%	5/1/17	5,315	5,825
Greenville County SC Hospital Revenue (Greenville Hospital System)	5.000%	5/1/18	2,655	3,034
Greenville County SC School District Installment Revenue	5.500%	12/1/19	32,480	39,313
Greenville County SC School District Installment Revenue	5.000%	12/1/26	28,255	31,116
1 Greenville County SC School District Installment Revenue TOB VRDO	0.160%	11/7/13	7,440	7,440
Lexington County SC Health Services District Inc. Hospital Revenue	5.000%	11/1/26	6,220	6,644
North Charleston SC Tax Revenue	5.000%	12/1/13 (12)	4,525	4,542
North Charleston SC Tax Revenue	5.000%	12/1/14 (12)	4,725	4,952
North Charleston SC Tax Revenue	5.000%	12/1/15 (12)	4,715	5,128
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/19	18,995	22,021
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/20	10,000	11,600
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/22 (14)	9,950	7,393
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/23 (14)	8,780	6,212
Piedmont SC Municipal Power Agency Revenue	0.000%	1/1/24 (3)	2,400	1,604
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/24	3,535	3,923
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/24	13,620	14,963
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/25	8,020	8,803
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/29 (4)	8,600	9,133
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/29 (4)	2,800	2,974
South Carolina GO	5.000%	3/1/16	6,165	6,825
South Carolina GO	5.000%	4/1/16	3,560	3,953
South Carolina GO	5.000%	4/1/18	2,635	3,097
South Carolina GO	5.000%	4/1/18	2,445	2,874
South Carolina GO	5.000%	4/1/18	7,325	8,611
South Carolina GO	5.000%	4/1/18	2,400	2,821
South Carolina GO	5.000%	4/1/19	7,825	9,317
South Carolina GO	5.000%	4/1/19	2,495	2,971
South Carolina Jobs Economic Development Authority Hospital Revenue (AnMed Health Project)	5.000%	2/1/18	2,000	2,277
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/23 (4)	6,275	6,731
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/24 (4)	6,200	6,605
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/25 (4)	6,925	7,315
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/27	11,740	11,955
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.250%	8/1/27 (4)	13,550	14,010
South Carolina Jobs Economic Development Authority Hospital Revenue (Palmetto Health)	5.000%	8/1/28	7,570	7,628
South Carolina Public Service Authority Revenue	5.000%	12/1/16	7,225	8,175
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/14 (Prere.)	4,035	4,222
				407,228

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Dakota (0.0%)
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.250%	11/1/29	2,000	2,077

Tennessee (1.0%)
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.250%	4/1/23	8,280	8,978
Jackson TN Hospital Improvement Revenue (Jackson-Madison County General Hospital Project)	5.375%	4/1/28	8,000	8,448
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/21	2,500	2,810
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/22	1,100	1,226
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/23	4,860	5,363
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/25	4,200	4,496
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/26	3,000	3,176
Memphis TN Electric System Revenue	5.000%	12/1/13 (Prere.)	20,000	20,081
Memphis TN GO	5.000%	11/1/15 (Prere.)	16,000	17,476
Memphis TN GO	5.000%	11/1/15 (Prere.)	4,730	5,166
Memphis TN GO	5.000%	11/1/20 (10)	4,000	4,475
Memphis TN GO	5.000%	11/1/22 (14)	4,750	5,147
Memphis TN GO	5.000%	5/1/28	3,145	3,469
Memphis TN GO	5.000%	5/1/30	1,715	1,862
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	7/1/16	3,825	4,286
Metropolitan Government of Nashville & Davidson County TN GO	5.000%	1/1/18 (Prere.)	5,000	5,836
Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Blakeford at Green Hills)	5.000%	7/1/27	1,000	1,005
2 Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Vanderbilt University) PUT	0.680%	10/1/17	11,500	11,573
Shelby County TN GO	5.000%	4/1/19 (ETM)	100	119
Shelby County TN GO	5.000%	4/1/19	400	475
Shelby County TN Health Educational & Housing Facility Board Revenue
(Baptist Memorial Health Care)	5.000%	9/1/18	7,180	8,299
Shelby County TN Health Educational & Housing Facility Board Revenue
(Baptist Memorial Health Care)	5.000%	9/1/19	2,000	2,317
Shelby County TN Health Educational & Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare)	5.250%	6/1/14	13,995	14,380
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/21	5,000	5,547
Shelby County TN Health Educational & Housing Facility Board Revenue
(St. Jude Children’s Research Hospital)	5.000%	7/1/22	5,000	5,541
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/16	24,340	26,341
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/17	39,340	43,561
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/18	57,705	64,638
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	50	56
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/22	10,135	11,102
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/25	5,215	5,586
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	270	292
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	16,310	16,951
Tennessee GO	5.000%	5/1/17 (Prere.)	2,075	2,384
Tennessee GO	5.000%	8/1/17	3,165	3,666
Tennessee GO	5.000%	10/1/17	6,000	6,981
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	7/1/37	3,620	4,007
				337,116
Texas (8.4%)
Austin TX Combined Utility System Revenue	0.000%	5/15/18 (3)	24,215	22,391
Austin TX Electric Utility System Revenue	5.000%	11/15/25	4,750	5,382
Austin TX Water & Wastewater System Revenue	5.000%	11/15/21	350	417
Austin TX Water & Wastewater System Revenue	5.000%	11/15/21	2,500	2,899
Austin TX Water & Wastewater System Revenue	5.000%	11/15/29	6,045	6,649
Austin TX Water & Wastewater System Revenue	5.000%	11/15/30	5,000	5,439
Austin TX Water & Wastewater System Revenue	5.000%	11/15/31	4,000	4,320
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/18	11,960	13,633
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/18	11,770	13,349
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/19	12,595	14,115
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/19	12,925	14,418
Camino Real Texas Mobility Authority Revenue	5.250%	2/15/20	13,265	14,646
Camino Real Texas Mobility Authority Revenue	5.250%	8/15/20	13,580	14,936
Camino Real Texas Mobility Authority Revenue	5.000%	2/15/21	4,600	4,618
Central Texas Regional Mobility Authority Revenue	4.000%	1/1/15	400	403
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/16	250	258

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/17	250	259
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/18	250	261
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/19	735	766
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/20	1,550	1,596
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/20	1,150	1,260
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/21	1,000	1,013
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/22	750	754
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/23	725	724
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/25	4,650	2,576
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,000	2,124
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/26	6,490	3,338
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/27	7,750	3,712
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/28	5,500	2,452
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/29	5,220	2,172
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/30	4,355	1,687
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/31	4,880	1,756
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/31	4,000	4,159
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/33	4,000	1,246
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/33	3,500	3,395
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/34	4,000	1,161
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/35	4,950	1,350
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/37	5,525	1,301
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/38	3,500	763
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/39	4,500	915
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/40	5,700	1,082
Clear Creek TX Independent School District GO	5.000%	2/15/15 (Prere.)	10,270	10,899
Clear Creek TX Independent School District GO	5.000%	2/15/15 (Prere.)	11,635	12,348
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/25	5,080	5,753
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/26	4,305	4,831
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/27	5,995	6,638
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/28	6,180	6,782
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/29	3,190	3,481
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/30	6,535	7,101
Conroe TX Independent School District GO	5.000%	2/15/26	8,190	9,531
Corpus Christi TX GO	5.000%	3/1/29	5,235	5,750
Corpus Christi TX GO	5.000%	3/1/30	5,495	5,959
Corpus Christi TX GO	5.000%	3/1/31	5,770	6,211
Dallas County TX GO	4.000%	2/15/14	2,375	2,401
Dallas County TX GO	5.000%	2/15/15	1,845	1,957
Dallas County TX Utility & Reclamation District GO	5.000%	2/15/24	8,000	9,066
Dallas County TX Utility & Reclamation District GO	5.250%	2/15/25 (2)	11,245	11,978
Dallas County TX Utility & Reclamation District GO	5.250%	2/15/25 (2)	11,245	11,978
Dallas TX Area Rapid Transit Sales Tax Revenue	4.500%	12/1/26	11,385	12,116
Dallas TX Area Rapid Transit Sales Tax Revenue	4.500%	12/1/27	14,130	14,926
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/27	2,295	2,594
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/29	1,195	1,325
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/30	2,160	2,378
Dallas TX Area Rapid Transit Sales Tax Revenue	5.000%	12/1/31	2,120	2,317
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/23 (12)	9,880	10,813
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/24 (12)	8,345	9,058
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/25 (12)	5,050	5,424
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/26 (12)	1,650	1,758
Dallas TX GO	5.000%	2/15/15 (Prere.)	11,675	12,389
Dallas TX GO	5.000%	2/15/22 (ETM)	45	54
Dallas TX Independent School District GO	5.000%	2/15/24	17,450	20,288
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/18	2,000	2,372
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/30	6,920	7,559
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/20	2,740	3,015
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/28	7,335	7,670
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/28	2,235	2,433
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/29	6,360	6,603
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/29	14,950	16,158
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/30	14,195	14,737
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/30	6,680	6,887
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/30	12,500	13,384
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/31	7,750	7,994
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/32	5,775	5,918
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/33	9,000	9,210
Fort Worth TX GO	5.000%	3/1/17	5,090	5,811
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/29	6,155	6,719
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/30	6,430	6,968

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fort Worth TX Water & Sewer Revenue	5.000%	2/15/31	6,255	6,737
Frisco TX Independent School District GO	5.000%	8/15/15	1,690	1,832
Frisco TX Independent School District GO	5.000%	8/15/16	4,205	4,730
Frisco TX Independent School District GO	5.000%	8/15/32	6,665	7,214
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/31	2,875	1,738
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/32	5,320	3,194
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/33	18,100	10,791
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/15	10,000	10,946
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/16	12,000	13,567
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System)	5.250%	12/1/17	17,000	19,686
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	17,595	17,595
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	32,380	32,380
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.000%	2/15/19	4,000	4,601
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.000%	2/15/20	10,225	11,520
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(St. Luke’s Episcopal Health System)	5.625%	2/15/25	39,530	45,398
1 Harris County TX Cultural Education Facilities Finance Corp. Thermal Utility Revenue
(TECO Project)TOB VRDO	0.110%	11/7/13 TOB	8,755	8,755
Harris County TX GO	5.000%	10/1/16	4,755	5,371
Harris County TX GO	5.000%	10/1/17	4,705	5,466
Harris County TX GO	5.000%	10/1/21	8,000	9,314
Harris County TX GO	5.000%	8/15/31	11,485	12,524
Harris County TX GO	5.000%	8/15/32	10,000	10,827
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.200%	12/1/14 (Prere.)	4,000	4,301
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.000%	12/1/18 (Prere.)	5,000	6,443
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Texas Children’s Hospital) VRDO	0.080%	11/1/13	3,245	3,245
Harris County TX Health Facilities Development Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	16,490	16,490
Harris County TX Health Facilities Development Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	14,495	14,495
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/26	3,000	3,493
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/27	6,475	7,374
Harris County TX Metropolitan Transit Authority Revenue	5.000%	11/1/28	5,665	6,402
Harris County TX Metropolitan Transportation Authority Lease Revenue	5.000%	11/1/13	3,290	3,290
Harris County TX Metropolitan Transportation Authority Lease Revenue	5.000%	11/1/14	3,475	3,629
Harris County TX Metropolitan Transportation Authority Lease Revenue	5.625%	11/1/19	4,535	5,257
Harris County TX Metropolitan Transportation Authority Lease Revenue	5.875%	11/1/20	3,640	4,191
Harris County TX Metropolitan Transportation Authority Lease Revenue	6.000%	11/1/21	4,295	5,112
Harris County TX Sports Authority Revenue	0.000%	11/15/23 (14)	7,000	3,878
Harris County TX Toll Road Revenue	5.000%	8/15/14	1,000	1,037
Harris County TX Toll Road Revenue	5.000%	8/15/15	1,435	1,552
Harris County TX Toll Road Revenue	5.000%	8/15/18	1,500	1,768
Harris County TX Toll Road Revenue	5.000%	8/15/20	2,000	2,330
Harris County TX Toll Road Revenue	5.000%	8/15/25	3,375	3,877
Harris County TX Toll Road Revenue	5.000%	8/15/27	22,160	24,836
Houston TX Airport System Revenue	5.000%	7/1/16	1,500	1,666
Houston TX Airport System Revenue	5.000%	7/1/18	1,750	2,035
Houston TX Airport System Revenue	5.000%	7/1/19	1,750	1,993
Houston TX Airport System Revenue	5.000%	7/1/20	2,130	2,389
Houston TX Airport System Revenue	5.000%	7/1/25	1,000	1,109
Houston TX Airport System Revenue	5.000%	7/1/26	3,000	3,285
Houston TX Community College System GO	5.000%	2/15/17	1,000	1,139
Houston TX Community College System GO	5.000%	2/15/33	20,155	21,786
Houston TX Community College System Revenue	5.000%	4/15/21 (10)	9,200	10,103
Houston TX GO	5.000%	3/1/17	17,880	20,433
2 Houston TX Higher Education Finance Corp. Revenue (Rice University Project) PUT	0.480%	11/16/16	75,000	75,342
Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	5.000%	9/1/15	5,600	6,016
Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/17 (2)	13,760	12,728
Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/18 (2)	16,285	14,410
Houston TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)	0.000%	9/1/21 (2)	22,720	16,360
Houston TX Utility System Revenue	5.250%	5/15/14 (14)	2,500	2,569

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Houston TX Utility System Revenue	5.000%	11/15/16	3,730	4,225
Houston TX Utility System Revenue	5.250%	11/15/17 (4)	13,500	15,838
Houston TX Utility System Revenue	5.250%	11/15/29	16,650	18,675
Houston TX Utility System Revenue	5.000%	11/15/30	14,670	16,007
Houston TX Utility System Revenue	5.000%	11/15/30	8,020	8,739
Houston TX Utility System Revenue	5.250%	11/15/30	23,805	26,334
Houston TX Utility System Revenue	5.000%	11/15/31	10,000	10,824
Houston TX Utility System Revenue	5.000%	11/15/31	10,335	11,187
Houston TX Utility System Revenue	5.000%	11/15/31	5,010	5,412
Houston TX Utility System Revenue	5.000%	11/15/32	10,000	10,753
Houston TX Utility System Revenue	5.000%	11/15/32	8,190	8,789
2 Houston TX Utility System Revenue PUT	0.680%	8/1/16	4,375	4,385
1 Judson TX Independent School District GO TOB VRDO	0.100%	11/7/13 (12)	11,495	11,495
Lake Travis TX Independent School District GO	5.000%	2/15/33	2,665	2,876
Lower Colorado River Authority Texas Revenue	5.375%	5/15/14 (14)	120	121
Lower Colorado River Authority Texas Revenue	5.875%	5/15/14 (4)	1,075	1,080
Lower Colorado River Authority Texas Revenue	5.875%	5/15/15 (4)	3,005	3,019
Lower Colorado River Authority Texas Revenue	5.375%	5/15/16 (14)	55	55
Lower Colorado River Authority Texas Revenue	5.375%	5/15/17 (14)	80	80
Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	5	6
Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	105	126
Lower Colorado River Authority Texas Revenue	5.250%	5/15/19 (Prere.)	5	6
Lower Colorado River Authority Texas Revenue	5.375%	5/15/20 (14)	35	35
Lower Colorado River Authority Texas Revenue	5.000%	5/15/29	10,000	10,525
Lower Colorado River Authority Texas Revenue	5.250%	5/15/29	9,070	9,707
Lower Colorado River Authority Texas Revenue	5.250%	5/15/29	2,385	2,556
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	10,000	10,395
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	4,000	4,179
Lower Colorado River Authority Texas Revenue	5.000%	5/15/32	13,955	14,404
Lower Colorado River Authority Texas Revenue	5.000%	5/15/33	8,500	8,740
Lubbock TX GO	5.000%	2/15/23	700	820
Lubbock TX GO	5.000%	2/15/27	5,735	6,360
Lubbock TX GO	5.000%	2/15/29	4,335	4,724
Lubbock TX GO	5.000%	2/15/30	6,660	7,208
Lubbock TX GO	5.000%	2/15/31	4,120	4,432
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/23	7,410	8,434
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/24	5,895	6,710
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/25	5,250	5,873
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/26	6,225	6,948
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/27	8,920	9,782
North Harris County TX Regional Water Authority Revenue	5.125%	12/15/28	8,040	8,734
North Texas Tollway Authority System Revenue	5.500%	1/1/17	4,750	5,324
North Texas Tollway Authority System Revenue	5.500%	1/1/18	4,000	4,585
North Texas Tollway Authority System Revenue	6.000%	1/1/19	15,000	17,251
North Texas Tollway Authority System Revenue	6.000%	1/1/20	22,100	25,492
North Texas Tollway Authority System Revenue	6.000%	1/1/21	41,330	47,318
North Texas Tollway Authority System Revenue	6.000%	1/1/22	26,045	29,953
North Texas Tollway Authority System Revenue	6.250%	2/1/23	46,220	51,285
North Texas Tollway Authority System Revenue	6.000%	1/1/24	19,700	22,403
North Texas Tollway Authority System Revenue	6.000%	1/1/25	11,035	12,549
North Texas Tollway Authority System Revenue	6.000%	1/1/25	5,075	5,771
North Texas Tollway Authority System Revenue	6.000%	1/1/26	4,395	5,013
North Texas Tollway Authority System Revenue	6.000%	1/1/27	3,950	4,432
North Texas Tollway Authority System Revenue	6.000%	1/1/28	3,220	3,640
North Texas Tollway Authority System Revenue	5.500%	9/1/28	1,250	1,408
North Texas Tollway Authority System Revenue	5.250%	9/1/29	4,130	4,532
North Texas Tollway Authority System Revenue	5.000%	9/1/30	3,150	3,382
North Texas Tollway Authority System Revenue	5.000%	9/1/30	9,000	9,662
North Texas Tollway Authority System Revenue	5.000%	1/1/31	12,400	12,725
North Texas Tollway Authority System Revenue	5.000%	9/1/31	4,000	4,272
North Texas Tollway Authority System Revenue	5.000%	9/1/31	28,500	30,438
North Texas Tollway Authority System Revenue PUT	5.750%	1/1/16	75,000	82,309
1 North Texas Tollway Authority System Revenue TOB VRDO	0.090%	11/7/13 (13)	2,200	2,200
Panhandle-Plains TX Higher Education Authority Inc. Student Loan Revenue	1.048%	10/1/20	4,450	4,420
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/17	16,100	17,792
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.250%	8/1/18	18,985	21,310
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/19	22,010	25,184
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/20	9,455	10,735
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/21	3,000	3,382
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/23	200	225
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/25	1,525	1,692

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/27	60	65
Sabine River Authority TX Pollution Control Revenue (Southwestern Electric Power Co. Project)	4.950%	3/1/18 (14)	16,000	17,532
Sam Rayburn TX Municipal Power Agency Revenue	5.000%	10/1/20	1,000	1,142
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/15 (Prere.)	15,000	15,892
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	9,750	10,755
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	25,450	28,072
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/16 (Prere.)	22,000	24,267
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/22	20,000	23,765
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/23	52,060	61,757
San Antonio TX GO	5.000%	8/1/17 (Prere.)	5,685	6,581
San Antonio TX GO	5.000%	8/1/17 (Prere.)	6,030	6,981
San Antonio TX Independent School District GO	5.000%	8/15/28	6,000	6,672
San Antonio TX Independent School District GO	5.000%	8/15/29	5,000	5,512
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/20	2,250	2,650
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/22	9,100	10,495
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/29	4,375	4,810
Southwest Texas Higher Education Authority Inc. Revenue
(Southern Methodist University Project)	5.000%	10/1/30	2,000	2,241
Sugar Land TX GO	5.000%	2/15/30	3,445	3,763
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Methodist Hospitals of Dallas)	5.250%	10/1/31	21,880	23,198
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/30	40,335	41,691
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/17	8,570	9,591
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/18	9,000	10,234
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	5.000%	7/1/19	9,455	10,761
Tarrant County TX Cultural Education Facilities Finance Corp. Revenue (CHRISTUS Health)	6.250%	7/1/28 (12)	16,500	18,428
Temple TX GO	5.250%	8/1/23 (4)	1,665	1,897
Temple TX GO	5.250%	8/1/25 (4)	1,525	1,736
Texas A&M University System Permanent University Fund Revenue	5.250%	7/1/14 (Prere.)	14,925	15,431
Texas A&M University System Permanent University Fund Revenue	5.000%	7/1/19	3,335	3,987
Texas A&M University System Revenue Financing System Revenue	5.000%	7/1/30	3,940	4,298
Texas GO	5.000%	4/1/15	1,435	1,532
Texas GO	5.000%	8/1/17	3,165	3,669
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	71,240	80,244
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/21	6,000	6,469
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/21	10,510	11,690
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/22	3,615	4,010
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/23	8,000	8,435
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/23	1,650	1,820
Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250%	12/15/26	25,010	29,260
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/27	12,000	12,043
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/29	10,000	9,847
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/31	12,000	11,679
Texas Municipal Power Agency Revenue	0.000%	9/1/14 (ETM)	125	125
Texas Municipal Power Agency Revenue	0.000%	9/1/14 (14)	5,540	5,521
Texas Municipal Power Agency Revenue	0.000%	9/1/15 (ETM)	110	109
Texas Municipal Power Agency Revenue	0.000%	9/1/15 (14)	10,140	9,999
Texas Municipal Power Agency Revenue	0.000%	9/1/16 (ETM)	110	108
Texas Municipal Power Agency Revenue	0.000%	9/1/16 (14)	22,795	22,074
Texas Municipal Power Agency Revenue	0.000%	9/1/17 (ETM)	415	398
Texas Municipal Power Agency Revenue	0.000%	9/1/17 (14)	31,295	29,526
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	12/31/31	32,000	35,873
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/32	47,500	53,641
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/15	2,000	2,155
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	7/1/18	75,000	80,758
Texas State University System Financing System Revenue	5.000%	3/15/25	750	867
Texas State University System Financing System Revenue	5.000%	3/15/27	1,200	1,350
Texas State University System Financing System Revenue	5.000%	3/15/28	3,870	4,234
Texas State University System Financing System Revenue	5.000%	3/15/30	3,255	3,506
Texas State University System Financing System Revenue	5.000%	3/15/31	4,480	4,796
Texas Tech University System Financing System Revenue	5.000%	2/15/23 (2)	10,040	10,990
Texas Tech University System Financing System Revenue	5.000%	2/15/24 (2)	11,940	13,066
1 Texas Transportation Commission Mobility Fund GO TOB VRDO	0.110%	11/7/13	4,600	4,600
Texas Transportation Commission Revenue	5.000%	4/1/16	2,000	2,220
Texas Transportation Commission Revenue	5.000%	4/1/19	10,000	11,034
Texas Transportation Commission Revenue	5.000%	4/1/20	8,850	9,751
Texas Transportation Commission Revenue	5.000%	4/1/20	20,000	22,648

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas Transportation Commission Revenue	5.000%	4/1/21	10,555	11,614
Texas Transportation Commission Revenue	5.000%	4/1/21	23,405	26,486
Texas Transportation Commission Revenue	5.000%	4/1/22	5,000	5,648
Texas Transportation Commission Revenue	4.750%	4/1/24	9,500	10,294
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/20 (2)	10,000	7,782
Texas Water Development Board Revenue	5.000%	7/15/20	3,800	4,503
Texas Water Development Board Revenue	5.000%	7/15/21	4,535	5,353
Texas Water Development Board Revenue VRDO	0.070%	11/1/13	11,830	11,830
Texas Water Financial Assistance GO	5.000%	8/1/20	2,000	2,362
Texas Water Financial Assistance GO	5.000%	8/1/29	2,555	2,844
University of Houston Texas Revenue	4.000%	2/15/16	1,425	1,541
University of Houston Texas Revenue	4.750%	2/15/28 (4)	8,615	9,035
University of Houston Texas Revenue	5.000%	2/15/29	5,000	5,438
University of Texas Permanent University Fund Revenue	5.000%	8/15/20	9,785	11,005
University of Texas System Revenue Financing System Revenue	5.000%	8/15/20	2,700	3,248
University of Texas System Revenue Financing System Revenue	5.000%	8/15/31	9,835	10,872
University of Texas System Revenue Financing System Revenue	5.000%	8/15/32	4,180	4,591
Williamson County TX GO	5.000%	2/15/23	6,000	7,105
				2,868,870
Utah (0.4%)
Central Utah Water Conservancy District GO	5.000%	4/1/14	1,405	1,433
Central Utah Water Conservancy District GO	5.000%	4/1/26	6,155	6,929
Central Utah Water Conservancy District GO	5.000%	4/1/27	4,000	4,450
Central Utah Water Conservancy District GO	5.000%	4/1/28	3,000	3,306
Central Utah Water Conservancy District GO	5.000%	4/1/28	765	843
Central Utah Water Conservancy District GO	5.000%	4/1/29	7,000	7,652
Central Utah Water Conservancy District GO	5.000%	10/1/32	5,640	6,112
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/18	6,845	7,060
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/22	2,000	2,273
Intermountain Power Agency Utah Power Supply Revenue	5.000%	7/1/23	1,045	1,187
Riverton UT Hospital Revenue (IHC Health Services Inc.)	5.000%	8/15/19	2,100	2,453
Salt Lake & Sandy UT Metropolitan Water District Revenue	5.000%	7/1/32	2,000	2,156
Salt Lake County UT GO	5.000%	12/15/15	5,000	5,490
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/27	4,060	4,390
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/28	4,260	4,551
Utah Board of Regents Student Loan Revenue	4.000%	11/1/15	24,000	25,718
Utah Board of Regents Student Loan Revenue	5.000%	11/1/22	10,800	12,344
Utah Board of Regents Student Loan Revenue	5.000%	11/1/23	4,200	4,743
Utah GO	5.000%	7/1/16	3,320	3,720
Utah GO	5.000%	7/1/16	23,735	26,594
				133,404
Vermont (0.0%)
Vermont Educational & Health Buildings Financing Agency Hospital Revenue
(Fletcher Allen Health Care Project)	5.000%	12/1/22 (4)	8,000	8,671
Vermont Educational & Health Buildings Financing Agency Revenue (Middlebury College Project)	5.000%	11/1/31	4,130	4,495
				13,166
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/18	4,500	5,033
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/19	3,000	3,357
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/24	1,000	1,056
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/27	1,500	1,537
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/29	5,000	4,930
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/32	6,500	6,375
				22,288
Virginia (2.0%)
Chesapeake VA Toll Road Revenue	5.000%	7/15/23	1,600	1,715
Fairfax County VA Economic Development Authority Revenue (Public Facilities Projects)	5.000%	4/1/18	1,280	1,494
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	2.000%	4/1/14	2,905	2,927
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/16	2,320	2,566
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/29	9,730	10,423
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/30	5,000	5,318
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/31	4,890	5,161
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.000%	5/15/25	2,000	2,168
Fairfax County VA Public Improvement GO	5.000%	10/1/16	12,950	14,637

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fairfax County VA Public Improvement GO	5.000%	4/1/19	2,050	2,380
Fairfax County VA Public Improvement GO	5.000%	4/1/20	10,940	13,168
Fairfax County VA Public Improvement GO	5.000%	10/1/21	4,315	5,241
Fairfax County VA Public Improvement GO	5.000%	10/1/23	7,315	8,666
Fairfax County VA Public Improvement GO	5.000%	10/1/24	10,315	12,088
Fairfax County VA Water Authority Revenue	5.000%	4/1/25	2,500	2,918
Fairfax County VA Water Authority Revenue	5.000%	4/1/26	2,000	2,307
Fredericksburg VA Economic Development Authority Hospital Facilities Revenue
(MediCorp Health System Obligated Group)	5.250%	6/15/23	2,500	2,636
Hampton VA GO	4.000%	1/15/19	3,000	3,400
Hampton VA GO	5.000%	1/15/20	3,000	3,498
Loudoun County VA GO	5.000%	12/1/21	9,185	10,954
Louisa VA Industrial Development Authority Pollution Control Revenue
(Virginia Electric & Power Co. Project) PUT	5.375%	12/2/13	32,000	32,141
Louisa VA Industrial Development Authority Pollution Control Revenue
(Virginia Electric & Power Co. Project) PUT	5.375%	12/2/13	10,000	10,043
Norfolk VA Water Revenue	5.000%	11/1/15	550	601
Norfolk VA Water Revenue	5.000%	11/1/18	725	860
Norfolk VA Water Revenue	5.000%	11/1/19	2,615	3,125
Portsmouth VA GO	5.000%	7/1/14 (ETM)	175	181
Richmond VA GO	5.000%	7/15/16	4,120	4,623
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/21	2,500	2,856
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/22	3,040	3,460
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/25	10,375	11,102
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/25	1,400	1,528
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/26	1,475	1,593
Stafford County VA Economic Development Authority Hospital Facilities Revenue
(MediCorp Health System Obligated Group)	5.250%	6/15/26	2,425	2,466
Stafford County VA Economic Development Authority Hospital Facilities Revenue
(MediCorp Health System Obligated Group)	5.250%	6/15/31	15,000	14,982
Tobacco Settlement Financing Corp. Virginia Revenue	5.625%	6/1/15 (Prere.)	42,520	46,045
1 University of Virginia Revenue TOB VRDO	0.090%	11/1/13	7,400	7,400
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	12/1/13 (Prere.)	8,420	8,454
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	12/1/13 (Prere.)	10,000	10,035
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/17 (Prere.)	5,125	5,930
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/24	5,335	5,937
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/25	5,665	6,236
Virginia Beach VA Development Authority Public Facility Revenue	5.000%	7/15/26	5,955	6,469
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/16	1,020	1,124
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/17	1,000	1,140
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/18	10,595	11,964
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	18,575	21,947
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/19	10,415	12,306
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/22	1,000	1,197
Virginia College Building Authority Educational Facilities Revenue
(21st Century College & Equipment Programs)	5.000%	2/1/28	5,840	6,455
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/15	3,000	3,255
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/18	8,010	8,922
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/19	8,430	9,390
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/20	8,855	9,863
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/21	9,320	10,381
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/22	18,000	21,615
Virginia College Building Authority Educational Facilities Revenue
(Public Higher Education Financing Program)	5.000%	9/1/22	9,105	10,142
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/22	2,000	2,395
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/24	2,790	3,281
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/24	21,000	24,388
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/24	1,800	2,103
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/25	10,000	11,478

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/25	5,035	5,791
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/26	5,040	5,746
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/26	2,000	2,270
Virginia Commonwealth Transportation Board Revenue	5.000%	3/15/27	2,100	2,359
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/27	12,560	14,077
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/27	13,765	15,334
Virginia Commonwealth Transportation Board Revenue	5.000%	9/15/27	5,260	5,903
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/30	30,140	32,779
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/31	10,000	10,845
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/31	31,550	34,097
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/16	11,940	13,396
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/17	7,815	9,031
Virginia Public Building Authority Public Facilities Revenue	5.000%	8/1/25	11,540	13,131
Virginia Public Building Authority Revenue	5.000%	8/1/14 (Prere.)	10,000	10,362
Virginia Public School Authority Revenue	5.000%	8/1/20	2,500	2,926
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/22	8,500	10,331
Virginia Resources Authority Clean Water Revenue (State Revolving Fund)	5.000%	10/1/23	5,845	7,108
Wise County VA Industrial Development Authority Solid Waste & Sewage Disposal Revenue
(Virginia Electric & Power Co.) PUT	2.375%	11/1/15	10,000	10,246
York County VA Economic Development Authority Pollution Control Revenue
(VA Electric & Power Co. Project) PUT	4.050%	5/1/14	13,250	13,452
				692,262
Washington (2.2%)
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/15 (14)	6,400	6,331
Clark County WA GO	4.750%	12/1/14 (Prere.)	3,275	3,436
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/19	25,000	29,737
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/20	20,000	23,913
Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/15	6,710	7,234
Energy Northwest Washington Electric Revenue (Project No. 1)	5.000%	7/1/16	9,735	10,891
Energy Northwest Washington Electric Revenue (Project No. 3)	5.000%	7/1/18	14,000	16,498
King County WA (Bellevue School District) GO	5.000%	12/1/27	16,505	18,376
King County WA (Bellevue School District) GO	5.000%	12/1/28	17,335	19,138
King County WA (Bellevue School District) GO	5.000%	12/1/29	18,200	19,928
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/17	1,000	1,145
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/20	3,000	3,492
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/22	5,525	6,282
Port of Seattle WA Revenue	5.000%	3/1/21 (14)	5,000	5,256
Port of Seattle WA Revenue	5.000%	6/1/22	2,000	2,279
Port of Seattle WA Revenue	5.000%	8/1/27	8,635	9,473
Port of Seattle WA Revenue	5.000%	8/1/28	7,485	8,130
Port of Seattle WA Revenue	5.000%	6/1/30	6,000	6,326
Port of Seattle WA Revenue	5.000%	8/1/30	8,000	8,549
Port of Seattle WA Revenue	5.000%	8/1/31	5,500	5,848
Tobacco Settlement Authority Washington Revenue	5.000%	6/1/27	10,000	10,556
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/28	17,670	18,791
University of Washington Revenue	5.000%	4/1/15	9,830	10,489
University of Washington Revenue	5.000%	7/1/27	6,925	7,831
University of Washington Revenue	5.000%	4/1/28	10,195	11,235
University of Washington Revenue	5.000%	7/1/28	11,490	12,860
University of Washington Revenue	5.000%	7/1/29	7,500	8,311
University of Washington Revenue	5.000%	4/1/30	9,315	10,107
University of Washington Revenue	5.000%	7/1/30	10,495	11,531
University of Washington Revenue	5.000%	4/1/31	10,500	11,336
University of Washington Revenue	5.000%	4/1/32	11,375	12,204
University of Washington Revenue	5.000%	7/1/32	5,000	5,416
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/20	3,185	3,743
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/23	5,435	6,453
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/25	5,260	6,085
Washington (Motor Vehicle Fuel Tax) GO	5.000%	8/1/26	6,175	7,059
Washington (Motor Vehicle Fuel Tax) GO	5.000%	6/1/29	10,545	11,546
Washington (Motor Vehicle Fuel Tax) GO	5.000%	6/1/30	7,525	8,177
Washington GO	5.700%	10/1/15 (4)	4,085	4,316
Washington GO	5.000%	7/1/17	32,460	37,492
Washington GO	5.000%	7/1/19	6,940	8,272
Washington GO	0.000%	6/1/20 (3)	5,500	4,695
Washington GO	5.000%	7/1/20	10,000	11,311
Washington GO	5.000%	8/1/20	4,845	5,693
Washington GO	5.000%	7/1/23	31,290	37,303
Washington GO	5.000%	7/1/23	10,000	11,864
Washington GO	5.000%	7/1/24	5,000	5,850

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington GO	5.000%	1/1/25	1,750	1,986
Washington GO	5.000%	2/1/28	10,000	11,000
Washington GO	5.000%	2/1/29	6,790	7,543
Washington GO	5.000%	2/1/29	9,650	10,531
Washington GO	5.000%	7/1/30	5,000	5,449
Washington GO	5.000%	8/1/30	20,980	22,831
Washington GO	5.000%	6/1/31	5,250	5,669
Washington GO	5.000%	2/1/32	6,170	6,640
Washington GO	5.000%	6/1/32	5,500	5,901
Washington GO	5.000%	8/1/32	29,775	32,383
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/18	2,000	2,278
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/19	3,800	4,384
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/20	4,250	4,814
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/21	6,525	7,253
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/22	5,500	6,038
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/23 (4)	3,425	3,768
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/24 (4)	3,550	3,874
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/25 (4)	3,675	3,974
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/25 (4)	3,625	3,920
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/26 (4)	3,550	3,807
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/26 (4)	3,800	4,075
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/27 (4)	3,925	4,176
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/18	23,000	26,486
Washington Health Care Facilities Authority Revenue (PeaceHealth)	5.000%	11/1/24	19,830	21,305
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/32	3,785	3,887
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/21	2,580	2,826
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/22	3,005	3,262
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/23	4,470	4,812
Washington Higher Education Facilities Authority Revenue (Gonzaga University Project)	5.000%	4/1/24	2,000	2,132
Washington Housing Finance Commission Multi-Family Housing Revenue
(Emerald Heights Project)	5.000%	7/1/28	1,675	1,693
Washington Housing Finance Commission Multi-Family Housing Revenue
(Emerald Heights Project)	5.000%	7/1/33	2,840	2,801
Washington State University General Revenue	5.000%	10/1/28	3,070	3,393
Washington State University General Revenue	5.000%	10/1/29	3,070	3,364
Washington State University General Revenue	5.000%	10/1/30	3,140	3,422
Washington State University General Revenue	5.000%	10/1/31	3,170	3,432
Washington State University General Revenue	5.000%	10/1/32	1,600	1,721
				759,618
West Virginia (0.2%)
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/19	1,395	1,633
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/21	3,500	4,062
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/22	2,055	2,370
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/23	1,745	2,006
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/25	2,445	2,735
West Virginia Economic Development Authority Lottery Revenue	5.000%	6/15/27	5,085	5,520
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/25	2,000	2,243
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/27	1,500	1,635
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/28	2,000	2,158
West Virginia Higher Education Policy Commission Revenue	5.000%	4/1/29	2,000	2,137
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/17	6,335	7,062
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/18	4,985	5,634
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/19	2,990	3,375
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.000%	9/1/20	3,430	3,803
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.125%	9/1/21	3,265	3,574
West Virginia Hospital Finance Authority Hospital Revenue
(United Health System Obligated Group)	5.000%	6/1/18	1,920	2,198
West Virginia Hospital Finance Authority Hospital Revenue
(United Health System Obligated Group)	5.000%	6/1/24	12,620	13,516
West Virginia School Building Authority Excess Lottery Revenue	5.250%	7/1/20	2,500	2,864
West Virginia School Building Authority Excess Lottery Revenue	5.250%	7/1/22	5,810	6,591
West Virginia University Revenue	5.000%	10/1/17	1,500	1,727
West Virginia University Revenue	5.000%	10/1/30	3,000	3,202
				80,045
Wisconsin (0.6%)
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/18	1,640	1,938
Madison WI Community Development Authority Revenue (Wisconsin Alumni Research Project)	5.000%	10/1/19	3,705	4,420
Milwaukee WI Metropolitan Sewer District GO	5.250%	10/1/22	2,690	3,283
Wisconsin Clean Water Revenue	4.000%	6/1/16	720	785
Wisconsin Clean Water Revenue	4.000%	6/1/17	1,000	1,116
Wisconsin GO	5.000%	5/1/14	3,500	3,585

Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin GO	5.000%	5/1/15	3,000	3,212
Wisconsin GO	5.500%	5/1/15 (14)	15,000	16,174
Wisconsin GO	5.000%	5/1/16 (14)	6,000	6,400
Wisconsin GO	5.000%	5/1/16	4,000	4,452
Wisconsin GO	5.000%	11/1/17	4,500	5,230
Wisconsin GO	5.000%	5/1/18	3,800	4,461
Wisconsin GO	5.000%	5/1/19	7,135	8,282
Wisconsin GO	5.000%	5/1/22	10,425	12,430
Wisconsin GO	5.000%	5/1/22	3,500	4,090
Wisconsin GO	5.000%	5/1/27	1,400	1,593
Wisconsin GO	6.000%	5/1/27	10,000	11,616
Wisconsin GO	5.000%	5/1/28	2,060	2,314
Wisconsin GO	5.000%	5/1/29	1,715	1,895
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/19	4,110	4,743
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/20	3,240	3,731
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/21	5,230	5,872
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.000%	6/1/22	3,295	3,646
Wisconsin Health & Educational Facilities Authority Revenue
(Ascension Health Alliance Credit Group) PUT	5.000%	6/1/21	34,215	39,308
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.000%	7/15/28	8,500	8,685
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.500%	4/15/29	11,700	12,163
Wisconsin Health & Educational Facilities Authority Revenue
(Children’s Hospital of Wisconsin Inc.)	5.375%	8/15/24	5,900	6,494
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/24	700	796
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/25	1,825	2,050
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/28	1,865	2,023
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/29	1,500	1,610
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/30	1,660	1,767
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	11,800	12,018
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/32	4,000	4,190
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/33	3,500	3,658
Wisconsin Transportation Revenue	5.000%	7/1/17	3,000	3,457
Wisconsin Transportation Revenue	5.000%	7/1/29	5,100	5,528
				219,015
Total Tax-Exempt Municipal Bonds (Cost $32,259,759)				33,508,565

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
Vanguard Municipal Cash Management Fund (Cost $395,477)	0.101%		395,476,769	395,477
Total Investments (99.3%) (Cost $32,655,236)				33,904,042
Other Assets and Liabilities (0.7%)
Other Assets				485,671
Liabilities				(233,438)
				252,233
Net Assets (100%)				34,156,275

Intermediate-Term Tax-Exempt Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	33,002,364
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(94,895)
Unrealized Appreciation (Depreciation)	1,248,806
Net Assets	34,156,275

Investor Shares—Net Assets
Applicable to 352,362,455 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,878,015
Net Asset Value Per Share—Investor Shares	$13.84

Admiral Shares—Net Assets
Applicable to 2,114,909,267 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,278,260
Net Asset Value Per Share—Admiral Shares	$13.84

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $435,630,000, representing 1.3% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2013.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.3%)
Alabama (0.6%)
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/37	10,945	11,100
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/42	3,325	3,356
Alabama Port Authority Docks Facilities Revenue	6.000%	10/1/40	5,000	5,567
Auburn University Alabama General Fee Revenue	5.000%	6/1/42	8,455	8,820
Birmingham AL GO	0.000%	3/1/27	2,500	2,294
Birmingham AL GO	0.000%	3/1/37	2,500	2,133
Houston County AL Health Care Authority Revenue	5.250%	10/1/30 (2)	9,000	8,715
Huntsville AL GO	5.000%	5/1/26	2,860	3,222
1 Mobile AL Water & Sewer Commissioners Revenue TOB VRDO	0.080%	11/1/13 LOC	1,100	1,100
Selma AL Industrial Development Board Revenue (International Paper Co. Project)	5.375%	12/1/35	2,000	1,955
				48,262
Alaska (0.1%)
Alaska Industrial Development & Export Authority Revenue (Providence Health & Services)	5.500%	10/1/41	6,000	6,314

Arizona (1.6%)
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/31	2,000	2,159
Arizona Board Regents Arizona State University System Revenue	5.000%	7/1/32	2,365	2,535
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/37	3,750	3,928
Arizona COP	5.000%	9/1/23 (4)	12,140	12,975
Arizona Health Facilities Authority Revenue (Banner Health)	5.500%	1/1/38	12,500	13,080
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/21	4,190	4,982
Arizona Transportation Board Highway Revenue	5.000%	7/1/14 (Prere.)	5,000	5,161
Arizona Transportation Board Highway Revenue	5.000%	7/1/34	11,175	11,910
Arizona Transportation Board Highway Revenue	5.000%	7/1/36	2,500	2,644
Maricopa County AZ Industrial Development Authority Hospital System Revenue
(Samaritan Health Services)	7.000%	12/1/16 (ETM)	8,650	9,586
Maricopa County AZ Pollution Control Corp. Revenue (Southern California Edison Co.)	5.000%	6/1/35	5,500	5,668
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/21	4,000	4,601
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/22	6,375	7,237
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/14 (Prere.)	15,000	15,483
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/21 (14)	5,135	5,582
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/34	10,000	10,640
Pima County AZ Sewer Revenue	5.000%	7/1/26	2,000	2,216
Pima County AZ Sewer Revenue	5.000%	7/1/27	1,000	1,090
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/20	500	561
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/24	2,105	2,309
2 Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/27	675	720
				125,067
Arkansas (0.1%)
North Little Rock AR Electric Revenue	6.500%	7/1/15 (ETM)	1,975	2,101
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/31	2,170	2,351
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/32	2,845	3,064
				7,516
California (14.6%)
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/30 (2)	5,000	1,898
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/31 (14)	8,450	3,258
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/33 (14)	12,000	4,057
Alameda County CA Joint Powers Authority Lease Revenue	5.250%	12/1/29	4,500	4,943
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,000	12,210
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	8,000	9,180
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/32	2,060	2,167
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/43	3,600	3,654
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.250%	4/1/53	3,350	3,402
3 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.180%	4/1/24	10,000	10,068
Beverly Hills CA Unified School District GO	0.000%	8/1/24	6,500	4,464
Beverly Hills CA Unified School District GO	0.000%	8/1/25	10,500	6,824
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	7,650	8,890
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	5,375	6,203
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	5,000	5,860
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/27	7,560	8,443
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/29	10,000	10,953
California Economic Recovery GO	5.000%	7/1/14 (Prere.)	4,145	4,279
California Economic Recovery GO	5.000%	7/1/15	5,990	6,182
California Educational Facilities Authority Revenue (California Institute of Technology)	5.000%	11/1/39	7,000	7,393
California Educational Facilities Authority Revenue (University of Southern California)	5.000%	10/1/38	5,000	5,256
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/38	1,000	1,071
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/39	5,000	5,355
California GO	5.250%	11/1/13 (Prere.)	2,000	2,000

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	2/1/14 (Prere.)	3,565	3,607
California GO	5.000%	2/1/14 (Prere.)	1,500	1,518
California GO	5.000%	9/1/20	5,130	5,681
California GO	5.000%	9/1/23	2,000	2,321
California GO	5.250%	9/1/24	12,500	14,532
California GO	5.250%	10/1/24	3,000	3,491
California GO	5.625%	4/1/26	21,900	24,883
California GO	5.000%	10/1/27	4,500	4,961
2 California GO	5.000%	11/1/31	5,000	5,324
California GO	6.000%	3/1/33	4,000	4,677
California GO	6.500%	4/1/33	41,500	49,419
California GO	6.000%	11/1/35	10,000	11,606
California GO	5.000%	9/1/36	3,250	3,367
California GO	6.000%	4/1/38	10,340	11,775
California GO	6.000%	11/1/39	6,500	7,490
California GO	5.250%	11/1/40	18,000	18,781
California GO	5.000%	9/1/42	11,360	11,628
California GO	5.000%	2/1/43	5,500	5,626
California GO	5.000%	4/1/43	1,000	1,023
2 California GO	5.000%	11/1/43	5,000	5,123
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.750%	9/1/39	5,500	5,943
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.625%	7/1/35	5,000	5,504
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	6.000%	7/1/39	4,500	4,904
California Health Facilities Financing Authority Revenue (Pomona Valley Hospital Medical Center)	5.750%	7/1/15 (14)	3,545	3,558
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.000%	7/1/33	2,000	2,060
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.750%	7/1/39	8,000	8,894
California Health Facilities Financing Authority Revenue (Stanford Hospital)	5.000%	8/15/51	16,325	16,241
California Health Facilities Financing Authority Revenue (Sutter Health)	5.875%	8/15/31	6,000	6,827
California Health Facilities Financing Authority Revenue (Sutter Health)	6.000%	8/15/42	15,000	17,300
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	6.250%	2/1/15 (Prere.)	15,000	16,119
2 California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/34	13,800	14,306
California Municipal Finance Authority Revenue (University of La Verne)	6.250%	6/1/40	5,000	5,249
California Public Works Board Lease Revenue (Community Colleges)	5.625%	3/1/16 (2)	7,195	7,225
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/26	6,000	6,548
California Public Works Board Lease Revenue (Department of General Services)	6.250%	4/1/34	10,000	11,366
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/20	2,000	2,342
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/38	1,125	1,135
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/28	4,000	4,261
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/30	3,205	3,364
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	4/1/37	14,705	14,876
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/37	5,000	5,061
California State University Revenue Systemwide	5.000%	11/1/32 (4)	10,000	10,451
California State University Revenue Systemwide	5.250%	11/1/34	8,600	9,203
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	17,490	17,621
California Statewide Communities Development Authority Revenue (Trinity Health)	5.000%	12/1/41	13,975	14,048
California Statewide Communities Development Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.250%	11/15/41	3,000	3,262
California Statewide Communities Development Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus Apartments Phase II)	5.750%	5/15/32	4,000	4,104
Chabot-Las Positas CA Community College District GO	5.000%	8/1/27	4,175	4,594
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	5.875%	2/15/34	10,000	11,146
Chula Vista CA Municipal Financing Authority Special Tax Revenue	5.000%	9/1/34	3,000	2,969
Clovis CA Unified School District GO	5.000%	8/1/38	3,850	4,031
Contra Costa CA Community College District GO	4.000%	8/1/29	5,725	5,729
Contra Costa CA Community College District GO	5.000%	8/1/38	4,150	4,362
Corona-Norco CA Unified School District Special Tax Revenue
(Community Facilities District No. 98-1)	5.000%	9/1/29	1,705	1,738
Corona-Norco CA Unified School District Special Tax Revenue
(Community Facilities District No. 98-1)	5.000%	9/1/32	1,500	1,502
Gilroy CA School Facilities Finance Authority Revenue	5.000%	8/1/46	5,000	4,965
Golden State Tobacco Securitization Corp. California Revenue	5.750%	6/1/47	5,345	4,098
Grossmont CA Healthcare District GO	5.000%	7/15/37 (2)	15,770	16,078
Grossmont CA Healthcare District GO	6.125%	7/15/40	5,000	5,664
Imperial CA Irrigation District Electric Revenue	6.250%	11/1/31	2,225	2,503
Kern County CA GO	6.000%	8/1/35 (12)	2,500	2,811
Los Angeles CA Community College District GO	5.000%	8/1/28	6,600	7,130
Los Angeles CA Community College District GO	6.000%	8/1/33	10,000	11,516
Los Angeles CA Community College District GO	5.250%	8/1/39	3,000	3,235
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/35	2,000	2,088

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/40	10,000	10,195
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/31 (4)	12,500	13,091
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/38	2,000	2,100
Los Angeles CA Department of Water & Power Revenue	5.375%	7/1/38	4,000	4,411
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/39	5,000	5,167
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	9,000	9,293
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	5,000	5,232
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	3,500	3,663
Los Angeles CA Unified School District GO	5.000%	7/1/25 (3)	10,000	10,634
Los Angeles CA Unified School District GO	5.000%	7/1/25 (4)	6,980	7,885
Los Angeles CA Unified School District GO	5.000%	7/1/26 (4)	7,435	8,399
Los Angeles CA Unified School District GO	5.000%	7/1/26 (4)	27,240	30,559
Los Angeles CA Unified School District GO	5.000%	7/1/26	6,950	7,940
Los Angeles CA Unified School District GO	5.000%	7/1/27	7,295	8,049
Los Angeles CA Wastewater System Revenue	5.750%	6/1/28	11,080	12,701
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/31	2,790	2,919
M-S-R California Energy Authority Revenue	6.125%	11/1/29	4,700	5,334
M-S-R California Public Power Agency Revenue (San Juan Project)	6.750%	7/1/20 (ETM)	7,000	8,527
Metropolitan Water District of Southern California Revenue	5.000%	7/1/30	3,000	3,327
Metropolitan Water District of Southern California Revenue	5.000%	7/1/35	5,000	5,322
Modesto CA Irrigation District COP	5.500%	7/1/35	5,700	6,001
Modesto CA Irrigation District Financing Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	17,510	21,539
Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	2,818
Mount Diablo CA Unified School District GO	5.000%	6/1/37	5,740	5,945
Newport Beach CA Revenue (Hoag Memorial Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,536
Ontario Public Financing Authority Water Revenue	5.000%	7/1/43	5,800	6,020
Palomar Pomerado Health California GO	0.000%	8/1/37	5,000	1,271
Palomar Pomerado Health California GO	0.000%	8/1/38 (12)	10,000	7,928
Riverside County CA Transportation Commission Sales Tax Revenue	5.250%	6/1/39	5,000	5,366
Riverside County CA Transportation Commission Toll Revenue	5.750%	6/1/44	3,000	3,011
Riverside County CA Transportation Commission Toll Revenue	5.750%	6/1/48	1,000	992
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	5,750	6,457
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	1,385	1,529
Sacramento CA Regional Transit District Farebox Revenue	5.000%	3/1/42	3,250	3,263
Sacramento County CA Airport Revenue	6.000%	7/1/41	10,500	11,738
San Bernardino CA Community College District GO	4.000%	8/1/27	10,000	10,161
San Bernardino County CA Medical Center COP	6.875%	8/1/24 (ETM)	13,000	17,359
San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,588
San Diego CA Community College District GO	5.000%	8/1/43	13,000	13,728
San Diego CA Public Facilities Financing Authority Water Revenue	5.000%	8/1/29	5,770	6,317
San Diego CA Unified School District GO	5.500%	7/1/22 (14)	9,160	11,087
San Diego CA Unified School District GO	0.000%	7/1/37	14,000	3,780
San Diego CA Unified School District GO	0.000%	7/1/40	7,500	1,671
San Diego CA Unified School District GO	0.000%	7/1/41	10,000	2,095
San Diego County CA Regional Airport Authority Revenue	5.000%	7/1/43	5,450	5,525
San Francisco CA City & County International Airport Revenue	5.000%	5/1/26	2,000	2,210
San Francisco CA City & County International Airport Revenue	6.000%	5/1/39	10,000	11,377
San Francisco CA City & County International Airport Revenue	5.000%	5/1/43	9,000	9,136
San Francisco CA City & County Public Utilities Commission Water Revenue	5.000%	11/1/35	5,255	5,564
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/25 (14)	9,250	4,780
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/27 (14)	5,000	5,020
San Luis & Delta Mendota CA Water Authority Revenue	5.000%	3/1/43 (15)	5,140	5,178
San Mateo County CA Joint Powers Financing Authority Lease Revenue (Youth Services Campus)	5.000%	7/15/33	5,000	5,184
San Ramon Valley CA Unified School District GO	4.000%	8/1/28	1,225	1,244
San Ramon Valley CA Unified School District GO	4.000%	8/1/28	1,225	1,244
San Ramon Valley CA Unified School District GO	4.000%	8/1/29	3,495	3,512
Santa Monica CA Community College District GO	0.000%	8/1/25	5,490	3,515
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	1,865	1,968
Simi Valley CA School Financing Authority Revenue	5.000%	8/1/27 (4)	10,000	10,927
Southern California Public Power Authority Revenue	5.000%	7/1/27	5,000	5,517
Southern California Public Power Authority Revenue	5.000%	7/1/29	2,670	2,891
State Center California Community College District GO	5.000%	8/1/31 (4)	16,100	17,117
Tobacco Securitization Authority Revenue (Northern California Tobacco Settlement)	5.375%	6/1/38	2,500	1,935
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	3,670	3,946
University of California Revenue	5.000%	5/15/38	16,500	17,515
Ventura County CA Community College District GO	5.500%	8/1/33	12,000	13,353
Ventura County CA Public Financing Authority Lease Revenue	5.000%	11/1/38	7,000	7,091
Victor Valley CA Community College District GO	6.000%	8/1/39	12,000	13,644
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	8,985	9,147
				1,142,262

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colorado (2.2%)
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	2/1/31	4,000	4,116
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.500%	7/1/34	5,000	5,476
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	2/1/41	2,000	1,950
2 Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	1/1/45	10,000	9,893
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	5,000	4,635
2 Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/44	10,000	9,877
Colorado Springs CO Utility System Revenue	5.000%	11/15/13 (Prere.)	12,725	12,749
Denver CO City & County Airport Revenue	5.000%	11/15/43	8,000	8,031
Denver CO City & County COP VRDO	0.090%	11/1/13	1,910	1,910
Denver CO City & County COP VRDO	0.090%	11/1/13	5,670	5,670
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/15 (14)	5,795	5,594
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/16 (14)	10,185	9,542
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/19 (14)	13,000	10,722
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/23 (14)	20,775	13,477
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/25 (14)	9,700	5,504
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/30 (14)	16,500	6,427
Northwest Parkway Public Highway Authority Colorado Convertible Revenue	5.700%	6/15/16 (Prere.)	15,000	17,024
Northwest Parkway Public Highway Authority Colorado Convertible Revenue	5.800%	6/15/16 (Prere.)	16,000	18,201
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/34	5,000	5,195
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/41	14,765	15,115
University of Colorado Enterprise System Revenue	5.750%	6/1/28	1,000	1,164
				172,272
Connecticut (1.1%)
Connecticut GO	5.000%	11/1/16	2,000	2,261
Connecticut GO	5.000%	12/1/19	8,225	9,792
Connecticut GO	5.000%	6/1/23	5,000	5,873
Connecticut GO	5.000%	10/15/23	2,500	2,945
Connecticut GO	5.000%	10/15/24	5,925	6,875
Connecticut GO	5.000%	4/15/25	10,000	11,415
Connecticut GO	5.000%	4/15/26	5,000	5,637
Connecticut GO	5.000%	10/15/26	4,140	4,681
Connecticut GO	5.000%	11/1/26	3,000	3,400
Connecticut GO	5.000%	3/1/27	3,000	3,367
Connecticut GO	5.000%	10/15/31	1,850	1,997
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/25	1,860	2,133
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/26	1,955	2,214
Connecticut Health & Educational Facilities Authority Revenue (Connecticut State University)	5.000%	11/1/27	1,850	2,071
Connecticut Health & Educational Facilities Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,148
Connecticut Housing Finance Authority Revenue Housing Mortgage Finance Program	4.000%	11/15/32	5,000	5,395
2 Connecticut Special Tax Revenue (Transportation Infrastructure)	5.000%	10/1/31	7,500	8,160
Hartford CT GO	5.000%	4/1/24	1,215	1,376
Hartford CT GO	5.000%	4/1/27	1,650	1,790
Hartford CT GO	5.000%	4/1/28	3,565	3,825
				87,355
Delaware (0.0%)
University of Delaware Revenue	5.000%	11/1/32	1,990	2,176
University of Delaware Revenue	5.000%	11/1/33	1,000	1,087
				3,263
District of Columbia (0.4%)
District of Columbia Revenue (American University) VRDO	0.090%	11/1/13 LOC	4,950	4,950
District of Columbia Revenue (Georgetown University)	5.500%	4/1/36	5,000	5,158
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/37	10,000	10,521
District of Columbia Water & Sewer Authority Public Utility Revenue	5.500%	10/1/39	13,000	13,978
				34,607
Florida (9.3%)
Alachua County FL Health Facilities Authority Revenue
(Shands Teaching Hospital & Clinics Inc. Project)	6.250%	12/1/16 (14)	5,530	5,880
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,400
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,866
Brevard County FL Health Facilities Authority Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	7,591
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,628
Broward County FL Airport System Revenue	5.000%	10/1/37	12,500	12,643
Broward County FL Airport System Revenue	5.250%	10/1/38	14,000	14,347
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,236
Broward County FL Sales Tax Revenue (Main Courthouse Project)	5.250%	10/1/36	17,500	18,539
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	6,000	6,813
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,252

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,117
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,268
Florida Board of Education Lottery Revenue	5.000%	7/1/22 (2)	12,995	14,834
Florida Board of Education Public Education Capital Outlay GO	6.000%	6/1/23	3,000	3,850
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/34	2,695	2,905
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/35	7,000	7,480
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/20	8,175	9,235
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/21	8,610	9,810
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/27	5,000	5,364
Florida Department of Transportation GO	5.000%	7/1/14 (Prere.)	9,750	10,154
Florida Department of Transportation GO	5.000%	7/1/14 (Prere.)	7,350	7,654
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,339
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,283
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/20	2,000	2,320
Florida Water Pollution Control Financing Corp. Revenue	5.000%	1/15/25	3,000	3,399
Gainesville FL Utilities System Revenue VRDO	0.080%	11/1/13	4,700	4,700
Halifax Hospital Medical Center Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,067
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	245	268
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	185	202
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250%	11/15/16 (Prere.)	245	279
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,494
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/18 (14)	6,130	6,154
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/19 (14)	6,390	6,415
Hillsborough County FL Industrial Development Authority Hospital Revenue
(H. Lee Moffitt Cancer Center Project)	5.250%	7/1/27	7,085	7,384
Hillsborough County FL Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.000%	10/1/34	12,750	12,717
Hillsborough County FL Industrial Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	8,500	10,150
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,743
Jacksonville FL Electric Authority Power Supply System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,063
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.000%	10/1/37	4,500	4,640
Jacksonville FL Electric Authority Revenue (St. John’s River Power Park)	5.500%	10/1/39	3,660	3,776
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/33	3,500	3,679
Jacksonville FL Electric Authority Water & Sewer Revenue	5.375%	10/1/39	1,125	1,141
Jacksonville FL Health Facilities Authority Hospital Revenue (Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,630
Jacksonville FL Health Facilities Authority Hospital Revenue (Baptist Medical Center Project)	5.000%	8/15/37	3,800	3,819
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,294
Jacksonville FL Transportation Revenue	5.000%	10/1/31	2,000	2,110
Lee Memorial Health System Florida Hospital Revenue	5.250%	4/1/35 (14)	12,480	12,596
Marion County FL Hospital District Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	14,290	14,688
Miami FL Special Obligation Revenue (Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,060
Miami FL Special Obligation Revenue (Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,062
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/21	2,000	2,304
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/23	3,000	3,358
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	3,000	3,300
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	2,165	2,420
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/25	4,720	5,236
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/28	2,000	2,087
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	14,165	14,658
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/30	4,270	4,388
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.375%	10/1/35	5,200	5,419
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	9,000	9,405
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	1,775	1,855
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.250%	4/1/19	2,505	2,714
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	2,365	2,738
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/26 (2)	17,240	18,872
Miami-Dade County FL Public Facilities Revenue (Jackson Memorial Hospital)	5.000%	6/1/28 (14)	2,090	2,147
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,723
Miami-Dade County FL School Board COP	5.250%	5/1/29 (12)	5,850	6,235
Miami-Dade County FL School Board COP	5.250%	5/1/30 (12)	10,000	10,793
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,646
Miami-Dade County FL Seaport Revenue	5.750%	10/1/32	5,150	5,532
Miami-Dade County FL Seaport Revenue	5.500%	10/1/42	5,000	5,217
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	10,000	10,393
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/37	2,500	2,556

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Miami-Dade County FL Special Obligation Revenue TOB VRDO	0.080%	11/1/13 LOC	5,464	5,464
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,240
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/37	7,000	7,148
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	4,988
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	7,704
North Brevard County FL Hospital District Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,072
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	6,940	6,703
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	2,000	1,932
Orange County FL Health Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/16 (14)	1,515	1,627
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	6,561
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,527
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	8,532
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/28	2,000	2,111
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/28 (12)	5,000	5,287
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/30	1,000	1,040
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/32 (4)	5,340	5,605
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/29	3,675	4,041
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/33	3,555	3,856
Orlando FL Utility Commission Utility System Revenue	5.250%	10/1/39	2,500	2,673
Orlando FL Utility Commission Water & Electric Revenue	5.000%	10/1/15 (Prere.)	2,100	2,286
Palm Beach County FL Criminal Justice Facilities Revenue	7.200%	6/1/15 (14)	4,000	4,401
Palm Beach County FL Public Improvement Revenue	5.000%	5/1/33	1,700	1,778
Palm Beach County FL Public Improvement Revenue	5.000%	5/1/38	8,000	8,241
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	7,934
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,161
Palm Beach County FL Solid Waste Authority Revenue	5.500%	10/1/28	25,000	28,202
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/16 (Prere.)	2,000	2,256
Polk County FL Public Facilities Revenue	5.000%	12/1/30 (14)	17,835	18,694
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	10,000	10,834
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,084
Sarasota County FL Public Hospital District Hospital Revenue
(Sarasota Memorial Hospital Project)	5.625%	7/1/39	10,000	10,240
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,459
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,196
Seminole County FL School Board COP	5.000%	7/1/22 (4)	1,990	2,209
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	1,455	1,533
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,565
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,077
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,290
South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/20	5,000	5,648
South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/22	5,000	5,618
St. Johns County FL Development Authority Revenue
(Presbyterian Retirement Communities Project)	6.000%	8/1/45	5,000	5,164
St. Johns County FL Industrial Development Authority Health Care Revenue
(Vicars Landing Project)	5.000%	2/15/17	915	945
St. Johns County FL Ponte Vedra Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,811
St. Petersburg FL Health Facilities Authority Revenue
(All Children’s Hospital Inc. Obligated Group)	6.500%	11/15/39	2,000	2,184
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,073
Sunrise FL Utility System Revenue	5.500%	10/1/18 (ETM)	12,000	13,813
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,538
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,549
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,335
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/26	1,000	1,093
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/28	1,700	1,820
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/29	1,950	2,067
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/33	7,407	7,593
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/30	1,525	1,738
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/31	1,600	1,814
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/32	2,750	3,098
				725,786
Georgia (2.5%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/21	3,360	3,864
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/33 (4)	10,020	10,216
Atlanta GA Airport Revenue	5.000%	1/1/33	2,615	2,725
Atlanta GA Airport Revenue	5.000%	1/1/33	5,000	5,211
Atlanta GA Airport Revenue	5.000%	1/1/34	2,750	2,852
Atlanta GA Airport Revenue	5.000%	1/1/34	5,000	5,186

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Atlanta GA Airport Revenue	5.000%	1/1/37	6,010	6,176
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/13 (Prere.)	14,775	14,775
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/15 (4)	8,500	9,352
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/33 (14)	11,650	11,679
Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	5.500%	1/1/33	3,000	3,151
Cobb County GA Kennestone Hospital Authority Revenue	5.250%	4/1/41	10,000	10,271
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.500%	8/15/26 (14)	12,000	13,141
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	3,000	3,132
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	7,000	7,257
Georgia GO	5.000%	7/1/29	2,000	2,233
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/30	4,315	4,599
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/39	7,000	7,197
Georgia Road & Tollway Authority Revenue	5.000%	3/1/21	2,815	3,390
2 Gwinnett County GA School District GO	5.000%	2/1/36	5,000	5,419
Gwinnett County GA Water & Sewer Authority Revenue	5.000%	8/1/20	2,900	3,489
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/32	4,500	4,588
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/35	3,405	3,440
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/17	310	338
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	1,100	1,213
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	10,305	11,458
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/25	15,000	16,513
Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	6.250%	7/1/18	8,300	9,370
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.500%	1/1/26	7,000	8,032
Municipal Electric Authority Georgia Revenue (Project One)	5.000%	1/1/21	3,000	3,476
Private Colleges & University Authority of Georgia Revenue (Emory University)	5.000%	9/1/32	1,500	1,602
Private Colleges & University Authority of Georgia Revenue (Mercer University)	6.500%	11/1/15 (ETM)	2,650	2,815
				198,160
Hawaii (0.7%)
Hawaii Department of Budget & Finance Special Purpose Revenue
(Hawaii Pacific Health Obligated Group)	5.500%	7/1/38	4,360	4,495
Hawaii GO	5.000%	12/1/18	2,000	2,376
Hawaii GO	5.000%	12/1/21	5,150	6,182
Hawaii Harbor System Revenue	5.500%	7/1/35	5,000	5,389
Hawaii Harbor System Revenue	5.625%	7/1/40	5,000	5,389
Honolulu HI City & County GO	5.250%	4/1/28	8,000	8,819
Honolulu HI City & County GO	5.250%	4/1/30	8,000	8,817
Honolulu HI City & County GO	5.250%	8/1/33	2,000	2,187
Honolulu HI City & County GO	5.250%	8/1/34	1,500	1,634
Honolulu HI City & County Wastewater System Revenue	5.250%	7/1/36	5,000	5,402
University of Hawaii Revenue	6.000%	10/1/38	2,500	2,826
				53,516
Idaho (0.2%)
Idaho Health Facilities Authority Revenue (Trinity Health Group)	6.250%	12/1/33	6,000	6,808
Idaho Housing & Finance Association RAN	5.000%	7/15/22	6,465	7,214
				14,022
Illinois (7.7%)
Chicago IL (City Colleges Capital Improvement Project) GO	0.000%	1/1/16 (14)	8,500	8,027
Chicago IL Board of Education GO	5.500%	12/1/39	10,000	9,863
Chicago IL Board of Education GO	5.000%	12/1/42	12,925	11,749
Chicago IL GO	5.600%	1/1/16 (Prere.)	7,010	7,854
Chicago IL GO	5.610%	1/1/16 (Prere.)	3,695	4,140
Chicago IL GO	5.650%	1/1/16 (Prere.)	7,985	8,955
Chicago IL GO	5.530%	1/1/20 (14)	5,000	5,312
Chicago IL GO	5.000%	1/1/21 (4)	3,000	3,061
Chicago IL GO	5.580%	1/1/22 (14)	5,000	5,235
Chicago IL GO	5.000%	12/1/22	3,230	3,351
Chicago IL GO	5.600%	1/1/24 (14)	2,480	2,546
Chicago IL GO	5.610%	1/1/25 (14)	1,305	1,333
Chicago IL GO	5.000%	1/1/28 (4)	7,500	7,424
Chicago IL GO	5.650%	1/1/28 (14)	2,820	2,847
Chicago IL GO	5.250%	1/1/35	7,000	6,731
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/31	7,500	7,939
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25 (4)	17,000	18,280
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/26 (4)	17,600	18,860
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,374
Chicago IL O’Hare International Airport Revenue	5.750%	1/1/43	9,000	9,050
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.230%	11/7/13 (12)	5,805	5,805
Chicago IL Park District GO	5.000%	1/1/36	4,000	3,911
Chicago IL Public Building Commission GO	7.000%	1/1/20 (ETM)	27,500	35,160

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chicago IL Sales Tax Revenue	5.000%	1/1/29	4,265	4,491
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/36	6,400	6,565
Chicago IL Water Revenue	5.750%	11/1/30 (2)	12,000	13,451
Cook County IL Community College District GO	5.125%	12/1/38	4,250	4,278
Cook County IL Forest Preservation District GO	5.000%	12/15/32	1,000	1,043
Cook County IL Forest Preservation District GO	5.000%	12/15/37	2,500	2,579
Du Page & Cook Counties IL Community Consolidated School District GO	5.000%	6/1/23	4,695	5,487
Illinois Finance Authority Revenue (Advocate Health Care Network)	5.000%	6/1/42	16,580	16,554
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/34	7,750	7,946
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/37	5,000	5,026
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/42	2,925	2,920
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41	5,000	5,406
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41 (4)	1,500	1,607
Illinois Finance Authority Revenue (Central DuPage Health)	5.250%	11/1/39	4,000	4,066
Illinois Finance Authority Revenue (Chicago University)	5.500%	8/15/36	15,000	16,378
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.375%	8/15/39	10,000	10,106
Illinois Finance Authority Revenue (Elmhurst Memorial Healthcare) VRDO	0.080%	11/1/13 LOC	17,725	17,725
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.125%	5/15/43	2,500	2,094
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.250%	5/15/47	9,670	8,085
Illinois Finance Authority Revenue (Loyola University)	5.000%	7/1/42	2,000	2,000
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.375%	7/1/33	3,000	3,062
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	11/15/29	15,000	17,580
Illinois Finance Authority Revenue (OSF Healthcare System)	6.000%	5/15/39	6,260	6,768
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/41	6,000	5,886
Illinois Finance Authority Revenue (Riverside Health System)	6.250%	11/15/35	4,600	4,919
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	7.000%	8/15/44	16,000	17,248
Illinois Finance Authority Revenue (Southern Illinois Healthcare)	5.375%	3/1/35 (4)	5,000	5,139
Illinois Finance Authority Revenue (Trinity Health Corp.)	5.000%	12/1/30	3,000	3,119
Illinois Finance Authority Revenue (University of Chicago)	5.000%	10/1/32	790	840
Illinois Finance Authority Revenue (University of Chicago)	5.750%	7/1/33	7,750	8,503
Illinois Finance Authority Revenue (University of Chicago)	5.500%	7/1/37	10,000	10,879
Illinois GO	5.000%	8/1/20	10,000	10,980
Illinois GO	5.000%	3/1/21	4,000	4,336
Illinois GO	5.000%	8/1/21	7,000	7,588
Illinois GO	5.000%	8/1/23	1,500	1,606
Illinois GO	5.000%	8/1/24	9,000	9,450
Illinois GO	5.000%	8/1/25	2,000	2,077
Illinois GO	5.500%	7/1/33	3,350	3,420
Illinois GO	5.500%	7/1/38	7,500	7,527
Illinois Regional Transportation Authority Revenue	7.200%	11/1/20 (2)	17,305	20,289
Illinois Sales Tax Revenue	5.000%	6/15/17	3,000	3,413
Illinois Sports Facilities Authority Revenue	5.500%	6/15/30 (2)	10,000	10,554
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	7,095	7,532
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	2,600	2,856
Illinois Toll Highway Authority Revenue	5.000%	1/1/24 (4)	3,465	3,766
Illinois Toll Highway Authority Revenue	5.500%	1/1/33	20,000	21,634
Illinois Toll Highway Authority Revenue	5.000%	1/1/38	10,000	10,021
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	6/15/20	5,000	5,085
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/20	5,500	5,762
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/34 (14)	4,870	1,414
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/44 (4)	10,000	1,612
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	5.250%	6/15/50	9,210	9,215
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/22	5,000	5,777
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/26	2,000	2,157
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	15,000	16,083
Springfield IL Water Revenue	5.000%	3/1/37	8,000	8,354
University of Illinois Auxiliary Facilities System Revenue	5.500%	4/1/31	3,000	3,197
				598,262
Indiana (1.2%)
Indiana Finance Authority Facilities Revenue (Wabash Valley Correctional Facility)	5.250%	7/1/19	2,500	2,977
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/39	3,000	3,062
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/42	9,000	8,773
Indiana Finance Authority Revenue (BHI Senior Living)	6.000%	11/15/41	10,000	9,761
Indiana Finance Authority Revenue
(Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/41	6,500	6,202
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/37	7,000	7,192
1 Indiana Health & Educational Facility Financing Authority Revenue
(Ascension Health Credit Group) TOB VRDO	0.090%	11/1/13	10,400	10,400

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Indiana Municipal Power Agency Revenue	5.750%	1/1/34	8,000	8,074
Indianapolis IN Local Public Improvement Bond Bank Revenue (Bank-Waterworks Project)	5.750%	1/1/38	10,000	10,655
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/29 (4)	5,245	5,757
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.750%	2/1/36	8,800	9,633
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	8,250	8,500
				90,986
Iowa (0.2%)
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.250%	12/1/25	15,000	13,692

Kentucky (0.8%)
Kentucky Asset/Liability Commission General Fund Revenue	0.578%	11/1/17 (14)	6,050	6,031
Kentucky Asset/Liability Commission General Fund Revenue	0.698%	11/1/21 (14)	23,435	22,757
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.375%	8/15/24	5,000	5,529
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.000%	8/15/42	6,225	6,264
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.250%	8/15/46	2,000	2,033
Louisville & Jefferson County KY Metropolitan Government Health System Revenue
(Norton Healthcare Obligated Group)	5.750%	10/1/42	10,500	10,763
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/35	4,500	4,488
Warren County KY Hospital Revenue
(Bowling Green-Warren County Community Hospital Corp. Project)	5.000%	4/1/35	1,600	1,611
				59,476
Louisiana (1.0%)
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	6,880	7,366
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	5,000	5,353
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	8,065	8,635
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/26	7,500	8,578
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/28 (10)	2,500	2,592
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Women’s Hospital Foundation Project)	5.875%	10/1/40	14,000	14,796
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.375%	5/15/43	10,000	10,053
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/28	4,000	4,242
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/29	3,000	3,152
Louisiana State University Revenue	5.000%	7/1/24	1,000	1,141
Louisiana State University Revenue	5.000%	7/1/25	505	568
New Orleans LA GO	0.000%	9/1/16 (2)	5,785	5,372
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	4,000	3,992
				75,840
Maine (0.0%)
Maine Health & Higher Educational Facilities Authority Revenue
(Eastern Maine Medical Center Obligated Group)	5.000%	7/1/33	1,500	1,524

Maryland (0.6%)
Baltimore County MD GO	5.000%	2/1/26	2,800	3,231
Maryland Economic Development Corp. Pollution Control Revenue (Potomac Electric Power Co.)	6.200%	9/1/22	4,000	4,750
Maryland Economic Development Corp. Student Housing Revenue
(University of Maryland College Park)	5.000%	6/1/28 (12)	500	508
Maryland GO	5.000%	8/1/15	2,425	2,625
Maryland GO	5.000%	3/1/16	3,720	4,118
Maryland Health & Higher Educational Facilities Authority Revenue (Charlestown Community)	6.250%	1/1/41	5,000	5,252
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/38	10,000	9,957
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	7.000%	7/1/22 (14)	10,905	13,286
				43,727
Massachusetts (4.1%)
Massachusetts Bay Transportation Authority Assessment Revenue	5.250%	7/1/34	2,500	2,736
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21 (ETM)	6,680	7,445
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21	6,070	7,666
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.500%	7/1/29 (14)	3,085	3,696
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.300%	11/7/13	10,321	10,321
Massachusetts College Building Authority Revenue	0.000%	5/1/17 (ETM)	7,460	7,188
Massachusetts College Building Authority Revenue	5.000%	5/1/35	2,500	2,700
Massachusetts College Building Authority Revenue	5.000%	5/1/41	2,000	2,087
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/26	8,000	8,642
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/27	8,000	8,537
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/35	5,000	5,229
Massachusetts Development Finance Agency Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	10,000	10,862

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/40	1,325	1,310
Massachusetts Development Finance Agency Revenue (Harvard University)	5.250%	2/1/34	3,000	3,295
Massachusetts Development Finance Agency Revenue (Wellesley College)	5.000%	7/1/42	5,000	5,262
Massachusetts GO	5.000%	10/1/16	3,000	3,382
Massachusetts GO	5.000%	10/1/17	3,000	3,482
Massachusetts GO	5.000%	8/1/36	9,855	10,458
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.750%	7/1/31	8,500	8,787
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	5.500%	11/15/36	15,000	16,724
1 Massachusetts Health & Educational Facilities Authority Revenue (Harvard University) TOB VRDO	0.080%	11/1/13	1,015	1,015
Massachusetts Health & Educational Facilities Authority Revenue (Lahey Clinic Medical Center)	5.000%	8/15/30 (14)	7,460	7,537
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	7,755	8,404
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	10,000	10,837
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	2,400	2,601
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	15,485	16,782
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30	2,000	2,192
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	745	778
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30	10,100	11,069
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.250%	10/15/35	3,000	3,264
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	6,275	6,579
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	5/15/38	10,000	10,575
Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/14 (Prere.)	7,295	7,357
Massachusetts Special Obligation Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	10,000	10,093
Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/27 (14)	7,190	8,325
Massachusetts Water Resources Authority Revenue	6.500%	7/15/19 (ETM)	17,355	20,098
Massachusetts Water Resources Authority Revenue	5.000%	8/1/27	3,000	3,360
Massachusetts Water Resources Authority Revenue	5.000%	8/1/31 (2)	21,000	22,435
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35 (14)	12,000	12,965
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35	5,000	5,296
Massachusetts Water Resources Authority Revenue	5.000%	8/1/36	1,000	1,063
Massachusetts Water Resources Authority Revenue	5.250%	8/1/42	5,000	5,375
Metropolitan Boston MA Transit Parking Corp. Revenue	5.250%	7/1/36	4,500	4,791
University of Massachusetts Building Authority Revenue	5.000%	11/1/39	10,795	11,321
				323,921
Michigan (1.6%)
Detroit MI GO	5.000%	4/1/15 (12)	2,875	2,849
Detroit MI GO	5.000%	4/1/16 (12)	3,015	2,959
Detroit MI GO	5.000%	4/1/17 (12)	3,170	3,079
Detroit MI Sewer System Revenue	5.125%	7/1/15 (Prere.)	3,970	4,287
Detroit MI Sewer System Revenue	5.500%	7/1/29 (14)	8,300	8,054
Detroit MI Water & Sewerage Department Sewage Disposal System Revenue	5.250%	7/1/39	1,000	919
Detroit MI Water Supply System Revenue	7.000%	7/1/36 (4)	5,500	5,766
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/26 (4)	2,500	2,581
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	1/15/42	10,805	10,675
Michigan Building Authority Revenue	5.000%	10/15/29	1,375	1,448
Michigan Building Authority Revenue	5.250%	10/15/47	2,000	2,026
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/23	6,785	7,937
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/25	1,500	1,713
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/26	3,100	3,499
Michigan GO	5.250%	9/15/26 (4)	14,000	15,312
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.750%	11/15/39	5,000	5,112
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.125%	6/1/39	9,000	9,490
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/24	10,000	11,125
Michigan State University Revenue	5.000%	8/15/26	1,165	1,315
Michigan State University Revenue	5.000%	8/15/27	1,000	1,118
Michigan Tobacco Settlement Financing Authority Revenue	5.250%	6/1/22	3,895	3,308
Michigan Tobacco Settlement Financing Authority Revenue	6.000%	6/1/34	10,675	8,491
Michigan Tobacco Settlement Financing Authority Revenue	6.000%	6/1/48	4,445	3,366
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	6.000%	8/1/39	8,000	8,448
				124,877
Minnesota (0.3%)
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.750%	11/15/32	4,250	4,903
Minnesota GO	5.000%	10/1/16	2,850	3,220
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/17	1,940	2,199
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/19	2,100	2,412
University of Minnesota Revenue	5.125%	4/1/34	1,250	1,373
University of Minnesota Revenue	5.000%	8/1/35	10,300	10,906
				25,013
Mississippi (0.5%)
Mississippi Development Bank Special Obligation Revenue
(Municipal Energy Agency Power Supply Project)	5.000%	3/1/36 (10)	5,000	4,882

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mississippi State University Educational Building Corp. Revenue	5.250%	8/1/38	2,500	2,685
2 S.M. Educational Building Corp. Mississippi Revenue
(Residence Hall Construction & Refunding Project)	5.000%	3/1/43	14,490	14,969
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	6.500%	9/1/32	10,000	10,676
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	5.375%	12/1/35	4,750	4,643
				37,855
Missouri (0.7%)
Bi-State Development Agency of the Missouri-Illinois Metropolitan District
Mass Transit Sales Tax Revenue	5.000%	10/1/44	4,670	4,829
Curators of the University of Missouri System Facilities Revenue	5.000%	11/1/24	1,500	1,723
Missouri Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)	5.000%	6/1/35	11,660	11,679
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500%	11/15/33	3,500	3,626
Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Lester Cox Medical Center)	5.250%	6/1/15 (14)	2,380	2,442
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.000%	11/15/37	14,950	16,043
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.375%	3/15/39	8,000	8,818
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Iatan 2 Project)	5.750%	1/1/29	5,000	5,220
				54,380
Montana (0.1%)
Forsyth MT Pollution Control Revenue (Puget Sound Energy Project)	3.900%	3/1/23	4,200	3,926

Nebraska (0.5%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.250%	12/1/20	5,000	5,713
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.000%	4/1/29	2,000	2,112
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.375%	4/1/39 (13)	3,000	3,209
Nebraska Educational Finance Authority Revenue (Creighton University) VRDO	0.080%	11/1/13 LOC	13,590	13,590
Nebraska Public Power District Revenue	5.000%	1/1/27	1,500	1,659
Omaha NE Public Power District Electric Revenue	5.500%	2/1/39	5,000	5,465
University of Nebraska Student Fee Revenue	5.000%	7/1/37	5,000	5,267
				37,015
Nevada (0.9%)
Clark County NV GO	6.500%	6/1/17 (2)	5,000	5,933
Clark County NV School District GO	5.000%	12/15/14 (Prere.)	12,590	13,263
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.625%	7/1/24	2,000	2,051
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.250%	7/1/31	11,710	11,783
Las Vegas Valley Water District Nevada GO	5.000%	6/1/27	1,050	1,155
Las Vegas Valley Water District Nevada GO	5.000%	6/1/29	7,470	8,070
Las Vegas Valley Water District Nevada GO	5.000%	6/1/30	7,845	8,404
Las Vegas Valley Water District Nevada GO	5.000%	2/1/31	2,125	2,246
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/23 (4)	5,000	5,687
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/25 (4)	10,255	11,612
				70,204
New Hampshire (0.2%)
New Hampshire Health & Education Facilities Authority Revenue (Concord Hospital)	5.000%	10/1/43	2,500	2,473
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)	6.000%	8/1/38	2,400	2,590
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) VRDO	0.070%	11/1/13	1,000	1,000
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/34	1,375	1,324
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	3,050	2,870
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	8,000	8,847
				19,104
New Jersey (5.2%)
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	5,000	5,010
Hoboken-Union City-Weehawken NJ Sewerage Authority Revenue	6.250%	8/1/15 (ETM)	10,820	11,924
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/15 (Prere.)	6,515	6,926
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	12/15/19 (2)	25,000	29,908
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/20 (2)	10,000	11,840
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/26	3,000	3,329
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/26 (2)	10,000	11,784
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/27 (14)	9,000	10,524
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/28	20,000	21,657
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/32	3,000	3,133
New Jersey Economic Development Authority Revenue (School Facilities Construction) PUT	5.000%	9/1/15 (Prere.)	22,000	23,870
New Jersey Economic Development Authority Revenue
(Trustees of the Lawrenceville School Project) VRDO	0.060%	11/1/13	2,900	2,900
New Jersey Educational Facilities Authority Revenue (New Jersey Institute of Technology)	5.000%	7/1/31	3,000	3,131
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	7,250	9,585

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Greystone Park Psychiatric Hospital Project)	5.000%	9/15/29	7,335	7,648
New Jersey Health Care Facilities Financing Authority Revenue
(Hospital Capital Asset Pooled Program) VRDO	0.090%	11/7/13 LOC	6,000	6,000
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	8,190	8,588
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	4.250%	10/1/32	2,425	2,568
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	6.500%	10/1/38	755	769
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21 (14)	36,000	42,982
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/22	5,000	5,802
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/22 (2)	8,500	10,012
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/23	5,180	6,075
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/25 (2)	15,000	8,749
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/26	2,000	2,213
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/27	15,000	7,594
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/28	12,000	12,970
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/28	23,000	10,899
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/29	1,925	2,043
New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.000%	6/15/35	2,000	2,222
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/38 (12)	8,000	8,652
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/39	5,300	5,672
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/42	14,000	14,284
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/44	10,000	10,152
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	270	305
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	2,450	2,710
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (14)(ETM)	270	305
New Jersey Turnpike Authority Revenue	5.000%	1/1/29	10,000	10,718
New Jersey Turnpike Authority Revenue	5.000%	1/1/29	4,550	4,892
New Jersey Turnpike Authority Revenue	5.000%	1/1/30	13,295	14,130
New Jersey Turnpike Authority Revenue	0.000%	1/1/35 (2)	34,500	32,631
New Jersey Turnpike Authority Revenue	5.000%	1/1/38	7,000	7,264
				404,370
New Mexico (0.4%)
New Mexico Finance Authority Transportation Revenue	5.250%	6/15/14 (Prere.)	10,000	10,317
New Mexico GO	5.000%	3/1/14	2,410	2,449
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/39	6,500	6,535
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/42	14,745	14,879
				34,180
New York (15.6%)
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.375%	7/15/43	6,000	6,350
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	4,200	4,318
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/22	2,000	2,348
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/24	8,120	9,263
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/25	6,710	7,564
Hudson Yards Infrastructure Corp. New York Revenue	4.500%	2/15/47 (14)	11,075	10,440
2 Hudson Yards Infrastructure Corp. New York Revenue	5.750%	2/15/47	28,730	30,434
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/25	3,680	4,030
Long Island NY Power Authority Electric System Revenue	6.250%	4/1/33	3,000	3,430
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/38	2,500	2,536
Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/32	3,000	2,985
Nassau County NY Tobacco Settlement Corp. Revenue	5.000%	6/1/35	6,355	4,696
New York City NY GO	5.000%	8/1/21	6,000	7,010
New York City NY GO	5.125%	12/1/23	12,875	14,673
New York City NY GO	5.000%	8/1/24	5,000	5,660
New York City NY GO	5.000%	8/1/25	5,000	5,640
New York City NY GO	5.000%	10/1/25	11,800	13,240
New York City NY GO	5.000%	8/1/27	7,000	7,789
New York City NY GO	5.000%	8/1/31	5,000	5,364
New York City NY GO	5.000%	3/1/32	5,000	5,362
New York City NY GO	5.000%	8/1/32	14,000	14,943
New York City NY GO	5.000%	10/1/32	5,260	5,627
New York City NY GO	5.000%	8/1/35	1,500	1,585
New York City NY GO VRDO	0.070%	11/1/13 LOC	5,300	5,300
New York City NY GO VRDO	0.070%	11/1/13 LOC	3,200	3,200
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	6,000	6,269

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/20 (12)	8,400	7,004
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/22 (12)	4,585	3,448
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/24 (12)	9,670	6,472
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/28	2,000	2,217
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	10,000	10,743
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	15,000	15,762
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	6,580	7,017
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/32	7,500	8,095
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	10,000	10,676
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	3,500	3,727
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	7,500	7,878
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/39	12,000	12,482
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/40	15,500	16,339
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/43	12,000	12,422
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.375%	6/15/43	21,000	22,358
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.500%	6/15/43	4,110	4,410
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/44	9,250	9,563
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,035
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	6,320	6,553
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/47	11,500	11,942
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	4,300	4,300
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	3,000	3,000
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	28,800	28,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.080%	11/1/13	6,075	6,075
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/28	12,000	13,153
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	16,000	17,008
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	800	850
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/33	5,000	5,291
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	7/15/37	2,750	2,916
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/18	3,000	3,552
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/19 (Prere.)	865	1,033
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/22	2,000	2,366
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/23	7,225	8,390
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/29	5,000	5,497
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/29	15,000	16,529
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/30	11,780	12,697
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/33	2,500	2,670
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/33	5,000	5,339
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/34	6,135	6,637
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/34	5,250	5,610
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/35	10,940	11,594
2 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/35	10,000	10,690
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/38	7,050	7,356
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/38	20,000	21,051
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/39	15,875	16,648
1 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.090%	11/1/13	4,595	4,595
New York City NY Transitional Finance Authority Recovery Revenue VRDO	0.060%	11/1/13	25,720	25,720
New York City NY Transitional Finance Authority Revenue VRDO	0.070%	11/1/13	4,600	4,600
New York City NY Trust for Cultural Resources Revenue
(Lincoln Center for the Performing Arts Inc.)VRDO	0.070%	11/1/13 LOC	8,530	8,530
New York GO	5.000%	2/1/30	3,385	3,660
New York GO	5.000%	2/15/30	4,000	4,351
New York Liberty Development Corp. Revenue	5.000%	11/15/31	3,000	3,102
New York Liberty Development Corp. Revenue	5.000%	12/15/41	12,100	12,424
New York Liberty Development Corp. Revenue	5.000%	11/15/44	10,550	10,640
New York Liberty Development Corp. Revenue	5.750%	11/15/51	8,000	8,540
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23	6,800	7,529
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	2,525	2,791
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/29	5,000	5,320
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	6,500	6,868
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	4,750	5,019
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/31	2,000	2,104
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/31	11,935	12,526
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/32	4,500	4,703
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/38	8,550	8,732
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/38	5,000	5,106
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/40	7,500	7,740
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	5.000%	11/15/34	3,750	3,915
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/24	5,000	5,714
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/24	3,000	3,429
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/28	10,250	11,266

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,208
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/29	10,000	10,887
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/25	5,575	6,219
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/25	7,000	7,809
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/26	2,570	2,831
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/26	9,885	10,890
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/31	3,000	3,141
2 New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/38	10,000	10,222
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.250%	11/15/41	8,000	8,265
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/40	8,700	8,963
New York State Dormitory Authority Revenue (Columbia University)	5.000%	7/1/40	12,000	12,713
New York State Dormitory Authority Revenue (Columbia University)	5.000%	10/1/41	2,000	2,132
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/19 (ETM)	10	12
New York State Dormitory Authority Revenue (New York University)	5.750%	7/1/27 (14)	10,000	12,117
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/37	2,800	2,903
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/39	2,000	2,092
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/42	5,800	6,014
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/19	9,765	11,610
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/20	10,000	11,680
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/21 (ETM)	5	6
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/23	5,000	5,608
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	4,750	5,254
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/30	26,300	28,691
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/31	9,730	10,481
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/31	2,000	2,167
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/33	10,000	10,668
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/34	22,000	23,334
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/37	2,250	2,362
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/37	3,005	3,162
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/39	10,100	10,508
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/40	7,500	7,917
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/42	1,545	1,605
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (4)	4,000	4,698
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22 (4)	7,240	8,291
New York State Dormitory Authority Revenue (State University Educational Facilities)	5.000%	5/15/26	2,000	2,241
New York State Dormitory Authority Revenue (The New School)	6.000%	7/1/50	5,000	5,347
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/29	5,860	6,583
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/36	3,500	3,697
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/41	5,000	5,220
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/43	2,035	2,145
New York State Thruway Authority Revenue	5.000%	1/1/37	7,000	7,227
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	5,000	5,444
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/30	5,000	5,347
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/31	6,265	6,658
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/28	3,675	4,103
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/30	8,000	8,633
New York State Urban Development Corp. Revenue	5.000%	1/1/23	7,785	8,681
New York State Urban Development Corp. Revenue	5.625%	1/1/28	7,385	8,011
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/21	10,000	11,821
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/32	11,170	12,017
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/33	10,000	10,702
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/43	5,060	5,267
Port Authority of New York & New Jersey Revenue	5.000%	10/15/39	2,000	2,092
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.000%	12/1/42	10,000	10,725
Suffolk NY Tobacco Asset Securitization Corp. Revenue	6.625%	6/1/44	5,500	4,983
Suffolk NY Tobacco Asset Securitization Corp. Revenue	6.000%	6/1/48	4,000	3,281
Tobacco Settlement Financing Corp. New York Revenue	5.500%	6/1/20	12,565	12,620
Tobacco Settlement Financing Corp. New York Revenue	5.250%	6/1/21 (2)	12,000	12,036
Tobacco Settlement Financing Corp. New York Revenue	5.250%	6/1/22 (2)	5,000	5,015
Triborough Bridge & Tunnel Authority New York Revenue	6.125%	1/1/21 (ETM)	6,565	8,208
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	1/1/27	3,000	3,340
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/38	12,500	13,053
				1,220,132
North Carolina (0.7%)
Cary NC Combined Enterprise System Revenue	5.000%	12/1/42	5,250	5,605
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,430
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,077
Charlotte NC Water & Sewer System Revenue	5.000%	7/1/33	5,000	5,489

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.125%	1/15/37	2,000	2,021
North Carolina Capital Facilities Finance Agency Revenue (Duke University Project)	5.000%	10/1/38	6,865	7,365
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/23	5,000	5,436
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/26	5,000	5,393
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/26	3,000	3,304
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	499
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/38	1,825	1,815
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.250%	6/1/29	3,000	3,164
North Carolina Municipal Power Agency Revenue	5.250%	1/1/20	4,000	4,493
Wake County NC GO	4.000%	2/1/14	2,000	2,019
				51,110
Ohio (1.4%)
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	10,000	10,728
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,302
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/25	4,000	4,422
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/30	4,930	3,996
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.750%	6/1/34	5,500	4,283
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36	5,465	6,007
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41	5,000	5,160
Columbus OH GO	5.000%	12/15/13	2,000	2,012
Franklin County OH GO	5.000%	12/1/15	2,000	2,191
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	1,750	1,787
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250%	11/15/27	3,250	3,499
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250%	11/15/28	6,000	6,405
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.000%	11/15/29	5,270	5,457
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000%	11/15/41	3,220	3,518
Middletown OH City School District GO	5.000%	12/1/25 (4)	4,715	4,970
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	10/1/24	1,000	1,157
Ohio GO	5.000%	5/1/15 (Prere.)	4,450	4,765
Ohio GO	5.000%	2/1/29	3,000	3,305
3 Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group)	0.550%	1/1/18	2,250	2,250
Ohio Higher Educational Facility Commission Revenue
(Cleveland Clinic Health System Obligated Group)	5.000%	1/1/38	2,000	2,039
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.500%	1/1/39	10,000	10,923
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	7,750	7,614
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.250%	1/15/46	2,000	2,006
Ohio Housing Finance Agency Residential Mortgage Revenue	5.250%	9/1/28	690	701
Ohio State University General Receipts Revenue	5.000%	6/1/38	7,000	7,364
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.750%	2/15/38	3,500	3,578
				111,439
Oklahoma (0.1%)
Oklahoma Development Finance Authority Pollution Control Revenue (Public Service Co. Project)	5.250%	6/1/14	3,300	3,378
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	852
				4,230
Oregon (0.5%)
Oregon Department of Administrative Services COP	5.000%	5/1/27	6,755	7,344
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/30	4,000	4,473
Oregon Department of Transportation Highway User Tax Revenue	5.000%	11/15/38	5,000	5,384
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,140
Oregon GO (Veterans Welfare) VRDO	0.080%	11/1/13	3,700	3,700
Oregon Health & Science University Revenue	5.000%	7/1/27	2,150	2,352
Umatilla County OR Hospital Facility Authority Revenue (Catholic Health Initiatives)	5.000%	5/1/22	12,380	12,622
				38,015
Pennsylvania (3.2%)
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	8,000	8,866
Centre County PA Hospital Authority Revenue (Mount Nittany Medical Center Project)	5.000%	11/15/32	3,000	3,019
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/36	3,000	3,071
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/31	11,420	10,238
Franklin County PA Industrial Development Authority Revenue (Chambersburg Hospital Project)	5.375%	7/1/42	4,325	4,364
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/27	3,095	3,354
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/35	3,000	3,252
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/40	2,390	2,566
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/35	2,500	2,529
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/40	3,500	3,527
2 Northampton County PA General Purpose Authority University Revenue (Lafayette College)	5.000%	11/1/43	7,000	7,251
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	4,350	4,850

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Economic Development Financing Authority Revenue (UPMC Obligated Group)	5.000%	7/1/38	12,000	12,091
Pennsylvania GO	5.000%	9/1/14 (4)	8,100	8,426
Pennsylvania GO	5.000%	3/1/15	2,065	2,196
Pennsylvania GO	5.000%	4/1/24	3,000	3,555
Pennsylvania GO	5.000%	6/1/27	4,890	5,514
2 Pennsylvania GO	5.000%	10/15/32	15,000	16,337
Pennsylvania Higher Educational Facilities Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,083
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/40	5,160	5,184
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/27	1,120	1,221
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/28	3,100	3,345
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/30	3,000	3,180
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/31	1,500	1,582
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/32	1,500	1,573
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/31 (4)	15,000	15,353
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/25	3,410	3,792
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/26	3,820	4,194
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.500%	12/1/28	9,015	10,048
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.500%	12/1/31	7,255	7,899
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/42	1,000	1,022
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/43	5,000	5,095
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	6,000	6,221
Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	5,000	5,284
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	4,000	4,060
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	6,000	6,787
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	3,135	3,514
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	20,990	21,408
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	9,595	9,776
Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	2,000	2,100
Philadelphia PA School District GO	6.000%	9/1/38	7,000	7,514
Pittsburgh PA Water & Sewer Authority Revenue	7.250%	9/1/14 (ETM)	625	657
University of Pittsburgh of the Commonwealth System of
Higher Education Pennsylvania Revenue (University Capital Project)	5.250%	9/15/30	5,000	5,577
Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/31	3,000	3,137
Westmoreland County PA Municipal Authority Revenue	5.000%	8/15/37	4,210	4,291
Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/40	3,500	3,554
				253,457
Puerto Rico (1.3%)
Puerto Rico Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	1,000	732
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/22 (14)	2,930	2,618
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/30 (3)(14)	5,000	4,190
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/38	165	121
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/40	10,280	7,535
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/42	14,400	10,180
Puerto Rico GO	6.000%	7/1/27 (14)	6,500	5,822
Puerto Rico GO	5.750%	7/1/38	4,180	3,174
Puerto Rico GO	5.500%	7/1/39	3,350	2,442
Puerto Rico GO	5.000%	7/1/41	8,385	5,924
Puerto Rico GO	5.750%	7/1/41	465	347
Puerto Rico Infrastructure Financing Authority Special Tax Revenue	0.000%	7/1/30 (3)	14,215	2,795
Puerto Rico Infrastructure Financing Authority Special Tax Revenue	0.000%	7/1/31 (3)	2,000	357
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	2/1/14 (Prere.)	415	421
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	8/1/29	14,585	13,312
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/36	12,180	2,113
Puerto Rico Sales Tax Financing Corp. Revenue	5.375%	8/1/36	365	294
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/37	7,475	1,201
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/37	7,060	5,772
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/38	15,875	2,361
Puerto Rico Sales Tax Financing Corp. Revenue	5.375%	8/1/38	4,120	3,297
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/39	15,010	2,016
Puerto Rico Sales Tax Financing Corp. Revenue	5.375%	8/1/39	3,000	2,392
Puerto Rico Sales Tax Financing Corp. Revenue	5.000%	8/1/40	585	502
Puerto Rico Sales Tax Financing Corp. Revenue	5.250%	8/1/41	14,750	11,533
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/42	4,510	3,630
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/43 (14)	5,000	714
Puerto Rico Sales Tax Financing Corp. Revenue	5.000%	8/1/43	3,005	2,242
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/44 (14)	10,000	1,338
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	1,600	1,467
				100,842
Rhode Island (0.2%)
Rhode Island & Providence Plantations GO	5.500%	8/1/29	7,355	8,161
Rhode Island & Providence Plantations GO	5.500%	8/1/31	2,520	2,749

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/23 (4)	1,665	1,761
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/24 (4)	2,575	2,707
Rhode Island Housing & Mortgage Finance Corp. Revenue	4.000%	10/1/40	1,725	1,861
				17,239
South Carolina (2.2%)
Charleston County SC Airport District System Revenue	5.000%	7/1/43	5,000	5,073
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/14 (Prere.)	5,000	5,257
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	11,800	12,992
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/24	3,000	3,484
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/26	10,580	11,405
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/26	10,000	11,281
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/31	7,000	7,288
Greenville County SC School District GO	5.000%	12/1/27	6,700	7,206
Piedmont SC Municipal Power Agency Revenue	6.500%	1/1/15 (ETM)	2,035	2,183
Piedmont SC Municipal Power Agency Revenue	6.500%	1/1/15 (14)	12,210	13,047
Piedmont SC Municipal Power Agency Revenue	5.750%	1/1/34 (4)	10,000	10,931
South Carolina Public Service Authority Revenue	5.500%	1/1/38	10,000	10,829
South Carolina Public Service Authority Revenue	5.000%	12/1/38	10,000	10,246
South Carolina Public Service Authority Revenue	5.250%	1/1/39	6,000	6,236
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/14 (Prere.)	20,840	21,806
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/14 (Prere.)	27,170	28,430
University of South Carolina Higher Education Revenue	5.250%	6/1/38 (4)	5,610	5,930
				173,624
South Dakota (0.1%)
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/37	10,045	9,989

Tennessee (0.7%)
2 Chattanooga TN Health Educational & Housing Facility Board Revenue
(Catholic Health Initiatives)	5.250%	1/1/45	10,000	9,954
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue	5.000%	7/1/26	1,000	1,151
Shelby County TN Health Educational & Housing Facility Board Revenue (Methodist Healthcare)	5.250%	9/1/27 (4)	350	367
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	600	666
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	320	353
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/20	710	794
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/22	970	1,077
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	3,710	4,100
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/24	6,175	6,791
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	2,160	2,334
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	19,870	20,651
Tennessee GO	5.000%	10/1/16	2,000	2,260
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	7/1/37	1,915	2,120
Tennessee Housing Development Agency Homeownership Program Revenue	4.000%	7/1/38	4,725	5,143
				57,761
Texas (7.5%)
Austin TX Combined Utility System Revenue	0.000%	5/15/17 (14)	4,900	4,668
Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	5,000	5,749
Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	3,000	3,431
Central Texas Regional Mobility Authority Revenue	6.750%	1/1/41	2,000	2,074
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,340	2,021
Central Texas Regional Mobility Authority Revenue	6.250%	1/1/46	1,000	1,022
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/29	3,000	3,274
Dallas County TX Utility & Reclamation District GO	5.375%	2/15/29 (2)	5,000	5,325
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/43	1,760	1,862
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/27 (12)	5,000	5,274
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/28 (12)	2,125	2,226
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/40	2,000	2,099
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/31	5,800	6,166
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/33	8,000	8,407
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/37	5,000	5,072
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	5,000	5,043
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/45	9,500	9,440
Fort Bend TX Grand Parkway Toll Road Authority Revenue	5.000%	3/1/23	1,000	1,169
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/35	21,495	12,639
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/36	8,475	4,948

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Grand Parkway Transportation Corp. Texas System Toll Revenue	5.250%	10/1/51	12,000	12,213
Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	5.000%	12/1/35	8,000	8,040
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	22,065	22,065
Harris County TX GO	0.000%	10/1/14 (14)	5,550	5,535
Harris County TX GO	0.000%	10/1/15 (14)	17,545	17,346
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.125%	12/1/18 (Prere.)	3,250	4,208
Harris County TX Hospital District Revenue	5.125%	2/15/32 (14)	10,000	10,275
Harris County TX Hospital District Revenue	5.250%	2/15/37 (14)	10,190	10,439
Harris County TX Toll Road Revenue	5.000%	8/15/22	2,000	2,308
Houston TX Airport System Revenue	5.000%	7/1/32	3,000	3,083
Houston TX Airport System Revenue	5.500%	7/1/39	5,000	5,489
Houston TX Community College System GO	5.000%	2/15/36	10,000	10,496
Houston TX Utility System Revenue	5.250%	11/15/31	5,000	5,492
Lower Colorado River Authority Texas Revenue	5.625%	1/1/15 (Prere.)	3,055	3,247
Lower Colorado River Authority Texas Revenue	5.875%	5/15/16 (4)	5,905	5,932
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	20	24
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	205	250
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	10	12
Lower Colorado River Authority Texas Revenue	5.000%	5/15/26	3,000	3,287
Lower Colorado River Authority Texas Revenue	5.500%	5/15/36	5,000	5,313
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	4,765	5,088
Lower Colorado River Authority Texas Revenue	5.000%	5/15/40	5,000	5,005
Matagorda County TX Navigation District No. 1 Pollution Control Revenue
(Central Power & Light Co. Project)	6.300%	11/1/29	7,500	8,337
Montgomery County TX GO	5.125%	3/1/31	4,000	4,389
Montgomery County TX GO	5.250%	3/1/32	5,000	5,517
New Hope TX Cultural Education Facilities Finance Corp. First Mortgage Revenue
(Morningside Ministries Project)	6.500%	1/1/48	10,350	10,395
North Texas Tollway Authority System Revenue	6.250%	2/1/23	10,000	11,096
North Texas Tollway Authority System Revenue	5.000%	9/1/30	9,000	9,662
North Texas Tollway Authority System Revenue	6.125%	1/1/31	4,000	4,276
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,136
North Texas Tollway Authority System Revenue	5.000%	1/1/33	13,675	14,006
North Texas Tollway Authority System Revenue	5.000%	1/1/34	14,355	14,663
North Texas Tollway Authority System Revenue	6.000%	1/1/38	12,500	13,581
North Texas Tollway Authority System Revenue	6.250%	1/1/39	6,000	6,642
North Texas Tollway Authority System Revenue	6.000%	9/1/41	2,500	2,789
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/17 (4)	6,095	6,117
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/22 (4)	7,110	7,133
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/23	1,000	1,123
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/24	4,325	4,804
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/25	4,520	4,962
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/26	2,250	2,441
Olmos Park TX Higher Education Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/27	1,845	1,979
Panhandle-Plains TX Higher Education Authority Inc. Student Loan Revenue	1.048%	10/1/20	4,445	4,415
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/22	5,290	5,954
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/23	6,155	6,921
San Antonio TX Electric & Gas Systems Revenue	5.000%	2/1/38	6,500	6,808
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,291
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Cook Children’s Medical Center Project)	5.250%	12/1/39	10,000	10,332
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/36	3,295	3,338
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.000%	8/15/43	1,000	1,001
Tarrant Regional Water District Texas Water Revenue	5.000%	3/1/28	3,000	3,254
Texas GO	5.750%	8/1/32	10,380	10,417
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	8,820	9,935
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/19	600	679
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/20	525	588
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/23	1,335	1,473
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/24	6,545	7,150
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/25	1,285	1,399

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/26	1,155	1,246
Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250%	12/15/26	10,815	12,653
Texas Municipal Power Agency Revenue	0.000%	9/1/14 (14)	34,250	34,135
Texas Municipal Power Agency Revenue	0.000%	9/1/15 (14)	33,070	32,609
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	12/31/31	4,000	4,484
Texas Private Activity Surface Transportation Corp. Revenue	6.875%	12/31/39	5,000	5,396
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/20	8,525	8,677
Texas State University System Financing System Revenue	5.000%	3/15/38	3,300	3,495
Texas State University System Financing System Revenue	5.000%	3/15/42	2,000	2,068
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/26 (2)	10,000	5,319
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/28 (2)	30,005	14,044
University of Houston Texas Revenue	5.000%	2/15/43	12,485	12,963
Waco TX Education Finance Corp. Revenue (Baylor University)	5.000%	3/1/43	2,000	2,039
				588,187
Utah (0.3%)
Central Utah Water Conservancy District GO	5.000%	4/1/30	4,500	4,883
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.080%	11/1/13	2,900	2,900
University of Utah Revenue	5.000%	8/1/43	3,500	3,665
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/29	2,500	2,658
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/30	4,180	4,407
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/31	3,110	3,265
Utah Transit Authority Sales Tax Revenue	5.000%	6/15/32	1,855	1,927
				23,705
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	1,335	1,418
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	2,665	2,736
				4,154
Virginia (2.2%)
Chesapeake VA Toll Road Revenue	5.000%	7/15/47	5,750	5,368
Fairfax County VA Economic Development Authority Resource Recovery Revenue
(Lorton Arts Foundation Project) VRDO	0.080%	11/7/13 LOC	10,600	10,600
Fairfax County VA Economic Development Authority Transportation District
Improvement Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,033
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.500%	5/15/35	10,000	10,631
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.000%	5/15/37	6,000	6,121
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project) VRDO	0.080%	11/1/13	6,320	6,320
Henrico County VA Economic Development Authority Revenue (Bon Secours Health System)	5.250%	11/1/42 (12)	3,500	3,605
Louisa VA Industrial Development Authority Pollution Control Revenue
(Virginia Electric & Power Co. Project) PUT	5.375%	12/2/13	7,500	7,533
Norfolk VA Economic Development Authority Health Care Facilities Revenue (Sentara Healthcare)	5.000%	11/1/36	7,000	7,163
Norfolk VA Water Revenue	5.000%	11/1/28	1,000	1,115
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/28	1,640	1,725
Route 460 Funding Corp. of Virginia Toll Road Revenue	5.000%	7/1/52	3,000	2,716
Tobacco Settlement Financing Corp. Virginia Revenue	5.625%	6/1/15 (Prere.)	10,000	10,829
University of Virginia Revenue	5.000%	6/1/32	1,000	1,108
University of Virginia Revenue	5.000%	6/1/37	8,000	8,678
Virginia Commonwealth Transportation Board Revenue	4.000%	3/15/26	12,455	13,017
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/30	28,875	31,535
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/32	17,375	18,660
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/33	4,000	4,277
Virginia Public Building Authority Public Facilities Revenue	4.000%	8/1/27	8,335	8,650
Virginia Public Building Authority Public Facilities Revenue	4.000%	8/1/28	8,675	8,893
				169,577
Washington (2.0%)
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/17 (14)	11,685	11,053
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/18 (14)	10,000	9,130
King County WA Sewer Revenue	5.250%	1/1/42	2,500	2,705
King County WA Sewer Revenue	5.750%	1/1/43	7,170	7,869
Port of Seattle WA Revenue	5.000%	8/1/29	10,500	11,300
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,109
Port of Seattle WA Revenue	5.000%	8/1/32	3,000	3,174
Port of Seattle WA Revenue	5.000%	8/1/33	2,000	2,109
Seattle WA Municipal Light & Power Revenue	5.250%	2/1/33	2,000	2,170
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/29	10,125	10,607
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/30	9,065	9,433

Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Washington Revenue	5.000%	7/1/34	2,000	2,147
Washington GO	6.750%	2/1/15	1,520	1,589
Washington GO	5.000%	2/1/35	10,000	10,588
Washington GO	5.000%	8/1/35	2,000	2,121
Washington GO	5.000%	8/1/38	10,195	10,808
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/31 (4)	5,000	5,170
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/34 (4)	6,000	6,129
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/43 (12)	5,490	5,596
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/44	5,000	5,000
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/33	7,500	7,673
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.625%	10/1/38	12,000	13,079
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.000%	10/1/40	2,215	2,220
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.000%	10/1/42	7,000	7,020
Washington Health Care Facilities Authority Revenue (Swedish Health Services)	6.250%	5/15/21 (Prere.)	6,500	8,412
				159,211
West Virginia (0.5%)
Pleasants County WV Pollution Control Revenue	5.250%	10/15/37	6,000	5,809
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project)	5.375%	12/1/38	2,500	2,570
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.625%	9/1/32	6,500	6,696
West Virginia Hospital Finance Authority Hospital Revenue
(United Health System Obligated Group)	5.500%	6/1/44	20,000	20,508
West Virginia University Revenue	5.000%	10/1/36	5,985	6,251
				41,834
Wisconsin (1.3%)
Wisconsin GO	5.000%	5/1/14	5,000	5,121
Wisconsin GO	5.000%	11/1/20	2,500	2,999
Wisconsin GO	6.000%	5/1/36	10,000	11,174
Wisconsin Health & Educational Facilities Authority Health Care Facilities Revenue
(Luther Hospital)	5.750%	11/15/30	7,500	8,336
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.250%	6/1/34	6,785	6,921
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian Healthcare Inc.)	5.750%	7/1/30	6,150	6,574
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.625%	4/15/39	12,110	12,342
Wisconsin Health & Educational Facilities Authority Revenue (Froedtert & Community Health Inc.)	5.000%	4/1/42	20,690	20,534
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/29	1,700	1,825
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/30	3,260	3,470
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	2,950	3,004
Wisconsin Public Power System Power Supply System Revenue	5.000%	7/1/24	3,000	3,435
Wisconsin Transportation Revenue	4.500%	7/1/15 (Prere.)	11,470	12,268
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815	3,067
				101,070
Total Tax-Exempt Municipal Bonds (Cost $7,504,478)				7,762,330

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
4 Vanguard Municipal Cash Management Fund (Cost $89,974)	0.101%		89,974,071	89,974
Total Investments (100.5%) (Cost $7,594,452)				7,852,304
Other Assets and Liabilities (–0.5%)
Other Assets				152,728
Liabilities				(190,128)
				(37,400)
Net Assets (100%)				7,814,904

Long-Term Tax-Exempt Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,584,335
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(27,283)
Unrealized Appreciation (Depreciation)	257,852
Net Assets	7,814,904

Investor Shares—Net Assets
Applicable to 88,733,532 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	988,168
Net Asset Value Per Share—Investor Shares	$11.14

Admiral Shares—Net Assets
Applicable to 613,013,694 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,826,736
Net Asset Value Per Share—Admiral Shares	$11.14

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $38,700,000, representing 0.5% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2013.
3 Adjustable-rate security.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.0%)
Alabama (0.4%)
Alabama Port Authority Docks Facilities Revenue	6.000%	10/1/40	3,000	3,340
Birmingham AL GO	0.000%	3/1/37	2,500	2,133
Butler AL Industrial Development Board Solid Waste Disposal Revenue
(Georgia-Pacific Corp. Project)	5.750%	9/1/28	1,350	1,385
Camden AL Industrial Development Board Exempt Facilities Revenue (Weyerhaeuser Co. Project)	6.125%	12/1/13 (Prere.)	3,000	3,015
Courtland AL Development Board Solid Waste Disposal Revenue (International Paper Co.)	5.200%	6/1/25	5,000	5,016
Mobile AL Industrial Development Board Pollution Control Revenue (Alabama Power Co.) PUT	1.650%	3/20/17	6,300	6,321
Selma AL Industrial Development Board Revenue (International Paper Co. Project)	5.375%	12/1/35	4,000	3,910
				25,120
Alaska (0.1%)
Alaska Industrial Development & Export Authority Revenue (Providence Health & Services)	5.500%	10/1/41	6,105	6,425
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/21	1,400	1,613
				8,038
Arizona (1.4%)
Arizona Health Facilities Authority Health Care Facilities Revenue (Beatitudes Campus Project)	5.200%	10/1/37	7,000	5,603
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/30	3,250	3,165
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/33	1,700	1,619
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/34	8,250	7,807
Arizona Health Facilities Authority Hospital System Revenue (Phoenix Children’s Hospital)	5.000%	2/1/42	2,500	2,292
1 Arizona Health Facilities Authority Revenue (Banner Health) TOB VRDO	0.110%	11/7/13	9,750	9,750
Arizona Transportation Board Highway Revenue	5.000%	7/1/33	8,790	9,401
1 Gilbert AZ GO TOB VRDO	0.110%	11/7/13	11,195	11,195
Maricopa County AZ Pollution Control Corp. Revenue (Southern California Edison Co.)	5.000%	6/1/35	12,500	12,881
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.250%	7/1/33	10,175	10,533
Pima County AZ Industrial Development Authority Revenue (Tucson Electric Power Co. Project)	4.000%	9/1/29	3,000	2,683
Salt Verde AZ Financial Corp. Gas Revenue	5.250%	12/1/27	17,105	18,248
University Medical Center Corp. Arizona Hospital Revenue	6.500%	7/1/39	2,500	2,690
				97,867
Arkansas (0.0%)
North Little Rock AR Electric Revenue	6.500%	7/1/15 (ETM)	1,510	1,606

California (15.2%)
Adelanto CA Public Utility Authority Revenue	6.750%	7/1/39	10,000	10,384
Alameda CA Corridor Transportation Authority Revenue	5.400%	10/1/24 (2)	5,250	5,625
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/30 (2)	1,000	380
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,500	2,775
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/43	3,700	3,755
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.250%	4/1/48	2,500	2,551
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.250%	4/1/53	3,350	3,402
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	0.980%	5/1/23	10,000	10,070
2 Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area) PUT	1.180%	4/1/24	10,000	10,068
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/28	5,375	5,993
California GO	5.500%	4/1/18	15,000	17,845
California GO	5.000%	10/1/20	10,000	11,835
California GO	5.000%	11/1/21	13,845	15,813
California GO	5.000%	10/1/23	15,325	18,034
California GO	5.250%	9/1/24	6,500	7,557
California GO	5.000%	10/1/25	4,000	4,409
California GO	5.000%	9/1/29	4,565	4,930
California GO	5.000%	10/1/29	9,300	9,913
California GO	6.000%	3/1/33	3,000	3,508
California GO	5.125%	4/1/33	15,000	15,819
California GO	6.500%	4/1/33	34,000	40,488
California GO	5.000%	9/1/36	3,250	3,367
California GO	5.250%	3/1/38	5,000	5,204
California GO	5.500%	11/1/39	10,000	10,799
California GO	6.000%	11/1/39	5,000	5,762
California GO	5.250%	11/1/40	13,500	14,086
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.750%	9/1/39	4,500	4,863
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	6.000%	7/1/39	7,500	8,174
California Health Facilities Financing Authority Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	5,650	5,691
California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	5.000%	8/15/51	10,000	9,865
California Health Facilities Financing Authority Revenue (Rady Children’s Hospital)	5.250%	8/15/41	3,000	3,083
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.000%	7/1/37	4,500	4,551
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	7,782
California Health Facilities Financing Authority Revenue (Sutter Health)	5.250%	8/15/31	5,000	5,250
California Health Facilities Financing Authority Revenue (Sutter Health)	5.000%	8/15/35	2,075	2,092

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority Revenue (Sutter Health)	6.000%	8/15/42	12,000	13,840
California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	6.000%	2/1/15 (Prere.)	10,000	10,715
3 California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	5.000%	2/1/34	13,770	14,275
California Municipal Finance Authority Revenue (University of La Verne)	6.250%	6/1/40	3,585	3,764
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	5.250%	12/1/17	12,155	13,020
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project)	5.400%	4/1/25	3,000	3,095
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	5.125%	5/1/14	2,250	2,296
California Pollution Control Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	2.625%	6/2/14	6,500	6,563
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	6/1/21	7,675	8,196
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	6/1/22	5,000	5,333
California Public Works Board Lease Revenue (Butterfield State Office Complex)	5.000%	6/1/23	2,870	3,056
California Public Works Board Lease Revenue (Department of Corrections)	5.500%	12/1/13 (Prere.)	7,000	7,031
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/26	8,795	9,598
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/28	3,600	3,839
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	3/1/34	7,380	7,590
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	12/1/21 (Prere.)	10,000	12,151
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	11/1/37	9,035	9,146
California State University Revenue Systemwide	5.250%	11/1/34	9,275	9,925
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	30,305	30,531
California Statewide Communities Development Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus Apartments Phase II)	5.750%	5/15/32	8,000	8,208
Clovis CA Unified School District GO	5.000%	8/1/38	5,000	5,235
Contra Costa CA Community College District GO	5.000%	8/1/38	6,250	6,570
Corona-Norco CA School District Public Financing Authority Special Tax Revenue	5.000%	9/1/32	1,125	1,088
Corona-Norco CA School District Public Financing Authority Special Tax Revenue	5.000%	9/1/35	585	554
East Side CA Union High School District Santa Clara County GO	5.000%	8/1/37	10,000	10,212
Gilroy CA School Facilities Finance Authority Revenue	5.000%	8/1/46	6,500	6,455
Golden State Tobacco Securitization Corp. California Revenue	4.500%	6/1/27	24,210	20,606
Golden State Tobacco Securitization Corp. California Revenue	5.300%	6/1/37	7,000	5,185
Golden State Tobacco Securitization Corp. California Revenue	5.125%	6/1/47	20,885	14,544
3 Golden State Tobacco Securitization Corp. California Revenue	5.750%	6/1/47	12,230	9,377
Grossmont CA Healthcare District GO	5.000%	7/15/37 (2)	4,000	4,078
Grossmont CA Healthcare District GO	6.125%	7/15/40	5,000	5,664
Kern County CA GO	5.750%	8/1/35 (12)	4,500	4,969
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/28	2,805	2,770
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/29	2,825	2,761
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/32	3,500	3,392
Lee Lake CA Public Financing Authority Revenue	5.125%	9/1/35	2,350	2,270
Los Angeles CA Community College District GO	5.000%	8/1/24	3,430	3,886
Los Angeles CA Community College District GO	5.000%	8/1/25	4,120	4,610
Los Angeles CA Community College District GO	5.000%	8/1/27	6,215	6,791
Los Angeles CA Department of Airports International Airport Revenue	5.375%	5/15/30	15,000	16,270
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/24 (4)	8,000	8,590
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/43	5,000	5,232
Los Angeles CA Regional Airports Improvement Corp. Lease Revenue (LAXFuel Corp.)	5.000%	1/1/32	4,000	4,021
Los Angeles CA Wastewater System Revenue	5.750%	6/1/27	7,780	8,918
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/33	2,500	2,593
Merced CA Irrigation District Electric System Revenue	5.000%	9/1/26 (10)	6,000	6,050
Modesto CA Irrigation District COP	5.500%	7/1/35	11,300	11,896
Mount Diablo CA Unified School District GO	5.000%	6/1/37	5,740	5,945
Northstar Community Services District California Community Facilities
District No. 1 Special Tax Revenue	5.000%	9/1/37	10,000	8,299
Oakland CA Unified School District GO	6.125%	8/1/29	4,000	4,296
Oakland CA Unified School District GO	5.500%	8/1/32	3,000	3,050
Oakland CA Unified School District GO	6.625%	8/1/38	4,000	4,286
Palo Alto CA Unified School District GO	0.000%	8/1/30	21,100	10,145
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	8,805	2,969
Palomar Pomerado Health California GO	0.000%	8/1/38 (12)	10,740	8,515
Port of Oakland CA Revenue	5.000%	5/1/22	4,290	4,782
Port of Oakland CA Revenue	5.000%	5/1/23	5,890	6,474
Port of Oakland CA Revenue	5.000%	5/1/28	10,000	10,436
Port of Oakland CA Revenue	5.000%	5/1/29	2,250	2,320
Port of Oakland CA Revenue	5.000%	5/1/29	10,000	10,343
Port of Oakland CA Revenue	5.125%	5/1/30	2,000	2,057
Port of Oakland CA Revenue	5.125%	5/1/31	2,000	2,046

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rancho Mirage CA Joint Powers Financing Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	1,000	1,009
Rancho Mirage CA Joint Powers Financing Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/38	8,995	8,472
Riverside County CA Transportation Commission Toll Revenue	0.000%	6/1/42	7,000	1,077
Roseville CA Electric System Revenue	5.000%	2/1/37	11,000	11,284
Roseville CA Natural Gas Financing Authority Gas Revenue	5.000%	2/15/21	385	424
Sacramento County CA Airport Revenue	6.000%	7/1/41	9,500	10,620
San Bernardino CA City Unified School District GO	5.000%	8/1/25 (4)	1,000	1,107
San Bernardino CA City Unified School District GO	5.000%	8/1/26 (4)	1,310	1,434
San Bernardino CA City Unified School District GO	5.000%	8/1/28 (4)	1,500	1,594
San Bernardino County CA Medical Center COP	7.000%	8/1/20	12,180	14,797
San Bernardino County CA Medical Center COP	6.875%	8/1/24 (ETM)	25,220	33,677
San Diego CA Community College District GO	5.250%	8/1/33	5,500	6,134
San Diego CA Community College District GO	5.000%	8/1/43	12,000	12,672
San Diego CA Unified School District GO	5.500%	7/1/21 (14)	12,725	15,349
San Diego CA Unified School District GO	0.000%	7/1/30	15,000	6,672
San Diego CA Unified School District GO	0.000%	7/1/45	24,520	4,035
San Francisco CA City & County International Airport Revenue	5.750%	5/1/19	20,565	23,936
San Francisco CA City & County International Airport Revenue	5.750%	5/1/20	26,405	30,326
San Francisco CA City & County International Airport Revenue	5.000%	5/1/30	5,000	5,150
San Francisco CA City & County International Airport Revenue	5.000%	5/1/31	2,095	2,149
San Francisco CA City & County International Airport Revenue	5.250%	5/1/33	10,000	10,410
San Francisco CA City & County International Airport Revenue	6.000%	5/1/39	2,130	2,423
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.625%	8/1/39	2,000	2,196
San Francisco CA City & County Redevelopment Financing Authority Tax Allocation Revenue
(Mission Bay South)	7.000%	8/1/41	1,500	1,600
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue
(Mission Bay)	5.000%	8/1/25	1,600	1,684
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue
(Mission Bay)	5.000%	8/1/26	1,250	1,301
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue
(Mission Bay)	5.000%	8/1/28	1,510	1,540
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue
(Mission Bay)	5.000%	8/1/30	1,000	1,009
San Francisco Office of Community Investment & Infrastructure Special Tax Revenue
(Mission Bay)	5.000%	8/1/33	1,335	1,333
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/24 (14)	2,000	1,107
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/25 (14)	15,900	8,216
San Jose CA Redevelopment Agency Tax Allocation Revenue	4.440%	8/1/17 (14)	2,420	2,462
San Jose CA Redevelopment Agency Tax Allocation Revenue	4.540%	8/1/18 (14)	780	792
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/19 (2)	1,575	1,673
San Marcos CA Public Facilities Authority Tax Allocation Revenue
(Project Areas No. 2 & No. 3 Financing Project)	5.000%	8/1/35 (2)	5,385	5,307
San Marcos CA Unified School District GO	5.000%	8/1/34	7,000	7,376
San Mateo CA Community Facilities District No. 2008-1 Special Tax Revenue (Bay Meadows)	5.000%	9/1/42	2,000	1,829
Simi Valley CA School Financing Authority Revenue	5.000%	8/1/27 (4)	10,000	10,927
Southern California Public Power Authority Revenue (Natural Gas Project)	5.250%	11/1/20	1,700	1,906
Turlock CA Irrigation District Revenue	5.000%	1/1/35	6,385	6,510
Ukiah CA Unified School District GO	0.000%	8/1/31 (10)	9,245	3,421
University of California Revenue	5.000%	5/15/38	6,500	6,900
Ventura County CA Public Financing Authority Lease Revenue	5.000%	11/1/30	1,230	1,302
Ventura County CA Public Financing Authority Lease Revenue	5.000%	11/1/31	1,750	1,841
Victor Valley CA Community College District GO	6.000%	8/1/39	8,000	9,096
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	10,000	10,180
West Contra Costa CA Unified School District GO	6.000%	8/1/27	3,000	3,618
Westlands CA Water District Revenue	5.000%	9/1/29 (4)	1,805	1,924
				1,050,246
Colorado (2.2%)
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.250%	12/1/25	11,500	11,622
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	3,250	3,013
3 Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/44	5,000	4,938
Denver CO City & County Airport Revenue	5.250%	11/15/36	7,500	7,695
Denver CO City & County Airport Revenue	5.250%	11/15/43	8,000	8,068
Denver CO City & County Single Family Mortgage Revenue	5.550%	12/1/39	766	810
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/14 (14)	8,000	7,883
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/15 (14)	5,000	4,827
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/18 (14)	5,000	4,328
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/24 (14)	29,225	17,718
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/25 (14)	14,900	8,454
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/29 (14)	21,600	9,191
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/30 (14)	10,000	3,895

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northwest Parkway Public Highway Authority Colorado Convertible Revenue	5.800%	6/15/16 (Prere.)	10,000	11,375
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/17	1,000	1,057
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/18	1,375	1,467
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/20	1,000	1,045
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/21	1,000	1,034
Plaza CO Metropolitan District No. 1 Tax Allocation Revenue	5.000%	12/1/22	500	511
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/34	6,000	6,234
Regional Transportation District of Colorado Sales Tax Revenue
(Denver Transit Partners Eagle P3 Project)	6.000%	1/15/41	14,765	15,115
University of Colorado Hospital Authority Revenue	5.000%	11/15/36	8,000	8,128
University of Colorado Hospital Authority Revenue	5.000%	11/15/42	12,500	12,219
				150,627
Connecticut (0.4%)
Connecticut GO	5.000%	12/1/15	1,200	1,316
Connecticut GO	5.000%	11/1/16	6,000	6,783
Connecticut GO	5.000%	11/1/16	8,100	9,158
Connecticut Health & Educational Facilities Authority Revenue (Hartford Healthcare)	5.000%	7/1/32	3,250	3,264
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/37	6,500	6,527
				27,048
Delaware (0.1%)
Delaware Economic Development Authority Revenue (Delaware State University Project)	5.000%	10/1/36	3,890	4,060
Delaware Housing Authority Single Family Mortgage Revenue	5.875%	1/1/38	1,165	1,173
				5,233
District of Columbia (0.5%)
District of Columbia Revenue (American University) VRDO	0.090%	11/1/13 LOC	1,800	1,800
District of Columbia Student Dormitory Revenue (Provident Group - Howard Properties LLC)	5.000%	10/1/45	6,000	5,174
District of Columbia Water & Sewer Authority Public Utility Revenue	5.500%	10/1/39	10,000	10,752
Metropolitan Washington DC/VA Airports Authority Airport System Revenue	5.250%	10/1/25	10,000	11,299
Metropolitan Washington DC/VA Airports Authority Airport System Revenue	5.000%	10/1/43	3,340	3,374
				32,399
Florida (6.1%)
Beacon Lakes FL Community Development Special Assessment Revenue	6.900%	5/1/35	735	740
Broward County FL Airport System Revenue	5.000%	10/1/37	6,180	6,146
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,935	6,497
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.500%	6/1/14	7,500	7,727
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	5,000	5,677
Citizens Property Insurance Corp. Florida Revenue
(Personal Lines Account/Commercial Lines Account)	5.000%	6/1/20	8,450	9,612
East Homestead Community Development District Florida Special Assessment Revenue	7.250%	5/1/21	2,015	2,055
Escambia County FL Environmental Improvement Revenue	5.750%	11/1/27	6,000	6,000
Florida Board of Education Lottery Revenue	5.000%	7/1/21 (14)	14,455	16,466
Florida Higher Educational Facilities Financing Authority Revenue (University of Tampa Project)	5.250%	4/1/42	2,000	1,997
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.750%	1/1/37	5,230	5,306
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.750%	1/1/37	3,300	3,477
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.000%	7/1/41	3,710	4,031
Florida Housing Finance Corp. Homeowner Mortgage Revenue	5.500%	7/1/48	5,595	5,905
Florida Municipal Power Agency Revenue	6.250%	10/1/31	3,250	3,709
Florida Municipal Power Agency Revenue (St. Lucie Project)	5.000%	10/1/26	5,500	5,984
Gainesville FL Utilities System Revenue VRDO	0.080%	11/1/13	17,500	17,500
Gainesville FL Utility System Revenue VRDO	0.070%	11/1/13	7,600	7,600
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250%	11/15/16 (Prere.)	365	416
Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	6.000%	11/15/37	5,000	5,639
Hillsborough County FL Industrial Development Authority Health Facilities Revenue
(University Community Hospital)	5.625%	8/15/18 (Prere.)	6,000	7,264
Jacksonville FL Port Authority Revenue	5.000%	11/1/38	5,000	4,972
Jacksonville FL Transportation Revenue	5.000%	10/1/28	8,425	9,124
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/37	750	711
Lakeland FL Educational Facilities Revenue (Florida Southern College Project)	5.000%	9/1/42	1,500	1,405
Lee Memorial Health System Florida Hospital Revenue	5.250%	4/1/35 (14)	18,350	18,520
Martin County FL Health Facilities Authority Revenue (Martin Memorial Medical Center)	5.000%	11/15/28	8,360	8,384
Martin County FL Industrial Development Authority Revenue
(Indiantown Cogeneration, LP Project)	3.950%	12/15/21	7,400	6,638
Martin County FL Industrial Development Authority Revenue
(Indiantown Cogeneration, LP Project)	4.200%	12/15/25	21,000	17,711
Miami Beach FL Health Facilities Authority Revenue (Mount Sinai Medical Center)	5.000%	11/15/29	2,175	2,158
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/24	5,000	5,424
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.125%	10/1/24 (14)	18,575	20,521

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/25	5,000	5,358
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/26	5,000	5,299
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/27	7,170	7,566
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/27	5,000	5,234
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/28	11,440	11,935
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/28	5,000	5,178
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	17,000	17,480
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/31	4,705	4,766
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/38 (11)	8,770	8,502
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.500%	10/1/41	4,000	4,180
Miami-Dade County FL Health Facilities Authority Hospital Revenue (Miami Children’s Hospital)	6.125%	8/1/42	3,500	3,759
Miami-Dade County FL Industrial Development Authority Solid Waste Disposal Revenue
(Waste Management Inc. of Florida Project) PUT	2.625%	8/1/14	4,000	4,047
Miami-Dade County FL Public Facilities Revenue (Jackson Memorial Hospital)	5.750%	6/1/39 (12)	5,250	5,431
Miami-Dade County FL School Board COP	5.250%	10/1/18 (14)	7,915	8,151
Miami-Dade County FL Seaport Revenue	6.250%	10/1/38	5,000	5,342
Miami-Dade County FL Special Obligation Revenue	0.000%	10/1/31	5,000	1,808
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/35	6,500	6,679
Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/37	2,500	2,556
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/33	3,000	3,102
Orange County FL Health Facilities Authority Health Care Facility Revenue
(Orlando Lutheran Towers Inc.)	5.375%	7/1/20	1,100	1,100
Orange County FL Health Facilities Authority Health Care Facility Revenue
(Orlando Lutheran Towers Inc.)	5.700%	7/1/26	1,000	974
Orange County FL Health Facilities Authority Hospital Revenue (Orlando Health Inc.)	5.000%	10/1/42	7,500	7,244
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/21 (4)	20,000	22,954
Orlando & Orange County FL Expressway Authority Revenue	5.000%	7/1/35	10,000	10,262
Orlando FL Utility Commission Water & Electric Revenue	6.750%	10/1/17 (ETM)	1,380	1,564
Palm Beach County FL Airport System Revenue	5.750%	10/1/14 (14)	6,440	6,749
Palm Beach County FL Health Facilities Authority Revenue (Jupiter Medical Center Inc. Project)	5.000%	11/1/43	3,250	3,147
Palm Glades FL Community Development District Revenue	7.250%	8/1/16	1,565	1,634
Sarasota County FL Public Hospital District Hospital Revenue (Sarasota Memorial Hospital Project)	5.500%	7/1/34	3,500	3,597
St. Petersburg FL Health Facilities Authority Revenue (All Children’s Hospital Inc. Obligated Group)	6.500%	11/15/39	8,000	8,736
Tallahassee FL Health Facilities Revenue (Tallahassee Memorial HealthCare Inc. Project)	6.375%	12/1/30	2,800	2,801
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/33	7,407	7,593
				420,044
Georgia (2.4%)
Americus & Sumter County GA Hospital Authority Revenue (Magnolia Manor Obligated Group)	6.375%	5/15/43	5,615	5,439
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/22	2,000	2,269
Atlanta GA Water & Wastewater Revenue	6.250%	11/1/34	2,500	2,860
Atlanta GA Water & Wastewater Revenue	6.250%	11/1/39	15,000	16,988
Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	5.500%	1/1/33	5,000	5,252
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.500%	8/15/17 (14)	2,865	3,046
Dalton GA Development Authority Revenue (Hamilton Health Care System)	5.000%	8/15/28	6,685	7,034
Georgia GO	5.000%	7/1/15	8,200	8,845
Georgia GO	5.000%	7/1/15	2,570	2,772
Georgia GO	5.000%	7/1/15	2,400	2,589
Georgia GO	5.000%	7/1/15	7,820	8,435
Georgia GO	5.500%	7/1/15	19,095	20,755
Georgia GO	5.000%	11/1/16	8,055	9,130
Georgia Housing & Finance Authority Single Family Mortgage Revenue	5.000%	12/1/26	4,320	4,390
Georgia Municipal Electric Power Authority Revenue	6.600%	1/1/18 (14)	3,290	3,651
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/18	5,385	5,961
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/19	15,000	16,700
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/20	1,270	1,401
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.250%	9/15/20	5,150	5,750
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/22	2,330	2,622
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/23	2,055	2,304
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/26	5,630	6,175
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/27	410	445
Marietta GA Development Authority Revenue	7.000%	6/15/30	4,000	4,029
Marietta GA Development Authority Revenue	7.000%	6/15/39	7,500	7,481
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.500%	1/1/26	7,000	8,032
Richmond County GA Development Authority Environmental Improvement Revenue	5.750%	11/1/27	3,000	3,000
				167,355
Guam (0.1%)
Guam International Airport Authority Revenue	6.250%	10/1/34	5,500	5,726
Guam International Airport Authority Revenue	6.375%	10/1/43	3,000	3,106
				8,832

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hawaii (0.7%)
Hawaii Airports System Revenue	5.000%	7/1/22	5,000	5,600
Hawaii Airports System Revenue	5.000%	7/1/24	5,000	5,444
Hawaii Department of Budget & Finance Special Purpose Revenue (Kahala Nui Project)	8.000%	11/15/13 (Prere.)	8,750	8,952
Hawaii Harbor System Revenue	5.500%	7/1/35	5,000	5,389
Hawaii Harbor System Revenue	5.625%	7/1/40	5,000	5,389
Hawaii Pacific Health Revenue	5.500%	7/1/40	7,000	7,164
Hawaii Pacific Health Revenue	5.750%	7/1/40	2,250	2,349
Honolulu HI City & County Wastewater System Revenue	0.000%	7/1/17 (14)	6,000	5,613
Honolulu HI City & County Wastewater System Revenue	0.000%	7/1/18 (14)	2,000	1,809
				47,709
Idaho (0.2%)
Idaho Housing & Finance Association RAN	5.000%	7/15/23	8,430	9,304
Idaho Housing & Finance Association RAN	5.000%	7/15/27	7,000	7,471
				16,775
Illinois (7.2%)
Chicago IL Board of Education GO	5.000%	12/1/29	5,000	4,787
Chicago IL Board of Education GO	5.000%	12/1/31	7,000	6,633
Chicago IL Board of Education GO	5.000%	12/1/42	22,925	20,839
Chicago IL GO	5.620%	1/1/16 (Prere.)	7,795	8,736
Chicago IL GO	5.650%	1/1/16 (Prere.)	7,445	8,349
Chicago IL GO	5.000%	12/1/23	6,970	7,123
Chicago IL GO	5.620%	1/1/26 (14)	2,755	2,802
Chicago IL GO	5.650%	1/1/27 (14)	2,630	2,667
Chicago IL GO	5.250%	1/1/35	6,000	5,770
Chicago IL Midway Airport Revenue	5.500%	1/1/14 (4)	6,410	6,436
Chicago IL Midway Airport Revenue	5.500%	1/1/15 (4)	4,760	4,778
Chicago IL Midway Airport Revenue	5.500%	1/1/16 (4)	7,135	7,161
Chicago IL Midway Airport Revenue	5.500%	1/1/17 (4)	7,525	7,549
Chicago IL Midway Airport Revenue	5.500%	1/1/18 (4)	7,940	7,972
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/30	11,000	11,087
Chicago IL O’Hare International Airport Revenue	5.250%	1/1/30	3,655	3,759
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/31	15,595	15,625
Chicago IL O’Hare International Airport Revenue	5.625%	1/1/35	7,000	7,265
Chicago IL O’Hare International Airport Revenue	5.750%	1/1/38	12,000	12,135
Chicago IL O’Hare International Airport Revenue	5.750%	1/1/39	3,000	3,125
Chicago IL Public Building Commission GO	7.000%	1/1/20 (ETM)	10,000	12,786
Chicago IL Sales Tax Revenue	5.250%	1/1/38	7,300	7,620
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/30	2,950	3,090
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/36	5,400	5,539
Chicago IL Water Revenue	5.250%	11/1/38	15,000	15,324
Illinois Educational Facilities Authority Revenue (Northwestern University)	5.500%	8/15/14 (Prere.)	500	521
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.125%	7/1/14	2,875	2,906
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/42	3,195	3,190
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41	2,000	2,162
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41 (4)	1,500	1,607
Illinois Finance Authority Revenue (Centegra Health System)	5.000%	9/1/38	7,500	6,966
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.375%	8/15/39	22,500	22,739
Illinois Finance Authority Revenue (Columbia College)	5.000%	12/1/27 (14)	8,230	8,342
Illinois Finance Authority Revenue (Elmhurst Memorial Healthcare) VRDO	0.080%	11/1/13 LOC	7,400	7,400
Illinois Finance Authority Revenue (Franciscan Communities Inc.)	5.125%	5/15/43	9,235	7,734
Illinois Finance Authority Revenue (Lutheran Home & Services)	5.625%	5/15/42	5,500	4,941
Illinois Finance Authority Revenue (Lutheran Home & Services)	5.750%	5/15/46	5,750	5,219
Illinois Finance Authority Revenue (New Admiral at the Lake Project)	8.000%	5/15/40	6,000	6,209
Illinois Finance Authority Revenue (New Admiral at the Lake Project)	8.000%	5/15/46	4,000	4,128
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.375%	7/1/33	6,000	6,125
Illinois Finance Authority Revenue (Northwestern Memorial Hospital) PUT	5.000%	8/15/37	6,250	6,285
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	11/15/29	10,000	11,720
Illinois Finance Authority Revenue (OSF Healthcare System)	6.000%	5/15/39	6,265	6,774
Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/41	6,000	5,885
Illinois Finance Authority Revenue (Rehabilitation Institute of Chicago)	6.000%	7/1/43	10,000	10,295
Illinois Finance Authority Revenue (Riverside Health System)	6.250%	11/15/35	4,600	4,919
Illinois Finance Authority Revenue (Rush University Medical Center)	6.625%	11/1/39	10,000	11,087
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	7.000%	8/15/44	14,000	15,092
Illinois Finance Authority Revenue (Tabor Hills Supportive Living)	5.250%	11/15/36	3,000	3,006
Illinois GO	5.000%	8/1/20	4,000	4,392
Illinois GO	5.000%	8/1/21	8,000	8,671
Illinois GO	5.000%	3/1/22	5,000	5,375
Illinois GO	5.000%	3/1/23	6,165	6,564
Illinois GO	5.000%	8/1/23	5,000	5,353
Illinois GO	5.000%	3/1/24	5,000	5,252

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	8/1/24	13,660	14,344
Illinois GO	5.000%	8/1/25	3,000	3,116
Illinois GO	5.500%	7/1/33	3,350	3,420
Illinois GO	5.500%	7/1/38	7,500	7,527
Illinois Sales Tax Revenue	5.000%	6/15/17	7,000	7,963
Illinois Sports Facilities Authority Revenue	5.500%	6/15/30 (2)	8,635	9,114
Illinois Toll Highway Authority Revenue	5.250%	1/1/30	5,000	5,288
Illinois Toll Highway Authority Revenue	5.000%	1/1/31	6,000	6,241
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	6/15/20	5,000	5,085
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/20	4,500	4,714
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/44 (4)	10,000	1,612
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	6/15/42	5,000	5,017
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	15,000	16,083
Will County IL Community High School District No. 210 (Lincoln-Way) GO	5.000%	1/1/27	10,265	11,111
				500,451
Indiana (1.9%)
Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/42	14,000	13,647
Indiana Finance Authority Hospital Revenue (Deaconess Health System Obligated Group)	5.000%	3/1/32	5,000	4,988
Indiana Finance Authority Hospital Revenue (Deaconess Health System Obligated Group)	5.000%	3/1/35	6,000	5,899
Indiana Finance Authority Revenue (Community Foundation of Northwest Indiana Obligated Group)	5.000%	3/1/41	5,500	5,248
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/40	2,500	2,277
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/44	12,500	11,155
Indiana Finance Authority Revenue (Ohio River Bridges East End Crossing Project)	5.000%	7/1/48	23,025	20,285
Indiana Health Facility Financing Authority Hospital Revenue (Ancilla System Inc.)	7.375%	7/1/23 (ETM)	19,400	26,235
Indiana Municipal Power Agency Revenue	6.000%	1/1/39	13,275	14,744
Indianapolis IN Airport Authority Special Facilities Revenue (Federal Express Corp. Project)	5.100%	1/15/17	14,500	16,070
Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.750%	2/1/36	5,000	5,473
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	6,750	6,955
				132,976
Iowa (1.0%)
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.000%	12/1/19	20,500	19,872
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.500%	12/1/22	20,000	19,118
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Co. Project)	5.250%	12/1/25	15,000	13,693
Tobacco Settlement Authority Iowa Revenue	5.600%	6/1/34	20,000	16,684
				69,367
Kansas (0.3%)
Kansas Development Finance Authority Health Facilities Revenue
(Kansas University Health System)	5.375%	3/1/29	3,000	3,184
Wichita KS Health Care Facilities Revenue	6.375%	5/15/43	7,000	6,969
Wichita KS Health Care Facilities Revenue	6.500%	5/15/48	8,000	8,036
				18,189
Kentucky (0.9%)
Kentucky Asset/Liability Commission General Fund Revenue	5.000%	9/1/17 (14)	7,500	7,945
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.250%	8/15/46	8,000	8,132
3 Kentucky Economic Development Finance Authority Revenue (Catholic Health Initiatives)	5.250%	1/1/45	8,000	7,963
Kentucky Housing Corp. Housing Revenue	5.250%	7/1/32	3,345	3,471
Kentucky Turnpike Authority Economic Development Road Revenue (Revitalization Project)	5.000%	7/1/30	3,000	3,261
Louisville & Jefferson County KY Metropolitan Government Health Facilities Revenue
(Jewish Hospital& St. Mary’s Healthcare Inc. Project)	5.750%	2/1/18 (Prere.)	9,400	11,275
Louisville & Jefferson County KY Metropolitan Government Health System Revenue
(Norton Healthcare Obligated Group)	5.750%	10/1/42	7,000	7,175
Louisville & Jefferson County KY Metropolitan Government Pollution Control Revenue
(Louisville Gas & Electric Co. Project) PUT	1.650%	4/3/17	8,500	8,577
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/35	6,500	6,483
				64,282
Louisiana (1.3%)
Louisiana Citizens Property Insurance Corp. Assessment Revenue	6.750%	6/1/26 (12)	6,000	6,888
Louisiana Housing Finance Agency Single Family Mortgage Revenue (Home Ownership Program)	5.950%	6/1/38	3,570	3,757
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Women’s Hospital Foundation Project)	5.875%	10/1/40	9,990	10,558
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Women’s Hospital Foundation Project)	6.000%	10/1/44	8,095	8,602
1 Louisiana Public Facilities Authority Dock & Wharf Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	10,000	9,201
Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/42	8,000	7,844
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.250%	5/15/38	17,650	17,700
New Orleans LA Aviation Board Revenue	6.000%	1/1/23 (12)	5,000	5,710

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port of New Orleans LA Board of Commissioners Port Facility Revenue	5.000%	4/1/29	1,500	1,516
Port of New Orleans LA Board of Commissioners Port Facility Revenue	5.000%	4/1/30	1,210	1,212
Port of New Orleans LA Board of Commissioners Port Facility Revenue	5.000%	4/1/32	2,720	2,659
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	12,515	12,489
Tobacco Settlement Financing Corp. Louisiana Revenue	5.250%	5/15/35	5,000	4,905
				93,041
Maine (0.1%)
Maine Health & Higher Educational Facilities Authority Revenue
(Eastern Maine Medical Center Obligated Group)	5.000%	7/1/33	4,000	4,064
Maine Housing Authority Mortgage Revenue	4.500%	11/15/28	3,230	3,405
				7,469
Maryland (1.2%)
Baltimore MD Special Obligation Revenue	7.000%	9/1/38	8,000	8,266
Frederick County MD Special Tax Revenue (Jefferson Technology Park)	7.125%	7/1/43	5,000	5,023
Harford County MD GO	5.000%	7/1/15	2,000	2,157
Maryland Department of Housing & Community Development Revenue	5.750%	3/1/41	3,295	3,457
1 Maryland Department of Housing & Community Development Revenue TOB VRDO	0.380%	11/7/13	6,325	6,325
Maryland Economic Development Corp. Revenue (Chesapeake Bay Conference Center Project)	5.000%	12/1/31	4,000	2,320
Maryland GO	5.000%	2/15/15 (Prere.)	6,000	6,367
Maryland GO	5.000%	11/1/15	6,000	6,560
Maryland Health & Higher Educational Facilities Authority Revenue (Charlestown Community)	6.250%	1/1/41	5,000	5,252
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/26	4,000	4,333
Maryland Health & Higher Educational Facilities Authority Revenue (MedStar Health, Inc.)	5.000%	8/15/27	7,005	7,496
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	5.000%	7/1/33	6,750	6,816
Maryland Industrial Development Financing Authority Economic Development Revenue
(Our Lady of Good Counsel School)	5.500%	5/1/20	320	333
Maryland Industrial Development Financing Authority Economic Development Revenue
(Our Lady of Good Counsel School)	6.000%	5/1/35	2,000	2,056
Prince Georges County MD GO	5.000%	9/15/15	3,740	4,068
Prince Georges County MD GO	5.000%	9/15/16	10,000	11,285
				82,114
Massachusetts (1.6%)
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/32	12,500	12,955
Massachusetts Development Finance Agency Revenue (Boston Medical Center)	5.000%	7/1/29	1,500	1,501
Massachusetts Development Finance Agency Revenue (Emerson College)	5.000%	1/1/40	1,375	1,359
Massachusetts Development Finance Agency Revenue (Lowell General Hospital)	5.000%	7/1/44	7,165	6,646
Massachusetts Development Finance Agency Revenue (Suffolk University)	5.125%	7/1/40	9,000	8,826
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	7.250%	1/1/32	3,500	4,054
Massachusetts Development Finance Agency Revenue (Tufts Medical Center)	6.875%	1/1/41	1,500	1,682
Massachusetts Educational Financing Authority Education Loan Revenue	5.000%	7/1/20	5,000	5,484
Massachusetts Educational Financing Authority Education Loan Revenue	5.000%	7/1/21	5,000	5,415
Massachusetts GO	5.000%	8/1/14	11,865	12,294
Massachusetts GO	5.000%	9/1/15 (Prere.)	8,000	8,686
Massachusetts GO	5.000%	10/1/15	2,000	2,180
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.250%	7/1/38	6,650	6,669
Massachusetts Health & Educational Facilities Authority Revenue (MIT)	5.500%	7/1/36	5,100	5,650
Massachusetts Health & Educational Facilities Authority Revenue (Suffolk University)	6.250%	7/1/30	5,000	5,488
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	6,000	6,502
Massachusetts Special Obligation Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	15,000	15,140
				110,531
Michigan (2.2%)
Detroit MI Sewer System Revenue	5.125%	7/1/33 (14)	6,030	5,562
Detroit MI Sewer System Revenue	7.500%	7/1/33 (4)	12,000	12,882
Detroit MI Water Supply System Revenue	7.000%	7/1/36 (4)	4,500	4,718
Jackson County MI Hospital Finance Authority Hospital Revenue (Allegiance Health)	5.250%	6/1/37	10,000	9,814
Kalamazoo MI Hospital Financing Authority Hospital Revenue (Bronson Methodist Hospital)	5.000%	5/15/30	10,000	10,033
Michigan Finance Authority Revenue (Sparrow Obligated Group)	5.000%	11/15/36	2,500	2,453
Michigan Finance Authority Revenue (Trinity Health Credit Group)	5.000%	12/1/39	7,750	7,716
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/22	4,060	4,441
Michigan Finance Authority Revenue (Unemployment Obligation Assessment)	5.000%	7/1/23	7,500	7,720
Michigan GO	5.250%	9/15/26 (4)	12,000	13,125
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.250%	11/15/46	26,000	25,160
Michigan Hospital Finance Authority Revenue (McLaren Health Care)	5.000%	6/1/35	2,115	2,096
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.125%	6/1/34	4,065	4,301
Michigan Tobacco Settlement Financing Authority Revenue	6.875%	6/1/42	15,000	13,498
Michigan Tobacco Settlement Financing Authority Revenue	6.000%	6/1/48	4,775	3,616
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	6.000%	8/1/39	7,000	7,392
Saginaw MI Hospital Finance Authority Hospital Revenue (Covenant Medical Center Inc.)	5.000%	7/1/30	10,000	9,999
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/28	6,125	6,192

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/32	2,065	2,027
Wayne County MI Airport Authority Revenue (Detroit Metropolitan Wayne County Airport)	5.000%	12/1/37	2,000	1,921
				154,666
Minnesota (0.5%)
Dakota County MN Community Development Agency Multifamily Housing Revenue
(Highview Hills Senior Housing Project)	7.000%	8/1/45	8,000	8,018
Maple Grove MN Health Care Facilities Revenue (Maple Grove Hospital Corp.)	5.250%	5/1/28	4,500	4,556
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.750%	11/15/32	8,250	9,518
Minnesota Housing Finance Agency Residential Housing Revenue	4.000%	7/1/40	895	974
Minnesota Public Facilities Authority Revenue (State Revolving Fund)	5.000%	3/1/21	5,000	6,015
St. Paul MN Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project)	4.500%	10/1/37	8,500	6,728
				35,809
Mississippi (0.2%)
Mississippi Development Bank Special Obligation Revenue
(Municipal Energy Agency Power Supply Project)	5.000%	3/1/31 (10)	10,365	10,373
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	5.375%	12/1/35	5,500	5,376
				15,749
Missouri (0.7%)
Cape Girardeau County MO Industrial Development Authority of the Health Facilities Revenue
(St. Francis Medical Center)	5.000%	6/1/33	10,000	10,217
Kirkwood MO Industrial Development Authority Retirement Community Revenue
(Aberdeen Heights Project)	8.250%	5/15/39	5,000	5,551
Kirkwood MO Industrial Development Authority Retirement Community Revenue
(Aberdeen Heights Project)	8.250%	5/15/45	5,000	5,542
Missouri Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)	5.000%	6/1/35	9,000	9,014
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500%	11/15/33	6,500	6,734
Missouri Housing Development Corp. Single Family Mortgage Revenue	6.050%	3/1/37	3,065	3,175
Missouri Housing Development Corp. Single Family Mortgage Revenue	6.000%	3/1/38	2,110	2,272
Missouri Housing Development Corp. Single Family Mortgage Revenue	5.600%	9/1/38	3,895	4,183
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Plum Point Project)	5.000%	1/1/28 (14)	2,000	2,039
				48,727
Montana (0.0%)
Montana Board Housing Single Family Mortgage Revenue	5.750%	12/1/37	1,495	1,499

Nebraska (0.1%)
Washington County NE Wastewater & Solid Waste Disposal Facilities Revenue
(Cargill Inc. Project) PUT	1.375%	9/1/15	4,500	4,521

Nevada (0.5%)
Carson City NV Hospital Revenue (Carson Tahoe Regional Medical Center)	5.000%	9/1/33	6,500	6,140
Clark County NV School District GO	5.000%	6/15/25	10,000	10,939
Las Vegas Valley Water District Nevada GO	5.000%	6/1/26	2,000	2,233
Las Vegas Valley Water District Nevada GO	5.000%	6/1/28	3,000	3,268
Nevada Capital Improvement & Cultural Affairs GO	5.000%	12/1/23 (14)	2,550	2,899
Sparks NV Local Improvement District Revenue	6.500%	9/1/20	2,450	2,578
Sparks NV Local Improvement District Revenue	6.750%	9/1/27	3,785	3,789
				31,846
New Hampshire (0.3%)
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College) VRDO	0.070%	11/1/13	6,000	6,000
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/34	1,375	1,324
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	4,450	4,187
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	7,000	7,741
				19,252
New Jersey (8.3%)
Camden County NJ Improvement Authority Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	5,000	5,010
New Jersey COP	5.250%	6/15/27	5,000	5,369
New Jersey Economic Development Authority Mortgage Revenue (Lions Gate Project)	5.000%	1/1/15	475	479
New Jersey Economic Development Authority Mortgage Revenue (Lions Gate Project)	5.750%	1/1/25	710	702
New Jersey Economic Development Authority Mortgage Revenue (Lions Gate Project)	5.875%	1/1/37	1,230	1,134
New Jersey Economic Development Authority Retirement Community Revenue
(Seabrook Village Inc.)	5.250%	11/15/26	1,500	1,497
New Jersey Economic Development Authority Retirement Community Revenue
(Seabrook Village Inc.)	5.250%	11/15/36	2,000	1,862
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.500%	6/15/14 (Prere.)	6,500	6,716
New Jersey Economic Development Authority Revenue (Cigarette Tax)	5.750%	6/15/14 (Prere.)	20,000	20,695
New Jersey Economic Development Authority Revenue (Motor Vehicle Surcharges)	5.250%	7/1/24 (14)	18,055	20,812

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/20 (2)	6,400	7,578
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/21	6,745	7,753
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/21	2,810	3,335
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/21 (3)	4,500	5,320
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/22	8,000	9,263
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	9/1/22	7,150	8,155
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/23	10,000	11,435
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.750%	9/1/23	7,000	8,217
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/24 (2)	6,300	7,530
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/25	875	980
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/27	2,000	2,174
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/27	2,385	2,612
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	9/1/28	10,200	11,095
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/32	3,000	3,133
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/35	6,000	6,177
New Jersey Economic Development Authority Revenue
(Kapkowski Road Landfill Improvement District Project (City of Elizabeth))	6.375%	5/15/14 (Prere.)	2,250	2,325
New Jersey Economic Development Authority Revenue
(Provident Group-Montclair Properties LLC - Montclair State University Student Housing Project)	5.750%	6/1/31	4,000	4,273
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)	5.125%	9/15/23	12,730	12,136
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)	5.250%	9/15/29	4,750	4,365
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	6,500	8,594
New Jersey Environmental Infrastructure Trust Revenue	5.000%	9/1/15 (ETM)	75	81
New Jersey Environmental Infrastructure Trust Revenue	5.000%	9/1/15	4,390	4,767
New Jersey Equipment Lease Purchase COP	5.000%	6/15/23	4,100	4,456
New Jersey Health Care Facilities Financing Authority Department of
Human Services Lease Revenue (Marlboro Psychiatric Hospital Project)	5.000%	9/15/29	5,000	5,213
New Jersey Health Care Facilities Financing Authority Revenue (South Jersey Hospital)	5.000%	7/1/22	2,400	2,499
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	6,700	7,026
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health) VRDO	0.070%	11/1/13 LOC	5,200	5,200
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health) VRDO	0.070%	11/1/13 LOC	5,400	5,400
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/20	5,000	5,542
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/21	2,500	2,741
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/21	5,000	5,482
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.000%	12/1/22	2,500	2,730
New Jersey Higher Education Assistance Authority Student Loan Revenue	4.000%	12/1/27	5,500	5,660
New Jersey Higher Education Assistance Authority Student Loan Revenue	5.750%	12/1/28	2,250	2,390
New Jersey Housing & Mortgage Finance Agency Multi-Family Housing Revenue VRDO	0.400%	11/7/13 (4)	6,550	6,550
New Jersey Transportation Corp. COP	5.750%	9/15/15	26,620	26,741
New Jersey Transportation Corp. COP	5.000%	9/15/19 (4)	7,000	7,551
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/20 (3)	3,160	3,779
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21 (14)	15,250	18,207
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.750%	6/15/23 (14)	10,000	12,033
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/25 (2)	30,000	17,498
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/26	21,615	23,917
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/27	15,000	7,594
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/28	3,430	1,625
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.625%	12/15/28	20,000	22,678
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/31	16,940	18,409
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/31	4,275	1,625
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/33	5,000	5,322
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/35	31,150	9,082
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/36	5,000	5,146
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/36	5,000	5,256
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/38	14,500	3,448
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/38 (12)	8,000	8,652
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	6/15/39	5,300	5,672
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/39	11,000	2,452
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.000%	6/15/44	10,000	10,152
New Jersey Turnpike Authority Revenue	5.000%	1/1/30	8,295	8,816
New Jersey Turnpike Authority Revenue	5.000%	1/1/31	11,785	12,463
New Jersey Turnpike Authority Revenue	0.000%	1/1/35 (2)	21,495	20,330
New Jersey Turnpike Authority Revenue	5.000%	1/1/38	5,000	5,188
New Jersey Turnpike Authority Revenue	5.000%	1/1/43	8,750	8,953
2 New Jersey Turnpike Authority Revenue PUT	0.610%	1/1/16	4,500	4,496
Rutgers State University New Jersey Revenue VRDO	0.080%	11/1/13	7,350	7,350
Tobacco Settlement Financing Corp. New Jersey Revenue	4.625%	6/1/26	36,245	31,163
Tobacco Settlement Financing Corp. New Jersey Revenue	4.750%	6/1/34	5,000	3,619
				575,680

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Mexico (0.3%)
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Gerald Champion Regional Medical Center)	5.500%	7/1/42	19,750	16,834
New Mexico Mortgage Finance Authority Single Family Mortgage Revenue	5.600%	7/1/38	3,490	3,746
New Mexico Mortgage Finance Authority Single Family Mortgage Revenue	5.300%	1/1/39	2,740	2,964
				23,544
New York (12.8%)
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.375%	7/15/43	5,000	5,291
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	5,000	5,140
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	3,745	3,850
Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	4,500	4,626
Hudson Yards Infrastructure Corp. New York Revenue	4.500%	2/15/47 (14)	14,500	13,669
Hudson Yards Infrastructure Corp. New York Revenue	5.750%	2/15/47	20,400	21,610
3 Long Island NY Power Authority Electric System Revenue	5.500%	4/1/22	10,010	11,251
3 Long Island NY Power Authority Electric System Revenue	5.500%	4/1/24	5,125	5,666
Nassau County NY GO	4.000%	10/1/21	9,400	10,009
New York City NY GO	5.000%	11/1/14 (Prere.)	7,225	7,572
New York City NY GO	5.000%	8/1/20	4,330	5,125
New York City NY GO	5.000%	8/1/20	3,905	4,622
New York City NY GO	5.000%	1/1/25	5,750	6,419
New York City NY GO	5.000%	11/1/26	7,775	8,052
New York City NY GO	5.000%	8/1/32	10,000	10,674
New York City NY GO	5.000%	8/1/36	15,000	15,853
New York City NY GO VRDO	0.070%	11/1/13 LOC	4,300	4,300
New York City NY GO VRDO	0.070%	11/1/13	25,000	25,000
New York City NY GO VRDO	0.070%	11/1/13 LOC	12,750	12,750
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	6,000	6,269
New York City NY Industrial Development Agency Airport Facilities Revenue
(TRIPS Obligated Group)	5.000%	7/1/28	4,000	3,800
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/26 (12)	5,000	2,916
4 New York City NY Industrial Development Agency Special Facility Revenue
(American Airlines Inc.)	7.750%	8/1/31	26,000	28,176
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	3,250	3,531
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	3,500	3,805
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	4,500	4,878
New York City NY Industrial Development Agency Special Facility Revenue
(Terminal One Group Association Project) PUT	5.500%	1/1/16	4,000	4,309
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	7,500	7,878
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	10,000	10,636
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/40	15,000	15,811
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.375%	6/15/43	10,000	10,647
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/44	5,000	5,179
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/45	14,750	15,267
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/47	15,000	15,576
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	3,200	3,200
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.070%	11/1/13	2,900	2,900
New York City NY Sales Tax Asset Receivable Corp. Revenue	5.000%	10/15/26 (14)	9,000	9,374
New York City NY Transitional Finance Authority Building Aid Revenue	5.125%	1/15/33	5,000	5,339
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/34	8,650	9,148
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/40	12,000	12,426
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/15	8,000	8,745
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/16	8,000	9,053
3 New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/38	7,865	8,296
1 New York City NY Transitional Finance Authority Future Tax Revenue TOB VRDO	0.090%	11/1/13	18,295	18,295
New York City NY Transitional Finance Authority Revenue VRDO	0.070%	11/1/13	21,600	21,600
New York City NY Trust for Cultural Resources Revenue
(American Museum of Natural History) VRDO	0.070%	11/1/13	2,600	2,600
New York Liberty Development Corp. Revenue	5.000%	11/15/31	2,000	2,068
New York Liberty Development Corp. Revenue	5.000%	11/15/44	12,080	12,183
New York Liberty Development Corp. Revenue	6.375%	7/15/49	10,870	11,515
New York Liberty Development Corp. Revenue	5.750%	11/15/51	6,000	6,405
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23	9,100	10,075
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	3,450	3,813
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/25	1,500	1,642
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/28	10,000	10,768

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/29	3,515	3,727
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	13,000	13,735
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/31	2,000	2,099
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/32	2,000	2,085
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/32	2,250	2,394
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/33	2,500	2,646
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/36	14,000	14,316
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/38	8,000	8,170
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/38	8,575	8,758
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/38	15,000	15,319
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/40	13,000	13,416
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/42	7,075	7,183
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/43	3,865	3,915
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	6.000%	4/1/20 (ETM)	9,000	10,978
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	5.000%	11/15/34	3,250	3,393
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/25	5,575	6,219
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/26	2,570	2,831
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/31	6,000	6,312
3 New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/38	10,000	10,222
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/41	1,000	1,017
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.250%	11/15/41	8,500	8,781
New York State Dormitory Authority Revenue (New York University Hospitals Center)	5.625%	7/1/37	8,750	8,948
New York State Dormitory Authority Revenue (North Shore - Long Island Jewish Obligated Group)	0.908%	5/1/18	21,200	21,075
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15	5,090	5,424
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/15 (Prere.)	5,220	5,559
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/22 (4)	280	296
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/37	6,400	6,721
New York State Dormitory Authority Revenue (The New School)	5.500%	7/1/40	5,000	5,250
New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	10/15/35	5,815	6,235
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/43	5,000	5,271
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	0.950%	2/3/14	5,000	5,000
1 New York State Mortgage Agency Homeowner Mortgage Revenue TOB VRDO	0.380%	11/7/13	10,920	10,920
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.090%	11/1/13	4,700	4,700
New York State Thruway Authority Revenue	5.000%	1/1/37	20,000	20,648
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/32	10,000	10,758
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/43	8,000	8,328
Port Authority of New York & New Jersey Revenue	5.000%	10/15/24	5,985	6,658
Port Authority of New York & New Jersey Revenue	5.000%	7/15/25 (4)	8,690	9,008
Port Authority of New York & New Jersey Revenue	5.000%	9/15/25	5,835	6,351
Port Authority of New York & New Jersey Revenue	5.000%	3/15/28	8,600	9,077
Port Authority of New York & New Jersey Revenue	5.000%	10/15/32	9,900	10,254
Port Authority of New York & New Jersey Revenue	5.750%	3/15/35	25,000	26,966
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	5.500%	12/1/31	4,000	4,171
Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.000%	12/1/42	13,000	13,943
Suffolk NY Tobacco Asset Securitization Corp. Revenue	6.625%	6/1/44	4,500	4,077
Suffolk NY Tobacco Asset Securitization Corp. Revenue	6.000%	6/1/48	3,500	2,871
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/27	3,235	3,299
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/32	3,000	2,918
Tompkins County NY Development Corp. Revenue (Tompkins Cortland Community College)	5.000%	7/1/38	3,000	2,814
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/28	4,000	4,384
Triborough Bridge & Tunnel Authority New York Revenue	5.000%	11/15/29	2,000	2,170
Ulster County NY Industrial Development Agency Civic Facility Revenue
(Kingston Regional Senior Living Corp. - Woodland Pond at New Paltz Project)	6.000%	9/15/37	9,500	6,748
Ulster County NY Industrial Development Agency Civic Facility Revenue
(Kingston Regional Senior Living Corp. - Woodland Pond at New Paltz Project)	6.000%	9/15/42	7,000	4,871
Westchester County NY Health Care Corp. Revenue	6.125%	11/1/37	3,000	3,243
				886,074
North Carolina (0.8%)
Charlotte NC GO	5.250%	6/1/14	1,300	1,339
North Carolina GO	5.000%	4/1/14	10,100	10,304
North Carolina GO	5.500%	3/1/15	2,355	2,520
North Carolina GO	5.000%	6/1/15	3,000	3,225
North Carolina Housing Finance Agency Home Ownership Revenue	5.500%	1/1/38	865	901
North Carolina Housing Finance Agency Home Ownership Revenue	5.500%	7/1/38	2,320	2,365
North Carolina Medical Care Commission Health Care Facilities Mortgage Revenue
(Salemtowne)	5.000%	10/1/23	1,850	1,816

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
North Carolina Medical Care Commission Health Care Facilities Revenue
(Cape Fear Valley Health System)	5.000%	10/1/23	9,785	10,718
North Carolina Medical Care Commission Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	2,000	1,997
North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue (Aldersgate)	6.250%	7/1/35	4,500	4,413
North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue
(Givens Estates Project)	5.000%	7/1/27	2,750	2,769
North Carolina Medical Care Commission Retirement Facilities Mortgage Revenue
(Givens Estates Project)	5.000%	7/1/33	3,000	2,876
Wake County NC GO	5.000%	2/1/16	7,800	8,607
				53,850
Ohio (1.7%)
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	10,000	10,728
Bowling Green State University Ohio Student Housing Revenue
(CFP I LLC - State University Project)	5.750%	6/1/31	5,000	5,208
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/30	4,085	3,311
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.750%	6/1/34	18,195	14,170
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.250%	6/1/37	5,000	4,078
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.000%	6/1/42	5,350	4,179
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/47	5,000	3,860
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	6.500%	6/1/47	5,215	4,385
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36	3,750	4,122
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41	5,000	5,160
Butler County OH Hospital Facilities Revenue (UC Health)	5.250%	11/1/29	3,380	3,455
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000%	11/15/41	3,000	3,278
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.060%	11/1/13	2,100	2,100
Muskingum County OH Hospital Facilities Revenue (Genesis Healthcare System Project)	5.000%	2/15/33	3,000	2,529
Muskingum County OH Hospital Facilities Revenue (Genesis Healthcare System Project)	5.000%	2/15/44	7,250	5,730
Ohio GO	4.500%	9/15/22 (14)	2,030	2,178
1 Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group) TOB VRDO	0.090%	11/1/13	2,700	2,700
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	10,250	10,070
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.250%	1/15/46	12,000	12,034
Penta Career Center Ohio COP	5.250%	4/1/26	3,505	3,927
Penta Career Center Ohio COP	5.250%	4/1/27	3,490	3,845
Wood County OH Hospital Facilities Revenue (Wood County Hospital)	5.000%	12/1/32	3,000	2,907
				113,954
Oklahoma (0.5%)
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/15 (Prere.)	4,250	4,582
Oklahoma Capitol Improvement Authority Facilities Revenue	5.000%	7/1/15 (Prere.)	4,510	4,862
Oklahoma County OK Finance Authority Revenue (Epworth Villa Project)	5.000%	4/1/33	1,000	916
Oklahoma County OK Finance Authority Revenue (Epworth Villa Project)	5.125%	4/1/42	10,260	9,259
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.750%	9/1/36	1,705	1,754
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.800%	9/1/37	1,970	2,143
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.875%	9/1/37	2,455	2,599
Oklahoma Housing Finance Agency Single Family Mortgage Revenue
(Homeownership Loan Program)	5.950%	9/1/37	4,130	4,526
Oklahoma Municipal Power Authority Power Supply System Revenue	6.000%	1/1/38	4,500	4,932
				35,573
Oregon (0.1%)
Oregon Health & Science University Revenue	5.750%	7/1/39	6,750	7,374

Pennsylvania (3.4%)
Allegheny County PA GO	5.000%	11/1/29	3,265	3,393
Allegheny County PA Higher Education Building Authority University Revenue
(Chatham University)	5.000%	9/1/30	500	503
Allegheny County PA Higher Education Building Authority University Revenue
(Chatham University)	5.000%	9/1/35	2,165	2,084
Allegheny County PA Hospital Development Authority Revenue
(University of Pittsburgh Medical Center)	0.998%	2/1/37	10,425	8,545
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/30	2,800	2,682
Allentown PA Neighborhood Improvement Zone Development Authority Tax Revenue	5.000%	5/1/42	4,500	4,024
Centre County PA Hospital Authority Revenue (Mount Nittany Medical Center Project)	5.000%	11/15/44	2,975	2,929
Commonwealth Financing Authority Pennsylvania Revenue	5.000%	6/1/22	1,000	1,169
Cumberland County PA Municipal Authority Revenue
(Asbury Pennsylvania CCRC Obligated Group)	5.250%	1/1/41	4,000	3,496
Lebanon County PA Health Facilities Authority Health Center Revenue
(Pleasant View Retirement Community Project)	5.125%	12/15/20	1,000	1,006

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lebanon County PA Health Facilities Authority Health Center Revenue
(Pleasant View Retirement Community Project)	5.300%	12/15/26	500	496
Lehigh County PA Authority Water & Sewer Revenue	5.000%	12/1/43	4,285	4,319
Lehigh County PA General Purpose Authority Revenue
(Bible Fellowship Church Homes Inc. Project)	5.125%	7/1/32	2,710	2,338
Lehigh County PA General Purpose Authority Revenue
(Bible Fellowship Church Homes Inc. Project)	5.250%	7/1/42	4,000	3,298
Monroeville PA Finance Authority Revenue (UPMC Health System)	5.000%	2/15/30	4,000	4,149
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/35	2,670	2,894
Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/40	2,500	2,685
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.500%	8/15/35	5,000	5,058
Northampton County PA General Purpose Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.500%	8/15/40	6,500	6,551
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Colver Project)	5.000%	12/1/13 (2)	2,500	2,504
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Colver Project)	5.000%	12/1/14 (2)	6,000	6,095
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Colver Project)	5.000%	12/1/15 (2)	3,500	3,577
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Colver Project)	4.625%	12/1/18 (2)	10,500	10,460
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Republic Services Inc. Project) PUT	0.700%	1/2/14	5,000	5,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	0.700%	2/3/14	14,000	14,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Waste Management Inc. Project) PUT	4.700%	11/1/14	7,250	7,513
Pennsylvania GO	5.000%	9/1/14 (4)	10,000	10,403
Pennsylvania GO	5.000%	4/1/22	12,875	15,423
Pennsylvania Higher Educational Facilities Authority Revenue
(Foundation for Indiana University of Pennsylvania Student Housing)	5.000%	7/1/41	2,275	2,159
Pennsylvania Higher Educational Facilities Authority Revenue (La Salle University)	5.000%	5/1/42	5,300	5,015
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/42	6,250	6,409
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/26 (12)	10,040	10,692
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/27 (12)	6,865	7,241
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	3,990	4,137
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/33	4,000	4,362
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	4,000	4,524
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.625%	7/1/36	5,850	5,073
Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System Obligated Group)	5.625%	7/1/42	13,845	11,666
Philadelphia PA School District GO	6.000%	9/1/38	13,000	13,954
Sayre PA Health Care Facilities Authority Revenue (Guthrie Health Care System)	0.825%	12/1/17	24,855	24,484
				236,310
Puerto Rico (1.3%)
Puerto Rico Aqueduct & Sewer Authority Revenue	5.125%	7/1/37	4,755	3,492
Puerto Rico Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	20,285	14,842
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/30 (3)(14)	5,000	4,190
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/33	5,000	3,648
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/42	17,900	12,654
Puerto Rico GO	5.750%	7/1/38	4,165	3,162
Puerto Rico GO	5.500%	7/1/39	4,000	2,916
Puerto Rico GO	6.500%	7/1/40	1,830	1,478
Puerto Rico GO	5.000%	7/1/41	8,465	5,980
Puerto Rico Highway & Transportation Authority Revenue	5.250%	7/1/39 (3)	2,610	1,770
Puerto Rico Public Buildings Authority Government Facilities Revenue	5.250%	7/1/14 (Prere.)	365	377
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/36	12,175	2,112
Puerto Rico Sales Tax Financing Corp. Revenue	5.500%	8/1/37	6,860	5,608
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/38	63,370	9,424
Puerto Rico Sales Tax Financing Corp. Revenue	5.375%	8/1/38	3,690	2,953
Puerto Rico Sales Tax Financing Corp. Revenue	5.375%	8/1/39	3,000	2,392
Puerto Rico Sales Tax Financing Corp. Revenue	5.250%	8/1/41	5,000	3,910
Puerto Rico Sales Tax Financing Corp. Revenue	5.000%	8/1/43	7,000	5,223
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	3,100	2,843
				88,974

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
South Carolina (1.5%)
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	5,000	5,505
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/15 (Prere.)	14,650	16,130
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/27	10,120	10,906
Lancaster County SC Assessment Revenue	5.450%	12/1/37	1,365	1,208
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	11,770	13,418
Piedmont SC Municipal Power Agency Revenue	5.750%	1/1/34 (4)	10,000	10,931
Richland County SC Environmental Improvement Revenue (International Paper)	6.100%	4/1/23	7,750	7,758
South Carolina Jobs Economic Development Authority Health Care Facilities Revenue
(Lutheran Homes of South Carolina Inc.)	5.000%	5/1/21	2,000	2,007
South Carolina Jobs Economic Development Authority Health Care Facilities Revenue
(Lutheran Homes of South Carolina Inc.)	5.375%	5/1/21	1,500	1,522
South Carolina Jobs Economic Development Authority Health Care Facilities Revenue
(Lutheran Homes of South Carolina Inc.)	5.000%	5/1/22	2,000	1,984
South Carolina Jobs Economic Development Authority Health Care Facilities Revenue
(Lutheran Homes of South Carolina Inc.)	5.000%	5/1/28	3,250	2,991
South Carolina Public Service Authority Revenue	5.500%	1/1/38	15,000	16,243
South Carolina Public Service Authority Revenue	5.000%	12/1/38	15,335	15,713
				106,316
South Dakota (0.2%)
South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/37	10,000	9,945

Tennessee (2.1%)
3 Chattanooga TN Health Educational & Housing Facility Board Revenue (Catholic Health Initiatives)	5.250%	1/1/45	6,500	6,470
Knox County TN Health Educational & Housing Facilities Board Hospital Facilities Revenue
(Covenant Healthcare)	5.000%	1/1/24	4,350	4,730
Memphis TN Electric System Revenue	5.000%	12/1/13 (Prere.)	20,000	20,081
Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Blakeford at Green Hills)	5.000%	7/1/32	2,400	2,195
Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Blakeford at Green Hills)	5.000%	7/1/37	3,235	2,889
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	9/1/15	20,495	21,731
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/19	22,820	25,315
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/19	7,280	8,192
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/20	3,460	3,821
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/21	2,295	2,553
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/22	730	800
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/22	5,845	6,490
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/23	2,055	2,237
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	1,655	1,829
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/24	5,690	6,164
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/24	2,500	2,749
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/26	1,925	2,080
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	16,015	16,644
Tennessee Housing Development Agency Homeownership Program Revenue	5.750%	1/1/37	3,155	3,281
Tennessee Housing Development Agency Homeownership Program Revenue	5.750%	7/1/37	4,750	4,891
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	1/1/38	1,780	1,888
				147,030
Texas (8.9%)
Bexar County TX GO	5.000%	6/15/34	10,000	10,783
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/32	4,090	1,370
Central Texas Regional Mobility Authority Revenue	0.000%	1/1/33	3,000	934
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/33	5,000	4,535
Central Texas Regional Mobility Authority Revenue	6.250%	1/1/46	1,500	1,534
Dallas-Fort Worth TX International Airport Joint Improvement Revenue	5.000%	11/1/42	10,000	9,445
Dallas-Fort Worth TX International Airport Revenue	5.250%	11/1/31	4,450	4,731
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/35	7,000	6,854
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	7,085	6,745
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/38	12,500	11,984
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/42	16,000	15,112
Dallas-Fort Worth TX International Airport Revenue	5.000%	11/1/43	9,720	9,159
Grand Parkway Transportation Corp. Texas System Toll Revenue	0.000%	10/1/34	19,500	11,553
Grand Parkway Transportation Corp. Texas System Toll Revenue	5.250%	10/1/51	8,000	8,142
Harris County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	5.000%	12/1/31	8,000	8,235
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(Methodist Hospital System) VRDO	0.080%	11/1/13	3,900	3,900

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/33	3,000	2,859
Harris County TX Cultural Education Facilities Finance Corp. Revenue
(YMCA of the Greater Houston Area)	5.000%	6/1/38	2,500	2,368
Houston TX Airport System Revenue	5.000%	7/1/22	10,100	11,378
Houston TX Airport System Revenue	5.000%	7/1/23	3,000	3,345
Houston TX Airport System Revenue	5.000%	7/1/32	5,000	5,028
Houston TX Airport System Revenue	5.500%	7/1/39	5,000	5,489
Houston TX Airport System Special Facilities Revenue
(Continental Airlines Inc. Terminal E Project)	6.750%	7/1/29	10,000	9,999
Love Field Airport Modernization Corp. Texas Special Facilities Revenue
(Southwest Airlines Co. Project)	5.000%	11/1/28	4,000	3,930
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	10	12
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	15	18
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	205	250
Lower Colorado River Authority Texas Revenue	5.000%	5/15/30	5,000	5,198
Lower Colorado River Authority Texas Revenue	5.000%	5/15/35	2,940	2,991
Lower Colorado River Authority Texas Revenue	5.500%	5/15/36	10,000	10,626
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	4,770	5,093
Lubbock TX Independent School District GO	5.750%	2/15/42 (12)	4,500	5,053
Matagorda County TX Navigation District No. 1 Collateralized Revenue
(Centerpoint Energy Houston Electric LLC Project) PUT	5.600%	3/1/14	7,500	7,608
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care Centers Inc. Project)	5.500%	2/15/25	2,100	2,121
Mesquite TX Health Facilities Development Corp. Retirement Facility Revenue
(Christian Care Centers Inc. Project)	5.625%	2/15/35	3,195	3,078
Mission TX Economic Development Corp. Solid Waste Disposal Revenue
(Republic Services Inc.) PUT	0.950%	2/3/14	15,000	15,000
North Texas Tollway Authority System Revenue	6.250%	2/1/23	20,000	22,192
North Texas Tollway Authority System Revenue	6.000%	1/1/28	9,040	10,218
North Texas Tollway Authority System Revenue	5.000%	9/1/30	7,000	7,515
North Texas Tollway Authority System Revenue	6.125%	1/1/31	12,000	12,827
North Texas Tollway Authority System Revenue	5.000%	1/1/32	13,020	13,335
North Texas Tollway Authority System Revenue	5.625%	1/1/33	8,145	8,663
North Texas Tollway Authority System Revenue	5.750%	1/1/38	29,000	30,541
North Texas Tollway Authority System Revenue	6.250%	1/1/39	15,480	17,136
North Texas Tollway Authority System Revenue	6.000%	9/1/41	5,000	5,578
Round Rock TX Independent School District GO	5.000%	8/1/15	2,505	2,711
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/20	1,040	1,181
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/24	7,490	8,394
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Cook Children’s Medical Center Project)	5.250%	12/1/39	10,000	10,332
Tarrant County TX Cultural Education Facilities Finance Corp. Hospital Revenue
(Scott & White Healthcare Project)	5.250%	8/15/28	4,000	4,182
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(SQLC Senior Living Center Mirador Project)	7.250%	11/15/16	3,825	3,831
Tarrant County TX Cultural Education Facilities Finance Corp. Retirement Facilities Revenue
(Stayton at Museum Way Project)	8.250%	11/15/44	10,000	10,070
Texas Department of Housing & Community Affairs Single Family Revenue	5.625%	3/1/39	1,765	1,849
Texas GO	5.750%	8/1/31	405	406
Texas Municipal Gas Acquisition & Supply Corp. Revenue	0.870%	9/15/17	20,975	20,727
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/19	10,000	11,310
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/20	15,400	17,251
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.250%	12/15/26	1,550	1,672
Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250%	12/15/26	17,710	20,720
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.000%	12/15/28	5,000	4,953
Texas Municipal Power Agency Revenue	0.000%	9/1/16 (ETM)	280	274
Texas Municipal Power Agency Revenue	0.000%	9/1/17 (14)	58,660	55,345
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	12/31/31	3,705	4,153
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/32	20,000	22,586
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	6/30/33	10,000	11,263
Texas Private Activity Surface Transportation Corp. Revenue	7.000%	12/31/38	20,000	21,544
Texas Private Activity Surface Transportation Corp. Revenue	6.875%	12/31/39	5,000	5,396
Texas Private Activity Surface Transportation Corp. Revenue	6.750%	6/30/43	15,000	15,768
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/20	5,325	5,420
1 University of Houston Texas Revenue TOB VRDO	0.110%	11/7/13	7,600	7,600
University of Texas Permanent University Fund Revenue	5.000%	7/1/15	3,800	4,094
				617,497
Utah (0.5%)
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.070%	11/1/13	3,370	3,370
Murray UT Hospital Revenue (IHC Health Services) VRDO	0.070%	11/1/13	5,900	5,900

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/29	4,475	4,723
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/30	3,700	3,864
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/31	4,685	4,882
Utah Associated Municipal Power Systems Revenue (Horse Butte Wind Project)	5.000%	9/1/32	3,500	3,631
Utah GO	5.000%	7/1/15	5,000	5,393
				31,763
Vermont (0.3%)
Vermont Housing Finance Agency Revenue	4.125%	11/1/42	4,035	4,173
2 Vermont Student Assistance Corp. Education Loan Revenue	1.748%	6/1/22	9,162	9,188
2 Vermont Student Assistance Corp. Education Loan Revenue	3.246%	12/3/35	10,000	10,066
				23,427
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	1,000	1,062
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	2,400	2,464
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/32	1,950	1,913
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/39	2,000	1,946
				7,385
Virginia (1.9%)
1 Alexandria VA Redevelopment & Housing Authority Multi-Family Housing Mortgage Revenue
(Portals West Apartment)	8.250%	4/1/32 (ETM)	445	564
Chesapeake VA Toll Road Revenue	0.000%	7/15/40	5,000	2,316
Chesapeake VA Toll Road Revenue	5.000%	7/15/47	3,000	2,801
Chesterfield County VA Economic Development Authority Retirement Facilities Revenue
(Brandermill Woods Project)	5.125%	1/1/43	4,750	4,069
Fairfax County VA Economic Development Authority Residential Care Facilities Revenue
(Goodwin House Inc.)	5.000%	10/1/27	1,875	1,913
Fairfax County VA Economic Development Authority Residential Care Facilities Revenue
(Goodwin House Inc.)	5.125%	10/1/37	4,000	4,013
Fairfax County VA Economic Development Authority Residential Care Facilities Revenue
(Vinson Hall LLC)	5.000%	12/1/32	1,500	1,363
Fairfax County VA Economic Development Authority Residential Care Facilities Revenue
(Vinson Hall LLC)	5.000%	12/1/42	2,800	2,420
Fairfax County VA Public Improvement GO	5.000%	10/1/14	2,100	2,193
Hanover County VA Economic Development Authority Residential Care Facility Revenue
(Covenant Woods)	5.000%	7/1/42	5,550	4,510
Lynchburg VA Industrial Development Authority Healthcare Facilities Revenue (Centra Health Inc.)	5.200%	1/1/18	515	516
Roanoke VA Economic Development Authority Hospital Revenue (Carilion Clinic Obligated Group)	5.000%	7/1/33	4,500	4,579
Route 460 Funding Corp. of Virginia Toll Road Revenue	5.125%	7/1/49	7,630	7,128
Route 460 Funding Corp. of Virginia Toll Road Revenue	5.000%	7/1/52	6,660	6,030
Stafford County VA Economic Development Authority Hospital Facilities Revenue
(MediCorp Health System Obligated Group)	5.250%	6/15/37	6,070	5,793
Tobacco Settlement Financing Corp Virginia Revenue	5.000%	6/1/47	4,995	3,196
Tobacco Settlement Financing Corp. Virginia Revenue	5.625%	6/1/15 (Prere.)	10,000	10,829
Tobacco Settlement Financing Corp. Virginia Revenue	5.200%	6/1/46	9,500	6,277
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	5.250%	1/1/32	8,000	7,916
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	6.000%	1/1/37	16,000	16,567
Virginia Small Business Financing Authority Revenue (Elizabeth River Crossings Project)	5.500%	1/1/42	16,350	16,256
Virginia Small Business Financing Authority Revenue (Express Lanes LLC)	5.000%	7/1/34	11,500	10,660
Virginia Small Business Financing Authority Revenue (Express Lanes LLC)	5.000%	1/1/40	14,000	12,675
				134,584
Washington (1.2%)
Chelan County WA Public Utility District No. 1 Consolidated System Revenue (Chelan Hydro)	5.500%	7/1/25	2,500	2,834
Chelan County WA Public Utility District No. 1 Consolidated System Revenue (Chelan Hydro)	5.500%	7/1/26	4,000	4,488
Port of Seattle WA Passenger Facility Charge Revenue	5.000%	12/1/21	5,000	5,708
Port of Seattle WA Revenue	5.000%	8/1/23	2,810	3,198
Port of Seattle WA Revenue	5.000%	9/1/25	3,000	3,274
Port of Seattle WA Revenue	5.000%	6/1/30	9,000	9,489
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/30	9,060	9,428
Tobacco Settlement Authority Washington Revenue	5.250%	6/1/31	5,000	5,143
Washington GO	5.000%	8/1/14	3,390	3,513
Washington GO	5.000%	7/1/15 (2)	2,425	2,615
Washington GO	5.000%	8/1/37	10,005	10,639
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/38 (4)	7,395	7,585
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/43 (12)	10,000	10,193
Washington Higher Education Facilities Authority Revenue (Seattle University Project)	5.250%	5/1/34	5,000	5,178
				83,285
West Virginia (0.3%)
West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project)	5.375%	12/1/38	2,500	2,570
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.625%	9/1/32	6,000	6,181

High-Yield Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
West Virginia Hospital Finance Authority Hospital Revenue
(United Health System Obligated Group)	5.375%	6/1/38	5,000	5,126
West Virginia Hospital Finance Authority Hospital Revenue
(United Health System Obligated Group)	5.500%	6/1/44	5,000	5,127
				19,004
Wisconsin (2.0%)
Platteville WI Redevelopment Authority Revenue (Platteville Real Estate)	5.000%	7/1/42	3,000	2,764
Public Finance Authority of Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio)	5.000%	10/1/23	10,100	9,282
Public Finance Authority of Wisconsin Airport Facilities Revenue (TRIPS Obligated Group)	5.000%	7/1/22	12,250	12,465
Public Finance Authority of Wisconsin Airport Facilities Revenue (TRIPS Obligated Group)	5.250%	7/1/28	12,000	11,759
Public Finance Authority of Wisconsin Airport Facilities Revenue (TRIPS Obligated Group)	5.000%	7/1/42	5,000	4,350
Public Finance Authority of Wisconsin CCRC Revenue (Glenridge on Palmer Ranch Inc. Project)	8.250%	6/1/46	12,000	13,236
University of Wisconsin Hospitals & Clinics Authority Revenue	5.000%	4/1/26	2,410	2,591
Wisconsin GO	6.000%	5/1/27	17,000	19,747
Wisconsin GO	6.250%	5/1/37	20,200	22,470
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian Healthcare Inc.)	5.500%	7/1/40	5,675	5,850
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.625%	4/15/39	10,810	11,017
Wisconsin Health & Educational Facilities Authority Revenue
(Beaver Dam Community Hospitals Inc. Project)	6.750%	8/15/14 (Prere.)	3,500	3,680
Wisconsin Health & Educational Facilities Authority Revenue
(Children’s Hospital of Wisconsin Inc.)	5.375%	8/15/37	5,000	5,113
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran)	5.000%	11/15/44	10,000	10,000
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	5,500	5,601
				139,925
Total Tax-Exempt Municipal Bonds (Cost $6,693,249)				6,790,882

			Shares
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
5 Vanguard Municipal Cash Management Fund (Cost $130,118)	0.101%		130,118,261	130,118
Total Investments (99.9%) (Cost $6,823,367)				6,921,000
Other Assets and Liabilities (0.1%)
Other Assets				130,527
Liabilities				(123,257)
				7,270
Net Assets (100%)				6,928,270

High-Yield Tax-Exempt Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,955,181
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(124,544)
Unrealized Appreciation (Depreciation)	97,633
Net Assets	6,928,270

Investor Shares—Net Assets
Applicable to 122,892,106 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,306,915
Net Asset Value Per Share—Investor Shares	$10.63

Admiral Shares—Net Assets
Applicable to 528,588,355 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,621,355
Net Asset Value Per Share—Admiral Shares	$10.63

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $76,550,000, representing 1.1% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2013.
4 Security made only partial interest payments during the period ended October 31, 2013.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

                                                                                                                                                   © 2013 The Vanguard Group, Inc.

                                                                                                                                                    All rights reserved.

                                                                                                                                                    Vanguard Marketing Corporation, Distributor.

                                                                                                                                                    F950 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $166,000

Fiscal Year Ended October 31, 2012: $166,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113

Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950

Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000

Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000

Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MUNICIPAL BOND FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MUNICIPAL BOND FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2013

VANGUARD MUNICIPAL BOND FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2013

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.